The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

Filed Pursuant to Rule 497
File No. 333-160720

SUBJECT TO COMPLETION, DATED FEBRUARY 27, 2012

PRELIMINARY PROSPECTUS SUPPLEMENT

(to Prospectus dated September 9, 2011)

1,000,000 Shares

Gladstone Investment Corporation

% Series A Cumulative Term Preferred Stock

(Liquidation Preference $25 Per Share)

We are offering 1,000,000 shares of our         % Series A Cumulative Term Preferred Stock, or the “Series A Term Preferred Stock.” We will pay monthly dividends on the Series A Term Preferred Stock at an annual rate of         % of the $25 liquidation preference per share, or $         per share of Series A Term Preferred Stock per year, on the last business day of each month, commencing on March 30, 2012.

We are required to redeem all of the outstanding Series A Term Preferred Stock on                 , 2017, at a redemption price equal to $25 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. We will also be required to redeem all of the outstanding Series A Term Preferred Stock at a redemption price equal to $25 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption in the event of certain events that constitute a change of control of the company. If we fail to maintain an Asset Coverage ratio of at least 200% (as described in this prospectus supplement), we will redeem a portion of the outstanding Series A Term Preferred Stock in an amount at least equal to the lesser of (1) the minimum number of shares of Series A Term Preferred Stock necessary to cause us to meet our required Asset Coverage ratio and (2) the maximum number of Series A Term Preferred Stock that we can redeem out of cash legally available for such redemption. At any time on or after                 , 2016, at our sole option, we may redeem the Series A Term Preferred Stock at a redemption price of $25 per share of Series A Term Preferred Stock, plus any accumulated but unpaid dividends, if any, on the Series A Term Preferred Stock to but excluding the date of redemption.

The Series A Term Preferred Stock will rank equally in right of payment with all other shares of preferred stock that we may issue and will rank senior in right of payment to all of our common stock.

We have applied to have the Series A Term Preferred Stock listed on the NASDAQ Global Select Market, or NASDAQ, under the symbol “GAINP.” Our common stock is traded on the NASDAQ under the symbol “GAIN.” On February 24, 2012, the last sale price of our common stock as reported on NASDAQ was $7.66 per share. The Series A Term Preferred Stock will not be convertible into our common stock or any other security of our company.

Investing in the Series A Term Preferred Stock involves a high degree of risk. You could lose some or all of your investment. You should carefully consider each of the factors described under “Risk Factors” beginning on page S-9 of this prospectus supplement and beginning on page 9 of the accompanying prospectus before you invest in the Series A Term Preferred Stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	PER SHARE	TOTAL
Public Offering Price	$25.00	$25,000,000
Underwriting discounts and commissions	$1.00	$1,000,000
Proceeds to Gladstone Investment Corporation, before expenses	$24.00	$24,000,000

Delivery of the Series A Term Preferred Stock is expected to be made on or about                 , 2012. We have granted the underwriters an option for a period of 25 days to purchase an additional 150,000 shares of Series A Term Preferred Stock solely to cover any over-allotments, if any. If the underwriters exercise the option in full, the total underwriting discounts and commissions payable by us will be $1,150,000, and the total proceeds to us, before expenses, will be $27,600,000.

Sole Book-Running Manager

Jefferies

Joint Lead Manager

Janney Montgomery Scott

Co-Managers

J.J.B. Hilliard, W.L. Lyons, LLC	Wunderlich Securities

Prospectus Supplement dated                     , 2012

ABOUT THIS PROSPECTUS SUPPLEMENT

This prospectus supplement, together with the accompanying prospectus, sets forth the information that you should know before investing. You should read the prospectus supplement and accompanying prospectus, which contain important information, before deciding whether to invest in the Series A Term Preferred Stock.

We also file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. You may inspect such reports, proxy statements and other information, as well as this prospectus supplement, and the accompanying prospectus and the exhibits and schedules to the registration statement of which the accompanying prospectus is a part, at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the public reference facilities by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. You may also obtain copies of such material from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.

You may request a free copy of this prospectus supplement, the accompanying prospectus, our annual reports to stockholders, when available, and other information about us, and make stockholder inquiries by calling (866) 366-5745 or by writing to us at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102, or from our website (http://www.GladstoneInvestment.com). The information contained in, or that can be accessed through, our website is not part of this prospectus supplement or the accompanying prospectus. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement. However, if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus in making an investment decision. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell the Series A Term Preferred Stock in any jurisdiction where such an offer or sale is not permitted. The information appearing in this prospectus supplement and in the accompanying prospectus is accurate only as of the dates on their respective covers, regardless of the time of delivery or any sale of the Series A Term Preferred Stock.

The Series A Term Preferred Stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

S-i

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus supplement and in the accompanying prospectus, including the Company’s Certificate of Designation of % Series A Cumulative Term Preferred Stock of Gladstone Investment Corporation, or the “Certificate of Designation,” the form of which is attached as Appendix A to this prospectus supplement, prior to making an investment in the Series A Term Preferred Stock, and especially the information set forth under the headings “Risk Factors.” In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the “Company,” “we,” us” or “our” refers to Gladstone Investment Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; and “Gladstone Companies” refers to our Adviser and its affiliated companies. Capitalized terms used but not defined in this prospectus supplement or accompanying prospectus have the meanings given to such terms in the Certificate of Designation. Unless otherwise stated, the information in this prospectus supplement and the accompanying prospectus does not take into account the possible exercise by the underwriters of their over-allotment option.

Gladstone Investment Corporation

Gladstone Investment Corporation is a specialty finance company that invests in subordinated loans, mezzanine debt, preferred stock and common stock as well as warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. When we invest in buyouts, we typically do so with the management team of the company being purchased and with other buyout funds. We also sometimes invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments.

As of December 31, 2011, our portfolio consisted of investments in 17 companies in 12 states in 12 different industries with a fair value of $226.8 million, consisting of senior term debt, subordinated term debt, preferred equity and common equity. Since our initial public offering in June 2005, we have made 80 consecutive monthly distributions. Our monthly distribution per share of common stock was $0.05 in each of January and February 2012. Our Board of Directors has also declared a monthly dividend of $0.05 per share of common stock for March 2012.

We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

As of December 31, 2011, we had 22,080,133 shares of common stock, par value $0.001 per share, or Common Stock, outstanding and no shares of preferred stock outstanding.

Our principal executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102, and our telephone number is (703) 287-5800. Our corporate website is located at http://www.GladstoneInvestment.com. Information on, or accessible through, our website is not incorporated into or a part of this prospectus supplement or the accompanying prospectus.

Investment Strategy

We seek to achieve returns from current interest income from owning senior, subordinated and mezzanine debt, and capital gains from the sale of preferred stock, warrants to purchase common stock and common stock that we purchase in connection with buyouts and recapitalizations of small and mid-sized companies. We seek to make investments that generally range between $10 million and $40 million each, although this investment size may vary proportionately as the size of our capital base changes. Typically, our debt investments mature in no more than seven years. Our debt investments accrue interest at fixed or variable rates and most have minimum interest rates. We invest either by ourselves or jointly with other buyout funds or management of the company. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were to be investing alone. We expect that the majority of the investments we make will consist of term debt of private companies that cannot or will not expend the resources to have their debt securities rated by a credit rating agency. We cannot accurately predict what ratings these loans might receive if they were rated, and thus cannot determine whether or not they could be considered “investment grade” quality. However, for loans that lack a rating by a credit rating agency, investors should assume that most of these loans will be below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds, and may be considered high risk compared to investment grade debt instruments.

We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher rate of return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

Our Investment Adviser and Administrator

Our Adviser is our affiliate and is our investment adviser. Our Adviser is led by a management team that has extensive experience in our lines of business. Excluding our chief financial officer, all of our executive officers serve as either directors or executive officers, or both, of our Adviser, our Administrator and certain other funds affiliated with us and are advised by our Adviser. Our Administrator employs our chief financial officer, chief compliance officer, internal counsel, controller and treasurer and their respective staffs.

Our Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliated funds, some of which may co-invest with us on certain portfolio investments. In the future, our Adviser and our Administrator may provide investment advisory and administrative services, respectively, to other funds, both public and private.

Our Adviser was organized as a Delaware corporation in 2002 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Since October 1, 2004, we have been externally managed by the Adviser, which is headquartered in McLean, Virginia, a suburb of Washington D.C., and also has offices in California, Illinois and New York.

We have entered into an investment advisory and management agreement with the Adviser, which we refer to as the Advisory Agreement. At a meeting of our Board of Directors held on July 12, 2011, our Board of Directors unanimously voted to approve the extension of the term of the Advisory Agreement through August 31, 2012. In reaching a decision to approve the Advisory Agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

■	the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

■	the fee structures of comparable externally managed business development companies that engage in similar investing activities; and

■	various other matters.

Based on the information reviewed and the considerations detailed above, our Board of Directors, including all of the directors who are not “interested persons” as that term is defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Advisory Agreement, as well as the Administration Agreement, as being in the best interests of our stockholders.

THE OFFERING

The following is a brief summary of some of the terms of this offering. For a more complete description of the rights, preferences and other terms of the Series A Term Preferred Stock, see “Description of the Series A Term Preferred Stock” in this prospectus supplement.

Issuer	Gladstone Investment Corporation

Securities Offered	1,000,000 shares of % Series A Cumulative Term Preferred Stock. The underwriters have the option to purchase up to 150,000 additional shares of Series A Term Preferred Stock from us to cover over allotments, if any.

Liquidation Preference	$25 per share, plus accumulated but unpaid dividends, if any. In the event of any liquidation, dissolution or winding up of our affairs, holders of the Series A Term Preferred Stock will be entitled to receive a liquidation distribution per share equal to $25 per share (which we refer to in this prospectus supplement as the Liquidation Preference), plus an amount equal to all accumulated but unpaid dividends, if any, and distributions accumulated to, but excluding, the date fixed for distribution or payment, whether or not earned or declared by us, but excluding interest on any such distribution or payment. See “Description of the Series A Term Preferred Stock— Liquidation Rights.”

Dividends	The Series A Term Preferred Stock will pay a monthly dividend at a fixed annual rate of % of the Liquidation Preference, or $ per share per year, which we refer to as the Fixed Dividend Rate. The Fixed Dividend Rate is subject to adjustment under certain circumstances, but will not in any case be lower than %.

Cumulative cash dividends or distributions on each Series A Term Preferred Share will be payable monthly, when, as and if declared, or under authority granted, by our Board of Directors out of funds legally available for such payment. The first dividend period for the Series A Term Preferred Stock will commence on the initial issuance date of such shares upon the closing of this offering, which we refer to as the Date of Original Issue, and will end on March 31, 2012.

Ranking	The shares of Series A Term Preferred Stock are senior securities that constitute capital stock of the Company.

The Series A Term Preferred Stock ranks:

■	senior to the Common Stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs; and

■

equal in priority with all other future series of preferred stock we may issue, which we refer to in this prospectus supplement, collectively with the Series A Term Preferred Stock, as the Preferred Stock, as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs.

We may issue additional shares of Preferred Stock, but we may not issue additional classes of capital stock that rank senior or junior to the Series A Term Preferred Stock (other than Common Stock) as to priority of payment of dividends and as to distribution of assets upon dissolution, liquidation or winding-up of our affairs. We may, however, borrow funds from banks and other lenders so long as the ratio of (1) the value of total assets less the total borrowed amounts to (2) the sum of all senior securities representing indebtedness and the outstanding Series A Term Preferred Stock multiplied by $25 per share is not less than 200%.

Mandatory Term Redemption	We are required to redeem all outstanding Series A Term Preferred Stock on , 2017, at a redemption price equal to the Liquidation Preference ($25 per share), plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the redemption date. If we fail to redeem the Series A Term Preferred Stock pursuant to the mandatory redemption required on , 2017, or in any other circumstance in which we are required to redeem the Series A Term Preferred Stock, then the Fixed Dividend Rate will increase to an annual rate of 11% for so long as such failure continues. See “Description of the Series A Term Preferred Stock—Redemption” and “—Voting Rights.”

Mandatory Redemption for Asset Coverage	If we fail to maintain an Asset Coverage ratio (as defined below) of at least 200% as of the close of business on any calendar day on which NASDAQ is open for trading, or a Business Day, on which Asset Coverage is required to be calculated, and such failure is not cured by the close of business on the date that is 30 calendar days following such Business Day (referred to in this prospectus supplement as an Asset Coverage Cure Date), then we are required to redeem, within 90 calendar days of the Asset Coverage Cure Date, shares of Preferred Stock equal to the lesser of (1) the minimum number of shares of Preferred Stock that will result in our having an Asset Coverage ratio of at least 200% and (2) the maximum number of shares of Preferred Stock that can be redeemed out of funds legally available for such redemption, provided further, that in connection with any such redemption for failure to maintain such Asset Coverage ratio, we may redeem such additional number of shares of Preferred Stock that will result in our having an Asset Coverage ratio of up to and including 215%. The Preferred Stock to be redeemed may include, at our sole option, any number or proportion of the Series A Term Preferred Stock and other series of Preferred Stock. If shares of Series A Term Preferred Stock are to be redeemed in such an event, they will be redeemed at a redemption price equal to the Liquidation Preference ($25 per share), plus accumulated but unpaid dividends, if any, on such shares (whether or not declared, but excluding interest on accumulated but unpaid dividends, if any) to, but excluding, the date fixed for such redemption.

Asset Coverage for purposes of our Preferred Stock is a ratio calculated under Section 18(h) of the 1940 Act, as in effect on the date of the Certificate of Designation, and is determined on the basis of values calculated as of a time within 48 hours (only including Business Days) preceding each determination. We estimate that, on the Date of Original Issue, our Asset Coverage, based on the composition and value of our portfolio as of December 31, 2011, and after giving effect to (1) the issuance of the Series A Term Preferred Stock offered in this offering and (2) the payment of underwriting discounts and commissions of $1.0 million and estimated related offering costs payable by us of approximately $375,000, would have been 285.6%. Our net investment income coverage, which is calculated by dividing our net investment income by the amount of distributions to holders of our Common Stock, averaged approximately 120.2% from March 31, 2009 through December 31, 2011. Net investment income coverage has varied each year since our inception, and there is no assurance that historical coverage levels will be maintained. See “Description of the Series A Term Preferred Stock—Asset Coverage.”

Optional Redemption	At any time on or after , 2016, at our sole option, we may redeem the Series A Term Preferred Stock in whole or from time to time, in part, out of funds legally available for such redemption, at the Liquidation Preference ($25 per share), plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. See “Description of the Series A Term Preferred Stock—Redemption—Optional Redemption.” See “Description of the Series A Term Preferred Stock—Redemption.”

Change of Control Redemption	If a Change of Control Triggering Event occurs, unless we have exercised our option to redeem the Series A Term Preferred Stock, we will be required to redeem all of the outstanding Series A Term Preferred Stock at the Liquidation Preference ($25 per share), plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. For the definition of Change of Control Triggering Event and additional information concerning the redemption of the Series A Term Preferred Stock in connection with such events, see “Description of the Series A Term Preferred Stock—Redemption—Change of Control.”

Voting Rights

Except as otherwise provided in our Amended and Restated Certificate of Incorporation or as otherwise required by law, (1) each holder of Preferred Stock (including the Series A Term Preferred Stock) will be entitled to one vote for each share of Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding Preferred Stock and Common Stock will vote together as a single class; provided, that holders of Preferred Stock, voting separately as a class, will be entitled to elect at least two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of Preferred Stock in an amount equal to two full years of dividends and continuing during that period until we correct that failure. Preferred Stock holders will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of Preferred Stock. See “Description of the Series A Term Preferred Stock—Voting Rights.”

Conversion Rights	The Series A Term Preferred Stock will have no conversion rights.

Use of Proceeds	We intend to use the net proceeds from this offering of approximately $23.6 million (after the payment of underwriting discounts and commissions of $1.0 million and estimated offering expenses payable by us of approximately $375,000) to repay borrowings under our credit facility, then to make investments in buyouts and recapitalizations of small and mid-sized companies in accordance with our investment strategy, with any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

U.S. Federal Income Taxes	Prospective investors are urged to consult their own tax advisors regarding these matters in light of their personal investment circumstances.

We have elected to be treated, and intend to continue to so qualify each year, as a RIC under Subchapter M of the Code, and we generally do not expect to be subject to U.S. federal income tax.

The dividends on the Series A Term Preferred Stock will not qualify for the dividend received deduction or for taxation as qualified dividend income.

Risk Factors	Investing in the Series A Term Preferred Stock involves risks. You should carefully consider the information set forth in the sections of this prospectus supplement and the accompanying prospectus entitled “Risk Factors” before deciding whether to invest in our Series A Term Preferred Stock. See “Risk Factors beginning on page S-9 of this prospectus supplement and page 9 of the accompanying prospectus.

Information Rights	During any period in which we are not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any shares of Series A Term Preferred Stock are outstanding, we will provide holders of Series A Term Preferred Stock, without cost, copies of annual reports and quarterly reports substantially similar to the reports on Form 10-K and Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject to such provisions or, alternatively, we will voluntarily file reports on Form 10-K and Form 10-Q as if we were subject to Section 13 or 15(d) of the Exchange Act.

Redemption and Paying Agent

We have entered into an amendment to our Transfer Agency and Service Agreement with Computershare Shareowner Services, LLC, or Computershare, which we refer to as the Redemption and Paying Agent in this prospectus supplement. Under this amendment, the Redemption and Paying Agent will serve as transfer agent and registrar, dividend disbursing agent and redemption and paying agent with respect to the Series A Term Preferred Stock.

Listing	We have applied to list the Series A Term Preferred Stock on the NASDAQ under the symbol “GAINP.” Trading on the Series A Term Preferred Stock is expected to begin within 30 days after the date of initial delivery of the Series A Term Preferred Stock. Prior to the expected commencement of trading on the NASDAQ, the underwriters may make a market in the Series A Term Preferred Stock, but they are not obligated to do so and may discontinue any market-making at any time without notice.

RISK FACTORS

You should carefully consider the risks described below, and the risks described in “Risk Factors” beginning on page 9 of the accompanying prospectus, before deciding to invest in the Series A Term Preferred Stock. The risks and uncertainties described below and in the accompanying prospectus are not the only ones we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance and the value of the Series A Term Preferred Stock. If any of the following risks or the risks described in the accompanying prospectus actually occur, our business, financial condition or results of operations could be materially adversely affected, and the value of the Series A Term Preferred Stock may be impaired. If that happens, the trading price of the Series A Term Preferred Stock could decline, and you may lose all or part of your investment.

Risks of Investing in Term Preferred Stock

An investment in term preferred stock with a fixed interest rate bears interest rate risk.

Term preferred stock pays dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series A Term Preferred Stock may increase, which would likely result in a decline in the secondary market price of the Series A Term Preferred Stock prior to                 , 2017, which we refer to as the Mandatory Term Redemption Date. For additional information concerning dividends on the Series A Term Preferred Stock, see “Description of the Series A Term Preferred Stock—Dividends and Dividend Periods.”

There may be no initial secondary trading market due to delayed listing, and even after listing a liquid secondary trading market may not develop.

Because we have no prior trading history for exchange-listed Preferred Stock, we cannot predict the trading patterns of the Series A Term Preferred Stock, including the effective costs of trading the stock. During a period of up to 30 days from the date of this prospectus supplement, the Series A Term Preferred Stock will not be listed on any securities exchange. During this period, the underwriters may make a market in the Series A Term Preferred Stock, but they are not obligated to do so and may discontinue any market-making at any time without notice. Consequently, an investment in the Series A Term Preferred Stock during this period may be illiquid, and holders of such shares may not be able to sell them during that period as it is unlikely that an active secondary market for the Series A Term Preferred Stock will develop. If a secondary market does develop during this period, holders of the Series A Term Preferred Stock may be able to sell such shares only at substantial discounts from the Liquidation Preference ($25 per share). There is also a risk that such shares may be thinly traded, and the market for such shares may be relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and features.

The Series A Term Preferred Stock will not be rated.

We do not intend to have the Series A Term Preferred Stock rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that the Series A Term Preferred Stock may trade at a price that is lower than they might otherwise trade if rated by a rating agency. It is possible, however, that one or more rating agencies might independently determine to assign a rating to the Series A Term Preferred Stock. In addition, we may elect to issue other securities for which we may seek to obtain a rating. If any ratings are assigned to the Series A Term Preferred Stock in the future or if we issue other securities with a rating, such ratings, if they are lower than market expectations or are subsequently lowered or withdrawn, could adversely affect the market for or the market value of the Series A Term Preferred Stock.

The Series A Term Preferred Stock will bear a risk of early redemption by us.

We may voluntarily redeem some or all of the Series A Term Preferred Stock on or after                 , 2016, and we may be forced to redeem some or all of the Series A Term Preferred Stock to meet regulatory requirements and the Asset Coverage requirements of such shares. Any such redemptions may occur at a time that is unfavorable to holders of the Series A Term Preferred Stock. We may have an incentive to redeem the Series A Term Preferred Stock voluntarily before the Mandatory Term Redemption Date if market conditions allow us to issue other Preferred Stock or debt securities at a rate that is lower than the Fixed Dividend Rate on the Series A Term Preferred Stock. For further information regarding our ability to redeem the Term Preferred Stock, see “Description of the Series A Term Preferred Stock—Redemption” and “—Asset Coverage.”

Claims of holders of the Series A Term Preferred Stock will be subject to a risk of subordination relative to holders of our debt instruments.

Rights of holders of the Series A Term Preferred Stock will be subordinated to the rights of holders of our indebtedness. Therefore, dividends, distributions and other payments to holders of Term Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness. In addition, under some circumstances the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of the Series A Term Preferred Stock.

We are subject to risks related to the general credit crisis and related liquidity risks.

General market uncertainty and extraordinary conditions in the credit markets may impact the liquidity of our investment portfolio. In turn, during extraordinary circumstances, this uncertainty could impact our distributions and/or ability to redeem the Series A Term Preferred Stock in accordance with their terms. Further, there may be market imbalances of sellers and buyers of Series A Term Preferred Stock during periods of extreme illiquidity and volatility in the credit markets. Such market conditions may lead to periods of thin trading in any secondary market for the Series A Term Preferred Stock and may make valuation of the Series A Term Preferred Stock uncertain. As a result, the spread between bid and ask prices is likely to increase significantly such that, if you invest in the Series A Term Preferred Stock, you may have difficulty selling your shares. Less liquid and more volatile trading environments could also result in sudden and significant valuation declines in the Series A Term Preferred Stock.

Holders of the Series A Term Preferred Stock will be subject to inflation risk.

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted, or “real,” value of an investment in Term Preferred Stock or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Series A Term Preferred Stock and dividends payable on such shares declines.

Holders of the Series A Term Preferred Stock will bear reinvestment risk.

Given the five-year term and potential for early redemption of the Series A Term Preferred Stock, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of the Series A Term Preferred Stock may be lower than the return previously obtained from the investment in such shares.

Holders of Series A Term Preferred Stock will bear dividend risk.

We may be unable to pay dividends on the Series A Term Preferred Stock under some circumstances. The terms of our indebtedness preclude the payment of dividends in respect of equity securities, including the Series A Term Preferred Stock, under certain conditions.

We face Asset Coverage risks in our investment activities.

The Asset Coverage that we maintain on the Series A Term Preferred Stock will be based upon a calculation of the value of our portfolio holdings. Our portfolio investments are, and we expect a large percentage of such investments will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded is generally not readily determinable. Our Board of Directors has established an investment valuation policy and consistently applied valuation procedures to determine the fair value of these securities on a quarterly basis. The procedures for the determination of value of many of our debt securities rely on opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc., or SPSE, the use of internally developed discounted cash flow, or DCF, methodologies, or internal methodologies based on the total enterprise value, or TEV, of the issuer, which we use for certain of our equity investments. SPSE will only evaluate the debt portion of investments for which we specifically request an evaluation, and SPSE may decline to provide requested evaluations for any reason in its sole discretion.

A portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessment using valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. While we believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities, the determination of fair value for securities that are not publicly traded necessarily involves an exercise of subjective judgment, whether or not we obtain the recommendations of an independent third-party evaluator.

Our use of these fair value methods is inherently subjective and is based on estimates and assumptions regarding each security. In the event that we are required to sell a security, we may ultimately sell for an amount materially less than the estimated fair value calculated by us or SPSE, or determined using TEV or the DCF methodology. As a result, a risk exists that the Asset Coverage attributable to the Preferred Stock, including the Series A Term Preferred Stock, may be materially lower than what is calculated based upon the fair valuation of our portfolio securities in accordance with our valuation policies. See “Risk Factors—Risks Related to Our Investments—Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value” on page 17 of the accompanying prospectus.

There is a risk of delay in our redemption of the Series A Term Preferred Stock, and we may fail to redeem such securities as required by their terms.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the Mandatory Term Redemption Date or a Change of Control Triggering Event, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of the Series A Term Preferred Stock might be adversely affected.

We finance our investments with borrowed money and senior securities, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our Common Stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	ASSUMED RETURN ON OUR PORTFOLIO (NET OF EXPENSES)
	(10)%	(5)%	0%	5%	10%

Corresponding return to common stockholder (1)	(16.0)%	(8.5)%	(1.0)%	6.6%	14.1%

(1)

The hypothetical return to common stockholders is calculated by multiplying our total assets as of December 31, 2011 by the assumed rates of return and subtracting all interest accrued on our debt, adjusted for the assumed dividends declared on the preferred stock to be issued in this offering; and then dividing the resulting difference by our total assets attributable to common stock. Based on $318.6 million in total assets, $105.3 million in debt outstanding and $211.6 million in net assets as of December 31, 2011.

Based on an outstanding indebtedness of $20.3 million as of December 31, 2011, which excludes $85.0 million of short-term borrowings at December 31, 2011 that was outstanding for a total duration of eight days, and the effective annual interest rate of 9.2% as of that date, our investment portfolio at fair value would have been required to experience an annual return of at least 4.3% to cover annual interest payments on the outstanding debt.

Other Risks

In addition to regulatory limitations on our ability to raise capital, our credit facility contains various covenants that, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our loans. We are party to a credit facility, which provides us with a revolving credit line facility of $60.0 million, of which $29.3 million was drawn as of December 31, 2011. The credit facility permits us to fund additional loans and investments as long as we are within the conditions set forth in the credit agreement. As a result of the credit facility, we are subject to certain limitations on the type of loan investments we make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, and average life. The credit agreement also requires us to comply with other financial and operational covenants, which require us to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum net worth. As of December 31, 2011, we were in compliance with these covenants; however, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Current market conditions have forced us to write down the value of a portion of our assets as required by the 1940 Act and fair value accounting rules. These are not realized losses, but constitute adjustment in asset values for purposes of financial reporting and for collateral value for the credit facility. As assets are marked down in value, the amount we can borrow on the credit facility decreases.

In particular, depreciation in the valuation of our assets, which valuation is subject to changing market conditions that remain very volatile, affects our ability to comply with these covenants. As of December 31, 2011, our net assets were $211.6 million, up from $209.4 million at September 30, 2011, and up from $198.8 million at March 31, 2011. The increase in our net assets is primarily a result of unrealized appreciation over the respective periods. The minimum net worth covenant contained in the credit agreement requires our net assets to be at least $155.0 million. Despite the recent increase in our net assets, the fair value of our investment portfolio remains less than the cost basis by approximately $36.9 million. Given the continued instability in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under the credit facility. Accordingly, there are no assurances that we will continue to comply with these covenants. Under the credit facility, we are also required to maintain our status as a BDC under the 1940 Act and as a RIC under the Code. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include:

■	further adverse changes in the economy and the capital markets;

■	risks associated with negotiation and consummation of pending and future transactions;

■	the loss of one or more of our executive officers, in particular David Gladstone, David A. R. Dullum, Terry Lee Brubaker or George Stelljes III;

■	changes in our business strategy;

■	availability, terms and deployment of capital;

■	changes in our industry, interest rates, exchange rates or the general economy;

■	the degree and nature of our competition; and

■	those factors described in the “Risk Factors” section of this prospectus supplement and the accompanying prospectus.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement or the accompanying prospectus, except as otherwise required by applicable law.

USE OF PROCEEDS

We estimate that the net proceeds to us of this offering will be approximately $23.6 million, after the payment of underwriting discounts and commissions of $1.0 million and estimated offering expenses of $375,000 payable by us. We intend to use the net proceeds from this offering to repay borrowings outstanding under our credit facility, then to make investments in buyouts and recapitalizations of small and mid-sized companies in accordance with our investment strategy, with any remaining proceeds to be used for other general corporate purposes. Our credit facility matures on October 25, 2014, and, as of December 31, 2011, was accruing interest at an annual rate equal to the 30-day London Interbank Offered Rate, or LIBOR, plus a premium of 3.75%. As of December 31, 2011, $29.3 million was drawn on the credit facility.

If the underwriters exercise their option to purchase up to an additional 150,000 shares of Series A Term Preferred Stock in full, the estimated net proceeds to us will be $27.2 million. We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of the offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED DIVIDENDS

	FOR THE NINE MONTHS ENDED DECEMBER 31, 2011	FOR THE YEARS ENDED MARCH 31,
		2011	2010	2009	2008	2007
	(Dollars in thousands)
Net investment income	$10,252	$16,171	$10,598	$13,388	$13,052	$11,148
Add: fixed charges	878	1,202	3,616	5,681	8,479	851

Earnings	$11,130	$17,373	$14,214	$19,069	$21,531	$11,999
Fixed charges and preferred distributions:
Interest expense	$550	$701	$1,988	$5,349	$7,733	$608
Amortization of deferred financing fees	321	491	1,618	323	734	234
Estimated interest component of rent	7	10	10	9	12	9
Preferred distributions	—	—	—	—	—	—

Total fixed charges and preferred distributions	$878	1,202	3,616	5,681	8,479	851
Ratio of earnings to combined fixed charges and preferred distributions	12.7x	14.5x	3.9x	3.4x	2.5x	14.1x

Computation of Pro Forma Ratio of Earnings to Combined Fixed Charges and Preferred Distributions After Adjustment for issuance of the Series A Term Preferred Stock

	FOR THE NINE MONTHS ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED MARCH 31, 2011
Net investment income	$10,252	$16,171
Fixed charges, and preferred distributions, as above	878	1,202
Adjustments:
Pro forma reduction of interest expense(1)	(209)	(193)

Pro forma fixed charges	669	1,009
Pro forma preferred distributions	1,313	1,750

Total pro forma fixed charges and preferred distributions	1,982	2,759
Pro forma earnings	$10,921	$17,180
Pro forma ratio of earnings to combined fixed charges and preferred distributions	5.5x	6.2x

(1)

Pro forma reduction in interest expense is limited as the weighted average balance on our revolving line of credit was $4.9 million and $2.9 million for the nine months ended December 31, 2011 and the fiscal year ended March 31, 2011, respectively.

CAPITALIZATION

The following table sets forth our capitalization as of December 31, 2011:

■	on an actual basis; and

■

on an as adjusted basis to give effect to the completion of this offering and the application of the estimated net proceeds of this offering, after deducting underwriters’ discounts and commissions and estimated offering expenses payable by us (and assuming the underwriters’ overallotment option is not exercised).

	AS OF DECEMBER 31, 2011
	ACTUAL	AS ADJUSTED
	(Unaudited)
	(Dollars in thousands)
Borrowings
Borrowings at fair value (cost: $105,301, actual; $81,676, as adjusted) (1)	$105,301	$81,676

Preferred Stock
% Series A Cumulative Term Preferred Stock, $.001 par value per share; $25 liquidation preference per share; 0 shares authorized, issued and outstanding, actual; 1,150,000 shares authorized, 1,000,000 shares issued and outstanding, as adjusted (2)	$—	25,000

Net Assets Applicable to Common Stockholders
Common stock, $.001 par value per share, 100,000,000 shares authorized, actual, and as adjusted; 22,080,133 shares issued and outstanding, actual and as adjusted (3)	$22	$22
Capital in excess of par value	257,192	257,192
Cumulative net unrealized depreciation on investments	(36,853)	(36,853)
Cumulative net unrealized depreciation on other	(56)	(56)
Undistributed net investment income	812	812
Accumulated net realized losses	(9,516)	(9,516)

Total Net Assets Available to Common Stockholders	$211,601	$211,601

Total Capitalization	$316,902	$318,277

(1)   Our borrowings have not been fair-value adjusted for the as adjusted presentation as of December 31, 2011.

(2)  Assumes a total of $1.0 million of aggregate underwriting discounts and commissions and $375,000 of estimated offering costs payable by us in connection with this offering will be capitalized and amortized over the life of the Series A Term Preferred Stock.

(3)  None of these outstanding shares are held by us or for our account.

The following are our outstanding classes of securities as of December 31, 2011.

TITLE OF CLASS	AMOUNT AUTHORIZED	AMOUNT HELD BY US OR FOR OUR ACCOUNT	AMOUNT OUTSTANDING (EXCLUSIVE OF AMOUNTS HELD BY US OR FOR OUR ACCOUNT)
Common Stock	100,000,000	—	22,080,133
Preferred Stock	10,000,000	—	—

SELECTED FINANCIAL INFORMATION

We have derived the selected financial information presented in the first table below as of March 31, 2011 and 2010 and for the fiscal years ended March 31, 2011, 2010 and 2009 from our audited consolidated financial statements included in the accompanying prospectus. We have derived the selected financial information presented in the first table below as of and for the nine months ended December 31, 2011 and 2010 from our unaudited consolidated financial statements included elsewhere in this prospectus supplement. The selected financial information presented in the first table below as of March 31, 2009, 2008 and 2007 and for the fiscal years ended March 31, 2008 and 2007 is derived from our audited consolidated financial statements that are not included in this prospectus supplement or the accompanying prospectus. The information included in the second table below is unaudited.

You should read this data together with our consolidated financial statements and notes to such financial statements presented elsewhere in this prospectus supplement and the accompanying prospectus, as well as the information under “Prospectus Supplement Summary—Recent Operating Results” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the accompanying prospectus for more information.

	NINE MONTHS ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2011	2010	2011	2010	2009	2008	2007
	(Unaudited)	(Unaudited)
	(Dollar amounts in thousands, except per share and per unit data)
Statement of operations data:
Total investment income	$15,466	$22,286	$26,064	$20,785	$25,812	$27,894	$17,262
Total expenses net of credits from Adviser	5,214	8,048	9,893	10,187	12,424	14,842	6,114

Net investment income	10,252	14,238	16,171	10,598	13,388	13,052	11,148

Net gain (loss) on investments	12,125	(595)	268	(21,669)	(24,837)	(13,993)	(3,879)

Net increase (decrease) in net assets resulting from operations	$22,377	$13,643	$16,439	$(11,071)	$(11,449)	$(941)	$7,269

Per share data (1):
Net increase (decrease) in net assets resulting from operations per share of Common Stock—basic and diluted	$ 1.01	$ 0.62	$ 0.74	$(0.50)	$(0.53)	$(0.06)	$ 0.44
Net investment income before net gain (loss) on investments per share of Common Stock—basic and diluted	$ 0.46	$ 0.65	$ 0.73	$ 0.48	$ 0.62	$ 0.79	$ 0.67
Cash distributions declared per share	$(0.43)	$(0.36)	$(0.48)	$(0.48)	$(0.96)	$(0.93)	$(0.85)
Weighted shares of Common Stock outstanding—Basic and Diluted	22,080,133	22,080,133	22,080,133	22,080,133	21,545,936	16,560,100	16,560,100
Statement of assets and liabilities data:
Total assets	$318,621	$277,940	$241,109	$297,161	$326,843	$352,293	$323,590
Net assets	$211,601	$198,682	$198,829	$192,978	$214,802	$206,445	$222,819
Net asset value per share	$9.58	$9.00	$9.00	$8.74	$9.73	$12.47	$13.46
Shares of Common Stock outstanding	22,080,133	22,080,133	22,080,133	22,080,133	22,080,133	16,560,100	16,560,100
Senior securities data:
Total borrowings (2)	$105,301	$75,400	$40,000	$102,812	$110,265	$144,835	$100,000
Asset coverage ratio (3)(4)	288%	343%	534%	281%	293%	242%	324%
Asset coverage per unit (4)	$2,879	$3,429	$5,344	$2,814	$2,930	$2,422	$3,228

(1)	Per share data for net increase (decrease) in net assets resulting from operations are based on the weighted average shares of Common Stock outstanding for both basic and diluted.

(2)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement for more information regarding our level of indebtedness.

(3)

As a business development company, we are generally required to maintain an Asset Coverage ratio of 200% of total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to total borrowings and guaranty commitments.

(4)	Asset coverage per unit is the Asset Coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.

	NINE MONTHS ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2011	2010	2011	2010	2009	2008	2007
	(Dollar amounts in thousands)
Other unaudited data:
Number of portfolio companies	17	17	17	16	46	52	47
Average size of portfolio company investment at cost	$15,507	$11,522	$11,600	$14,223	$7,586	$6,746	$5,843
Principal amount of new investments	$(86,327)	$(41,616)	$(43,634)	$(4,788)	$(49,959)	$(175,255)	$(182,953)
Proceeds from loan repayments and investments sold	$24,985	$96,784	$97,491	$90,240	$46,742	$96,438	$61,167
Weighted average yield on investments (1):	12.27%	11.21%	11.39%	11.02%	8.22%	8.91%	8.72%
Total return (2)	(0.91)%	34.48%	38.56%	79.80%	(51.65)%	(31.54)%	4.36%

(1)	Weighted average yield on investments equals interest income on investments divided by the annualized weighted average investment balance throughout the year.

(2)

Total return equals the (decrease) increase of the ending market value over the beginning market value, taking into account dividends reinvested in accordance with our dividend reinvestment plan, divided by the monthly beginning market value.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(Dollar amounts in thousands, except per share data or unless otherwise indicated)

You should read the following analysis of our financial condition and results of operations in conjunction with our condensed consolidated financial statements and the related notes contained elsewhere in this prospectus supplement and in the accompanying prospectus.

OVERVIEW

General

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. In addition, for tax purposes, we have elected to be treated as a RIC under the Code.

Business Environment

While economic conditions generally appear to be improving, we remain cautious about a long-term economic recovery. The recent recession in general, and the disruptions in the capital markets in particular, have impacted our liquidity options and increased the cost of capital. Many of our portfolio companies, as well as those that we evaluate for possible investment, are impacted by these economic conditions, and if these conditions continue to persist, it may affect their ability to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. While these conditions are challenging, we are seeing an increase in the number of new investment opportunities consistent with our investing strategy of providing subordinated debt with equity enhancement features and direct equity in support of management and sponsor-led buyouts of small and medium-sized companies. These new investment opportunities have translated into six new proprietary transactions over the past five quarters, in which we invested an aggregate of $114.0 million.

The increased investing demand in the marketplace has also allowed us to achieve realized gains and other income. We achieved a significant amount of liquidity and realized gains with the sales of A. Stucki Holding Corp., or A. Stucki, and Chase II Holding Corp., or Chase, in June and December 2010, respectively, and the recapitalization of Cavert II Holding Corporation, or Cavert, in April 2011. The sale of our equity in A. Stucki resulted in net cash proceeds to us of $21.5 million and a realized gain of $17.0 million. In addition, we received $30.6 million in repayment of our principal, accrued interest and success fees on the loans to A. Stucki. The net cash proceeds to us from the sale of our equity in Chase were $13.3 million, resulting in a realized gain of $6.3 million. In connection with the Chase equity sale, we accrued and received cash dividend proceeds of $4.1 million from our preferred stock investment. At the same time, we received $22.9 million in repayment of our principal, accrued interest and success fees on the loans to Chase. In April 2011, we sold our common equity investment in and received partial redemption of our preferred stock, while investing new subordinated debt, in Cavert as part of a recapitalization. The gross cash proceeds we received from the sale of our common equity in Cavert were $5.6 million, resulting in a realized gain of $5.5 million. At the same time, we received $2.3 million in a partial redemption of our preferred stock, received $0.7 million in preferred dividends and invested $5.7 million in new subordinated debt of Cavert.

The A. Stucki, Chase, and Cavert transactions were our first management-supported buyout liquidity events, and each was an equity investment success, highlighting our investment strategy of striving to achieve returns through current income from debt investments and capital gains from equity investments. We will strive to utilize the borrowing availability under our line of credit with Branch Banking and Trust Company, or BB&T, as administrative agent and Key Equipment Finance Inc., or Keybank, as a committed lender, which we refer to as the Credit Facility, to make new investments to potentially increase our net investment income and generate capital gains to enhance our ability to pay dividends to our stockholders.

Due to losses realized during the fiscal year ended March 31, 2010, which occurred in connection with the Syndicated Loan Sales described below, which were available to offset future realized gains, we were not required to distribute the realized gains from the A. Stucki and Chase sales to stockholders during the fiscal year ended March 31, 2011, nor is it expected that we will be required to distribute the realized gains from the Cavert recapitalization during the fiscal year ending March 31, 2012. However, our recent successful exits have largely, but not entirely, offset prior periods’ realized losses, and should we have additional realized gains in the future, we may be required to distribute them to our stockholders. The economic conditions in 2008 and 2009 affected the general availability of credit, and, as a result, during the quarter ended June 30, 2009, we sold 29 senior syndicated loans that were held in our portfolio of investments at March 31, 2009, to various investors in the syndicated loan market, which we refer to as the Syndicated Loan Sales, to repay amounts outstanding under our prior line of credit with Deutsche Bank AG, which matured in April 2009. These loans, in the aggregate, had a cost of approximately $104.2 million, or 29.9% of the cost of our total investments at March 31, 2009, and an aggregate fair value of approximately $69.8 million, or 22.2% of the fair value of our total investments. As a result of the settlement of the Syndicated Loan Sales and other exits, we no longer have any remaining syndicated loans as of December 31, 2011. Collectively, these sales have changed our asset composition in a manner that has affected our ability to satisfy certain elements of the Code’s rules for maintenance of our RIC status. To maintain our status as a RIC, in addition to other requirements, as of the close of each quarter of our taxable year, we must meet the asset diversification test, which requires that at least 50% of the value of our assets consist of cash, cash items, U.S. government securities or certain other qualified securities, which we refer to as the 50% threshold. At times during the quarter ended December 31, 2011, we again fell below the required 50% threshold.

Failure to meet the 50% threshold alone will not result in our loss of RIC status. In circumstances where the failure to meet the 50% threshold is the result of fluctuations in the value of assets, including as a result of the sale of assets, we will still be deemed to have satisfied the 50% threshold and, therefore, maintain our RIC status, provided that we have not made any new investments, including additional investments in our existing portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. At December 31, 2011, we satisfied the 50% threshold primarily through the purchase of short-term qualified securities, which was funded through borrowings from our Credit Facility and a short-term loan agreement. Subsequent to the December 31, 2011, measurement date, the short-term qualified securities matured and we repaid the short-term loan. See “—Recent Developments—Short-Term Loan” for more information regarding this transaction. As of the date of this filing, we are currently below the 50% threshold.

Thus, while we currently qualify as a RIC despite our recent inability to meet the 50% threshold and potential inability to do so in the future, if we make any new or additional investments before regaining compliance with the asset diversification test, our RIC status will be threatened. If we make a new or additional investment and fail to regain compliance with the 50% threshold on the next quarterly measurement date following such investment, we will not be in compliance with the RIC rules and will have thirty days to “cure” our failure to meet the 50% threshold to avoid the loss of our RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital or changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again exceed the 50% threshold on a consistent basis.

Until the composition of our assets is above the required 50% threshold on a consistent basis, we will continue to seek to employ similar purchases of qualified securities using short-term loans that would allow us to satisfy the 50% threshold, thereby allowing us to make additional investments. There can be no assurance, however, that we will be able to enter into such a transaction on reasonable terms, if at all. We also continue to explore a number of other strategies, including changing the composition of our assets, which could include full or partial divestitures of investments, and raising additional equity or debt capital, such that we would once again exceed the 50% threshold on a consistent basis. Our ability to implement any of these strategies will be subject to market conditions and a number of risks and uncertainties that are, in part, beyond our control.

On October 26, 2011, we entered into a fourth amended and restated credit agreement through our wholly-owned subsidiary, Gladstone Business Investment, LLC, or Business Investment, to increase the commitment amount of the Credit Facility to $60 million. Subject to certain terms and conditions, the Credit Facility may be expanded to a total of $175 million through the addition of other committed lenders to the facility. The Credit Facility matures on October 25, 2014, which we refer to as the Maturity Date, and, if not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before October 25, 2015 (one year after the Maturity Date). Advances under the Credit Facility will generally bear interest at 30-day LIBOR plus 3.75% per annum, with an unused fee of 0.50% on undrawn amounts. There are two one-year extension options, to be agreed upon by all parties, which may be exercised on or before October 26, 2012 and October 26, 2013, as applicable. We incurred fees of $0.7 million in connection with this amendment.

The Credit Facility limits payments on distributions to the aggregate net investment income for each of the twelve month periods ended March 31, 2012, 2013 and 2014. Other covenants included in the Credit Facility include a minimum net worth covenant of $155.0 million plus 50.0% of all equity and subordinated debt raised after October 26, 2011 and to maintain “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act. As of January 30, 2012, there was $21.0 million outstanding under the Credit Facility, and $35.7 million was available for borrowing due to certain limitations on our borrowing base.

Regulatory limitations under the Code and the 1940 Act intensify challenges in the current market in which we invest, and contractual restrictions under the agreement governing our Credit Facility further constrain our ability to access the capital markets. To maintain our qualification as a RIC, we must satisfy, among other requirements, an annual distribution requirement to pay out at least 90% of our ordinary income and short-term capital gains to our stockholders. Because we are required to distribute our income in this manner, and because the illiquidity of many of our investments makes it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. Our external financing sources include the issuance of equity securities, debt securities or other leverage, such as borrowings under our Credit Facility. Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have at least a 200% asset coverage ratio, meaning, generally, that for every dollar of debt, we must have two dollars of assets.

Market conditions have also affected the trading price of our common stock and thus our ability to finance new investments through the issuance of equity. On February 24, 2012, the closing market price of our common stock was $7.66, which represented a 20% discount to our December 31, 2011 net asset value, or NAV, per share of $9.58. When our stock trades below NAV, as it has consistently since September 30, 2008, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of common stock at an issuance price below NAV per share without stockholder approval other than through sales to our then-existing stockholders pursuant to a rights offering. At our annual meeting of stockholders held on August 4, 2011, our stockholders approved a proposal which authorizes us to sell shares of our common stock at a price below our then-current NAV per share, subject to certain limitations, including that the cumulative number of shares issued and sold pursuant to such authority does not exceed 25% of our then-outstanding common stock immediately prior to each such sale, for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale. This proposal is in effect until our 2012 annual stockholders meeting, at which time we may ask our stockholders to vote in favor of this proposal for another year.

The continued unsteady economic recovery may also continue to cause the value of the collateral securing some of our loans to fluctuate, as well as the value of our equity investments, which has impacted and may continue to impact our ability to borrow under our Credit Facility. Additionally, our Credit Facility contains covenants regarding the maintenance of certain minimum loan concentrations and net worth covenants, which are affected by the decrease in value of our portfolio. Failure to meet these requirements would result in a default which, if we are unable to obtain a waiver from our lenders, would cause an acceleration of our repayment obligations under our Credit Facility. As of January 30, 2012, we were in compliance with all of our Credit Facility’s covenants.

We expect that, given these regulatory and contractual constraints in combination with current market conditions, debt and equity capital may be costly or difficult for us to access in the near term. However, our portfolio valuations over the past two years have generally stabilized and there are increased investing opportunities that we see in our target markets, as demonstrated by our six new investments totaling $114.0 million. We are cautiously optimistic about the long-term prospects for the U.S. economy and have shifted our near-term strategy to include making conservative investments in businesses that we believe will weather the current economic conditions and that are likely to produce attractive long-term returns for our stockholders. Despite the liquidity that we were able to generate with the A. Stucki, Chase and Cavert transactions and the increased commitment on our Credit Facility, a significant amount of this liquidity has been used in our six new investments over the past five quarters. Future investment activity may be dependent on our access to capital, which may be limited or challenged, and other events beyond our control may still encumber our ability to make new investments in the future.

Investment Highlights

During the three months ended December 31, 2011, we made $18.5 million in new debt and equity investments and extended $0.4 million of additional investments to existing portfolio companies through revolver draws or additions to term notes. Since our initial public offering in June 2005 through December 31, 2011, we have made 169 investments in 95 companies for a total of $711.5 million, before giving effect to principal repayments on investments and divestitures.

Recent Developments

Portfolio Activity

During the nine months ended December 31, 2011, the following significant transactions occurred:

■

In April 2011, we recapitalized our investment in Cavert in which we received gross cash proceeds of $5.6 million from the sale of our common equity, resulting in a realized gain of $5.5 million, $2.3 million in a partial redemption of our preferred stock and $0.7 million in preferred dividends. At the same time, we invested $5.7 million in new subordinated debt in Cavert. Due to the recapitalization, Cavert was reclassified from a Control investment to an Affiliate investment during the three months ended June 30, 2011.

■

In April 2011, we invested $16.4 million in a new Control investment, Mitchell Rubber Products, Inc., or Mitchell, consisting of subordinated debt and preferred and common equity. Mitchell, headquartered in Mira Loma, California, develops, mixes and molds rubber compounds for specialized applications in the non-tire rubber market.

■	In May 2011, we received full repayment of our syndicated loan to Fifth Third Processing Solutions, LLC, or Fifth Third, resulting in net cash proceeds received of $0.5 million.

■	In July 2011, we received full repayment of our last remaining syndicated loan, to Survey Sampling, LLC, or Survey Sampling, resulting in net cash proceeds received of $2.3 million.

■

In August 2011, we invested $28.1 million in a new Control investment, SOG Specialty Knives and Tools, LLC, or SOG, consisting of senior debt and preferred equity. SOG, headquartered in Lynnwood, Washington, designs and produces specialty knives and tools for the hunting/outdoors, military/law enforcement and industrial markets.

■

In September 2011, we invested $13.8 million in a new Control investment, SBS Industries, Inc., or SBS, consisting of senior debt and preferred and common equity. SBS, headquartered in Tulsa, Oklahoma, is a manufacturer and value-added distributor of special fasteners and threaded screw products.

■

In October 2011, we received full repayment of our senior subordinated term loan to Quench Holdings Corp., or Quench, resulting in gross proceeds of $8.0 million. We still hold preferred and common equity in Quench.

■

In November 2011, we sold Neville Limited, or Neville, for gross proceeds of approximately $0.3 million, recognizing a realized loss of $0.3 million on the sale. Neville was property we received in connection with the A. Stucki sale in June 2010.

■

In December 2011, we restructured our investment in Country Club Enterprises, LLC, or CCE, converting $4.0 million of senior subordinated debt into preferred shares in a non-cash transaction. We also received additional preferred shares as consideration for past-due interest and other receivables owed from CCE.

■	In December 2011, we received full repayment of our senior notes to American Greetings Corporation, or AMG, resulting in gross proceeds of $3.0 million.

■

In December 2011, we invested $19.6 million in a new Affiliate investment, Channel Technologies Group, LLC, or Channel, consisting of senior debt and preferred and common equity. Channel, headquartered in Santa Barbara, California, designs and manufactures products used in military, commercial and medical applications.

Renewal of Credit Facility

On October 26, 2011, we entered into a fourth amended and restated credit agreement through Business Investment to increase the commitment amount of our revolving line of credit to $60 million. The Credit Facility was arranged by BB&T, as administrative agent, with Keybank also joining the Credit Facility as a committed lender. Subject to certain terms and conditions, the Credit Facility may be expanded to a total of $175 million through the addition of other committed lenders. The Credit Facility matures on October 25, 2014, or the Maturity Date, and, if not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before October 25, 2015 (one year after the Maturity Date). Advances under the Credit Facility will generally bear interest at 30-day LIBOR plus 3.75% per annum, with an unused fee of 0.50% on undrawn amounts. There are two one-year extension options, to be agreed upon by all parties, which may be exercised on or before October 26, 2012 and October 26, 2013, as applicable. We incurred fees of $0.7 million in connection with this amendment.

Short-Term Loan

Similar to previous quarter-ends, to maintain our RIC status, on December 28, 2011, we purchased $85.0 million short-term United States Treasury Bills, or T-Bills, through Jefferies & Company, Inc., or Jefferies. The T-Bills were purchased using $9.0 million in funds drawn on the Credit Facility and the proceeds from a $76.0 million short-term loan from Jefferies, with an effective annual interest rate of approximately 0.65%. On January 5, 2012, when the T-Bills matured, we repaid the $76.0 million loan from Jefferies, and on January 6, 2012, we repaid the $9.0 million borrowed under the Credit Facility for the transaction.

Results of Operations

Comparison of the Three Months Ended December 31, 2011 to the Three Months Ended December 31, 2010

	THREE MONTHS ENDED DECEMBER 31,
	2011	2010	$ CHANGE	% CHANGE
INVESTMENT INCOME
Interest income	$5,085	$3,925	$1,160	29.6%
Other income	84	6,812	(6,728)	(98.8)

Total investment income	5,169	10,737	(5,568)	(51.9)

EXPENSES
Loan servicing and base management fees	1,140	977	163	16.7
Incentive fee	—	1,898	(1,898)	NM
Administration fee	182	142	40	28.2
Interest expense	185	135	50	37.0
Amortization of deferred financing fees	106	116	(10)	(8.6)
Other	459	328	131	39.9

Expenses before credits from Adviser	2,072	3,596	(1,524)	(42.4)
Credits to fees	(345)	(450)	105	(23.3)

Total expenses net of credits to fee	1,727	3,146	(1,419)	(45.1)

NET INVESTMENT INCOME	3,442	7,591	(4,149)	(54.7)

REALIZED AND UNREALIZED GAIN ON:
Net realized (loss) gain on investments	(105)	6,514	(6,619)	NM
Net unrealized appreciation on investments	1,769	1,026	743	72.4
Net unrealized appreciation on other	389	4	385	9,625.0

Net gain on investments and other	2,053	7,544	(5,491)	(72.8)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,495	$15,135	$(9,640)	(63.7)

NM = Not Meaningful

Investment Income

Total investment income decreased by 51.9% for the three months ended December 31, 2011, as compared to the prior year period. This decrease was due primarily to success fee and dividend income resulting from the sale of our investments in Chase during the three months ended December 31, 2010, partially offset by a larger interest-bearing portfolio and increased yield during the three months ended December 31, 2011.

Interest income from our investments in debt securities increased 29.6% for the three months ended December 31, 2011, as compared to the prior year period. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the three months ended December 31, 2011, was approximately $161.4 million, compared to $135.2 million for the prior year period, primarily due to the new investments in Venyu Solutions, Inc., or Venyu, Precision Southwest, Inc., or Precision, Mitchell, SOG, SBS and Channel, partially offset by the sale of Chase and the restructurings of Galaxy Tool Holdings Corp., or Galaxy and CCE. At December 31, 2011, two loans, ASH Holdings Corp., or ASH, and CCE, were on non-accrual, with an aggregate weighted average principal balance of $14.8 million. At December 31, 2010, one loan, ASH, was on non-accrual, with a weighted average principal balance of $8.6 million.

The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents, for the three months ended December 31, 2011, was 12.5%, compared to 11.5% for the prior year period. The weighted average yield varies from period to period, based on the current stated interest rate on interest-bearing investments. The increase in the weighted average yield for the three months ended December 31, 2011, resulted primarily from the exits of lower interest-bearing debt investments, such as Quench, AMG and Chase, and the addition of higher-yielding debt investments in Venyu, Precision, Mitchell, SOG, SBS and Channel, which, in the aggregate, had a weighted average interest rate of 13.2% as of December 31, 2011.

The following table lists the investment income from investments in our five largest portfolio company investments at fair value during the respective periods:

	AS OF DECEMBER 31, 2011		THREE MONTHS ENDED DECEMBER 31, 2011
COMPANY	FAIR VALUE	% OF PORTFOLIO	INVESTMENT INCOME	% OF TOTAL INVESTMENT INCOME
SOG Specialty Knives and Tools, LLC	$28,543	12.6%	$670	13.0%
Acme Cryogenics, Inc.	26,662	11.7	426	8.2
Venyu Solutions, Inc.	24,654	10.9	631	12.2
Channel Technologies Group, LLC (A)	18,549	8.2	15	0.3
Mitchell Rubber Products, Inc.	17,700	7.8	450	8.7

Subtotal—five largest investments	116,108	51.2	2,192	42.4
Other portfolio companies	110,663	48.8	2,977	57.6

Total investment portfolio	$226,771	100.0%	$5,169	100.0%

	AS OF DECEMBER 31, 2010		THREE MONTHS ENDED DECEMBER 31, 2010
COMPANY	FAIR VALUE	% OF PORTFOLIO	INVESTMENT INCOME	% OF TOTAL INVESTMENT INCOME
Chase II Holding Corp. (B)	$—	—%	$6,902	64.3%
Venyu Solutions, Inc.	25,000	16.5	439	4.1
Acme Cryogenics, Inc.	19,028	12.6	439	4.1
Cavert II Holding Corp.	17,580	11.6	223	2.0
Danco Acquisition Corp.	13,224	8.8	398	3.7

Subtotal—five largest investments	74,832	49.5	8,401	78.2
Other portfolio companies	76,278	50.5	2,336	21.8

Total investment portfolio	$151,110	100.0%	$10,737	100.0%

(A)	We invested in Channel on December 28, 2011.

(B)	We sold Chase on December 29, 2010.

Other income decreased 98.8% from the prior year period, primarily due to our sale of Chase in December 2010, which resulted in us recording an aggregate of $6.3 million in other income. No success fee or dividend income was recorded during the quarter ended December 31, 2011.

Operating Expenses

Total operating expenses, excluding any voluntary and irrevocable credits to the base management and incentive fees, decreased 42.4% for the three months ended December 31, 2011, primarily due to a decrease in the incentive fee expense, as compared to the prior year period.

The aggregate of loan servicing and base management fees increased for the three months ended December 31, 2011, as compared to the prior year period, which is reflective of the increased size of our loan portfolio over the respective periods. The decrease in the credits we receive from our Adviser was a result of fewer fees being paid to our Adviser from our portfolio companies during the three months ended December 31, 2011, due to fees earned related to the closings of Venyu and Precision during the prior year period, partially offset by fees earned related to the closing of our investment in Channel during the three months ended December 31, 2011. The Adviser did not earn an incentive fee during the three months ended December 31, 2011; however, a credit was recorded in the quarter ended December 31, 2011, relating to the incentive fee paid during the three months ended June 30, 2010, as explained in the table below. The incentive fee earned by our Adviser during the three months ended December 31, 2010, was primarily due to Other income recorded in connection with the Chase sale. The base management and incentive fees are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to the accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	THREE MONTHS ENDED DECEMBER 31,
	2011	2010
Average total assets subject to base management fee (A)	$228,000	$195,400
Multiplied by prorated annual base management fee of 2%	0.5%	0.5%

Gross base management fee	1,140	977
Reduction for loan servicing fees (B)	(811)	(634)

Base management fee (B)	$329	$343

Credits to base management fee from Adviser:
Credit for fees received by Adviser from the portfolio companies	$(291)	$(450)

Credit to base management fee from Adviser	(291)	(450)

Net base management fee	$38	$(107)

Gross incentive fee(B)	$—	$1,898
Credit from waiver issued by Adviser’s board of directors (C)	(54)	—

Net incentive fee	$(54)	$1,898

Total credits to fees:
Credit for fees received by Adviser from the portfolio companies	$(291)	$(450)
Incentive fee credit	(54)	—

Credit to fees from Adviser (B)	$(345)	$(450)

(A)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(B)	Reflected, in total, as a line item on the Condensed Consolidated Statement of Operations.

(C)

The credit to the incentive fee for the three months ended December 31, 2011, is due to a payment of the incentive fee during the three months ended June 30, 2010, in relation to the dividend income recognized based on a best-efforts valuation of Neville, the property received in connection with the A. Stucki sale in June 2010. This property was sold during November 2011 in an orderly transaction, resulting in an exit at a lower amount than the dividend recognized during the three months ended June 30, 2010. The Adviser determined to retroactively apply the exit value to the incentive fee calculation for the three months ended June 30, 2010, resulting in an additional credit of $54, which was recorded during the three months ended December 31, 2011.

Interest expense increased 37.0% for the three months ended December 31, 2011, as compared to the prior year period, due to increased borrowings under our Credit Facility. The weighted average balance outstanding on our Credit Facility during the quarter ended December 31, 2011, was $7.6 million, as compared to $0.3 million in the prior year period. The effective interest rate charged on our borrowings during the three months ended December 31, 2011, excluding the impact of deferred financing fees, was 9.2%. This figure is not meaningful for the three months ended December 31, 2010, as we had minimal borrowings outstanding under the Credit Facility during the period.

Other expenses increased 39.9% for the three months ended December 31, 2011, as compared to the prior year period, primarily due to increases in stockholder-related costs and bad debt expense. Because we did not raise equity capital over a specified period of time, we were required to write off certain deferred offering costs in connection with our registration statement during the three months ended December 31, 2011. The increase in bad debt expense is in connection with CCE, which we placed on non-accrual during the three months ended September 30, 2011.

Realized and Unrealized Gains and Losses on Investments

Realized (Loss) Gain

During the three months ended December 31, 2011, we sold Neville, the property received in connection with our sale of A. Stucki in June 2010, for total proceeds of $0.3 million, which resulted in a realized loss of $0.3 million, partially offset by a net post-closing adjustment gain of $0.2 million to the A. Stucki sale. During the three months ended December 31, 2010, we recorded a realized gain of $6.9 million in connection with the exit of Chase in December 2010, partially offset by a post-closing adjustment loss of $0.3 million to the A. Stucki sale.

Unrealized Appreciation and Depreciation

Net unrealized appreciation (depreciation) of investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously-recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the three months ended December 31, 2011, we recorded net unrealized appreciation on investments in the aggregate amount of $1.8 million. The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the three months ended December 31, 2011 was as follows:

	THREE MONTHS ENDED DECEMBER 31, 2011
PORTFOLIO COMPANY	INVESTMENT CLASSIFICATION	REALIZED GAIN (LOSS)	UNREALIZED APPRECIATION (DEPRECIATION)	REVERSAL OF UNREALIZED DEPRECIATION	NET GAIN (LOSS)
Tread Corp.	Control	$—	$3,121	$—	$3,121
SBS Industries, LLC	Control	—	2,110	—	2,110
Mitchell Rubber Products, Inc.	Control	—	1,082	—	1,082
Precision Southeast, Inc.	Control	—	603	—	603
Mathey Investments, Inc.	Control	—	413	—	413
SOG Specialty Knives K&T, LLC	Control	—	395	—	395
Acme Cryogenics, Inc.	Control	—	358	—	358
Quench Holdings Corp.	Affiliate	—	327	—	327
A. Stucki Holding Corp.	Control	164	—	—	164
Neville Limited	Control	(269)	—	61	(208)
Danco Acquisition Corp.	Affiliate	—	(485)	—	(485)
Venyu Solutions, Inc.	Control	—	(651)	—	(651)
Country Club Enterprises, LLC	Control	—	(1,600)	—	(1,600)
Noble Logistics, Inc.	Affiliate	—	(1,627)	—	(1,627)
Galaxy Tool Holding Corp.	Control	—	(2,459)	—	(2,459)
Other, net (<$100 Net)	Various	—	91	30	121

Total		$(105)	$1,678	$91	$1,664

The primary changes in our net unrealized appreciation for the three months ended December 31, 2011, were notable appreciation of our equity investments in Tread Corp., or Tread, SBS, and Mitchell, which were primarily due to increased performance. This appreciation was partially offset by increased depreciation in Galaxy and Noble Logistics, Inc., or Noble, primarily due to decreased performance, as well as a full markdown in fair value on CCE, which had a fair value of $0 as of December 31, 2011, primarily due to decreased performance. Excluding the impact of the aforementioned portfolio companies, the net unrealized appreciation of $1.1 million recognized on our portfolio investments was primarily due to an increase in certain comparable multiples used to estimate the fair value of our investments, partially offset by decreases in the performance of some of our portfolio companies.

During the quarter ended December 31, 2010, we recorded net unrealized appreciation of investments in the aggregate amount of $1.0 million. The unrealized appreciation (depreciation) across our investments for the three months ended December 31, 2010 was as follows:

	THREE MONTHS ENDED DECEMBER 31, 2010
PORTFOLIO COMPANY	INVESTMENT CLASSIFICATION	REALIZED GAIN (LOSS)	UNREALIZED APPRECIATION (DEPRECIATION)	REVERSAL OF UNREALIZED APPRECIATION	NET GAIN (LOSS)
Acme Cryogenics, Inc.	Control	$—	$3,933	$—	$3,933
Chase II Holding Corp.	Control	6,857	—	(4,444)	2,413
Noble Logistics, Inc.	Affiliate	—	2,147	—	2,147
Galaxy Tool Holding Corp.	Control	—	2,011	—	2,011
Quench Holdings Corp.	Affiliate	—	435	—	435
Country Club Enterprises, LLC	Control	—	(105)	—	(105)
Danco Acquisition Corp.	Affiliate	—	(209)	—	(209)
A.Stucki Holding Corp.	Control	(343)	—	—	(343)
Cavert II Holding Corp.	Control	—	(488)	—	(488)
ASH Holdings Corp.	Control	—	(2,321)		(2,321)
Other, net (<$100 Net)	Various	—	67	—	67

Total		$6,514	$5,470	$(4,444)	$7,540

The primary drivers in our net unrealized appreciation for the quarter ended December 31, 2010 were notable appreciations in the equity of Acme Cryogenics, Inc., or Acme, Noble and Galaxy, largely offset by the reversal of previously-recorded unrealized appreciation on our sale of Chase, as well as a full markdown in fair value on ASH, which had a fair value of $0 as of December 31, 2010. Excluding reversals, the unrealized appreciation of $5.5 million recognized on our portfolio investments was primarily due to an increase in certain comparable multiples and, to a lesser extent, the performance of some of our portfolio companies used to estimate the fair value of our investments.

Over our entire investment portfolio, we recorded, in the aggregate, approximately $1.0 million and $0.8 million of net unrealized appreciation on our debt positions and equity holdings, respectively, for the three months ended December 31, 2011. At December 31, 2011, the fair value of our investment portfolio was less than our cost basis by $36.9 million, as compared to $38.7 million at September 30, 2011, representing net unrealized appreciation of $1.8 million for the period. We believe that our aggregate investment portfolio was valued at a depreciated value due primarily to the general instability of the loan markets and lingering effects of the recent recession on the performances of certain of our portfolio companies. While valuations have generally stabilized over the past two years, our entire portfolio was fair valued at 86.0% of cost as of December 31, 2011. The cumulative net unrealized depreciation of our investments does not have a direct impact on our current ability to pay distributions to stockholders; however, it may be an indication of possible future realized losses, which could ultimately reduce our income available for distribution.

Net Unrealized Appreciation/(Depreciation) on Other

Net unrealized depreciation on other is the net aggregate change in the fair value of our Credit Facility borrowings and our interest rate cap agreements during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. We elected to apply ASC 825, “Financial Instruments,” which requires us to apply a fair value methodology to the Credit Facility. Generally, we will estimate the fair value of its Credit Facility using estimates of value provided by an independent third party and its own assumptions in the absence of observable market data, including estimated remaining life, credit party risk, current market yield and interest rate spreads of similar securities as of the measurement date. However, as the renewal of the Credit Facility occurred during the three months ended December 31, 2011, cost was determined to approximate fair value, and the unrealized depreciation of $0.4 million due to the increase in fair value of our Credit

Facility borrowings recorded during the quarter ended June 30, 2011, was reversed during the quarter ended December 31, 2011. For the three months ended December 31, 2010, we recorded a minimal amount of unrealized appreciation due to the increase in fair value of our interest rate cap agreements.

Net Increase in Net Assets Resulting from Operations

For the three months ended December 31, 2011, we recorded a net increase in net assets resulting from operations of $5.5 million as a result of the factors discussed above. For the three months ended December 31, 2010, we recorded a net increase in net assets resulting from operations of $15.1 million. Our net increase in net assets resulting from operations per basic and diluted weighted average common share for the three months ended December 31, 2011 and 2010 was $0.25 and $0.69, respectively.

Comparison of the Nine Months Ended December 31, 2011 to the Nine Months Ended December 31, 2010

	NINE MONTHS ENDED DECEMBER 31,
	2011	2010	$ CHANGE	% CHANGE
INVESTMENT INCOME
Interest income	$14,188	$11,928	$2,260	18.9%
Other income	1,278	10,358	(9,080)	(87.7)

Total investment income	15,466	22,286	(6,820)	(30.6)

EXPENSES
Loan servicing and base management fees	3,212	2,970	242	8.1
Incentive fee	19	2,949	(2,930)	(99.4)
Administration fee	468	582	(114)	(19.6)
Interest expense	550	558	(8)	(1.4)
Amortization of deferred financing fees	321	383	(62)	(16.2)
Other	1,715	1,236	479	38.8

Expenses before credits from Adviser	6,285	8,678	(2,393)	(27.6)
Credits to fees	(1,071)	(630)	(441)	70.0

Total expenses net of credits to fee	5,214	8,048	(2,834)	(35.2)

NET INVESTMENT INCOME	10,252	14,238	(3,986)	(28.0)

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain on sale of investments	5,091	23,489	(18,398)	(78.3)
Net realized loss on other	(40)	—	(40)	NM
Net unrealized appreciation (depreciation) on investments	7,053	(24,063)	31,116	NM
Net unrealized appreciation (depreciation) on other	21	(21)	42	NM

Net gain (loss) on investments and other	12,125	(595)	12,720	NM

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,377	$13,643	$8,734	64.0%

NM = Not Meaningful

Investment Income

Total investment income decreased by 30.6% for the nine months ended December 31, 2011, as compared to the prior year period. This decrease was primarily due to a significant amount of Other income, including success fee and dividend income, that we recorded in the prior year period as part of the sale of our investments in A. Stucki and Chase in June and December 2010, respectively, partially offset by holding higher-yielding debt investments in our portfolio during the current period.

Interest income from our investments in debt securities increased 18.9% for the nine months ended December 31, 2011, as compared to the prior year period. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the nine months ended December 31, 2011, was approximately $153.8 million, compared to approximately $141.1 million for the prior year period. This increase was due primarily to new investments in Venyu, Precision, Mitchell, SOG, SBS and Channel, partially offset by the sale of our investments in A. Stucki and Chase and the restructurings of Galaxy and CCE. At December 31, 2011, two loans, ASH and CCE, were on non-accrual, with an aggregate weighted average principal balance of $14.2 million during the nine months ended December 31, 2011. CCE was put on non-accrual during the three months ended September 30, 2011. At December 31, 2010, one loan, ASH, was on non-accrual, with a weighted average principal balance of $8.0 million during the nine months ended December 31, 2010.

The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents, for the nine months ended December 31, 2011, was 12.3%, compared to 11.2% for the prior year period. The weighted average yield varies from period to period, based on the current stated interest rate on interest-bearing investments. The increase in the weighted average yield for the nine months ended December 31, 2011, is a result of the sales of lower interest-bearing debt investments, such as A. Stucki, Chase, Quench and AMG, and the addition of higher-yielding debt investments in Venyu, Precision, Mitchell, SOG, SBS and Channel, which, in the aggregate, had a weighted average interest rate of 13.2% as of December 31, 2011.

The following table lists the investment income from investments for our five largest portfolio company investments at fair value during the respective periods:

	AS OF DECEMBER 31, 2011		NINE MONTHS ENDED DECEMBER 31, 2011
COMPANY	FAIR VALUE	% OF PORTFOLIO	INVESTMENT INCOME	% OF TOTAL INVESTMENT INCOME
SOG Specialty Knives and Tools, LLC	$28,543	12.6%	$1,063	6.8%
Acme Cryogenics, Inc.	26,662	11.7	1,283	8.3
Venyu Solutions, Inc.	24,654	10.9	1,885	12.2
Channel Technologies Group, LLC (A)	18,549	8.2	15	0.1
Mitchell Rubber Products, Inc.	17,700	7.8	1,312	8.5

Subtotal—five largest investments	116,108	51.2	5,558	35.9
Other portfolio companies	110,663	48.8	9,908	64.1

Total investment portfolio	$226,771	100.0%	$15,466	100.0%

	AS OF DECEMBER 31, 2010		NINE MONTHS ENDED DECEMBER 31, 2010
COMPANY	FAIR VALUE	% OF PORTFOLIO	INVESTMENT INCOME	% OF TOTAL INVESTMENT INCOME
Chase II Holding Corp. (B)	$—	—%	$8,093	36.3%
A. Stucki Holding Corp. (C)	—	—	3,317	14.9
Venyu Solutions, Inc.	25,000	16.6	439	2.0
Acme Cryogenics, Inc.	19,028	12.6	1,307	5.9
Cavert II Holding Corp.	17,580	11.6	1,457	6.5

Subtotal—five largest investments	61,608	40.8	14,613	65.6
Other portfolio companies	89,502	59.2	7,673	34.4

Total investment portfolio	$151,110	100.0%	$22,286	100.0%

(A)	Channel was a new investment on December 28, 2011.
(B)	We sold Chase in December 2010.
(C)	We sold A. Stucki in June 2010.

Other income decreased 87.7% from the prior year period, primarily due to an aggregate of $9.1 million of Other income, including success fee and dividend income, that we recorded as a result of the sale of our investments in A. Stucki and Chase in June and December 2010, respectively, in addition to $1.2 million of success fee income from prepayments from Cavert and Mathey Investments, Inc., or Mathey. This was partially offset during the current year period by $0.7 million of cash dividends received on preferred shares of Cavert, in connection with its recapitalization in April 2011, as well as an aggregate of $0.4 million of success fee income, resulting from prepayments received from Mathey and Cavert during the current year period.

Operating Expenses

Total operating expenses, excluding any voluntary and irrevocable credits to the base management and incentive fees, decreased 27.6% for the nine months ended December 31, 2011, driven primarily by a decrease in incentive fees paid, as compared to the prior year period.

The aggregate of loan servicing and base management fees increased for the nine months ended December 31, 2011, as compared to the prior year period, which is reflective of the increased size of our loan portfolio over the respective periods. The increase in the credit we receive from our Adviser was a result of additional fees earned by our Adviser during the nine months ended December 31, 2011, related to the closings of our investments in Mitchell, SOG, SBS and Channel. An incentive fee of $19 was earned by the Adviser during the three months ended June 30, 2011, as net investment income for the quarter was above the hurdle rate. The incentive fee earned during the prior year period was due primarily to other income recorded in connection with the sales of A. Stucki and Chase. The base management and incentive fees are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to the accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	NINE MONTHS ENDED DECEMBER 31,
	2011	2010
Average total assets subject to base management fee (A)	$214,133	$198,000
Multiplied by prorated annual base management fee of 2%	1.5%	1.5%

Gross base management fee	3,212	2,970
Reduction for loan servicing fees (B)	(2,204)	(2,124)

Base management fee (B)	$1,008	$846

Credits to base management fee from Adviser:
Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5%	$—	$(15)
Credit for fees received by Adviser from the portfolio companies	(1,017)	(615)

Credit to base management fee from Adviser	(1,017)	(630)

Net base management fee	$(9)	$216

Gross incentive fee (B)	$19	$2,949
Credit from waiver issued by Adviser’s board of directors (C)	(54)	—

Net incentive fee	$(35)	$2,949

Total credits to fees:
Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5%	$—	$(15)
Credit for fees received by Adviser from the portfolio companies	(1,017)	(615)
Incentive fee credit	(54)	—

Credit to fees from Adviser (B)	$(1,071)	$(630)

(A)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(B)	Reflected, in total, as a line item on the Condensed Consolidated Statement of Operations.
(C)

The credit to the incentive fee for the three months ended December 31, 2011, is due to a payment of the incentive fee during the three months ended June 30, 2010, in relation to the dividend income recognized based on a best-efforts valuation of Neville, the property received in connection with the A. Stucki sale in June 2010. This property was sold during November 2011, resulting in an exit at a lower amount than the dividend recognized during the three months ended June 30, 2010. The Adviser determined to retroactively apply the exit value to the incentive fee calculation for the three months ended June 30, 2010, resulting in an additional credit of $54, which was recorded during the three months ended December 31, 2011.

Other expenses increased 38.8% for the nine months ended December 31, 2011, as compared to the prior year period, primarily due to increases in stockholder-related costs and bad debt expense. Because we did not raise equity capital over a specified period of time, we were required to write off certain deferred offering costs in connection with our registration statement during the current period. The increase in bad debt expense was in connection with CCE, which we placed on non-accrual during the three months ended September 30, 2011.

Realized and Unrealized Gain (Loss) on Investments

Realized Gain

In April 2011, we recapitalized our investment in Cavert, receiving $8.5 million in proceeds and realizing a gain of $5.5 million. In November 2011, we sold Neville, the property we received as a dividend from A. Stucki in June 2010, for total proceeds of $0.3 million, which resulted in a realized loss of $0.3 million. During the nine months ended December 31, 2011, we also received full repayment of our syndicated loans to Fifth Third and Survey Sampling, for aggregate proceeds of $2.8 million and a minimal realized gain. Additionally, we recorded post-closing adjustments related to the sale of A. Stucki in June 2010 and the sale of Chase in December 2010, which we realized as a net loss of $0.2 million during the nine months ended December 31, 2011. During the nine months ended December 31, 2010, we sold two proprietary investments, A. Stucki and Chase, for total proceeds of $92.5 million and recorded an aggregate realized gain of $23.5 million.

Unrealized Appreciation and Depreciation

During the nine months ended December 31, 2011, we recorded net unrealized appreciation on investments in the aggregate amount of $7.1 million, which included the reversal of $6.0 million in aggregate unrealized appreciation, primarily related to the Cavert recapitalization. Excluding reversals, we had $13.1 million in net unrealized appreciation for the nine months ended December 31, 2011.

The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the nine months ended December 31, 2011 were as follows:

		NINE MONTHS ENDED DECEMBER 31, 2011
PORTFOLIO COMPANY	INVESTMENT CLASSIFICATION	REALIZED GAIN (LOSS)	UNREALIZED APPRECIATION (DEPRECIATION)	REVERSAL OF UNREALIZED (APPRECIATION) DEPRECIATION	NET GAIN (LOSS)
Acme Cryogenics, Inc.	Control	$—	$7,171	$—	$7,171
Tread Corp.	Control	—	6,760	—	6,760
SBS, Industries, LLC	Control	—	2,110	—	2,110
Quench Holdings Corp.	Affiliate	—	1,888	—	1,888
Mitchell Rubber Products, Inc.	Control	—	1,322	—	1,322
Galaxy Tool Holding Corp.	Control	—	1,008	—	1,008
Survey Sampling, LLC	Non-Control/Non-Affiliate	(1)	808	1	808
Mathey Investments, Inc.	Control	—	471	—	471
A. Stucki Holding Corp.	Control	412	—	—	412
Noble Logistics	Affiliate	—	306	95	401
SOG Specialty K&T Knives	Control	—	395	—	395
B-Dry, LLC	Non-Control/Non-Affiliate	—	(112)	—	(112)
Neville Limited	Control	(269)	15	61	(193)
Venyu Solutions, Inc.	Control	—	(358)	—	(358)
ASH Holdings Corp.	Control	—	(375)	—	(375)
Cavert II Holding Corp.	Affiliate	5,507	243	(6,194)	(444)
Chase II Holding Corp.	Control	(563)	—	—	(563)
Danco Acquisition Corp.	Affiliate	—	(1,057)	—	(1,057)
Country Club Enterprises, LLC	Control	—	(7,560)	—	(7,560)
Other, net (<$100 Net)	Various	5	39	16	60

Total		$5,091	$13,074	$(6,021)	$12,144

The primary changes in our net unrealized appreciation for the nine months ended December 31, 2011, were notable appreciation in our equity investments in Acme, Tread, SBS, Mitchell and Galaxy, primarily due to both increased performance and an increase in multiples, and appreciation of our debt investment to Quench, which was paid off at par during the three months ended December 31, 2011. This appreciation was partially offset by increased depreciation in Danco Acquisition Corp., or Danco, and CCE, which was placed on non-accrual during the three months ended September 30, 2011, for decreased performance and being past-due on its obligations to us, as well as the reversal of previously-recorded unrealized appreciation on the Cavert recapitalization. Excluding the impact of the aforementioned portfolio companies, the net unrealized appreciation of $1.4 million recognized on our investments was primarily due to an increase in certain comparable multiples used to estimate the fair value of our investments, partially offset by decreases in the performance of some of our portfolio companies.

During the nine months ended December 31, 2010, we had net unrealized depreciation of investments in the aggregate amount of $24.1 million, which included the reversal of $21.9 million in unrealized appreciation related to the A. Stucki and Chase sales. Excluding reversals, we had $2.2 million in net unrealized depreciation for the nine months ended December 31, 2010. The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the nine months ended December 31, 2010 were as follows:

		NINE MONTHS ENDED DECEMBER 31, 2010
PORTFOLIO COMPANY	INVESTMENT CLASSIFICATION	REALIZED GAIN (LOSS)	UNREALIZED APPRECIATION (DEPRECIATION)	REVERSAL OF UNREALIZED (APPRECIATION) DEPRECIATION	NET GAIN (LOSS)
Chase II Holding Corp.	Control	$6,857	$3,753	$(4,444)	$6,166
Acme Cryogenics, Inc.	Control	—	5,028	—	5,028
Noble Logistics, Inc.	Affiliate	—	2,986	—	2,986
Cavert II Holding Corp.	Control	—	1,774	—	1,774
Survey Sampling, LLC	Non-Control/Non-Affiliate	—	500	—	500
Quench Holdings Corp.	Affiliate	—	176	—	176
Tread Corp.	Control	—	(103)	—	(103)
Country Club Enterprises, LLC	Control	—	(149)		(149)
A. Stucki Corp.	Control	16,614	—	(17,405)	(791)
ASH Holdings Corp.	Control	—	(3,005)	—	(3,005)
Galaxy Tool Holding Corp.	Control	—	(13,238)	—	(13,238)
Other, net (<$100 Net)	Various	18	83	(19)	82

Total		$23,489	$(2,195)	$(21,868)	$(574)

The primary changes in our net unrealized depreciation for the nine months ended December 31, 2010 were the reversal of previously-recorded unrealized appreciation on the A. Stucki and Chase sales, the unrealized depreciation recorded on Galaxy, which underwent a restructuring that resulted in the conversion of $12.1 million of debt at fair value as of June 30, 2010 into preferred and common equity, and a full markdown in fair value of ASH, which had a fair value of $0 as of December 31, 2010. Noteworthy appreciation was experienced in our equity holdings of Acme, Noble, and Cavert, as well as in our debt position in Survey Sampling. Excluding the impact of Galaxy, A. Stucki and Chase, the net unrealized appreciation recognized on our portfolio investments was primarily due to an increase in certain comparable multiples and, to a lesser extent, the performance of some of our portfolio companies used to estimate the fair value of our investments.

Over our entire investment portfolio, we recorded, in the aggregate, approximately $2.3 million of net unrealized depreciation and $9.4 million of net unrealized appreciation on our debt positions and equity holdings, respectively, for the nine months ended December 31, 2011. At December 31, 2011, the fair value of our investment portfolio was less than our cost basis by approximately $36.9 million, as compared to $44.0 million at March 31, 2011, representing net unrealized appreciation of approximately $7.1 million for the period. We believe that our aggregate investment portfolio was valued at a depreciated value, primarily due to the general instability of the loan markets and lingering effects of the recent recession on the performance of certain of our portfolio companies. Even though valuations have generally stabilized over the past year, our entire portfolio was fair valued at 86.0% of cost as of December 31, 2011. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Realized and Unrealized Gain and Loss on Other

Realized Loss

For the nine months ended December 31, 2011, we recorded a net realized loss of $40 due to the expiration of one of our interest rate cap agreements. There were no non-investment realized gains or losses during the nine months ended December 31, 2010.

Unrealized Appreciation and Depreciation

For the nine months ended December 31, 2011, we recorded a minimal amount of unrealized appreciation due to the reversal of previously-recorded unrealized depreciation on an interest rate cap upon its expiration and the resulting realized loss. For the nine months ended December 31, 2011, we recorded a minimal amount of unrealized depreciation due to the decrease in fair value of our interest rate cap agreements.

Net Increase in Net Assets Resulting from Operations

For the nine months ended December 31, 2011 and 2010, we recorded a net increase in net assets resulting from operations of $22.4 million and $13.6 million, respectively, as a result of the factors discussed above. Our net increase in net assets resulting from operations per basic and diluted weighted average common share for the nine months ended December 31, 2011 and 2010 was $1.01 and $0.62, respectively.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Net cash used in operating activities for the nine months ended December 31, 2011, was approximately $48.9 million, as compared to net cash provided by operating activities of $28.4 million during the nine months ended December 31, 2010. This decrease in cash from operating activities was primarily due to the increase in cash disbursed during the nine months ended December 31, 2011, for the investments in four new portfolio companies, as well as a decrease in the amount of principal repayments received from portfolio companies and proceeds from sales. Partially offsetting this decrease was cash received from the custodian after December 31, 2010, a result of the sale of Chase in December 2010.

At December 31, 2011, we had investments in equity of, loans to or syndicated participations in 17 private companies with an aggregate cost basis of approximately $263.6 million. At December 31, 2010, we had investments in equity of, loans to or syndicated participations in 17 private companies with an aggregate cost basis of approximately $195.9 million. The following table summarizes our total portfolio investment activity during the nine months ended December 31, 2011 and 2010:

	NINE MONTHS ENDED DECEMBER 31,
	2011	2010
Beginning investment portfolio, at fair value	$153,285	$206,858
New investments	76,895	35,814
Disbursements to existing portfolio companies	9,432	5,287
Scheduled principal repayments	(820)	(2,506)
Unscheduled principal repayments	(16,133)	(59,037)
Amortization of premiums and discounts	—	(6)
Proceeds from sales	(8,032)	(35,010)
Net realized gain	5,091	23,489
Net unrealized appreciation (depreciation)	13,074	(2,195)
Reversal of net unrealized appreciation	(6,021)	(21,868)
Other cash activity, net	—	(231)
Other non-cash activity, net	—	515

Ending investment portfolio, at fair value	$226,771	$151,110

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at December 31, 2011.

		AMOUNT
For the remaining three months ending March 31:	2012	$776
For the fiscal year ending March 31:	2013	31,602
	2014	29,772
	2015	32,886
	2016	26,775
	Thereafter	66,585

	Total contractual repayments	$188,396
	Investments in equity securities	75,459
	Adjustments to cost basis on debt securities	(231)

	Total cost basis of investments held at December 31, 2011:	$263,624

In light of the liquidity resulting from the sale of our investments in A. Stucki and Chase and the recapitalization of Cavert, the general stabilization of our portfolio valuations over the past two year and the increased investing opportunities that we see in our target markets, as demonstrated by our six new proprietary investments over the last five quarters totaling $114.0 million, we are cautiously optimistic about our long-term investment prospects. As a result, we have shifted our investment activity from being focused primarily on retaining capital and building the value of our existing portfolio companies to a strategy that includes making new investments in businesses that we believe will weather the current economic conditions and are likely to produce attractive long-term returns for our stockholders. Increasing new investment activity over the long run will require accessing capital markets, which continues to be challenging in these unstable economic conditions, while ensuring that we can maintain our RIC status.

Financing Activities

Net cash provided by financing activities for the nine months ended December 31, 2011, was approximately $54.8 million, consisting primarily of net borrowings on the short-term loan and our Credit Facility in excess of repayments by approximately $65.3 million, partially offset by $9.6 million in distributions to stockholders. Net cash used in financing activities for the nine months ended December 31, 2010 was approximately $36.1 million, which was primarily a result of net repayments on the short-term loan and our Credit Facility in excess of borrowings by approximately $27.4 million, plus $7.9 million in distributions to stockholders.

Distributions

To qualify as a RIC and thus avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared and paid cash distributions of $0.360 per common share during the nine months ended December 31, 2010, and $0.435 per common share during the nine months ended December 31, 2011. In January 2012, our Board of Directors declared a monthly distribution of $0.050 per common share for each of January, February and March 2012. We declared these distributions based on our estimates of net taxable income for the fiscal year.

For the fiscal year ended March 31, 2011, which includes the nine months ended December 31, 2010, our distributions to stockholders of approximately $10.6 million were less than our taxable income over the same period. At year-end, we elected to treat a portion of the first distribution paid after year-end as having been paid in the prior year, in accordance with Section 855(a) of the Code. Additionally, the covenants in our Credit Facility restrict the amount of distributions that we can pay out to be no greater than our net investment income.

Equity

On July 21, 2009, we filed a registration statement, which we refer to as the Registration Statement, with the SEC that we amended on October 2, 2009 and which the SEC declared effective on October 8, 2009. We filed post-effective amendments to the Registration Statement on August 24, 2010, and November 22, 2010, which the SEC declared effective on December 23, 2010. We also filed post-effective amendments to the registration statement on June 17, 2011, and August 17, 2011, which the SEC declared effective on September 9, 2011. This prospectus supplement and the accompanying prospectus are a part of the Registration Statement. The Registration Statement will permit us to issue, through one or more transactions, including the offering of the Series A Term Preferred Stock, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, including through a combined offering of these securities.

We estimate that the net proceeds to us of the offering of Series A Term Preferred Stock will be approximately $23.6 million, after the payment of underwriting discounts and commissions of $1.0 million and estimated offering expenses of $375,000 payable by us. We intend to use the net proceeds from this offering to repay borrowings outstanding under the Credit Facility, then to make investments in buyouts and recapitalizations of small and mid-sized companies in accordance with our investment strategy, with any remaining proceeds to be used for other general corporate purposes.

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. Additionally, when our common stock is trading below NAV per share, as it has consistently traded for the last two years, we will have regulatory constraints under the 1940 Act on our ability to obtain additional capital in this manner. On February 24, 2012, our stock closed trading at $7.66, representing a 20% discount to our December 31, 2011 NAV of $9.58 per share. Generally, the 1940 Act provides that we may not issue stock for a price below NAV per share without first obtaining the approval of our stockholders and our independent directors or through a rights offering.

Future Capital Resources

At our 2011 annual stockholders meeting, held on August 4, 2011, our stockholders approved a proposal that allows us to sell shares of our common stock at a price below our then current NAV per share, subject to certain limitations (including, but not limited to, that the cumulative number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale), should we choose to do so. This proposal is in effect until our next annual stockholders meeting in 2012, at which time we may ask our stockholders to vote in favor of this proposal for another period of one year.

Revolving Credit Facility

On April 14, 2009, through our wholly-owned subsidiary Business Investment, we entered into the Credit Facility, which provided for a $50.0 million revolving line of credit, arranged by BB&T, as administrative agent. KeyBank also joined the Credit Facility as a committed lender.

On April 13, 2010, we renewed the Credit Facility through Business Investment by entering into a third amended and restated credit agreement that provided for a $50.0 million, two-year revolving line of credit. Advances under the Credit Facility generally bore interest at the 30-day LIBOR (subject to a minimum rate of 2.0%), plus 4.5% per annum, with a commitment fee of 0.50% per annum on undrawn amounts when advances were outstanding above 50.0% of the commitment and 1.0% on undrawn amounts if the advances outstanding were below 50.0% of the commitment. In connection with the Credit Facility renewal, we paid an upfront fee of 1.0%.

On October 26, 2011, we entered into a fourth amended and restated credit agreement through Business Investment to increase the commitment amount of our Credit Facility to $60 million. Subject to certain terms and conditions, the Credit Facility may be expanded to a total of $175 million through the addition of other committed lenders to the facility. The Credit Facility matures on October 25, 2014, and, if not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before October 25, 2015 (one year after the

Maturity Date). Advances under the Credit Facility will generally bear interest at 30-day LIBOR plus 3.75% per annum, with an unused fee of 0.50% on undrawn amounts. There are two one-year extension options, to be agreed upon by all parties, that may be exercised on or before October 26, 2012 and October 26, 2013, as applicable. We incurred fees of $0.7 million in connection with this amendment. As of December 31, 2011, we had borrowings of $29.3 million outstanding with approximately $28.4 million of availability under the Credit Facility.

The Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. The facility also limits payments as distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2011, 2012, 2013 and 2014. We are also subject to certain limitations on the type of loan investments we can make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. The Credit Facility also requires us to comply with other financial and operational covenants, which obligate us to, among other things, maintain certain financial ratios, including asset and interest coverage, a minimum net worth and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth of $155.0 million plus 50% of all equity and subordinated debt raised after October 26, 2011, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of January 30, 2012, we were in compliance with all covenants.

During May 2009, we entered into a new interest rate cap agreement for a notional amount of $45.0 million that effectively limited the interest rate on a portion of the borrowings under the Credit Facility. During the three months ended June 30, 2011, we recorded a realized loss of $40 upon the expiration of this agreement in May 2011.

In April 2010, we entered into a forward interest rate cap agreement, effective May 2011 and expiring in May 2012, for a notional amount of $45.0 million that effectively limits the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. We incurred a premium fee of approximately $41 in conjunction with this agreement.

In December 2011, we entered into a forward interest rate cap agreement, effective May 2012 and expiring in October 2013, for a notional amount of $50.0 million that effectively limits the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. We incurred a premium fee of $29 in conjunction with this agreement.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account, with The Bank of New York Mellon Trust Company, N.A. as custodian. BB&T is also the trustee of the account, generally remits the collected funds to us once a month. At January 30, 2012, the amount due from the custodian was approximately $0.8 million.

The Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, we executed a performance guaranty whereby the Adviser guaranteed it would comply with all of its obligations under the Credit Facility. As of January 30, 2012, we were in compliance with the covenants under the performance guaranty.

Our continued compliance with these covenants, however, depends on many factors, some of which are beyond our control. In particular, depreciation in the valuation of our assets, which is partially subject to changing market conditions that are presently very volatile, affects our ability to comply with these covenants. Our entire portfolio was fair valued at 86.0% of cost as of December 31, 2011. Given the unstable capital markets, net unrealized depreciation in our portfolio may return in future periods and threaten our ability to comply with the covenants under our Credit Facility. Accordingly, there are no assurances that we will be able to continue to comply with these covenants. Failure to comply with these covenants would result in a default, which, if we are unable to obtain a waiver from the lenders, could accelerate our repayment obligations under the Credit Facility and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay distributions to our stockholders, as more fully described below.

The Credit Facility matures on October 25, 2014, and, if the facility is not renewed or extended by this date, all unpaid principal and interest will be due and payable on or before October 25, 2015. There can be no guarantee that we will be able to renew, extend or replace the Credit Facility on terms that are favorable to us, or at all. Our ability to obtain replacement financing will be constrained by then current economic conditions affecting the credit markets. If we are not able to renew, extend or refinance the Credit Facility, this would likely have a material adverse effect on our liquidity and ability to fund new investments or pay distributions to our stockholders. Our inability to pay distributions could result in our failure to qualify to be taxed as a RIC. Consequently, any income or gains could become taxable at corporate rates. If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, such as those recorded in connection with the Syndicated Loan Sales, which resulted in a realized loss of approximately $34.6 million during the quarter ended June 30, 2009. Such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under the Credit Facility. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings and assets and voting interest in us.

Short-Term Note

For each quarter end since June 30, 2009, which we refer to as the measurement dates, we satisfied the 50% threshold, primarily through the purchase of short-term qualified securities, which was funded primarily through a short-term loan agreement. Subsequent to the measurement dates, the short-term qualified securities matured and we repaid the short-term loan, at which time we again fell below the 50% threshold. Therefore, at quarter-end, on December 28, 2011, we purchased $85.0 million of T-Bills through Jefferies. The T-Bills were purchased using $9.0 million in funds drawn on the Credit Facility and the proceeds from a $76.0 million short-term loan from Jefferies, with an effective annual interest rate of approximately 0.65%. On January 5, 2012, when the T-Bills matured, we repaid the $76.0 million loan from Jefferies, and on January 6, 2012, we repaid the $9.0 million drawn on the Credit Facility for the transaction.

Contractual Obligations and Off-Balance Sheet Arrangements

At December 31, 2011, we were not a party to any signed term sheets for potential investments. However, we have lines of credit with certain of our portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and we expect many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the unused line of credit commitments as of December 31, 2011 and March 31, 2011 to be minimal.

In addition to the lines of credit with our portfolio companies, we have also extended certain guaranties on behalf of some our portfolio companies. As of December 31, 2011, we have not been required to make any payments on any of the guaranties and we consider the credit risks to be remote and the fair value of the guaranties to be minimal.

The following table summarizes the dollar balance of unused line of credit commitments and guaranties as of December 31 and March 31, 2011:

	AS OF DECEMBER 31, 2011	AS OF MARCH 31, 2011
Unused line of credit commitments	$3,643	$2,386
Guaranties	4,748	4,664

Total	$8,391	$7,050

The following table shows our contractual principal on borrowings as of December 31, 2011:

	PAYMENTS DUE BY PERIOD
BORROWINGS	LESS THAN 1 YEAR	1-3 YEARS	4-5 YEARS	AFTER 5 YEARS	TOTAL
Short-term loan (A)	$76,001	$—	$—	$—	$76,001
Credit Facility	—	29,300	—	—	29,300

Total borrowings	$76,001	$29,300	$—	$—	$105,301

(A)	On January 6, 2012, we repaid the short-term loan in full.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our condensed consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

General Valuation Policy:  We value our investments in accordance with the requirements of the 1940 Act. As discussed more fully below, we value securities for which market quotations are readily available and reliable at their market value. We value all other securities and assets at fair value, as determined in good faith by our Board of Directors.

The Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, 820, “Fair Value Measurements and Disclosures,” defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

■	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

■

Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

■

Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect the assumptions that market participants would use when pricing the asset or liability and can include our own assumptions, based upon the best available information.

As of December 31, 2011 and March 31, 2011, all of our investments were valued using Level 3 inputs. See Note 3—Investments in the accompanying notes to our Condensed Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding fair value measurements and our application of ASC 820.

We use generally accepted valuation techniques to value our portfolio unless we have specific information about the value of an investment to determine otherwise. From time to time we may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently, but provide a third-party valuation opinion that may differ in results, techniques and scope used to value our investments. When these specific third-party appraisals are obtained, we would use estimates of value provided by such appraisals and our own assumptions including estimated remaining life, current market yield and interest rate spreads of similar securities, as of the measurement date, to value our investments.

In determining the value of our investments, our Adviser has established an investment valuation policy, which we refer to as the Policy. The Policy has been approved by our Board of Directors, and each quarter our Board of Directors reviews whether our Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio.

The Policy, which is summarized below, applies to the following categories of securities:

■	publicly traded securities;

■	securities for which a limited market exists; and

■	securities for which no market exists.

Valuation Methods:

Publicly traded securities:  We determine the value of publicly traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own restricted securities that are not freely tradable, but for which a public market otherwise exists, we will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature.

Securities for which a limited market exists:  We value securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price (which are non-binding). In valuing these assets, we assess trading activity in an asset class, evaluate variances in prices and other market insights to determine if any available quote prices are reliable. If we conclude that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if a firm bid price is unavailable, we base the value of the security upon the indicative bid price, or IBP, offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that we use the IBP as a basis for valuing the security, our Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

In the event these limited markets become illiquid to a degree that market prices are no longer readily available, we will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows or discounted cash flows, or DCF. The use of a DCF methodology follows that prescribed by ASC 820, which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, the alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, we consider multiple inputs, such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, we developed a modified discount rate approach that incorporates risk premiums including, among other things, increased probability of default, or higher loss given default, or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what we believe a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. We apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

As of March 31, 2011, we determined that the indicative bid prices were reliable indicators of fair value for our syndicate investments. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we determined that these valuation inputs were classified as Level 3 within the fair value hierarchy as defined in ASC 820. As of December 31, 2011, we had no syndicated investments.

Securities for which no market exists:  The valuation methodology for securities for which no market exists falls into three categories: (1) portfolio investments comprised solely of debt securities; (2) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities and (3) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities.

(1) Portfolio investments comprised solely of debt securities:  Debt securities that are not publicly traded on an established securities market, or for which a limited market does not exist, which we refer to as Non-Public Debt Securities, and that are issued by portfolio companies in which we have no equity, or equity-like securities, are fair valued in accordance with the terms of the policy, which utilizes opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc., or SPSE. We may also submit paid-in-kind, or PIK, interest to SPSE for their evaluation when it is determined that PIK interest is likely to be received.

In the case of Non-Public Debt Securities, we have engaged SPSE to submit opinions of value for our debt securities that are issued by portfolio companies in which we own no equity, or equity-like securities. SPSE’s opinions of value are based on the valuations prepared by our portfolio management team, as described below. We request that SPSE also evaluate and assign values to success fees when we determine that there is a reasonable probability of receiving a success fee on a given loan. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation and may decline to make requested evaluations for any reason, at its sole discretion. Upon completing our collection of data with respect to the investments (which may include the information described below under “—Credit Information,” the risk ratings of the loans described below under “—Loan Grading and Risk Rating” and the factors described hereunder), this valuation data is forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that we have assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE’s best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

SPSE opinions of the value of our debt securities that are issued by portfolio companies in which we do not own equity, or equity-like securities, are submitted to our Board of Directors along with our Adviser’s supplemental assessment and recommendation regarding valuation of each of these investments. Our Adviser generally accepts the opinion of value given by SPSE; however, in certain limited circumstances, such as when our Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of our Board of Directors’ assessment, our Adviser’s conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether our Adviser has followed its established procedures for determinations of fair value and votes to accept or reject the recommended valuation of our investment portfolio. Our Adviser and our management recommended, and our Board of Directors voted to accept, the opinions of value delivered by SPSE on the loans in our portfolio as denoted on our accompanying Condensed Consolidated Schedule of Investments.

Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy using the methods described herein.

(2) Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities:  The fair value of these investments is determined based on the total enterprise value, or TEV, of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820. For Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity or other equity-like securities) that are purchased together as part of a package, where we have control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale of the portfolio company. In accordance with ASC 820, we apply the in-use premise of value, which assumes the debt and equity securities are sold together. Under this liquidity waterfall approach, we first calculate the TEV of the issuer by incorporating some or all of the following factors:

■	the issuer’s ability to make payments;

■	the earnings of the issuer;

■	recent sales to third parties of similar securities;

■	the comparison to publicly traded securities; and

■	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, we may gather and analyze industry statistics and use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once we have estimated the TEV of the issuer, we subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities (which include the debt securities) have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity like securities. If, in our Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, our Adviser may recommend that we use a valuation by SPSE, or if that is unavailable, a DCF valuation technique.

(3) Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities:  We value Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with ASC 820, we determine the fair value of these debt securities of non-control investments assuming the sale of an individual debt security using the in-exchange premise of value. As such, we estimate the fair value of the debt component using estimates of value provided by SPSE and our own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments that we do not control or cannot gain control as of the measurement date, we estimate the fair value of the equity using the in-exchange premise of value based on factors such as the overall value of the issuer, the relative fair value of other units of account, including debt, or other relative value approaches. Consideration also is given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, we may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in absence of other observable market data, our own assumptions.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security in an arms-length transaction in the security’s principal market.

Valuation Considerations:  From time to time, depending on certain circumstances, the Adviser may use the following valuation considerations, including, but not limited to:

■	the nature and realizable value of the collateral;

■	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

■	the markets in which the portfolio company does business;

■	the comparison to publicly traded companies; and

■	DCF and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

Credit Information:  Our Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and our Adviser participate in the periodic board meetings of our portfolio companies in which we hold Control and Affiliate investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, our Adviser calculates and evaluates the credit statistics.

Loan Grading and Risk Rating:  As part of our valuation procedures above, we risk rate all of our investments in debt securities. For syndicated loans that have been rated by an NRSRO, we use the NRSRO’s risk rating for such security. For all other debt securities, we use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

For the debt securities for which we do not use a third-party NRSRO risk rating, we seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as an NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB or Baa2 from an NRSRO, however, no assurance can be given that a >10 on our scale is equal to a BBB or Baa2 on an NRSRO scale.

COMPANY’S SYSTEM	FIRST NRSRO	SECOND NRSRO	GLADSTONE INVESTMENT’S DESCRIPTION (A)

>10	Baa2	BBB	Probability of Default (PD) during the next 10 years is 4% and the Expected Loss upon Default (EL) is 1% or less

10	Baa3	BBB–	PD is 5% and the EL is 1% to 2%

9	Ba1	BB+	PD is 10% and the EL is 2% to 3%

8	Ba2	BB	PD is 16% and the EL is 3% to 4%

7	Ba3	BB–	PD is 17.8% and the EL is 4% to 5%

6	B1	B+	PD is 22% and the EL is 5% to 6.5%

5	B2	B	PD is 25% and the EL is 6.5% to 8%

4	B3	B–	PD is 27% and the EL is 8% to 10%

3	Caa1	CCC+	PD is 30% and the EL is 10% to 13.3%

2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%

1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%

0	N/A	D	PD is 85% or there is a payment default and the EL is greater than 20%

(a)

The default rates set forth are for a 10-year term debt security. If a debt security is less than 10 years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale.

The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Generally, our policy is to stop accruing interest on an investment if we determine that interest is no longer collectable. As of December 31, 2011, two control investments, CCE and ASH, were on non-accrual with an aggregate fair value of $0. At March 31, 2011, one Control investment, ASH, was on non-accrual with a fair value of $0. Additionally, we do not risk rate our equity securities.

The following table lists the risk ratings for all proprietary loans in our portfolio as of December 31 and March 31, 2011, representing approximately 100.0% and 95.8%, respectively, of all loans in our portfolio at fair value at the end of each period:

RATING	AS OF DECEMBER 31, 2011	AS OF MARCH 31, 2011
Highest	7.0	9.0
Average	5.0	5.6
Weighted Average	5.3	5.9
Lowest	2.0	3.0

As of December 31, 2011, we did not have any non-proprietary loans in our investment portfolio. At March 31, 2011, the risk rating for our syndicated loan that was not rated by an NRSRO, Survey Sampling, was 7.0, representing approximately 1.2% of all loans in our portfolio at fair value at the end of the period. Survey Sampling was repaid at par in July 2011. For loans that are currently rated by an NRSRO, we risk rate such loans in accordance with the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. As of March 31, 2011, the weighted average risk ratings for all loans in our portfolio that were rated by an NRSRO were BB+/Ba2, representing approximately 3.0% of all loans in our portfolio at fair value at March 31, 2011. Our last remaining non-proprietary loan rated by an NRSRO, AMG, was repaid at a premium in December 2011.

Tax Status

Federal Income Taxes

We intend to continue to qualify for treatment as a RIC under the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we must meet certain source-of-income, asset diversification and annual distribution requirements. For more information regarding the requirements we must meet as a RIC, see “—Business Environment.” Under the annual distribution requirements, we are required to distribute to stockholders at least 90% of our investment company taxable income, as defined by the Code. Our practice has been to pay out as distributions up to 100% of that amount.

In an effort to limit certain excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. However, we did incur an excise tax of $41 and $24 for the calendar years ended December 31, 2011 and 2010, respectively. Under the RIC Modernization Act, or the RIC Act, we will be permitted to carry forward capital losses incurred in taxable years beginning after March 31, 2011, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

In 2011, we received approval for a change in accounting method from the IRS related to our tax treatment for success fees. As a result, we, in effect, will continue to account for the recognition of income from the success fees upon receipt, or when the amount becomes fixed. However, starting January 1, 2011, the tax characterization of the success fee amount was and will continue to be treated as ordinary income. Prior to January 1, 2011, we had treated the success fee amount as a capital gain for tax characterization purposes. The approved change in accounting method does not require us to retroactively change the capital gains treatment of the success fees received prior to January 1, 2011.

Revenue Recognition

Interest Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At December 31, 2011, ASH and CCE were on non-accrual. The non-accrual loans had an aggregate cost basis of $13.7 million, or 7.3% of the cost basis of debt investments in our portfolio, and an aggregate fair value of $0. At March 31, 2011, ASH was on non-accrual with a debt cost basis of $9.3 million, or 6.7% of the cost basis of debt investments in our portfolio, and a fair value of $0.

During the three months ended December 31, 2011, we did not have any loans in our portfolio that contained a PIK provision; however, during the nine months ended December 31, 2011, we recorded PIK income of $7. PIK interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though we have not yet collected the cash. The sole loan which had a PIK provision paid off, at par, during the quarter ended September 30, 2011. We did not record any PIK income during the nine months ended December 31, 2010.

Other Income Recognition

We record success fees upon receipt. Success fees are contractually due upon a change of control in a portfolio company and we record them in Other income in the accompanying Condensed Consolidated Statements of Operations. During the three and nine months ended December 31, 2011, we recorded success fees of $0 and $0.4 million, respectively, representing prepayments received from Mathey and Cavert. During the three and nine months ended December 31, 2010, we recorded success fees of $2.7 million and $5.4 million, respectively, due to prepayments received from Mathey and Cavert and the income recognized as a result of the sales and payoffs of A. Stucki and Chase.

Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash, and it is recorded in Other Income in the accompanying Condensed Consolidated Statements of Operations. We did not record any dividend income during the quarter ended December 31, 2011; however, during the nine months ended December 31, 2011, we recorded and collected $0.7 million of accrued dividends on preferred shares in connection with the recapitalization of Cavert. During the three months ended December 31, 2010, we recorded and collected $4.0 million of accrued dividends on preferred shares of Chase. During the nine months ended December 31, 2010, we also recorded and collected $0.3 million of accrued dividends on preferred shares of A. Stucki and accrued and received a special dividend of property valued at $0.5 million in connection with the A. Stucki sale.

SUPPLEMENTAL PORTFOLIO INFORMATION

The following table sets forth certain information as of December 31, 2011 regarding each portfolio company in which we held a debt or equity security as of such date. All such investments were made in accordance with our investment policies and procedures described in this prospectus supplement and in the accompanying prospectus.

COMPANY (1)	INDUSTRY	INVESTMENT	PERCENTAGE OF CLASS HELD ON A FULLY- DILUTED BASIS (2)	PRINCIPAL	COST	FAIR VALUE

CONTROL INVESTMENTS:
Acme Cryogenics, Inc. 2801 Mitchell Avenue Allentown, PA 18103	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt		$14,500	$14,500	$14,500
		Preferred Stock	84.7%		6,984	10,746
		Common Stock	69.8%		1,045	1,084
		Common Stock Warrants	69.8%		25	332

					22,554	26,662
ASH Holdings Corp. 2630 W. Buckeye Rd. Phoenix, AZ 85009	Retail and Service—school buses and parts	Revolving Credit Facility, $342 available (non-accrual)		3,658	3,616	—
		Senior Subordinated Term Debt (non-accrual)		6,250	6,060	—
		Preferred Stock	53.8%		2,500	—
		Common Stock	73.6%		—	—
		Common Stock Warrants	73.6%		4	—
		Guaranty ($750)

					12,180	—
Country Club Enterprises, LLC 29 Tobey Rd. W. Wareham, MA 02576	Service—golf cart distribution	Senior Subordinated Term Debt (non-accrual)			4,000	—
		Preferred Stock	59.9%		7,725	—
		Guaranty ($3,998)

					11,725	—
Galaxy Tool Holding Corp. 1111 Industrial Rd. Windfield, KS 67156	Manufacturing—aerospace and Plastics	Senior Subordinated Term Debt		5,220	5,220	5,220
		Preferred Stock	82.7%		19,658	2,447
		Common Stock	55.0%		48	—

					24,926	7,667
Mathey Investments, Inc. 4344 S. Maybelle Ave. Tulsa, OK 74107	Manufacturing—pipe-cutting and pipe-fitting equipment	Revolving Credit Facility, $1,750 available		—	—	—
		Senior Term Debt		2,375	2,375	2,375
		Senior Term Debt		3,727	3,727	3,727
		Senior Term Debt		3,500	3,500	3,500
		Common Stock	85.0%		777	269

					10,379	9,871
Mitchell Rubber Products, Inc. 10220 San Sevaine Way Mira Loma, CA 91752	Manufacturing—rubber compounds	Subordinated Term Debt		13,560	13,560	13,645
		Preferred Stock	31.7%		2,790	2,913
		Common Stock	31.7%		28	1,142

					16,378	17,700
Precision Southeast, Inc. PO Box 50610 4900 Hwy 501 Myrtle Beach, SC 29579	Manufacturing—injection molding and plastics	Revolving Credit Facility, $451 available		749	749	749
		Senior Term Debt		7,775	7,775	7,775
		Preferred Stock	90.9%		1,909	2,063
		Common Stock	77.3%		91	289

					10,524	10,876
SBS, Industries, LLC 1843 N 106th East Ave. Tulsa, OK 74116	Manufacturing—specialty fasteners and threaded screw Products	Revolving Credit Facility, $250 available		250	250	250
		Senior Term Debt		11,355	11,355	11,355
		Preferred Stock	90.9%		1,994	2,047
		Common Stock	76.2%		221	2,279

					13,820	15,931
SOG Specialty K&T, LLC 6521 212th St. SW Lynnwood, WA 98036	Manufacturing—specialty knives and tools	Senior Term Debt		6,200	6,200	6,200
		Senior Term Debt		12,199	12,199	12,199
		Preferred Stock	70.9%		9,749	10,144

					28,148	28,543
Tread Corp. 176 Eastpark Dr. Roanoke, VA 24019	Manufacturing—storage and transport equipment	Senior Subordinated Term Debt		7,750	7,750	7,750
		Preferred Stock	57.1%		833	1,063
		Common Stock	50.7%		1	544
		Common Stock Warrants	50.7%		3	5,084

					8,587	14,441

COMPANY (1)	INDUSTRY	INVESTMENT	PERCENTAGE OF CLASS HELD ON A FULLY- DILUTED BASIS (2)	PRINCIPAL	COST	FAIR VALUE

Venyu Solutions, Inc. 7127 Florida Blvd. Baton Rouge, LA 70806	Service—online servicing suite	Senior Subordinated Term Debt		$7,000	$7,000	$7,000
		Senior Subordinated Term Debt		12,000	12,000	12,000
		Preferred Stock	64.0%		6,000	5,654

					25,000	24,654

Total Control Investments (represented 68.9% of total investments at fair value)					$184,221	$156,345

AFFILIATE INVESTMENTS:
Cavert II Holding Corp. 620 Forum Parkway Rural Hall, NC 27045	Manufacturing—bailing wire	Senior Term Debt		$2,150	$2,150	$2,171
		Senior Subordinated Term Debt		4,671	4,671	4,711
		Subordinated Term Debt		5,700	5,700	5,736
		Preferred Stock	86.4%		1,844	2,548

					14,365	15,166
Channel Technologies Group, LLC 879 Ward Drive Santa Barbara, CA 93111	Manufacturing—acoustic Products	Revolving Credit Facility, $1,050 available		200	200	200
		Senior Term Debt		6,000	6,000	6,000
		Senior Term Debt		10,750	10,750	10,750
		Preferred Stock	11.2%		1,599	1,599
		Common Stock	9.8%		—	—

					18,549	18,549
Danco Acquisition Corp. 950 George St. Santa Clara, CA 95054	Manufacturing—machining and sheet metal work	Revolving Credit Facility, $0 available		1,500	1,500	1,350
		Senior Term Debt		2,575	2,575	2,318
		Senior Term Debt		8,891	8,891	8,002
		Preferred Stock	59.5%		2,500	—
		Common Stock Warrants	40.0%		3	—

					15,469	11,670
Noble Logistics, Inc. 11335 Clay Rd., Ste. 100 Houston, TX 77041	Service—aftermarket auto parts Delivery	Senior Term Debt		7,227	7,227	4,698
		Senior Term Debt		3,650	3,650	2,372
		Senior Term Debt		3,650	3,650	2,372
		Preferred Stock	69.2%		1,750	3,707
		Common Stock	13.1%		1,682	134

					17,959	13,283
Quench Holdings Corp. 780 5th Ave., Ste. 110 King of Prussia, PA 19046	Service—sales, installation and service of water coolers
		Preferred Stock	5.3%		2,950	2,515
		Common Stock	2.3%		447	—

					3,397	2,515

Total Affiliate Investments (represented 27.0% of total investments at fair value)					$69,739	$61,183

NON-CONTROL/NON-AFFILIATE INVESTMENTS:
B-Dry, LLC 13876 Cravath Place Woodbridge, VA 22191	Service—basement waterproofer	Senior Term Debt		$6,494	$6,494	$6,364
		Senior Term Debt		2,870	2,870	2,812
		Common Stock Warrants	5.5%		300	67

					9,664	9,243

Total Non-Control/Non-Affiliate Investments (represented 4.1% of total investments at fair value)					$9,664	$9,243

TOTAL INVESTMENTS					$263,624	$226,771

(1)  Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)

The “percentage of class held on a fully-diluted basis” represents the percentage of the class of security the Company may own assuming the exercise of the Company’s warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are exercised or converted. The percentage was calculated based on the most current outstanding share information available to us provided by that company.

Investment Concentrations

Approximately 43.0% of the aggregate fair value of our investment portfolio at December 31, 2011 was comprised of senior term debt, 31.1% was comprised of subordinated term debt and 25.9% was comprised of preferred and common equity securities or their equivalents. At December 31, 2011, we had investments in 17 portfolio companies with an aggregate fair value of $226.8 million, of which SOG, Acme and Venyu collectively comprised approximately $79.9 million, or 35.2% of our total investment portfolio, at fair value. The following table outlines our investments by security type at December 31 and March 31, 2011:

	DECEMBER 31, 2011		MARCH 31, 2011
	COST	FAIR VALUE	COST	FAIR VALUE
Senior term debt	$104,088	$97,541	$64,566	$58,627
Senior subordinated term debt	84,077	70,562	74,602	62,806
Preferred equity	70,784	47,444	52,922	25,398
Common equity/Equivalents	4,675	11,224	5,102	6,454

Total Investments	$263,624	$226,771	$197,192	$153,285

Investments at fair value consisted of the following industry classifications at December 31 and March 31, 2011:

	DECEMBER 31, 2011		MARCH 31, 2011
	FAIR VALUE	PERCENTAGE OF TOTAL INVESTMENTS	FAIR VALUE	PERCENTAGE OF TOTAL INVESTMENTS
Chemicals, Plastics and Rubber	$44,362	19.5%	$19,906	13.0%
Diversified/Conglomerate Manufacturing	30,219	13.3	12,746	8.3
Leisure, Amusement, Motion Pictures, Entertainment	28,543	12.6	—	—
Containers, Packaging and Glass	26,042	11.5	29,029	19.0
Machinery (Non-Agriculture, Non-Construction and Non-Electronic)	25,802	11.4	10,431	6.8
Electronics	24,654	10.9	25,012	16.3
Oil and Gas	14,441	6.4	4,931	3.2
Cargo Transport	13,283	5.8	13,183	8.6
Buildings and Real Estate	9,243	4.1	10,120	6.6
Aerospace and Defense	7,667	3.4	6,659	4.4
Home and Office Furnishings, Housewares and Durable Consumer Products	2,515	1.1	8,627	5.6
Telecommunications	—	—	1,499	1.0
Printing and Publishing	—	—	3,073	2.0
Automobile	—	—	7,560	4.9
Diversified Conglomerate Service	—	—	509	0.3

Total Investments	$226,771	100.0%	$153,285	100.0%

The investments, at fair value, were included in the following geographic regions of the United States at December 31 and March 31, 2011:

	DECEMBER 31, 2011		MARCH 31, 2011
	FAIR VALUE	PERCENTAGE OF TOTAL INVESTMENTS	FAIR VALUE	PERCENTAGE OF TOTAL INVESTMENTS
South	$131,166	57.8%	$92,172	60.1%
West	58,761	25.9	12,746	8.3
Northeast	29,177	12.9	38,126	24.9
Midwest	7,667	3.4	10,241	6.7

Total Investments	$226,771	100.0%	$153,285	100.0%

The geographic region reflects the location of the headquarters of our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

DESCRIPTION OF THE SERIES A TERM PREFERRED STOCK

The following is a brief description of the terms of our Series A Term Preferred Stock. This is not a complete description and is subject to, and entirely qualified by reference to, our Amended and Restated Certificate of Incorporation and the Certificate of Designation. The form of the Certificate of Designation is attached to this prospectus supplement, and the final form of the Certificate of Designation will be filed with the SEC as an exhibit to our registration statement of which this prospectus supplement and the accompanying prospectus are a part. You may obtain copies of these documents as described under “Where You Can Find More Information.”

General

Under our Amended and Restated Certificate of Incorporation, we are authorized to issue 110,000,000 shares of stock, of which 100,000,000 are Common Stock and 10,000,000 are Preferred Stock. We are designating 1,150,000 shares of Preferred Stock as Series A Term Preferred Stock. We currently do not have any shares of Preferred Stock outstanding. Terms of the Series A Term Preferred Stock are set forth in the Certificate of Designation.

At the time of issuance, the Series A Term Preferred Stock will be fully paid and non-assessable and will have no preemptive, conversion, or exchange rights or rights to cumulative voting. We may issue additional series of Preferred Stock in the future and, if we do so, the Series A Term Preferred Stock will rank equally with shares of all our other Preferred Stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. The Series A Term Preferred Stock is, and all other Preferred Stock that we may issue in the future will be, senior as to dividends and distributions to the Common Stock.

Except in certain limited circumstances, holders of the Series A Term Preferred Stock will not receive certificates representing their ownership interest in such shares, and the shares of Series A Term Preferred Stock will be represented by a global certificate to be held by the Depository Trust Company, or the Securities Depository, for the Series A Term Preferred Stock.

Dividends and Dividend Periods

General

The holders of the Series A Term Preferred Stock will be entitled to receive cumulative cash dividends and distributions on such shares, when, as and if declared by, or under authority granted by, our Board of Directors out of funds legally available for payment and in preference to dividends and distributions on Common Stock, calculated separately for each monthly dividend period, each a Dividend Period, for the Series A Term Preferred Stock at the Fixed Dividend Rate in effect during such Dividend Period, in an amount equal to the Liquidation Preference ($25 per share) for the Series A Term Preferred Stock. The Fixed Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and our Amended and Restated Certificate of Incorporation, and to the extent available, in preference to and priority over any dividend declared and payable on Common Stock.

Fixed Dividend Rate

The Fixed Dividend Rate is an annual rate of % for the Series A Term Preferred Stock. The Fixed Dividend Rate for the Series A Term Preferred Stock may be adjusted in certain circumstances, including upon the occurrence of certain events resulting in a Default Period (as defined below).

Payment of Dividends and Dividend Periods

The first Dividend Period for the Series A Term Preferred Stock will commence on                 , 2012 and end on March 31, 2012 and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such Series A Term Preferred Stock). Dividends will be payable monthly in arrears on the Dividend Payment Date — the last Business Day of the month of the Dividend Period and upon redemption of the

Series A Term Preferred Stock. Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Series A Term Preferred Stock as their names shall appear on our registration books at the close of business on the on the applicable record date, which shall be such date designated by our Board of Directors that is not more than 20, nor less than seven calendar days prior to such Dividend Payment Date. Dividends with respect to the first Dividend Period of the Series A Term Preferred Stock will be declared on or about March 6, 2012 and paid on March 30, 2012 to holders of record of such Series A Term Preferred Stock as their names appear on our registration books at the close of business on March 22, 2012.

Only holders of Series A Term Preferred Stock on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of Series A Term Preferred Stock who sell shares before such a record date and purchasers of Series A Term Preferred Stock who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Series A Term Preferred Stock.

Although dividends will accrue and be paid monthly, the record date for holders of Series A Term Preferred Stock entitled to receive dividend payments may vary from month-to-month. We will notify holders of the Series A Term Preferred Stock of each record date by issuance of a quarterly press release.

Mechanics of Payment of Dividends

Not later than 12:00 noon, New York City time, on a Dividend Payment Date, we are required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of: (1) cash or cash equivalents; (2) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States, which we refer to as the U.S. Government Obligations; (3) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest in U.S. Government Obligations or any combination thereof; or (4) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant date of redemption, or the Redemption Date, Dividend Payment Date or other payment date. We do not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Series A Term Preferred Stock. Dividends will be paid by the Redemption and Payment Agent to the holders of Series A Term Preferred Stock as their names appear on our registration books. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Series A Term Preferred Stock as their names appear on our registration books on such date, not exceeding 20 nor less than seven calendar days preceding the payment date thereof, as may be fixed by our Board of Directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Series A Term Preferred Stock which may be in arrears. See “—Adjustment to Fixed Dividend Rate—Default Period.”

Upon failure to pay dividends for at least two years, the holders of Series A Term Preferred Stock will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Series A Term Preferred Stock upon any failure to pay dividends on Term Preferred Stock.

Adjustment to Fixed Dividend Rate—Default Period

Subject to the cure provisions below, a Default Period with respect to the Series A Term Preferred Stock will commence on a date we fail to deposit the Deposit Securities to redeem the Series A Term Preferred Stock in any circumstance in which redemption is required, or a Redemption Default, or to pay a dividend on the Series A Term Preferred Stock, or a Dividend Default, as required as described above. A Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The Default Rate in respect of a Dividend Default for any calendar day will be equal to 9% per annum. The Default Rate in respect of a Redemption Default will be equal to 11% per annum.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such Default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Restrictions on Dividend, Redemption, Other Payments and Issuance of Debt

No full dividends and distributions will be declared or paid on Series A Term Preferred Stock for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of Preferred Stock have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of Preferred Stock. If full cumulative dividends and distributions due have not been paid on all outstanding shares of Preferred Stock of any series, any dividends and distributions being declared and paid on Series A Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of Preferred Stock on the relevant dividend payment date. No holders of Series A Term Preferred Stock will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Certificate of Designation.

For so long as any shares of Series A Term Preferred Stock are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Stock) in respect of the Common Stock; (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such Common Stock; or (z) pay any proceeds of our liquidation in respect of such Common Stock, unless, in each case, (A) immediately thereafter, we will be in compliance with the 200% Asset Coverage limitations set forth under the 1940 Act after deducting the amount of such dividend or distribution or redemption or purchasing price or liquidation proceeds, (B) all cumulative dividends and distributions of shares of all series of Series A Term Preferred Stock and all other series of Preferred Stock, if any, ranking on parity with the Series A Term Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such Preferred Stock for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) we have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding Series A Term Preferred Stock to be redeemed pursuant to a Term Redemption or Asset Coverage mandatory redemption resulting from the failure to comply with the Asset Coverage as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, we will not redeem any shares of Series A Term Preferred Stock unless all accumulated and unpaid dividends and distributions on all outstanding shares of Series A Term Preferred Stock and other series of Preferred Stock, if any, ranking on parity with the Series A Term Preferred Stock with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by us) (x) will have been or are contemporaneously paid or (y) will have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions will have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent; provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of Series A Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Term Preferred Stock and any other series of Preferred Stock, if any, for which all accumulated and unpaid dividends and distributions have not been paid.

We may issue debt in one or more classes or series. Under the 1940 Act, we may not (1) declare any dividend with respect to any Preferred Stock if, at the time of such declaration (and after giving effect thereto), Asset Coverage with respect to any of our borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum Asset Coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its Preferred Stock) or (2) declare any other distribution on the Preferred Stock or purchase or redeem Preferred Stock if at the time of the declaration or redemption (and after giving effect thereto), Asset Coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 200% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum Asset Coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include our obligations under any borrowings. For purposes of determining Asset Coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term senior security does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term senior security also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise, such loan is presumed not to be for temporary purposes. For purposes of determining whether the 200% statutory Asset Coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Stock, such Asset Coverage may be calculated on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If we fail to maintain Asset Coverage of at least 200% as of the close of business on the last Business Day of a Calendar Quarter (meaning the three months ended March 31, June 30, September 30 and December 31), the Series A Term Preferred Stock may become subject to mandatory redemption as provided below. “Asset Coverage” means asset coverage of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the Certificate of Designation, determined on the basis of values calculated as of a time within two Business Days next preceding the time of such determination. For purposes of this determination, no shares of Series A Term Preferred Stock or other Preferred Stock, if any, will be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, either sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) will have been deposited in trust with the Redemption and Paying Agent for such Preferred Stock and the requisite notice of redemption for such Preferred Stock (or the portion thereof to be redeemed) will have been given or sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) will have been segregated by us and our custodian, or Custodian, from our assets, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures. In such event, the Deposit Securities or other sufficient funds so deposited or segregated will not be included as our assets for purposes of the computation of Asset Coverage.

Redemption

Mandatory Term Redemption

We are required to provide for the mandatory redemption, or the Term Redemption, of all of the Series A Term Preferred Stock on the Mandatory Term Redemption Date, at a redemption price equal to the Liquidation Preference ($25 per share), plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to, but excluding, the Mandatory Term Redemption Date, which we refer to as the Term Redemption Price.

Mandatory Redemption for Asset Coverage

If we fail to have Asset Coverage of at least 200% as provided in the Certificate of Designation and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will fix a redemption date and proceed to redeem the number of shares of Preferred Stock as described below at a price per share equal to the liquidation price per share of the applicable Preferred Stock, which in the case of the Series A Term Preferred Stock we refer to as the Mandatory Redemption Price and is equal to the Liquidation Preference ($25 per share), plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to, but excluding, the date fixed for redemption by our Board of Directors. We will redeem out of funds legally available the number of shares of Preferred Stock (which may include at our sole option any number or proportion of Series A Term Preferred Stock) equal to the lesser of (i) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in us having Asset Coverage of at least 200% and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available in accordance with our Amended and Restated Certificate of Incorporation and applicable law, provided further, that in connection with any such redemption for failure to maintain such Asset Coverage ratio, we may redeem such additional number of shares of Preferred Stock that will result in our having an Asset Coverage ratio of up to and including 215%. We will effect a redemption on the date fixed by us, which date will not be later than 90 calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the required number of shares of Series A Term Preferred Stock and other shares of Preferred Stock which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to 90 calendar days after the Asset Coverage Cure Date, we will redeem those shares of Series A Term Preferred Stock and other shares of Preferred Stock which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.

Optional Redemption

On or after                 , 2016 (any such date, an Optional Redemption Date), at our sole option, we may redeem, from time to time, in whole or in part, outstanding Series A Term Preferred Stock, at a redemption price equal to the Liquidation Preference ($25 per share), plus an amount equal to all unpaid dividends and distributions accumulated to, but excluding, the Optional Redemption Date (whether or not earned or declared by us, but excluding interest thereon), which we refer to as the Optional Redemption Price.

Subject to the provisions of the Certificate of Designation and applicable law, our Board of Directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series A Term Preferred Stock will be redeemed from time to time.

We may not on any date deliver a notice of redemption to redeem any shares of Series A Term Preferred Stock pursuant to the optional redemption provisions described above unless on such date we have available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a value not less than the amount due to holders of shares of Series A Term Preferred Stock by reason of the redemption of such shares of Series A Term Preferred Stock, or Market Value, on such Optional Redemption Date.

Change of Control

If a Change of Control Triggering Event (as defined below) occurs with respect to the Series A Term Preferred Stock, unless we have exercised our option to redeem such Series A Term Preferred Stock as described above, we will be required to redeem all of the outstanding Series A Term Preferred Stock at a price equal to the Liquidation Preference ($25.00 per share), plus an amount equal to any accumulated and unpaid dividends up to, but excluding, the date of redemption, but without interest, which we refer to as the Change of Control Redemption Price.

For purposes of the foregoing discussion of the Change of Control Redemption, the following definitions are applicable:

“Change of Control Triggering Event” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of our assets and the assets of the our subsidiaries, taken as a whole, to any Person, other than us or one of our subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of our outstanding Voting Stock or other Voting Stock into which our Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) we consolidate with, or merge with or into, any Person, or any Person consolidates with, or merges with or into, us, in any such event pursuant to a transaction in which any of our outstanding Voting Stock or the Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of our Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction; (4) the first day on which a majority of the members of our Board of Directors are not Continuing Directors; or (5) the adoption of a plan relating to our liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control Triggering Event under clause (2) above if (i) we become a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of our Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Continuing Directors” means, as of any date of determination, any member of our Board of Directors who (A) was a member of our Board of Directors on the date the Series A Term Preferred Stock was originally issued or (B) was nominated for election, elected or appointed to our Board of Directors with the approval of a majority of the continuing directors who were members of our Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Voting Stock” means, with respect to any specified Person that is a corporation as of any date, the capital stock of such Person that is at the time entitled to vote generally in the election of the directors of such Person.

Redemption Procedures

We will file a notice of our intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If we shall determine or be required to redeem, in whole or in part, shares of Series A Term Preferred Stock, we will deliver a notice of redemption, or a Notice of Redemption, by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of such shares of Series A Term Preferred Stock to be redeemed, or request the Redemption and Paying Agent, on our behalf, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not more than 45 calendar days prior to the date fixed for redemption in such Notice of Redemption, which we refer to as the Redemption Date; provided, however, that, in the event of a Change of Control Redemption, the Notice of Redemption will, if mailed prior to the date of consummation of the Change of Control Triggering Event, state that the Change of Control Redemption is conditioned on the Change of Control Triggering Event occurring and, provided further, that if, by the date that is three Business Days prior to the date fixed for redemption in such Notice of Redemption, the Change of Control Triggering Event shall not have occurred, the Redemption Date shall be extended until a date that is no more than three Business Days after the date on which the Change of Control Triggering Event occurs. If fewer than all of the outstanding shares of Series A Term Preferred Stock are to be redeemed pursuant to either the Asset Coverage mandatory redemption provisions or the optional redemption provisions, the shares of Series A Term Preferred Stock to be redeemed will be selected either (1) pro rata among Series A Term Preferred Stock, (2) by lot or (3) in such other manner as our Board of Directors may determine to be fair and equitable. If fewer than all shares of Series A

Term Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of shares of Series A Term Preferred Stock to be redeemed from such holder or the method of determining such number. We may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Certificate of Designation that such redemption is subject to one or more conditions precedent and that we will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If we give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by us), we will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value at the time of deposit no less than the redemption price of the shares of Series A Term Preferred Stock to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of shares of Series A Term Preferred Stock called for redemption on the Redemption Date. Notwithstanding the foregoing, if the Redemption Date is the Mandatory Term Redemption Date, then such deposit of Deposit Securities will be made no later than 15 calendar days prior to the Mandatory Term Redemption Date.

Upon the date of the deposit of Deposit Securities by us for purposes of redemption of shares of Series A Term Preferred Stock, all rights of the holders of Series A Term Preferred Stock so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, the Mandatory Redemption Price (as defined below), the Optional Redemption Price (as defined below) or the Change of Control Redemption Price thereof, as applicable (any of the foregoing referred to in this prospectus supplement as the Redemption Price, and such shares of Series A Term Preferred Stock will no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends on such stock in accordance with the terms of the Series A Term Preferred Stock up to, but excluding, the applicable Redemption Date). We will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of shares of Series A Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to us, after which the holders of shares of Series A Term Preferred Stock so called for redemption shall look only to us for payment of the Redemption Price. We will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of shares of Series A Term Preferred Stock in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such shares of Series A Term Preferred Stock to us at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all shares of Series A Term Preferred Stock represented by such certificate(s), a new certificate representing shares of Series A Term Preferred Stock that were not redeemed.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of our legally available funds in accordance with the Certificate of Designation and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if we have failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series A Term Preferred Stock, dividends may be declared and paid on such shares of Series A Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such shares of Series A Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

We may, in our sole discretion and without a stockholder vote, modify the redemption procedures with respect to notification of redemption for the Series A Term Preferred Stock, provided that such modification does not materially and adversely affect the holders of Series A Term Preferred Stock or cause us to violate any applicable law, rule or regulation.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of the Series A Term Preferred Stock will be entitled to receive out of our assets available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment will be made in respect of the Common Stock, a liquidation distribution equal to the Liquidation Preference ($25 per share), plus an amount equal to all unpaid dividends and distributions accumulated to, but excluding, the date fixed for such distribution or payment (whether or not earned or declared by us, but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all Series A Term Preferred Stock, and any other outstanding shares of Preferred Stock, if any, will be insufficient to permit the payment in full to such holders of Series A Term Preferred Stock of the Liquidation Preference ($25 per share), plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of Preferred Stock, then the available assets will be distributed among the holders of such Series A Term Preferred Stock and such other series of Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of our affairs whether voluntary or involuntary, unless and until the Liquidation Preference ($25 per share) on each outstanding share of Series A Term Preferred Stock plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Series A Term Preferred Stock, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by us will be made by us in respect of, the Common Stock.

Neither the sale of all or substantially all of the property or business of the Company, nor the merger, consolidation or our reorganization into or with any other business or corporation, statutory trust or other entity, nor the merger, consolidation or reorganization of any other business or corporation, statutory trust or other entity into or with us will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Certificate of Designation.

Voting Rights

Except as otherwise provided in our Amended and Restated Certificate of Incorporation, the Certificate of Designation, or as otherwise required by applicable law, each holder of Series A Term Preferred Stock will be entitled to one vote for each share of Series A Term Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and the holders of outstanding shares of any Preferred Stock, including the Series A Term Preferred Stock, will vote together with holders of Common Stock as a single class. Under applicable rules of NASDAQ, we are currently required to hold annual meetings of stockholders.

In addition, the holders of outstanding shares of any Preferred Stock, including the Series A Term Preferred Stock, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of Common Stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors. The holders of outstanding shares of Common Stock and Preferred Stock, including Series A Term Preferred Stock, voting together as a single class, will elect the balance of our directors. Under our bylaws, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. One of the Preferred Directors will be up for election in 2012, and the other Preferred Director will be up for election in 2013.

In the event we owe accumulated dividends (whether or not earned or declared) on our Preferred Stock equal to at least two full years of dividends (and sufficient cash or securities have not been deposited a paying agent for the payment of the accumulated dividends) the number of directors constituting the board will be increased by the number of directors, which we refer to as the New Preferred Directors, that when added to the Preferred Directors will constitute a majority. We will then call a special meeting of stockholders to permit the election of the New Preferred Directors. The term of the New Preferred Directors will last for so long as we are in arrears on our dividends as described above. The ability of the holders of Preferred Stock to elect the New Preferred Directors will also terminate, subject to reinstatement, once we have a Dividend Payment Date on which we are no longer in arrears on our dividends to the extent described above.

Notwithstanding the foregoing, if: (1) at the close of business on any dividend payment date for dividends on any outstanding share of any Preferred Stock, including any outstanding shares of Series A Term Preferred Stock, accumulated dividends (whether or not earned or declared) on the shares of Preferred Stock, including the Series A Term Preferred Stock, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (2) at any time holders of any shares of Preferred Stock are entitled under the 1940 Act to elect a majority of our directors (a period when either of the foregoing conditions exists, a Voting Period), then the number of members constituting our Board of Directors will automatically be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of any Preferred Stock, including the Series A Term Preferred Stock, as described above, would constitute a majority of our Board of Directors as so increased by such smallest number; and the holders of the shares of Preferred Stock, including the Series A Term Preferred Stock, will be entitled as a class on a one-vote-per-share basis, to elect such additional directors. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the additional directors. If we thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Stock, including Series A Term Preferred Stock, for all past dividend periods, or the Voting Period is otherwise terminated, (1) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described herein, and (2) the terms of office of all of the additional directors so elected will terminate automatically. Any Preferred Stock, including Series A Term Preferred Stock, issued after the date hereof will vote with Series A Term Preferred Stock as a single class on the matters described above, and the issuance of any other Preferred Stock, including Series A Term Preferred Stock, by us may reduce the voting power of the holders of Series A Term Preferred Stock.

As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described above, we will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If we fail to call such a special meeting, it may be called at our expense by any such holder on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all our other securities and classes of capital stock), will be entitled to elect the number of additional directors prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Certificate of Designation, so long as any shares of Series A Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of shares of Series A Term Preferred Stock, voting as a separate class, amend, alter or repeal the provisions of the Amended and Restated Certificate of Incorporation or the Certificate of Designation, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series A Term Preferred Stock or the holders thereof; provided, however, that (i) a change in our capitalization as described under the heading “—Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of Series A Term Preferred Stock, and (ii) a division of a share of Series A Term Preferred Stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of Series A Term Preferred Stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Series A Term Preferred Stock of such series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such share of Series A Term Preferred Stock, or (ii) creates, alters or abolishes any right in respect of redemption of such Series A Term Preferred Stock (other than as a result of a division of such Series A Term Preferred Stock).

So long as any shares of Series A Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least 66 2/3% of the shares of Series A Term Preferred Stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and does not foresee becoming insolvent.

The affirmative vote of the holders of at least a “majority of the shares of Preferred Stock,” including the shares of Series A Term Preferred Stock outstanding at the time, voting as a separate class, will be required (i) to approve us ceasing to be, or to withdraw our election as, a business development company, or (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of Preferred Stock. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (a) 67% or more of such shares present at a meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy at such meeting, or (b) more than 50% of such outstanding shares, whichever is less.

For purposes of determining any rights of the holders of Series A Term Preferred Stock to vote on any matter, whether such right is created by the Certificate of Designation, by the provisions of the Amended and Restated Certificate of Incorporation, by statute or otherwise, no holder of Series A Term Preferred Stock will be entitled to vote any shares of Series A Term Preferred Stock and no share of Series A Term Preferred Stock will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Series A Term Preferred Stock will have been given in accordance with the Certificate of Designation, and the Redemption Price for the redemption of such shares of Series A Term Preferred Stock will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No shares of Series A Term Preferred Stock held by us will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Unless otherwise required by law or our Amended and Restated Certificate of Incorporation, holders of Series A Term Preferred Stock will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Certificate of Designation. The holders of shares of Series A Term Preferred Stock will have no rights to cumulative voting. In the event that we fail to declare or pay any dividends on Series A Term Preferred Stock, the exclusive remedy of the holders will be the right to vote for additional directors as discussed above; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the Certificate of Designation, pay dividends at the Default Rate as discussed above.

Issuance of Additional Preferred Stock

So long as any shares of Series A Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Section 18 of the 1940 Act, ranking on parity with the Series A Term Preferred Stock as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, in addition to then outstanding shares of Series A Term Preferred Stock, including additional series of Preferred Stock, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional Preferred Stock and to our receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have Asset Coverage of at least 200%.

Actions on Other than Business Days

Unless otherwise provided in the Certificate of Designation, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

The Board of Directors, without the vote of the holders of Series A Term Preferred Stock, may interpret, supplement or amend the provisions of the Certificate of Designation or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Stock.

Information Rights

During any period in which we are not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any shares of Series A Term Preferred Stock are outstanding, we will provide holders of Series A Term Preferred Stock, without cost, copies of annual reports and quarterly reports substantially similar to the reports on Form 10-K and Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject to such provisions or, alternatively, we will voluntarily file reports on Form 10-K and Form 10-Q as if we were subject to Section 13 or 15(d) of the Exchange Act.

UNDERWRITING

Subject to the terms and conditions set forth in the underwriting agreement to be dated on or about                 , 2012, between us and Jefferies & Company, Inc., as representative of the several underwriters, we have agreed to sell to the underwriters and the underwriters have severally agreed to purchase from us, the number of shares of Series A Term Preferred Stock indicated in the table below:

Number of Shares
Underwriters
Jefferies & Company, Inc.
Janney Montgomery Scott LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Wunderlich Securities, Inc.

Total	1,000,000

Jefferies & Company, Inc. is acting as sole book-running manager of this offering and as representative of the underwriters named above.

The underwriting agreement provides that the obligations of the several underwriters are subject to certain conditions precedent such as the receipt by the underwriters of officers’ certificates and legal opinions and approval of certain legal matters by their counsel. The underwriting agreement provides that the underwriters will purchase all of the shares of Series A Term Preferred Stock if any of them are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or, under certain circumstances, the underwriting agreement may be terminated. We have agreed to indemnify the underwriters and certain of their controlling persons against certain liabilities, including liabilities under the Securities Act, and to contribute to payments that the underwriters may be required to make in respect of those liabilities.

The underwriters have advised us, after the commencement of trading on NASDAQ, that they currently intend to make a market in the Series A Term Preferred Stock. Additionally, prior to the commencement of trading, the underwriters may make a market in the Series A Term Preferred Stock. However, the underwriters are not obligated to make such a market and may discontinue any market-making activities at any time without notice. No assurance can be given as to the liquidity of the trading market for the Series A Term Preferred Stock.

The underwriters are offering the shares of Series A Term Preferred Stock subject to their acceptance of the shares of Series A Term Preferred Stock from us and subject to prior sale. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part. In addition, the underwriters have advised us that they do not intend to confirm sales to any account over which they exercise discretionary authority.

Commission and Expenses

The underwriters have advised us that they propose to offer the shares of Series A Term Preferred Stock to the public at the initial public offering price set forth on the cover page of this prospectus supplement and to certain dealers at that price less a concession not in excess of $         per share of Series A Term Preferred Stock. The underwriters may allow, and certain dealers may reallow, a discount from the concession not in excess of $         per share of Series A Term Preferred Stock to certain brokers and dealers. After the offering, the initial public offering price, concession and reallowance to dealers may be reduced by the representatives. No such reduction will change the amount of proceeds to be received by us as set forth on the cover page of this prospectus supplement. The following table shows the public offering price, the underwriting discounts and commissions that we are to pay the underwriters and the proceeds, before expenses, to us in connection with this offering. Such amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of Series A Term Preferred Stock.

	PER SHARE		TOTAL
	WITHOUT OPTION TO PURCHASE ADDITIONAL SHARES	WITH OPTION TO PURCHASE ADDITIONAL SHARES	WITHOUT OPTION TO PURCHASE ADDITIONAL SHARES	WITH OPTION TO PURCHASE ADDITIONAL SHARES
Public Price Offering	$25.00	$25.00	$25,000,000	$28,750,000
Underwriting discounts and commissions paid by us	$1.00	$1.00	$1,000,000	$1,150,000
Proceeds to us, before expenses	$24.00	$24.00	$24,000,000	$27,600,000

We estimate that expenses payable by us in connection with this offering, other than underwriting discounts and commissions referred to above, will be approximately $375,000.

Listing

We have applied to list the Series A Term Preferred Stock on NASDAQ under the symbol “GAINP.” Trading of the Series A Term Preferred Stock on NASDAQ is expected to begin within 30 days after the date of initial delivery of the Series A Term Preferred Stock. Our common stock is traded on NASDAQ under the symbol “GAIN.”

Option to Purchase Additional Shares

We have granted to the underwriters an option, exercisable for 25 days from the date of this prospectus supplement, to purchase up to an aggregate of 150,000 additional shares of Series A Term Preferred Stock at the public offering price set forth on the cover page of this prospectus supplement, less underwriting discounts and commissions. If the underwriters exercise this option, each underwriter will be obligated, subject to specified conditions, to purchase a number of additional shares of Series A Term Preferred Stock proportionate to that underwriter’s initial purchase commitment as indicated in the table above. This option may be exercised only if the underwriters sell more shares of Series A Term Preferred Stock than the total number set forth in the table above.

No Sales of Similar Securities

We and our executive officers and directors have agreed that, for a period of 60 days after the date of this prospectus supplement and subject to certain exceptions, we will not, directly or indirectly, without the prior written consent of Jefferies & Company, Inc., (i) sell, offer to sell, contract to sell or lend any Series A Term Preferred Stock, Common Stock or Related Securities (as defined below); (ii) effect any short sale, or establish or increase any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or liquidate or decrease any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act) of any Series A Term Preferred Stock, Common Stock or Related Securities; (iii) pledge, hypothecate or grant any security interest in any Series A Term Preferred Stock, Common Stock or Related Securities; (iv) in any other way transfer or dispose of any Series A Term Preferred Stock or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of any Series A Term Preferred Stock, Common Stock or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any Series A Term Preferred Stock, Common Stock or Related Securities; (vii) file any registration statement under the Securities Act in respect of any Series A Term Preferred Stock, Common Stock or Related Securities (other than as contemplated by the underwriting agreement with respect to the Series A Term Preferred Stock); or (viii) publicly announce the intention to do any of the foregoing. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire Series A Term Preferred Stock or Common Stock or any securities exchangeable or exercisable for or convertible into Series A Term Preferred Stock or Common Stock, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Series A Term Preferred Stock or Common Stock.

This restriction terminates after the close of trading of our Common Stock on and including the 60 days after the date of this prospectus supplement. However, subject to certain exceptions, in the event that either:

■	during the last 17 days of the 60-day restricted period, we issue an earnings release or material news or a material event relating to us occurs, or

■	prior to the expiration of the 60-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 60-day restricted period,

then in either case the expiration of the 60-day restricted period will be extended until the expiration of the 18-day period beginning on the date of the issuance of an earnings release or the occurrence of the material news or event, as applicable, unless Jefferies & Company, Inc. waives, in writing, such an extension.

Jefferies & Company, Inc. may, in its sole discretion and at any time or from time to time before the termination of the 60-day period, without public notice, release all or any portion of the securities subject to lock-up agreements.

Stabilization

The underwriters have advised us that, pursuant to Regulation M under the Exchange Act as amended, certain persons participating in the offering may engage in transactions, including over-allotment, stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Series A Term Preferred Stock at a level above that which might otherwise prevail in the open market. Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position. Establishing short sales positions may involve either “covered” short sales or “naked” short sales.

“Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares of our Series A Term Preferred Stock in this offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares of our Series A Term Preferred Stock or purchasing shares of our Series A Term Preferred Stock in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the option to purchase additional shares.

“Naked” short sales are sales in excess of the option to purchase additional shares of our Series A Term Preferred Stock. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our Series a Term Preferred Stock in the open market after pricing that could adversely affect investors who purchase in this offering.

A stabilizing bid is a bid for the purchase of shares of Series A Term Preferred Stock on behalf of the underwriters for the purpose of fixing or maintaining the price of the Series A Term Preferred Stock. A syndicate covering transaction is the bid for or the purchase of shares of Series A Term Preferred Stock on behalf of the underwriters to reduce a short position incurred by the underwriters in connection with the offering. Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our Series A Term Preferred Stock or preventing or retarding a decline in the market price of our Series A Term Preferred Stock. As a result, the price of our Series A Term Preferred Stock may be higher than the price that might otherwise exist in the open market. A penalty bid is an arrangement permitting the underwriters to reclaim the selling concession otherwise accruing to a syndicate member in connection with the offering if the Series A Term Preferred Stock originally sold by such syndicate member are purchased in a syndicate covering transaction and therefore have not been effectively placed by such syndicate member. Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our Series A Term Preferred Stock. The underwriters are not obligated to engage in these activities and, if commenced, any of the activities may be discontinued at any time.

Electronic Distribution

A prospectus supplement in electronic format may be made available by e-mail or on the web sites or through online services maintained by one or more of the underwriters or their affiliates. In those cases, prospective investors may view offering terms online and may be allowed to place orders online. The underwriters may agree with us to allocate a specific number of shares of Series A Term Preferred Stock for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations. Other than the prospectus supplement in electronic format, the information on the underwriters’ web sites and any information contained in any other web site maintained by any of the underwriters is not part of this prospectus supplement, has not been approved and/or endorsed by us or the underwriters and should not be relied upon by investors.

Affiliations and Conflicts of Interest

The underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

In the ordinary course of their various business activities, the underwriters and certain of their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the account of their customers, and such investment and securities activities may involve our securities and/or instruments. The underwriters and certain of their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Settlement

We expect to deliver the shares of Series A Term Preferred Stock against payment for the Series A Term Preferred Stock on or about the date specified on the cover page of this prospectus supplement, which will be the fifth business day following the date of the pricing of the Series A Term Preferred Stock (such settlement being referred to as “T+5”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade shares of Series A Term Preferred Stock prior to the date that is three business days preceding the settlement date will be required, by virtue of the fact that the Series A Term Preferred Stock initially settle in T+5, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Series A Term Preferred Stock who wish to trade the Series A Term Preferred Stock during such period should consult their advisors.

TAX MATTERS

This discussion serves as a supplement to the discussion in the accompanying prospectus under the heading “Material U.S. Federal Income Tax Considerations.”

Gain or loss, if any, resulting from our redemption of the Series A Term Preferred Stock will generally be taxed as gain or loss from a sale or exchange of the Series A Term Preferred Stock rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in Gladstone Investment Corporation, (c) is substantially disproportionate with respect to the holder, or (d) with respect to non-corporate holders, is in partial liquidation of Gladstone Investment Corporation. For purposes of (a), (b) and (c) above, a holder’s ownership of our common stock will be taken into account.

A portion of the amount received by a holder on either the sale, or our redemption, of the Series A Term Preferred Stock may be characterized as dividend income to the extent it is attributable to declared but unpaid dividends.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of our assets is The Bank of New York Mellon Corp. The custodian’s address is: 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly owned subsidiary, Gladstone Business Investment, LLC, or Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility with Branch Banking and Trust Company and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare is 480 Washington Boulevard, Jersey City, New Jersey 07310, telephone number 1-877-296-3711. Computershare also maintains an internet website at www.computershare.com.

MISCELLANEOUS

To the extent that a holder of Series A Term Preferred Stock is directly or indirectly a beneficial owner of more than 10% of any class of our outstanding shares (meaning, for purposes of holders of Series A Term Preferred Stock, more than 10% of our outstanding Series A Term Preferred Stock), such 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Exchange Act (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of our equity securities (including the Series A Term Preferred Stock and Common Stock) within any six-month time period. Investors should consult with their own counsel to determine the applicability of these rules.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and are required to file reports, proxy statements and other information with the SEC. These documents may be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus supplement and in the accompanying prospectus about the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Company and the Preferred Stock may be found in our registration statement on Form N-2 (including the related amendments, exhibits and schedules) filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference in the registration statement and other information that we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters by Jones Day.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold. Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to our Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by making a written request for proxy voting information to:

Michael LiCalsi, Internal Counsel

c/o Gladstone Investment Corporation

1521 Westbranch Dr.

McLean, VA 22102

S-F-1

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(UNAUDITED)

	DECEMBER 31, 2011	MARCH 31, 2011
ASSETS
Investments at fair value
Control investments (Cost of $184,221 and $136,306, respectively)	$156,345	$104,062
Affiliate investments (Cost of $69,739 and $45,145, respectively)	61,183	34,556
Non-Control/Non-Affiliate investments (Cost of $9,664 and $15,741, respectively)	9,243	14,667

Total investments (Cost of $263,624 and $197,192, respectively)	226,771	153,285
Cash and cash equivalents	86,470	80,580
Restricted cash	1,960	4,499
Interest receivable	1,142	737
Due from custodian	722	859
Deferred financing fees	953	373
Prepaid assets	297	224
Other assets	306	552

TOTAL ASSETS	$318,621	$241,109

LIABILITIES
Borrowings at fair value
Short-term loan (Cost of $76,001 and $40,000, respectively)	$76,001	$40,000
Credit Facility (Cost of $29,300 and $0, respectively)	29,300	—

Total borrowings (Cost of $105,301 and $40,000, respectively)	105,301	40,000
Accounts payable and accrued expenses	491	201
Fees due to Adviser	187	499
Fee due to Administrator	183	171
Other liabilities	858	1,409

TOTAL LIABILITIES	107,020	42,280

NET ASSETS	$211,601	$198,829

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value per share, 100,000,000 shares authorized, 22,080,133 shares issued and outstanding at December 31, 2011 and March 31, 2011	$22	$22
Capital in excess of par value	257,192	257,192
Cumulative net unrealized depreciation on investments	(36,853)	(43,907)
Cumulative net unrealized depreciation on other	(56)	(76)
Undistributed net investment income	812	165
Accumulated net realized losses	(9,516)	(14,567)

TOTAL NET ASSETS	$211,601	$198,829

NET ASSET VALUE PER SHARE AT END OF PERIOD	$9.58	$9.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-2

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

(UNAUDITED)

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER 31,
	2011	2010	2011	2010
INVESTMENT INCOME
Interest income
Control investments	$3,515	$2,557	$9,075	$7,701
Affiliate investments	1,226	970	3,958	3,031
Non-Control/Non-Affiliate investments	343	391	1,148	1,175
Cash and cash equivalents	1	7	7	21

Total interest income	5,085	3,925	14,188	11,928
Other income
Control investments	25	6,812	1,201	10,358
Non-Control/Non-Affiliate investments	59	—	77	—

Total other income	84	6,812	1,278	10,358

Total investment income	5,169	10,737	15,466	22,286

EXPENSES
Loan servicing fee	811	634	2,204	2,124
Base management fee	329	343	1,008	846
Incentive fee	—	1,898	19	2,949
Administration fee	182	142	468	582
Interest expense	185	135	550	558
Amortization of deferred financing fees	106	116	321	383
Professional fees	139	84	453	306
Stockholder related costs	31	26	403	245
Other expenses	289	218	859	685

Expenses before credits from Adviser	2,072	3,596	6,285	8,678
Credits to fees from Adviser	(345)	(450)	(1,071)	(630)

Total expenses net of credits to fees	1,727	3,146	5,214	8,048

NET INVESTMENT INCOME	3,442	7,591	10,252	14,238

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized (loss) gain on investments	(105)	6,514	5,091	23,489
Net realized loss on other	—	—	(40)	—
Net unrealized appreciation (depreciation) on investments	1,769	1,026	7,053	(24,063)
Net unrealized appreciation (depreciation) on other	389	4	21	(21)

Net gain (loss) on investments and other	2,053	7,544	12,125	(595)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,495	$15,135	$22,377	$13,643

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE
Basic and diluted	$0.25	$0.69	$1.01	$0.62

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING
Basic and diluted	22,080,133	22,080,133	22,080,133	22,080,133

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-3

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

	NINE MONTHS ENDED DECEMBER 31,
	2011	2010
Operations:
Net investment income	$10,252	$14,238
Net realized gain on investments	5,091	23,489
Net realized loss on other	(40)	—
Net unrealized appreciation (depreciation) on investments	7,053	(24,063)
Net unrealized appreciation (depreciation) on other	21	(21)

Net increase in net assets from operations	22,377	13,643

Capital transactions:
Shelf offering registration costs, net	—	10

Distributions:
Distributions to stockholders	(9,605)	(7,949)

Total increase in net assets	12,772	5,704
Net assets at beginning of period	198,829	192,978

Net assets at end of period	$211,601	$198,682

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-4

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

	NINE MONTHS ENDED DECEMBER 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$22,377	$13,643
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Purchase of investments	(86,327)	(41,616)
Principal repayments on investments	16,953	61,774
Proceeds from sales of investments	8,032	35,010
Net realized gain on investments	(5,091)	(23,489)
Net realized loss on other	40	—
Net unrealized (appreciation) depreciation on investments	(7,053)	24,063
Net unrealized (appreciation) depreciation on other	(21)	21
Net amortization of premiums and discounts	—	6
Amortization of deferred financing fees	321	383
Decrease in restricted cash	2,539	—
(Increase) decrease in interest receivable	(405)	486
Decrease (increase) in due from custodian	137	(39,354)
Decrease (increase) in other assets	183	(5,009)
Increase (decrease) in accounts payable and accrued expenses	290	(42)
(Decrease) increase in fees due to Adviser	(312)	1,463
Increase (decrease) in administration fee payable to Administrator	12	(6)
(Decrease) increase in other liabilities	(551)	1,038

Net cash (used in) provided by operating activities	(48,876)	28,371

CASH FLOWS FROM FINANCING ACTIVITIES
Shelf offering registration proceeds	—	10
Proceeds from short-term loans	178,502	167,400
Repayments on short-term loans	(142,501)	(175,000)
Proceeds from Credit Facility	52,700	24,000
Repayments on Credit Facility	(23,400)	(43,800)
Purchase of derivatives	(29)	(41)
Deferred financing fees	(901)	(745)
Distributions paid to stockholders	(9,605)	(7,949)

Net cash provided by (used in) financing activities	54,766	(36,125)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,890	(7,754)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	80,580	87,717

CASH AND CASH EQUIVALENTS, END OF PERIOD	$86,470	$79,963

NON-CASH ACTIVITIES (A)	$—	$515

(A)

Non-cash activities for the nine months ended December 31, 2010, represent real property distributed to shareholders of A. Stucki Holding Corp. prior to its sale in June 2010. This property is included in the Company’s Condensed Consolidated Schedule of Investments under Neville Limited at March 31, 2011, and was sold during the three months ended December 31, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-5

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS

DECEMBER 31, 2011

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT SHARE AMOUNTS)

(UNAUDITED)

COMPANY (A)	INDUSTRY	INVESTMENT (B)	PRINCIPAL	COST	FAIR VALUE

CONTROL INVESTMENTS:
Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5%, Due 3/2015)	$14,500	$14,500	$14,500
		Preferred Stock (898,814 shares)(C)(F)		6,984	10,746
		Common Stock (418,072 shares)(C)(F)		1,045	1,084
		Common Stock Warrants (452,683 shares)(C)(F)		25	332

				22,554	26,662
ASH Holdings Corp.	Retail and Service—school buses and parts	Revolving Credit Facility, $342 available (3.0%, Due 3/2013)(G)	3,658	3,616	—
		Senior Subordinated Term Debt (2.0%, Due 3/2013)(G)	6,250	6,060	—
		Preferred Stock (4,644 shares)(C)(F)		2,500	—
		Common Stock (1 share) (C)(F)		—	—
		Common Stock Warrants (73,599 shares)(C)(F)		4	—

		Guaranty ($750)
				12,180	—
Country Club Enterprises, LLC	Service—golf cart distribution	Senior Subordinated Term Debt (14.0%, Due 11/2014)(G)	4,000	4,000	—
		Preferred Stock (7,304,792 shares)(C)(F)		7,725	—

		Guaranty ($3,998)
				11,725	—
Galaxy Tool Holding Corp.	Manufacturing—aerospace and plastics	Senior Subordinated Term Debt (13.5%, Due 8/2013)	5,220	5,220	5,220
		Preferred Stock (4,111,907 shares)(C)(F)		19,658	2,447
		Common Stock (48,093 shares)(C)(F)		48	—

				24,926	7,667
Mathey Investments, Inc.	Manufacturing—pipe-cutting and pipe-fitting equipment	Revolving Credit Facility, $1,750 available (10.0%, Due 3/2012)	—	—	—
		Senior Term Debt (10.0%, Due 3/2013)	2,375	2,375	2,375
		Senior Term Debt (12.0%, Due 3/2014)	3,727	3,727	3,727
		Senior Term Debt (2.5%, Due 3/2014)(E)	3,500	3,500	3,500
		Common Stock (29,102 shares)(C)(F)		777	269

				10,379	9,871
Mitchell Rubber Products, Inc.	Manufacturing—rubber compounds	Subordinated Term Debt (13.0%, Due 10/2016)(D)	13,560	13,560	13,645
		Preferred Stock (27,900 shares)(C)(F)		2,790	2,913
		Common Stock (27,900 shares)(C)(F)		28	1,142

				16,378	17,700
Precision Southeast, Inc.	Manufacturing—injection molding and plastics	Revolving Credit Facility, $251 available (7.5%, Due 02/2012)	749	749	749
		Senior Term Debt (14.0%, Due 12/2015)	7,775	7,775	7,775
		Preferred Stock (19,091 shares)(C)(F)		1,909	2,063
		Common Stock (90,909 shares)(C)(F)		91	289

				10,524	10,876
SBS, Industries, LLC	Manufacturing—specialty fasteners and threaded screw products	Revolving Credit Facility, $250 available (10.0%, Due 8/2013)	250	250	250
		Senior Term Debt (14.0%, Due 8/2016)	11,355	11,355	11,355
		Preferred Stock (19,935 shares)(C)(F)		1,994	2,047
		Common Stock (221,500 shares)(C)(F)		221	2,279

				13,820	15,931
SOG Specialty K&T, LLC	Manufacturing—specialty knives and tools	Senior Term Debt (13.3%, Due 8/2016)	6,200	6,200	6,200
		Senior Term Debt (14.8%, Due 8/2016)	12,199	12,199	12,199
		Preferred Stock (9,749 shares)(C)(F)		9,749	10,144

				28,148	28,543
Tread Corp.	Manufacturing—storage and transport equipment	Senior Subordinated Term Debt (12.5%, Due 5/2013)	7,750	7,750	7,750
		Preferred Stock (832,765 shares)(C)(F)		833	1,063
		Common Stock (129,067 shares)(C)(F)		1	544
		Common Stock Warrants (1,247,727 shares)(C)(F)		3	5,084

				8,587	14,441

S-F-6

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

DECEMBER 31, 2011

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT SHARE AMOUNTS)

(UNAUDITED)

COMPANY (A)	INDUSTRY	INVESTMENT (B)	PRINCIPAL	COST	FAIR VALUE

CONTROL INVESTMENTS (Continued):
Venyu Solutions, Inc.	Service—online servicing suite	Senior Subordinated Term Debt (11.3%, Due 10/2015)	$7,000	$7,000	$7,000
		Senior Subordinated Term Debt (14.0%, Due 10/2015)	12,000	12,000	12,000
		Preferred Stock (5,400 shares)(C)(F)		6,000	5,654

				25,000	24,654

Total Control Investments (represented 68.9% of total investments at fair value)				$184,221	$156,345

AFFILIATE INVESTMENTS:
Cavert II Holding Corp. (H)	Manufacturing—bailing wire	Senior Term Debt (10.0%, Due 4/2016)(D)(E)	$2,150	$2,150	$2,171
		Senior Subordinated Term Debt (13.0%, Due 4/2016)(D)	4,671	4,671	4,711
		Subordinated Term Debt (11.8%, Due 4/2016)(D)	5,700	5,700	5,736
		Preferred Stock (18,446 shares)(C)(F)		1,844	2,548

				14,365	15,166
Channel Technologies Group, LLC	Manufacturing—acoustic products	Revolving Credit Facility, $1,050 available (7.0%, Due 12/2012)(I)	200	200	200
		Senior Term Debt (8.3%, Due 12/2014)(I)	6,000	6,000	6,000
		Senior Term Debt (12.3%, Due 12/2016)(I)	10,750	10,750	10,750
		Preferred Stock (1,599 shares)(C)(F)(I)		1,599	1,599
		Common Stock (1,598,616 shares)(C)(F)(I)		—	—

				18,549	18,549
Danco Acquisition Corp.	Manufacturing—machining and sheet metal work	Revolving Credit Facility, $0 available (10.0%, Due 10/2012)(D)	1,500	1,500	1,350
		Senior Term Debt (10.0%, Due 10/2012)(D)	2,575	2,575	2,318
		Senior Term Debt (12.5%, Due 4/2013)(D)(E)	8,891	8,891	8,002
		Preferred Stock (25 shares)(C)(F)		2,500	—
		Common Stock Warrants (420 shares)(C)(F)		3	—

				15,469	11,670
Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Senior Term Debt (9.2%, Due 12/2012)(D)	7,227	7,227	4,698
		Senior Term Debt (10.5%, Due 12/2012)(D)	3,650	3,650	2,372
		Senior Term Debt (10.5%, Due 12/2012)(D)(E)	3,650	3,650	2,372
		Preferred Stock (1,075,000 shares)(C)(F)		1,750	3,707
		Common Stock (1,682,444 shares)(C)(F)		1,682	134

				17,959	13,283
Quench Holdings Corp.	Service—sales, installation and service of water coolers	Preferred Stock (388 shares)(C)(F)		2,950	2,515
		Common Stock (35,242 shares)(C)(F)		447	—

				3,397	2,515

Total Affiliate Investments (represented 27.0% of total investments at fair value)				$69,739	$61,183

NON-CONTROL/NON- AFFILIATE INVESTMENTS:
B-Dry, LLC	Service—basement waterproofer	Senior Term Debt (12.3%, Due 5/2014)(D)	6,494	6,494	6,364
		Senior Term Debt (12.3%, Due 5/2014)(D)	2,870	2,870	2,812
		Common Stock Warrants (55 shares)(C)(F)		300	67

				9,664	9,243

Total Non-Control/Non-Affiliate Investments (represented 4.1% of total investments at fair value)				$9,664	$9,243

TOTAL INVESTMENTS				$263,624	$226,771

S-F-7

(A)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(B)	Percentages represent the weighted average interest rates in effect at December 31, 2011, and due dates represent the contractual maturity date.

(C)	Security is non-income producing.

(D)	Fair value based primarily on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. at December 31, 2011.

(E)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt and before the senior subordinated debt.

(F)

Aggregates all shares of such class of stock owned by the Company without regard to specific series owned within such class, some series of which may or may not be voting shares or aggregates all warrants to purchase shares of such class of stock owned by the Company without regard to specific series of such class of stock such warrants allow the Company to purchase.

(G)	Debt security is on non-accrual status.

(H)

In April 2011, the Company sold its common equity investment, received partial redemption of its preferred stock and invested new subordinated debt in Cavert as part of a recapitalization. As a result of the recapitalization, Cavert was reclassified as an Affiliate investment during the three months ended June 30, 2011.

(I)

New proprietary portfolio investment valued at cost, as it was determined that the price paid by the Company during the three months ended December 31, 2011, best represents fair value as of December 31, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-8

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS

MARCH 31, 2011

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT SHARE AMOUNTS)

(UNAUDITED)

COMPANY (A)	INDUSTRY	INVESTMENT (B)	PRINCIPAL	COST	FAIR VALUE

CONTROL INVESTMENTS:
Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5%, Due 3/2012)	$14,500	$14,500	$14,500
		Senior Subordinated Term Debt (12.5%, Due 12/2011)	415	415	415
		Preferred Stock (898,814 shares)(D)(G)		6,984	4,991
		Common Stock (418,072 shares)(D)(G)		1,045	—
		Common Stock Warrants (452,683 shares)(D)(G)		24	—

				22,968	19,906
ASH Holdings Corp.	Retail and Service—school buses and parts	Revolving Credit Facility, $717 available (3.0%, Due 3/2013)(H)	3,283	3,241	—
		Senior Subordinated Term Debt (2.0%, Due 3/2013)(H)	6,250	6,060	—
		Preferred Stock (2,500 shares)(D)(G)		2,500	—
		Common Stock (1 share) (D)(G)		—	—
		Common Stock Warrants (73,599 shares)(D)(G)		4	—

		Guaranty ($750)
				11,805	—
Cavert II Holding Corp.	Manufacturing—bailing wire	Senior Term Debt (10.0%, Due 10/2012)(F)	2,650	2,650	2,650
		Senior Subordinated Term Debt (13.0%, Due 10/2014)	4,671	4,671	4,671
		Preferred Stock (41,102 shares)(D)(G)		4,110	5,354
		Common Stock (69,126 shares)(D)(G)		69	5,577

				11,500	18,252
Country Club Enterprises, LLC	Service—golf cart distribution	Senior Subordinated Term Debt (16.3%, Due 11/2014)(E)	8,000	8,000	7,560
		Preferred Stock (2,380,000 shares)(D)(G)		3,725	—

		Guaranty ($3,914)
				11,725	7,560
Galaxy Tool Holding Corp.	Manufacturing—aerospace and plastics	Senior Subordinated Term Debt (13.5%, Due 8/2013)	5,220	5,220	5,220
		Preferred Stock (4,111,907 shares)(D)(G)		19,658	1,439
		Common Stock (48,093 shares)(D)(G)		48	—

				24,926	6,659
Mathey Investments, Inc.	Manufacturing—pipe-cutting and pipe-fitting equipment	Revolving Credit Facility, $718 available (10.0%, Due 3/2012)(E)	1,032	1,032	1,022
		Senior Term Debt (10.0%, Due 3/2013)(E)	2,375	2,375	2,345
		Senior Term Debt (12.0%, Due 3/2014)(E)	3,727	3,727	3,643
		Senior Term Debt (2.5%, Due 3/2014)(E)(F)	3,500	3,500	3,421
		Common Stock (37 shares)(D)(G)		500	—
		Common Stock Warrants (21 shares)(D)(G)		277	—

				11,411	10,431
Neville Limited	Real Estate—investments	Common Stock (100 shares)(D)(G)		610	534
Precision Southeast, Inc.	Manufacturing—injection molding and plastics	Revolving Credit Facility, $251 available (7.5%, Due 12/2011)	749	749	749
		Senior Term Debt (14.0%, Due 12/2015)	7,775	7,775	7,775
		Preferred Stock (19,091 shares)(D)(G)		1,909	1,948
		Common Stock (90,909 shares)(D)(G)		91	305

				10,524	10,777
Tread Corp.	Manufacturing—storage and transport equipment	Senior Subordinated Term Debt (12.5%, Due 5/2013)(E)	5,000	5,000	4,931
		Preferred Stock (832,765 shares)(D)(G)		833	—
		Common Stock (129,067 shares)(D)(G)		1	—
		Common Stock Warrants (1,022,727 shares)(D)(G)		3	—

				5,837	4,931
Venyu Solutions, Inc.	Service—online servicing suite	Senior Subordinated Term Debt (11.3%, Due 10/2015)	7,000	7,000	7,000
		Senior Subordinated Term Debt (14.0%, Due 10/2015)	12,000	12,000	12,000
		Preferred Stock (5,400 shares)(D)(G)		6,000	6,012
				25,000	25,012

Total Control Investments (represented 67.9% of total investments at fair value)				$136,306	$104,062

S-F-9

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

MARCH 31, 2011

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT SHARE AMOUNTS)

(UNAUDITED)

COMPANY (A)	INDUSTRY	INVESTMENT (B)	PRINCIPAL	COST	FAIR VALUE

AFFILIATE INVESTMENTS:
Danco Acquisition Corp.	Manufacturing—machining and sheet metal work	Revolving Credit Facility, $400 available (10.0%, Due 10/2011)(E)	$1,100	$1,100	$1,084
		Senior Term Debt (10.0%, Due 10/2012)(E)	2,925	2,925	2,881
		Senior Term Debt (12.5%, Due 4/2013)(E)	8,961	8,961	8,781
		Preferred Stock (25 shares)(D)(G)		2,500	—
		Common Stock Warrants (420 shares)(D)(G)		2	—

				15,488	12,746
Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility, $300 available (4.3%, Due 6/2011)(E)	300	300	206
		Senior Term Debt (9.2%, Due 12/2012)(E)	7,227	7,227	4,951
		Senior Term Debt (10.5%, Due 12/2012)(E)	3,650	3,650	2,500
		Senior Term Debt (10.5%, Due 12/2012)(E)(F)	3,650	3,650	2,500
		Preferred Stock (1,075,000 shares)(D)(G)		1,750	3,026
		Common Stock (1,682,444 shares)(D)(G)		1,683	—

				18,260	13,183
Quench Holdings Corp.	Service—sales, installation and service of water coolers	Senior Subordinated Term Debt (10.0%, Due 8/2013)(E)	8,000	8,000	6,000
		Preferred Stock (388 shares)(D)(G)		2,950	2,627
		Common Stock (35,242 shares)(D)(G)		447	—

				11,397	8,627

Total Affiliate Investments (represented 22.5% of total investments at fair value)				$45,145	$34,556

NON-CONTROL/NON- AFFILIATE INVESTMENTS:
American Greetings Corporation	Manufacturing and design—greeting Cards	Senior Notes (7.4%, Due 6/2016)(C)	$3,043	$3,043	$3,073

B-Dry, LLC	Service—basement waterproofer	Senior Term Debt (11.0%, Due 5/2014)(E)	6,545	6,545	6,512
		Senior Term Debt (11.5%, Due 5/2014)(E)	3,050	3,050	3,035
		Common Stock Warrants (55 shares)(D)(G)		300	39

				9,895	9,586
Fifth Third Processing Solutions, LLC	Service—electronic payment processing	Senior Subordinated Term Debt (8.3%, Due 11/2017)(C)	500	495	509
Survey Sampling, LLC	Service—telecommunications-based sampling	Senior Term Debt (10.7%, Due 12/2012)(C)	2,306	2,308	1,499

Total Non-Control/Non-Affiliate Investments (represented 9.6% of total investments at fair value)				$15,741	$14,667

TOTAL INVESTMENTS				$197,192	$153,285

(A)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(B)	Percentages represent the weighted average interest rates in effect at March 31, 2011, and due dates represent the contractual maturity date.

(C)	Valued based on the indicative bid price on or near March 31, 2011, offered by the respective syndication agent’s trading desk or secondary desk.

(D)	Security is non-income producing.

(E)	Fair value based primarily on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. at March 31, 2011.

(F)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt and before the senior subordinated debt.

(G)

Aggregates all shares of such class of stock owned by the Company without regard to specific series owned within such class, some series of which may or may not be voting shares or aggregates all warrants to purchase shares of such class of stock owned by the Company without regard to specific series of such class of stock such warrants allow the Company to purchase.

(H)	Debt security is on non-accrual status.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-10

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

DECEMBER 31, 2011

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA AND

AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Investment Corporation (the “Company”) was incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005, and completed an initial public offering on June 22, 2005. The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to achieve a high level of current income and capital gains by investing in debt and equity securities of established private businesses in the United States.

Gladstone Business Investment, LLC (“Business Investment”), a wholly-owned subsidiary of the Company, was established on August 11, 2006 for the sole purpose of owning the Company’s portfolio of investments in connection with its line of credit. The financial statements of Business Investment are consolidated with those of the Company.

The Company is externally managed by Gladstone Management Corporation (the “Adviser”), an affiliate of the Company.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

Interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. The accompanying condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated. Under Article 6 of Regulation S-X under the Securities Act, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, the Company is not permitted to consolidate any portfolio company investments, including those in which the Company has a controlling interest. In the opinion of the Company’s management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The results of operations for the three and nine months ended December 31, 2011, are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2011, as filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2011.

The fiscal year-end Condensed Consolidated Statement of Assets and Liabilities was derived from audited financial statements but does not include all disclosures required by GAAP.

Investment Valuation Policy

The Company carries its investments at fair value to the extent that market quotations are readily available and reliable and otherwise at fair value as determined in good faith by the Company’s board of directors (the “Board of Directors”). In determining the fair value of the Company’s investments, the Adviser has established an investment

S-F-11

valuation policy (the “Policy”). The Policy has been approved by the Board of Directors, and each quarter the Board of Directors reviews whether the Adviser has applied the Policy consistently and votes whether to accept the recommended valuation of the Company’s investment portfolio.

The Company uses generally accepted valuation techniques to value its portfolio unless the Company has specific information about the value of an investment to determine otherwise. From time to time, the Company may accept an appraisal of a business in which the Company holds securities. These appraisals are expensive and occur infrequently, but provide a third-party valuation opinion that may differ in results, techniques and scope used to value the Company’s investments. When these specific third-party appraisals are obtained, the Company uses estimates of value provided by such appraisals and its own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value its investments.

The Policy, summarized below, applies to publicly traded securities, securities for which a limited market exists and securities for which no market exists.

Publicly traded securities: The Company determines the value of publicly traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that the Company owns restricted securities that are not freely tradable, but for which a public market otherwise exists, the Company will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature.

Securities for which a limited market exists: The Company values securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, the Company assesses trading activity in an asset class and evaluates variances in prices and other market insights to determine if any available quoted prices are reliable. If the Company concludes that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if a firm bid price is unavailable, the Company bases the value of the security upon the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that the Company uses the IBP as a basis for valuing the security, the Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

In the event these limited markets become illiquid to a degree that market prices are no longer readily available, the Company will value its syndicated loans using alternative methods, such as estimated net present values of the future cash flows or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, an alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, the Company considers multiple inputs, such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, the Company develops a modified discount rate approach that incorporates risk premiums including, among other things, increased probability of default, higher loss given default or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what the Company believes a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. The Company will apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

At March 31, 2011, the Company determined that the indicative bid prices were reliable indicators of fair value for its syndicate investments. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company determined that these valuation inputs were classified as Level 3 within the fair value hierarchy as defined in ASC 820. As of December 31, 2011, the Company had no syndicated investments.

S-F-12

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into three categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities and (C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities.

(A)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly traded on an established securities market, or for which a limited market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies in which the Company has no equity, or equity-like securities, are fair valued utilizing opinions of value submitted to the Company by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”). The Company may also submit paid-in-kind (“PIK”) interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received.

(B)	Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for the Company’s Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity or other equity-like securities) that are purchased together as part of a package, where the Company has control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale of the portfolio company. In accordance with ASC 820, the Company applies the in-use premise of value, which assumes the debt and equity securities are sold together. Under this liquidity waterfall approach, the Company first calculates the TEV of the issuer by incorporating some or all of the following factors:

■	the issuer’s ability to make payments;

■	the earnings of the issuer;

■	recent sales to third parties of similar securities;

■	the comparison to publicly traded securities; and

■	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, the Company may reference industry statistics and use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once the Company has estimated the TEV of the issuer, the Company will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities, which include all the debt securities, have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that the Company use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(C)

Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities: The Company values Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which the Company does not control or cannot gain control as of the measurement date, using a hypothetical secondary market as the Company’s principal market. In accordance with ASC 820, the Company determines its fair value of these debt securities of non-control investments assuming the sale of an individual debt security using the in-exchange premise of value. As such, the Company estimates the fair value of the debt component using estimates of value provided by SPSE and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which the Company does not control or cannot gain control as of the measurement date, the Company estimates the fair value of the equity using the in-exchange premise of value based on factors such as the overall value of the issuer, the relative fair value of other units of account including debt, or other relative value approaches. Consideration is also given to capital

S-F-13

structure and other contractual obligations that may impact the fair value of the equity. Furthermore, the Company may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in absence of other observable market data, its own assumptions.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Refer to Note 3 below for additional information regarding fair value measurements and the Company’s application of ASC 820.

Interest Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs, the accretion of discounts and the amortization of amendment fees, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if the Company’s qualitative assessment indicates that the debtor is unable to service its debt or other obligations, the Company will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, the Company remains contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectable. At December 31, 2011, ASH Holdings Corp. (“ASH”) and Country Club Enterprises, LLC (“CCE”) were on non-accrual. These non-accrual loans had an aggregate cost basis of $13.7 million, or 7.3% of the cost basis of debt investments in the Company’s portfolio, and an aggregate fair value of $0. At March 31, 2011, ASH was on non-accrual with a debt cost basis of $9.3 million, or 6.7% of the cost basis of debt investments in the Company’s portfolio, and a fair value of $0.

The Company did not hold any loans in its portfolio that contained a PIK provision during the three months ended December 31, 2011; however, during the nine months ended December 31, 2011, the Company recorded PIK income of $7. PIK interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash. The sole loan which had a PIK provision was paid off, at par, during the quarter ended September 30, 2011. The Company did not record any PIK income during the three or nine months ended December 31, 2010.

Other Income Recognition

The Company records success fees upon receipt. Success fees are contractually due upon a change of control in a portfolio company and are recorded in Other income in the accompanying Condensed Consolidated Statements of Operations. During the three and nine months ended December, 31, 2011, the Company recorded success fees of $0 and $0.4 million, respectively, representing prepayments received from Mathey Investments, Inc. (“Mathey”) and Cavert II Holding Corp. (“Cavert”). During the three and nine months ended December 31, 2010, the Company recorded success fees of $2.7 million and $5.4 million, respectively; $1.2 million of which was due to aggregate prepayments received from Mathey and Cavert, and $4.2 million of which resulted from the exits and payoffs of A. Stucki Holding Corp. (“A. Stucki”) and Chase II Holding Corp. (“Chase”).

Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and if the Company has the option to collect such amounts in cash, and it is recorded in Other income in the accompanying Condensed Consolidated Statements of Operations. The Company did not record any dividend

S-F-14

income during the three months ended December 31, 2011; however, during the nine months ended December 31, 2011, the Company recorded and collected $0.7 million of dividends on accrued preferred shares in connection with the recapitalization of Cavert. During the quarter ended December 31, 2010, the Company recorded and collected $4.0 million of dividends accrued on preferred shares of Chase. During the nine months ended December 31, 2010, the Company also recorded and collected $0.3 million of dividends on preferred shares of A. Stucki and accrued and received a special dividend of property valued at $0.5 million in connection with the A. Stucki sale.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs,” (“ASU 2011-04”) which results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The Company is currently assessing the potential impact that the adoption of ASU 2011-04 may have on the Company’s financial position and results of operations.

NOTE 3. INVESTMENTS

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•

Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•

Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the asset or liability and can include the Company’s own assumptions based upon the best available information.

As of December 31 and March 31, 2011, all of the Company’s investments were valued using Level 3 inputs. The Company transfers investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the nine months ended December 31, 2011 and 2010, there were no transfers in or out of Level 3.

S-F-15

The following table presents the financial assets carried at fair value as of December 31, 2011, by caption on the accompanying Condensed Consolidated Statements of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	AS OF DECEMBER 31, 2011
	LEVEL 1	LEVEL 3	TOTAL FAIR VALUE REPORTED IN CONDENSED CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Control Investments
Senior term debt	$—	$48,131	$48,131
Senior subordinated term debt	—	60,115	60,115
Preferred equity	—	37,076	37,076
Common equity/equivalents	—	11,023	11,023

Total Control investments	—	156,345	156,345
Affiliate Investments
Senior term debt	—	40,234	40,234
Senior subordinated term debt	—	10,447	10,447
Preferred equity	—	10,368	10,368
Common equity/equivalents	—	134	134

Total Affiliate investments	—	61,183	61,183
Non-Control/Non-Affiliate Investments
Senior term debt	—	9,176	9,176
Common equity/equivalents	—	67	67

Total Non-Control/Non-Affiliate Investments	—	9,243	9,243

Total Investments	$—	$226,771	$226,771
Cash Equivalents	85,001	—	85,001

Total Investments and Cash Equivalents at fair value	$85,001	$226,771	$311,772

S-F-16

The following table presents the financial assets carried at fair value as of March 31, 2011, by caption on the accompanying Condensed Consolidated Statements of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820 that was used to value the Company’s assets:

	AS OF MARCH 31, 2011
	LEVEL 1	LEVEL 3	TOTAL FAIR VALUE REPORTED IN CONDENSED CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Control Investments
Senior term debt	$—	$21,605	$21,605
Senior subordinated term debt	—	56,297	56,297
Preferred equity	—	19,745	19,745
Common equity/equivalents	—	6,415	6,415

Total Control investments	—	104,062	104,062
Affiliate Investments
Senior term debt	—	22,903	22,903
Senior subordinated term debt	—	6,000	6,000
Preferred equity	—	5,653	5,653

Total Affiliate investments	—	34,556	34,556
Non-Control/Non-Affiliate Investments
Senior term debt	—	14,119	14,119
Senior subordinated term debt	—	509	509
Common equity/equivalents	—	39	39

Total Non-Control/Non-Affiliate Investments	—	14,667	14,667

Total Investments	$—	$153,285	$153,285
Cash Equivalents	60,000	—	60,000

Total Investments and Cash Equivalents at fair value	$60,000	$153,285	$213,285

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide a roll-forward in the changes in fair value, broken out by major security type, during the three and nine months ended December 31, 2011 and 2010 for all investments for which the Company determines fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (that is, components that are actively quoted and can be validated to external sources). In these cases, the Company categorizes all of the inputs as the lowest level input

S-F-17

within the hierarchy. Accordingly, the gains and losses in the tables below include changes in fair value, due in part to observable factors that are part of the valuation methodology.

Fair value measurements using significant unobservable inputs (Level 3)

Periods ended December 31, 2011:

	SENIOR TERM DEBT	SENIOR SUBORDINATED TERM DEBT	PREFERRED EQUITY	COMMON EQUITY/ EQUIVALENTS	TOTAL
Three months ended December 31, 2011:
Fair value as of September 30, 2011	$85,075	$80,085	$47,452	$5,444	$218,056
Net realized losses (A)	—	—	—	(105)	(105)
Net unrealized (depreciation) appreciation (B)	(1,521)	2,477	(5,606)	6,328	1,678
Reversal of previously-recorded depreciation upon realization (B)	30	—	—	61	91
Issuances/Originations (C)	17,350	—	1,599	—	18,949
Sales (D)	—	—	—	(505)	(505)
Settlements/Repayments (E)	(3,393)	(8,000)	—	—	(11,393)
Transfers (F)	—	(4,000)	4,000	—	—

Fair value as of December 31, 2011	$97,541	$70,562	$47,445	$11,223	$226,771

Nine months ended December 31, 2011:
Fair value as of March 31, 2011	$58,627	$62,806	$25,398	$6,454	$153,285
Net realized (losses) gains (A)	(1)	5	—	5,087	5,091
Net unrealized (depreciation) appreciation (B)	(734)	(1,705)	4,868	10,645	13,074
Reversal of previously-recorded depreciation (appreciation) upon realization (B)	126	(14)	(686)	(5,447)	(6,021)
Issuances/Originations (C)	47,561	22,385	16,131	250	86,327
Sales (D)	—	—	(2,266)	(5,766)	(8,032)
Settlements/Repayments (E)	(8,038)	(8,915)	—	—	(16,953)
Transfers (F)	—	(4,000)	4,000	—	—

Fair value as of December 31, 2011	$97,541	$70,562	$47,445	$11,223	$226,771

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Periods ended December 31, 2010:

	SENIOR TERM DEBT	SENIOR SUBORDINATED TERM DEBT	PREFERRED EQUITY	COMMON EQUITY/ EQUIVALENTS	TOTAL
Three months ended December 31, 2010:
Fair value as of September 30, 2010	$64,826	$50,481	$19,356	$6,951	$141,614
Net realized gains (A)	—	—	—	6,514	6,514
Net unrealized appreciation (depreciation) (B)	53	(2,456)	8,440	(567)	5,470
Reversal of previously-recorded appreciation upon realization (B)	—	—	(3,780)	(664)	(4,444)
Issuances/Originations (C)	8,431	20,191	7,909	91	36,622
Sales (D)	—	—	(6,961)	(6,575)	(13,536)
Settlements/Repayments (E)	(14,962)	(6,168)	—	—	(21,130

Fair value as of December 31, 2010	$58,348	$62,048	$24,964	$5,750	$151,110

Nine months ended December 31, 2010:
Fair value as of March 31, 2010	$94,359	$71,112	$20,425	$20,962	$206,858
Net realized gains (A)	18	—	—	23,471	23,489
Net unrealized appreciation (depreciation) (B)	1,484	(2,154)	(3,728)	2,203	(2,195)
Reversal of previously-recorded appreciation upon realization (B)	(19)	—	(3,923)	(17,926)	(21,868)
Issuances/Originations (C)	8,431	21,245	11,238	702	41,616
Sales (D)	—	—	(11,348)	(23,662)	(35,010)
Settlements/Repayments (E)	(45,925)	(15,855)	—	—	(61,780)
Transfers (G)	—	(12,300)	12,300	—	—

Fair value as of December 31, 2010	$58,348	$62,048	$24,964	$5,750	$151,110

(A)	Included in Net realized (loss) gain on investments on the accompanying Condensed Consolidated Statement of Operations for the periods ended December 31, 2011 and 2010.
(B)	Included in Net unrealized appreciation (depreciation) on investments on the accompanying Condensed Consolidated Statement of Operations for the periods ended December 31, 2011 and 2010.
(C)	Includes PIK and other non-cash disbursements to portfolio companies.
(D)	Included in Net realized gains (losses) and Sales are post-closing adjustments recorded in the current period related to exits from prior periods.
(E)	Includes amortization of premiums and discounts and other cost-basis adjustments.
(F)	Transfer represents $4.0 million of senior subordinated term debt of CCE, at cost as of September 30, 2011, that was converted to preferred equity during the quarter ended December 31, 2011.
(G)

Transfer represents $12.3 million of senior subordinated term debt of Galaxy Tool Holding Corp., at cost as of June 30, 2010, that was converted to preferred and common equity during the quarter ended December 31, 2010.

Non-Proprietary Investment Activity

Non-proprietary investments are investments that were not originated by the Company. During the nine months ended December 31, 2011, the Company received full repayment of its non-proprietary loans to Fifth Third Processing Solutions, LLC, Survey Sampling, LLC, and American Greetings Corporation (“AMG”), resulting in aggregate gross proceeds of approximately $5.8 million and a minimal realized gain. As of December 31, 2011, the Company no longer holds any non-proprietary loans in its investment portfolio.

S-F-19

Proprietary Investment Activity

During the nine months ended December 31, 2011, the following significant transactions occurred:

■

In April 2011, the Company recapitalized its investment in Cavert, from which the Company received gross cash proceeds of $5.6 million from the sale of its common equity, resulting in a realized gain of $5.5 million, $2.3 million in a partial redemption of its preferred stock and $0.7 million in preferred dividends. At the same time, the Company invested $5.7 million in new subordinated debt in Cavert. Cavert was reclassified from a Control investment to an Affiliate investment during the three months ended June 30, 2011.

■

In April 2011, the Company invested $16.4 million in a new Control investment, Mitchell Rubber Products, Inc. (“Mitchell”), consisting of subordinated debt and preferred and common equity. Mitchell, headquartered in Mira Loma, California, develops, mixes and molds rubber compounds for specialized applications in the non-tire rubber market.

■

In August 2011, the Company invested $28.1 million in a new Control investment, SOG Specialty Knives and Tools, LLC (“SOG”), consisting of senior debt and preferred equity. SOG, headquartered in Lynnwood, Washington, designs and produces specialty knives and tools for the hunting/outdoors, military/law enforcement and industrial markets.

■

In September 2011, the Company invested $13.8 million in a new Control investment, SBS Industries, Inc. (“SBS”), consisting of senior debt and preferred and common equity. SBS, headquartered in Tulsa, Oklahoma, is a manufacturer and value-added distributor of special fasteners and threaded screw products.

■

In October 2011, the Company received full repayment of its senior subordinated term loan to Quench Holdings Corp. (“Quench”), resulting in gross proceeds of $8.0 million. The Company still holds preferred and common equity in Quench.

■

In November 2011, the Company sold Neville Limited (“Neville”) for gross proceeds of approximately $0.3 million, recognizing a realized loss of $0.3 million on the sale. Neville was property the Company received in connection with the A. Stucki sale in June 2010.

■

In December 2011, the Company restructured its investment in CCE, converting $4.0 million of senior subordinated debt into preferred shares of CCE in a non-cash transaction. The Company also received additional preferred shares as consideration for past-due interest and other receivables owed from CCE.

■

In December 2011, the Company invested $19.6 million in a new Affiliate investment, Channel Technologies Group, LLC (“Channel Technologies”), consisting of senior debt and preferred and common equity. Channel Technologies, headquartered in Santa Barbara, California, designs and manufactures products used in military, commercial and medical applications.

Investment Concentrations

Approximately 43.0% of the aggregate fair value of the Company’s investment portfolio at December 31, 2011, was comprised of senior term debt, 31.1% was comprised of subordinated term debt and 25.9% was comprised of preferred and common equity securities or their equivalents. At December 31, 2011, the Company had investments in 17 portfolio companies with an aggregate fair value of $226.8 million, of which SOG, Acme Cryogenics, Inc. (“Acme”) and Venyu Solutions, Inc. (“Venyu”), collectively, comprised approximately $79.9 million, or 35.2% of the Company’s total investment portfolio, at fair value. The following table outlines the Company’s investments by security type at December 31 and March 31, 2011:

	DECEMBER 31, 2011		MARCH 31, 2011
	COST	FAIR VALUE	COST	FAIR VALUE
Senior term debt	$104,088	$97,541	$64,566	$58,627
Senior subordinated term debt	84,077	70,562	74,602	62,806
Preferred equity	70,784	47,444	52,922	25,398
Common equity/Equivalents	4,675	11,224	5,102	6,454

Total Investments	$263,624	$226,771	$197,192	$153,285

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Investments at fair value consisted of the following industry classifications at December 31 and March 31, 2011:

	DECEMBER 31, 2011		MARCH 31, 2011
	FAIR VALUE	PERCENTAGE OF TOTAL INVESTMENTS	FAIR VALUE	PERCENTAGE OF TOTAL INVESTMENTS
Chemicals, Plastics and Rubber	$44,362	19.5%	$19,906	13.0%
Diversified/Conglomerate Manufacturing	30,219	13.3	12,746	8.3
Leisure, Amusement, Motion Pictures, Entertainment	28,543	12.6	—	—
Containers, Packaging and Glass	26,042	11.5	29,029	19.0
Machinery (Non-Agriculture, Non-Construction and Non-Electronic)	25,802	11.4	10,431	6.8
Electronics	24,654	10.9	25,012	16.3
Oil and Gas	14,441	6.4	4,931	3.2
Cargo Transport	13,283	5.8	13,183	8.6
Buildings and Real Estate	9,243	4.1	10,120	6.6
Aerospace and Defense	7,667	3.4	6,659	4.4
Home and Office Furnishings, Housewares and Durable Consumer Products	2,515	1.1	8,627	5.6
Telecommunications	—	—	1,499	1.0
Printing and Publishing	—	—	3,073	2.0
Automobile	—	—	7,560	4.9
Diversified Conglomerate Service	—	—	509	0.3

Total Investments	$226,771	100.0%	$153,285	100.0%

The investments, at fair value, were included in the following geographic regions of the United States at December 31 and March 31, 2011:

	DECEMBER 31, 2011		MARCH 31, 2011
	FAIR VALUE	PERCENTAGE OF TOTAL INVESTMENTS	FAIR VALUE	PERCENTAGE OF TOTAL INVESTMENTS
South	$131,166	57.8%	$92,172	60.1%
West	58,761	25.9	12,746	8.3
Northeast	29,177	12.9	38,126	24.9
Midwest	7,667	3.4	10,241	6.7

Total Investments	$226,771	100.0%	$153,285	100.0%

The geographic region reflects the location of the headquarters of the Company’s portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

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Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of the Company’s investment portfolio by fiscal year, assuming no voluntary prepayments, at December 31, 2011:

		AMOUNT
For the remaining three months ending March 31:	2012	$776
For the fiscal year ending March 31:	2013	31,602
	2014	29,772
	2015	32,886
	2016	26,775
	Thereafter	66,585

	Total contractual repayments	$188,396
	Investments in equity securities	75,459
	Adjustments to cost basis on debt securities	(231)

	Total cost basis of investments held at December 31, 2011:	$263,624

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs incurred on behalf of portfolio companies and are included in Other assets on the accompanying Condensed Consolidated Statements of Assets and Liabilities. The Company maintains an allowance for uncollectible receivables from portfolio companies, which is determined based on historical experience and management’s expectations of future losses. The Company charges the accounts receivable to the established provision when collection efforts have been exhausted and the receivables are deemed uncollectible. As of December 31 and March 31, 2011, the Company had gross receivables from portfolio companies of $0.2 million and $0.5 million, respectively. The allowance for uncollectible receivables was $0 and $0.1 million at December 31 and March 31, 2011, respectively.

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

The Company has entered into an investment advisory and management agreement with the Adviser (the “Advisory Agreement”), which is controlled by the Company’s chairman and chief executive officer. In accordance with the Advisory Agreement, the Company pays the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee. On July 12, 2011, the Board of Directors approved the renewal of the Advisory Agreement through August 31, 2012.

S-F-22

The following table summarizes the management fees, incentive fees and associated credits reflected in the accompanying Condensed Consolidated Statements of Operations:

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER 31,
	2011	2010	2011	2010
Average total assets subject to base management fee (A)	$228,000	$195,400	$214,133	$198,000
Multiplied by prorated annual base management fee of 2%	0.5%	0.5%	1.5%	1.5%

Gross base management fee	1,140	977	3,212	2,970
Reduction for loan servicing fees (B)	(811)	(634)	(2,204)	(2,124)

Base management fee (B)	$329	$343	$1,008	$846

Credits to base management fee from Adviser:
Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5%	$—	$—	$—	$(15)
Credit for fees received by Adviser from the portfolio companies	(291)	(450)	(1,017)	(615)
Credit to base management fee from Adviser	(291)	(450)	(1,017)	(630)
Net base management fee	$38	$(107)	$(9)	$216

Gross incentive fee (B)	$—	$1,898	$19	$2,949
Credit from waiver issued by Adviser’s board of directors (C)	(54)	—	(54)	—

Net incentive fee	$(54)	$1,898	$(35)	$2,949

Total credits to fees:
Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5%	$—	$—	$—	$(15)
Credit for fees received by Adviser from the portfolio companies	(291)	(450)	(1,017)	(615)
Incentive fee credit	(54)	—	(54)	—

Credit to fees from Adviser (B)	$(345)	$(450)	$(1,071)	$(630)

(A)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(B)	Reflected, in total, as a line item on the Condensed Consolidated Statement of Operations.
(C)

The credit to the incentive fee for the three months ended December 31, 2011, is due to a payment of the incentive fee during the three months ended June 30, 2010, in relation to the dividend income recognized based on a best-efforts valuation of Neville, the property received in connection with the A. Stucki sale in June 2010. This property was sold during November 2011, resulting in an exit at a lower amount than the dividend recognized during the three months ended June 30, 2010. The Adviser determined to retroactively apply the exit value to the incentive fee calculation for the three months ended June 30, 2010, resulting in an additional credit of $54, which was recorded during the three months ended December 31, 2011.

Base Management Fee

The base management fee is payable quarterly and assessed at an annual rate of 2.0%, computed on the basis of the value of the Company’s average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any cash or cash equivalents resulting from borrowings. In addition, the following three items are adjustments to the base management fee calculation.

■	Loan Servicing Fees

The Adviser also services the loans held by Business Investment, in return for which it receives a 2.0% annual fee, based on the monthly aggregate outstanding balance of loans pledged under the Company’s line of credit. Since the Company owns these loans, all loan servicing fees paid to the Adviser are treated as reductions directly against the 2.0% base management fee under the Advisory Agreement.

S-F-23

■	Senior Syndicated Loan Fee Waiver

The Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations, for the nine months ended December 31, 2011 and 2010, to the extent applicable.

■	Portfolio Company Fees

Under the Advisory Agreement, the Adviser has also provided, and continues to provide, managerial assistance and other services to the Company’s portfolio companies and may receive fees for services other than managerial assistance. 50% of certain of these fees and 100% of other fees are credited against the base management fee that the Company would otherwise be required to pay to the Adviser.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if the Company’s quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of the Company’s net assets (the “hurdle rate”). The Company will pay the Adviser an income-based incentive fee with respect to the Company’s pre-incentive fee net investment income in each calendar quarter as follows:

■	no incentive fee in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

■

100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

■	20% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The Company’s Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the income-based incentive fee during the three months ended December 31, 2011, related to the Neville sale as described above.

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20% of the Company’s realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company’s inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since the Company’s inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since the Company’s inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for the Company’s calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Company’s portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of the Company’s portfolio in all prior years. No capital gains-based incentive fee has been recorded for the Company from its inception through December 31, 2011, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, the Company did not accrue a capital gains-based incentive fee. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative

S-F-24

unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains-based incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded for the Company from its inception through December 31, 2011.

As a BDC, the Company makes available significant managerial assistance to its portfolio companies and provides other services to such portfolio companies. Although neither the Company nor its Adviser receive fees in connection with managerial assistance, the Adviser provides other services to the Company’s portfolio companies and receives fees for these services.

Administration Agreement

The Company has entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of the Adviser, whereby it pays separately for administrative services. The Administration Agreement provides for payments equal to the Company’s allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and the salaries and benefits expenses of the Company’s chief financial officer, chief compliance officer, treasurer, internal counsel and their respective staffs. The Company’s allocable portion of administrative expenses is generally derived by multiplying the Administrator’s total allocable expenses by the percentage of the Company’s total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. On July 12, 2011, the Board of Directors approved the renewal of the Administration Agreement through August 31, 2012.

Related Party Fees Due

Amounts due to related parties on the accompanying Condensed Consolidated Statements of Assets and Liabilities were as follows:

	AS OF DECEMBER 31, 2011	AS OF MARCH 31, 2011
Base management fee due to Adviser	$38	$341
Loan servicing fee due to Adviser	201	157
Incentive fee credit due from Adviser	(54)	—
Other	2	1

Total fees due to Adviser	187	499
Fee due to Administrator	183	171

Total related party fees due	$370	$670

NOTE 5. BORROWINGS

Line of Credit

On April 14, 2009, the Company, through its wholly-owned subsidiary, Business Investment, entered into a second amended and restated credit agreement providing for a $50.0 million revolving line of credit (the “Credit Facility”) arranged by Branch Banking and Trust Company (“BB&T”) as administrative agent. Key Equipment Finance Inc. also joined the Credit Facility as a committed lender.

On April 13, 2010, the Company entered into a third amended and restated credit agreement which extended the maturity date of the Credit Facility to April 13, 2012. Advances under the Credit Facility generally bear interest at the 30-day London Interbank

S-F-25

Offered Rate (“LIBOR”) (subject to a minimum rate of 2.0%), plus 4.5% per annum, with a commitment fee of 0.50% per annum on undrawn amounts when advances outstanding are above 50.0% of the commitment and 1.0% on undrawn amounts if the advances outstanding are below 50.0% of the commitment.

On October 26, 2011, the Company entered into a fourth amended and restated credit agreement to increase the commitment amount under the Credit Facility to $60 million. Subject to certain terms and conditions, the Credit Facility may be expanded up to a total of $175 million through the addition of other committed lenders to the facility. The Credit Facility matures on October 25, 2014 (the “Maturity Date”), and, if not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before October 25, 2015 (one year after the Maturity Date). Advances under the Credit Facility will generally bear interest at 30-day LIBOR, plus 3.75% per annum, with an unused fee of 0.50% on undrawn amounts. There are two one-year extension options, to be agreed upon by all parties, which may be exercised on or before October 26, 2012 and October 26, 2013, as applicable.

The following tables summarize noteworthy information related to the Company’s Credit Facility:

	AS OF DECEMBER 31, 2011	AS OF MARCH 31, 2011
Commitment amount	$60,000	$50,000
Borrowings outstanding at cost	29,300	—
Availability	28,449	33,866

	FOR THE THREE MONTHS ENDED DECEMBER 31,		FOR THE NINE MONTHS ENDED DECEMBER 31,
	2011	2010	2011	2010
Weighted average borrowings outstanding	$7,591	$348	$4,852	$3,821
Effective interest rate (A)	9.2%	154.0%	14.4%	18.9%
Commitment (unused) fees incurred	$77	$127	$314	$350

(A)	Excludes the impact of deferred financing fees.

Interest is payable monthly during the term of the Credit Facility. Available borrowings are subject to various constraints imposed under the Credit Facility, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with The Bank of New York Mellon Trust Company, N.A as custodian. BB&T is also the trustee of the account and once a month remits the collected funds to the Company.

The Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict certain material changes to the Company’s credit and collection policies without the lenders’ consent. The Credit Facility also limits payments on distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2011, 2012, 2013 and 2014. Business Investment is also subject to certain limitations on the type of loan investments it can apply toward availability credit in the borrowing base, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. The Credit Facility further requires Business Investment to comply with other financial and operational covenants, which obligate Business Investment to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, the Company is subject to a performance guaranty that requires the Company to maintain (i) a minimum net worth of $155.0 million plus 50.0% of all equity and

S-F-26

subordinated debt raised after October 26, 2011, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) its status as a BDC under the 1940 Act and as a RIC under the Code. As of December 31, 2011, the Company was in compliance with all covenants.

Short-Term Loan

Consistent with prior quarter ends to maintain the Company’s status as a RIC, the Company purchased $85.0 million of short-term United States Treasury Bills (“T-Bills”) through Jefferies & Company, Inc. (“Jefferies”) on December 28, 2011. As these T-Bills have a maturity of less than three months, the Company considers them to be cash equivalents and includes them in Cash and cash equivalents on the accompanying Condensed Consolidated Statement of Assets and Liabilities as of December 31, 2011. The T-Bills were purchased using $9.0 million in funds drawn on the Credit Facility and the proceeds from a $76.0 million short-term loan from Jefferies, with an effective annual interest rate of approximately 0.65%. On January 5, 2012, when the T-Bills matured, the Company repaid the $76.0 million loan from Jefferies, and on January 6, 2012, the Company repaid the $9.0 million drawn on the Credit Facility for the transaction.

Fair Value

The Company elected to apply ASC 825, “Financial Instruments,” specifically for the Credit Facility and short-term loan, which was consistent with its application of ASC 820 to its investments. Generally, the Company estimates the fair value of its Credit Facility using estimates of value provided by an independent third party and its own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. However, as the renewal of the Credit Facility occurred during the three months ended December 31, 2011, cost was determined to approximate fair value. Additionally, due to the eight-day duration of the short-term loan, cost was deemed to approximate fair value. At both December 31 and March 31, 2011, all of the Company’s borrowings were valued using Level 3 inputs. The following tables present the Credit Facility and short-term loan carried at fair value as of December 31 and March 31, 2011, by caption on the accompanying Condensed Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and a roll-forward in the changes in fair value during the three and nine months ended December 31, 2011 and 2010:

	Level 3—Borrowings
	Total Fair Value Reported in Condensed Consolidated Statements of Assets and Liabilities
	December 31, 2011	March 31, 2011
Short-Term Loan	$76,001	$40,000
Credit Facility	29,300	—

Total	$105,301	$40,000

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	SHORT-TERM LOAN	CREDIT FACILITY	TOTAL FAIR VALUE REPORTED IN CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
Three months ended December 31, 2011:
Fair value at September 30, 2011	$62,501	$21,405	$83,906
Borrowings	76,001	31,200	107,201
Repayments	(62,501)	(22,900)	(85,401)
Net unrealized depreciation(A)	—	(405)	(405)

Fair value at December 31, 2011	$76,001	$29,300	$105,301

Nine months ended December 31, 2011:
Fair value at March 31, 2011	$40,000	$—	$40,000
Borrowings	178,502	52,700	231,202
Repayments	(142,501)	(23,400)	(165,901)

Fair value at December 31, 2011	$76,001	$29,300	$105,301

	SHORT-TERM LOAN	CREDIT FACILITY	TOTAL FAIR VALUE REPORTED IN CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
Three months ended December 31, 2010:
Fair value at September 30, 2010	$25,000	$—	$25,000
Borrowings	67,400	8,000	75,400
Repayments	(25,000)	—	(25,000)

Fair value at December 31, 2010	$67,400	$8,000	$75,400

Nine months ended December 31, 2010:
Fair value at March 31, 2010	$75,000	$27,812	$102,812
Borrowings	167,400	24,000	191,400
Repayments	(175,000)	(43,800)	(218,800)
Net unrealized depreciation (A)	—	(12)	(12)

Fair value at December 31, 2010	$67,400	$8,000	$75,400

(A)	Included in Net unrealized appreciation (depreciation) of other on the accompanying Condensed Consolidated Statements of Operations for the periods ended December 31, 2011 and 2010.

The fair value of the collateral under the Credit Facility was approximately $223.3 million and $146.3 million at December 31 and March 31, 2011, respectively. The fair value of the collateral under the short-term loan was approximately $85.0 million and $44.0 million at December 31 and March 31, 2011, respectively.

NOTE 6. INTEREST RATE CAP AGREEMENTS

The Company has entered into multiple interest rate cap agreements with BB&T that effectively limit the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. The agreements provide that the Company’s interest rate on a portion of its borrowings is capped at a certain interest rate when LIBOR is in excess of that certain interest rate. The Company records changes in the fair value of the interest rate cap agreement quarterly based on the current market valuation at quarter end as unrealized depreciation or appreciation of other on the accompanying Condensed Consolidated Statements of Operations. Generally, the Company will estimate the fair value of its interest rate caps using estimates of value provided by the counterparty and its own assumptions in the absence of observable market data, including estimated remaining life, counterparty

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credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. The following table summarizes the key terms of each interest rate cap agreement:

INTEREST RATE CAP (A)	NOTIONAL AMOUNT	LIBOR CAP	EFFECTIVE DATE	MATURITY DATE	AS OF DECEMBER 31, 2011			AS OF MARCH 31, 2011
					COST		FAIR VALUE	COST	FAIR VALUE
May 2009	$45,000	6.5%	May 2009	May 2011	$—	(B)	$—	$40	$—
April 2010	45,000	6.0	May 2011	May 2012	41		—	41	4
December 2011	50,000	6.0	May 2012	October 2013	29		14	—	—

(A)	Indicates date the Company entered into the interest rate cap agreement with BB&T.
(B)	In May 2011, upon expiration of the 2009 Cap, the Company recognized a realized loss of $40.

The use of a cap agreement involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although the Company will not enter into any such agreements unless it believes that the other party to the transaction is creditworthy, the Company does bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

NOTE 7. COMMON STOCK

Registration Statement

On July 21, 2009, the Company filed a registration statement on Form N-2 (Registration No. 333-160720) that was amended on October 2, 2009 and declared effective by the SEC on October 8, 2009. The Company filed post-effective amendments to such registration statement on August 24, 2010, and November 22, 2010, which the SEC declared effective on December 23, 2010. The Company also filed post-effective amendments to the registration statement on June 17, 2011, and August 17, 2011, which the SEC declared effective on September 9, 2011. This registration statement permits the Company to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, including through a combined offering of such securities.

NOTE 8. NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the three and nine months ended December 31, 2011 and 2010:

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER 31,
	2011	2010	2011	2010
Numerator for basic and diluted net increase in net assets resulting from operations per share	$5,495	$15,135	$22,377	$13,643
Denominator for basic and diluted weighted average shares	22,080,133	22,080,133	22,080,133	22,080,133

Basic and diluted net increase in net assets resulting from operations per share	$0.25	$0.69	$1.01	$0.62

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NOTE 9. DISTRIBUTIONS

The Board of Directors declared the following monthly distributions to stockholders for the nine months ended December 31, 2011 and 2010:

FISCAL YEAR	DECLARATION DATE	RECORD DATE	PAYMENT DATE	DISTRIBUTION PER SHARE
2012	April 12, 2011	April 22, 2011	April 29, 2011	$0.045
	April 12, 2011	May 20, 2011	May 31, 2011	0.045
	April 12, 2011	June 20, 2011	June 30, 2011	0.045
	July 12, 2011	July 22, 2011	July 29, 2011	0.050
	July 12, 2011	August 19, 2011	August 31, 2011	0.050
	July 12, 2011	September 22, 2011	September 30, 2011	0.050
	October 11, 2011	October 21, 2011	October 31, 2011	0.050
	October 11, 2011	November 17, 2011	November 30, 2011	0.050
	October 11, 2011	December 21, 2011	December 30, 2011	0.050

Nine months ended December 31, 2011:				$0.435

2011	April 7, 2010	April 22, 2010	April 30, 2010	$0.040
	April 7, 2010	May 20, 2010	May 28, 2010	0.040
	April 7, 2010	June 22, 2010	June 30, 2010	0.040
	July 7, 2010	July 22, 2010	July 30, 2010	0.040
	July 7, 2010	August 23, 2010	August 31, 2010	0.040
	July 7, 2010	September 22, 2010	September 30, 2010	0.040
	October 5, 2010	October 21, 2010	October 29, 2010	0.040
	October 5, 2010	November 19, 2010	November 30, 2010	0.040
	October 5, 2010	December 23, 2010	December 31, 2010	0.040

Nine months ended December 31, 2010:				$0.360

Aggregate distributions declared and paid for the nine months ended December 31, 2011 and 2010 were approximately $9.6 million and $7.9 million, respectively, which were declared based on estimates of net investment income for the respective fiscal years. The characterization of the distributions declared and paid for the fiscal year ended March 31, 2012 will be determined at year end and cannot be determined at this time. For the fiscal year ended March 31, 2011, taxable income available for distributions exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, the Company elected to treat a portion of the first distribution paid in fiscal year 2012 as having been paid in the prior year.

NOTE 10. COMMITMENTS AND CONTINGENCIES

Financial Commitments and Obligations

At December 31, 2011, the Company was not party to any signed commitments for potential investments. However, the Company has lines of credit with certain of its portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and the Company expects many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent the Company’s future cash requirements. The Company estimated the fair value of such unused commitments as of

December 31, 2011 and March 31, 2011 to be minimal, and thus the unused portions of these commitments are not recorded on the accompanying Condensed Consolidated Statements of Assets and Liabilities.

In addition to the lines of credit with certain portfolio companies, the Company has also extended certain guaranties on behalf of some of its portfolio companies. As of December 31, 2011, the Company has not been required to make any payments on the guaranties discussed below, and the Company considers the credit risk to be remote and the fair values of the guaranties to be minimal.

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In November 2008, the Company executed a guaranty of a vehicle finance facility agreement (the “Finance Facility”) between Ford Motor Credit Company (“Ford”) and ASH. The Finance Facility provides ASH with a line of credit of up to $0.8 million for component Ford parts used by ASH to build truck bodies under a separate contract. Ford retains title and ownership of the parts. The guaranty of the Finance Facility will expire upon termination of the separate parts supply contract with Ford or upon replacement of the Company as guarantor.

In February 2010, the Company executed a guaranty of a wholesale financing facility agreement (the “Floor Plan Facility”) between Agricredit Acceptance, LLC (“Agricredit”) and CCE. The Floor Plan Facility provides CCE with financing of up to $2.0 million to bridge the time and cash flow gap between the order and delivery of golf carts to customers. The guaranty was renewed in February 2011 and expires in February 2012, unless it is renewed again by the Company, CCE and Agricredit. In connection with this guaranty and its subsequent renewal, the Company recorded aggregate premiums of $0.2 million from CCE.

In April 2010, the Company executed a guaranty of vendor recourse for up to $2.0 million in individual customer transactions (the “Recourse Facility”) between Wells Fargo Financial Leasing, Inc. and CCE. The Recourse Facility provides CCE with the ability to provide vendor recourse up to a limit of $2.0 million on transactions with long-time customers who lack the financial history to qualify for third-party financing. The terms to maturity of these individual transactions range from October 2014 to October 2016. In connection with this guaranty, the Company received a premium of $0.1 million from CCE.

The following table summarizes the dollar balance of unused line of credit commitments and guaranties as of December 31 and March 31, 2011:

	AS OF DECEMBER 31, 2011	AS OF MARCH 31, 2011
Unused line of credit commitments	$3,643	$2,386
Guaranties	4,748	4,664

Total	$8,391	$7,050

The following table shows the Company’s contractual principal on borrowings as of December 31, 2011:

	PAYMENTS DUE BY PERIOD
BORROWINGS	LESS THAN 1 YEAR	1-3 YEARS	4-5 YEARS	AFTER 5 YEARS	TOTAL
Short-term loan (A)	$76,001	$—	$—	$—	$76,001
Credit Facility	—	29,300	—	—	29,300

Total borrowings	$76,001	$29,300	$—	$—	$105,301

(A)	On January 6, 2012, the Company repaid the short-term loan in full.

Escrow Holdbacks

The Company from time to time will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow in order to be used to satisfy potential obligations as stipulated in the sales agreements. The Company records escrow amounts in Restricted cash on the accompanying Condensed Consolidated Statements of Assets and Liabilities. The Company establishes a contingent liability against the escrow amounts if the Company determines that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. The aggregate contingent liability amounted recorded against the escrow amounts was $0.6 million and $0.9 million as of December 31 and March 31, 2011, respectively, and is located in Other liabilities on the accompanying Condensed Consolidated Statements of Assets and Liabilities.

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NOTE 11. FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER 31,
	2011	2010	2011	2010
Per Share Data (A)
Net asset value at beginning of period	$9.48	$8.43	$9.00	$8.74
Income from investment operations (B):
Net investment income	0.16	0.34	0.46	0.65
Realized (loss) gain on investments and other	(0.01)	0.30	0.23	1.06
Net unrealized appreciation (depreciation) on investments and other	0.10	0.05	0.32	(1.09)

Total from investment operations	0.25	0.69	1.01	0.62

Distributions from:
Net investment income	(0.15)	(0.12)	(0.43)	(0.36)

Total distributions (C)	(0.15)	(0.12)	(0.43)	(0.36)

Net asset value at end of period	$9.58	$9.00	$9.58	$9.00

Per share market value at beginning of period	$6.76	$6.75	$7.79	$6.01
Per share market value at end of period	7.27	7.65	7.27	7.65
Total return (D)	9.73%	15.14%	-0.91%	34.48%
Shares outstanding at end of period	22,080,133	22,080,133	22,080,133	22,080,133
Statement of Assets and Liabilities Data:
Net assets at end of period	$211,601	$198,682	$211,601	$198,682
Average net assets (E)	208,883	189,420	203,103	191,299
Senior Securities Data:
Total borrowings	$105,301	$75,400	$105,301	$75,400
Asset coverage ratio (F)	288%	343%	288%	343%
Average coverage per unit (G)	$2,879	$3,429	$2,879	$3,429
Ratios/Supplemental Data:
Ratio of expenses to average net assets (H)(I)	3.97%	7.59%	4.13%	6.05%
Ratio of net expenses to average net assets (H)(J)	3.31	6.64	3.42	5.61
Ratio of net investment income to average net assets (H)	6.59	16.03	6.73	9.92

(A)	Based on actual shares outstanding at the end of the corresponding period.
(B)	Based on weighted average basic per share data.
(C)	Distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)

Total return equals the change in the market value of the Company’s common stock from the beginning of the period, taking into account dividends reinvested in accordance with the terms of the Company’s dividend reinvestment plan.

(E)	Calculated using the average of the balance of net assets at the end of each month of the reporting period.
(F)

As a BDC, the Company is generally required to maintain an asset coverage ratio of at least 200% of total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to total borrowings and guaranty commitments. Asset coverage ratio is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(G)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(H)	Amounts are annualized.
(I)	Ratio of expenses to average net assets is computed using expenses before credits from the Adviser.
(J)	Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.

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NOTE 12. SUBSEQUENT EVENTS

Short-Term Loan

On December 28, 2011, the Company purchased $85.0 million of T-Bills through Jefferies. The T-Bills were purchased using $9.0 million in funds drawn on the Credit Facility and the proceeds from a $76.0 million short-term loan from Jefferies, with an effective annual interest rate of approximately 0.65%. On January 5, 2012, when the T-Bills matured, the Company repaid the $76.0 million loan from Jefferies, and on January 6, 2012, the Company repaid the $9.0 million drawn on the Credit Facility for the transaction.

Distributions

On January 10, 2012, the Board of Directors declared the following monthly distributions to stockholders:

RECORD DATE	PAYMENT DATE	DISTRIBUTION PER SHARE
January 23, 2012	January 31, 2012	$0.05
February 21, 2012	February 29, 2012	0.05
March 22, 2012	March 30, 2012	0.05

Total for the Quarter:		$0.15

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Appendix A

GLADSTONE INVESTMENT CORPORATION

FORM OF CERTIFICATE OF DESIGNATION

OF

% SERIES A CUMULATIVE TERM PREFERRED STOCK

OF

GLADSTONE INVESTMENT CORPORATION

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

Gladstone Investment Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that pursuant to the authority contained in its certificate of incorporation, as amended from time to time (the “Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (“DGCL”), the Board of Directors has duly approved and adopted the following resolution on                     , 2012:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors” which term as used herein shall include any duly authorized committee of the Board of Directors) by the Certificate of Incorporation, and as set forth in Section 151 of the DGCL, the Board of Directors does hereby designate, create, authorize and provide for the issue of a series of 1,150,000 shares of         % Series A Cumulative Term Preferred Stock, $.001 par value per share, having the designations, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Certificate of Incorporation and in this resolution as follows:

1.1 Definitions. Unless the context or use indicates another or different meaning or intent, each of the following terms when used in this Certificate of Designation shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Sections 18(h) and 61 of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation, including all outstanding shares of Series A Term Preferred Stock (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of United States Securities and Exchange Commission as the minimum asset coverage for senior securities of a Business Development Company).

“Adviser” means Gladstone Management Corporation, a Delaware corporation, or such other entity as shall be then serving as the investment adviser of the Corporation, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Asset Coverage” means “asset coverage” of a class of senior security, as defined for purposes of Sections 18(h) and 61 of the 1940 Act as in effect on the date hereof, determined for the Corporation and its majority-owned subsidiaries (as such term is defined in the 1940 Act) on a consolidated basis and on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Corporation to maintain Asset Coverage as of the close of business on the last Business Day of a Calendar Quarter (as required by Section 2.4(a)), the date that is thirty (30) calendar days following the Filing Date with respect to such Calendar Quarter.

“Board of Directors” shall have the meaning as set forth in the Preamble of this Certificate of Designation.

“Business Day” means any calendar day on which the NASDAQ is open for trading.

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“Business Development Company” shall have the meaning set forth in Section 2(a)(48) of the 1940 Act, or any successor provision.

“By-Laws” means the By-Laws of the Corporation as amended or restated from time to time.

“Calendar Quarter” shall mean any of the three month periods ending March 31, June 30, September 30, or December 31, of each year.

“Capital Stock” means the capital stock of the Corporation authorized by the Certificate of Incorporation.

“Certificate of Designation” means this Certificate of Designation, as amended from time to time.

“Certificate of Incorporation” shall have the meaning as set forth in the Preamble to this Certificate of Designation.

“Change of Control Redemption” shall have the meaning set forth in Section 2.5(d).

“Change of Control Redemption Date” shall mean a date selected by the Corporation for the Change of Control Redemption, which date shall be within three (3) Business Days after the occurrence of the applicable Change of Control Triggering Event.

“Change of Control Redemption Price” shall have the meaning set forth in Section 2.5(d).

“Change of Control Triggering Event” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Corporation’s assets and the assets of the Corporation’s subsidiaries, taken as a whole, to any Person, other than the Corporation or one of the Corporation’s subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Corporation’s outstanding Voting Stock or other Voting Stock into which the Corporation’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) the Corporation consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Corporation, in any such event pursuant to a transaction in which any of the Corporation’s outstanding Voting Stock or the Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Corporation’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction; (4) the first day on which a majority of the members of the Board of Directors are not Continuing Directors; or (5) the adoption of a plan relating to the Corporation’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control Triggering Event under clause (2) above if (i) the Corporation becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Corporation’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the shares of common stock, with a par value of one tenth of one cent ($.001) per share, of the Corporation.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors who (A) was a member of the Board of Directors on the Date of Original Issue (B) was nominated for election, elected or appointed to the Board of Directors with the approval of a majority of the continuing directors who were members of the Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a

S-A-2

proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Corporation” shall have the meaning as set forth in the Preamble to this Certificate of Designation.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Corporation as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Custodian Agreement” means the Custodian Agreement by and among the Custodian and the Corporation with respect to the Series A Term Preferred Stock.

“Date of Original Issue” means                     , 2012.

“Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Default Period” shall have the meaning as set forth in Section 2.2(g)(i).

“Default Rate” shall have the meanings as set forth in Section 2.2(g)(i).

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(A)	cash or any cash equivalent;

(B)	any U.S. Government Obligation;

(C)	any Short-Term Money Market Instrument;

(D)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or

(E)	any letter of credit from a bank or other financial institution that has a credit rating from at least one Nationally Recognized Statistical Rating Organization that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Certificate of Designation (or such rating’s future equivalent).

“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Dividend Payment Date” means the last Business Day of each Dividend Period.

“Dividend Period” means, with respect to each share of Series A Term Preferred Stock, in the case of the first Dividend Period, the period beginning on the Date of Original Issue and ending on and including March 31, 2012 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Dividend Rate” means, as of any date, the Fixed Dividend Rate as adjusted, if a Default Period shall be in existence on such date, in accordance with the provisions of Section 2.2(g).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition),

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which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Filing Date” means, with respect to any Calendar Quarter, the date of filing of the Corporation’s SEC Report with respect to such Calendar Quarter.

“Fixed Dividend Rate” means         %.

“Holder” means, with respect to the Series A Term Preferred Stock or any other security issued by the Corporation, a Person in whose name such security is registered in the registration books of the Corporation maintained by the Redemption and Paying Agent or otherwise.

“Liquidation Preference” means $25.00 per share.

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

“Market Value” of any asset of the Corporation means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Non-Call Period” means the period beginning on the Date of Original of Issue and ending at the close of business on                     , 2016, during which the Series A Term Preferred Stock shall not be subject to redemption at the option of the Corporation.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(e).

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Outstanding” means, as of any date with respect to the Series A Term Preferred Stock, the number of shares of Series A Term Preferred Stock theretofore issued by the Corporation except (without duplication):

(i)	any shares of the Series A Term Preferred Stock theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(ii)	any shares of Series A Term Preferred Stock as to which the Corporation shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof;

(iii)	any shares of Series A Term Preferred Stock as to which the Corporation shall be the Holder or the beneficial owner; and

(iv)	any shares of Series A Term Preferred Stock represented by any certificate in lieu of which any new certificate has been executed and delivered by the Corporation.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

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“Preferred Stock” means any Capital Stock of the Corporation classified as preferred stock, including shares of Series A Term Preferred Stock, shares of any other series of such preferred stock now or hereafter issued by the Corporation, and any other shares of Capital Stock hereafter authorized and issued by the Corporation of a class having priority over any other class as to distribution of assets or payments of dividends.

“Redemption and Paying Agent” means Computershare Shareowner Services, LLC and its successors or any other redemption and paying agent appointed by the Corporation with respect to the Series A Term Preferred Stock.

“Redemption and Paying Agent Agreement” means the Redemption and Paying Agent Agreement or other similarly titled agreement by and among the Redemption and Paying Agent for the Series A Term Preferred Stock and the Corporation.

“Redemption Date” shall have the meaning as set forth in Section 2.5(e).

“Redemption Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price, the Optional Redemption Price or the Change of Control Redemption Price, as applicable.

“SEC Report” means, with respect to any Calendar Quarter, the Corporation’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed by the Corporation with the Securities and Exchange Commission with respect to such Calendar Quarter (or, in the case of the Calendar Quarter that is the last Calendar Quarter in the Corporation’s fiscal year, with respect to the fiscal year that includes such Calendar Quarter).

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository as set forth in this Certificate of Designation with respect to the Series A Term Preferred Stock.

“Series A Term Preferred Stock” shall have the meaning as set forth in Section 2.1(a).

“Short-Term Money Market Instruments” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

(i)	commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

(ii)	demand or time deposits in, and bankers’ acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia); and

(iii)	overnight funds.

“Term Redemption Date” means                     , 2017.

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

“Voting Stock” means, with respect to any specified Person that is a corporation as of any date, the capital stock of such Person that is at the time entitled to vote generally in the election of the directors of such Person.

1.2 Interpretation. The headings preceding the text of Articles and Sections included in this Certificate of Designation are for convenience only and shall not be deemed part of this Certificate of Designation or be given any

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effect in interpreting this Certificate of Designation. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Certificate of Designation. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Certificate of Designation), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles or Sections shall refer to those portions of this Certificate of Designation. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Certificate of Designation as a whole and not to any particular Article, Section or clause of this Certificate of Designation.

2.1 Number of Shares; Ranking.

(a) A series of 1,150,000 shares of Preferred Stock is hereby designated as the “         % Series A Cumulative Term Preferred Stock” (the “Series A Term Preferred Stock”). Each share of Series A Term Preferred Stock shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Certificate of Incorporation, as are set forth in this Certificate of Designation. The Series A Term Preferred Stock shall constitute a separate series of Capital Stock and each share of Series A Term Preferred Stock shall be identical. No fractional shares of Series A Term Preferred Stock shall be issued.

(b) The Series A Term Preferred Stock shall rank on parity with shares of any other series of Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation. The Series A Term Preferred Stock shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation over the Common Stock as set forth herein.

(c) No Holder of shares of Series A Term Preferred Stock shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any share of Series A Term Preferred Stock or shares of Common Stock or other securities of the Corporation that it may hereafter issue or sell.

2.2 Dividends and Distributions.

(a) The Holders of shares of Series A Term Preferred Stock shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Directors, out of funds legally available therefor and in preference to dividends and distributions on the Common Stock, cumulative cash dividends and distributions on each share of Series A Term Preferred Stock, calculated separately for each Dividend Period for the Series A Term Preferred Stock at the Dividend Rate in effect from time to time for the Series A Term Preferred Stock during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to the Liquidation Preference for a share of the Series A Term Preferred Stock, and no more. Dividends and distributions on the Series A Term Preferred Stock shall accumulate from the Date of Original Issue and shall be payable monthly in arrears as provided in Section 2.2(f). Dividends payable on the Series A Term Preferred Stock for any period of less than a full monthly Dividend Period (including the period of less than a full calendar month included in the first Dividend Period) or upon any redemption of such shares on any Redemption Date other than on a Dividend Payment Date, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

(b) Dividends on shares of the Series A Term Preferred Stock with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Corporation at the close of business on the applicable record date, which shall be such date designated by the Board of Directors that is not more than twenty (20) nor less than seven (7) calendar days prior to the Dividend Payment Date with

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respect to such Dividend Period, and shall be paid as provided further in Section 2.2(f) hereof; provided, however, that dividends with respect to the first Dividend Period of the Series A Term Preferred Stock will be paid on March 30, 2012 to holders of record of such Series A Term Preferred Stock as their names appear on the registration books of the Corporation at the close of business on March 22, 2012.

(c) (i)	No full dividends and distributions shall be declared or paid on shares of the Series A Term Preferred Stock for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all outstanding shares of Preferred Stock have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all outstanding Preferred Stock of any series, any dividends and distributions being declared and paid on the Series A Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Stock on the relevant dividend payment date for such series. No Holders of shares of Series A Term Preferred Stock shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.2(c)(i) on the Series A Term Preferred Stock.

(ii)	For so long as any shares of Series A Term Preferred Stock are Outstanding, the Corporation shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock, or (z) pay any proceeds of the liquidation of the Corporation in respect of the Common Stock, unless, in each case, (A) immediately thereafter, the Corporation shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions on all shares of Series A Term Preferred Stock and all other Preferred Stock ranking on a parity with the Series A Term Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Stock) and (C) the Corporation shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(e)(ii) hereof with respect to Outstanding shares of Series A Term Preferred Stock to be redeemed pursuant to Section 2.5(a), Section 2.5(b) or Section 2.5(d) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii)	Any dividend payment made on shares of Series A Term Preferred Stock shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

(d) Not later than 12:00 noon, New York City time, on the Dividend Payment Date, the Corporation shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e) All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on the Series A Term Preferred Stock shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders entitled to the payment of such dividends pursuant to Section 2.2(f). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held,

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will, to the extent permitted by law, be repaid to the Corporation as soon as possible after the date on which such moneys were to have been so applied, upon request of the Corporation.

(f) Dividends on shares of Series A Term Preferred Stock shall be paid on each Dividend Payment Date to the Holders of shares as their names appear on the registration books of the Corporation at the close of business on the applicable record date for such dividend, which record date shall be determined as set forth in Section 2.2(b). Dividends in arrears on shares of Series A Term Preferred Stock for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares as their names appear on the registration books of the Corporation on such date, not exceeding twenty (20) nor less than seven (7) calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of Series A Term Preferred Stock which may be in arrears.

(g) (i)	The Dividend Rate on the Series A Term Preferred Stock shall be adjusted to the Default Rate (as defined below) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to the Series A Term Preferred Stock shall commence on any date the Corporation fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.2(g)(ii) below, a Default Period with respect to a Dividend Default or a Redemption Default on the Series A Term Preferred Stock shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of any Default on the Series A Term Preferred Stock, the Dividend Rate for each calendar day during the Default Period will be equal to the Default Rate. The “Default Rate” on the Series A Term Preferred Stock in respect of a Dividend Default for any calendar day shall be equal to nine percent (9%) per annum. The “Default Rate” in respect of a Redemption Default will be equal to eleven percent (11%) per annum.

(ii)	No Default Period for the Series A Term Preferred Stock with respect to any Default on the Series A Term Preferred Stock shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of the Series A Term Preferred Stock (if such Default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

2.3 Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders of shares of Series A Term Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Stock, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Corporation, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b) If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the Holders of all Outstanding shares of

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Series A Term Preferred Stock and any other outstanding Preferred Stock shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such shares of Series A Term Preferred Stock plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets shall be distributed among the Holders of such shares of Series A Term Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding share of Series A Term Preferred Stock plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Corporation will be made by the Corporation in respect of, shares of the Common Stock.

(c) Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger, consolidation or reorganization of the Corporation into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Corporation shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4 Coverage Test.

(a) Asset Coverage Requirement. For so long as any shares of Series A Term Preferred Stock are Outstanding, the Corporation shall have Asset Coverage of at least 200% as of the close of business on the last Business Day of a Calendar Quarter, such Asset Coverage to be determined exclusively by reference to the asset coverage ratio reported as of the last Business Day of such Calendar Quarter in the Corporation’s SEC Report with respect to such Calendar Quarter. If the Corporation shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions shall constitute the sole remedy for the Corporation’s failure to comply with the provisions of this Section 2.4(a).

(b) Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no Series A Term Preferred Stock or other Preferred Stock shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series A Term Preferred Stock or other Preferred Stock) to pay the full redemption price for the Series A Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the Series A Term Preferred Stock or other Preferred Stock and the requisite notice of redemption for the Series A Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series A Term Preferred Stock or other Preferred Stock) to pay the full redemption price for the Series A Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been segregated by the Custodian and the Corporation from the assets of the Corporation, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Corporation for purposes of such computation.

2.5 Redemption. Shares of Series A Term Preferred Stock shall be subject to redemption by the Corporation as provided below:

(a) Term Redemption. The Corporation shall redeem all shares of Series A Term Preferred Stock on the Term Redemption Date, at a price per share equal to the Liquidation Preference per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the Term Redemption Date (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Term Redemption Price”).

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(b) Asset Coverage Mandatory Redemption.

(i)	If the Corporation fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of the last Business Day of any Calendar Quarter and such failure is not cured as of the Asset Coverage Cure Date, the Corporation shall, to the extent permitted by the 1940 Act and Delaware law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Stock, a sufficient number of shares of Preferred Stock, which at the Corporation’s sole option (to the extent permitted by the 1940 Act and Delaware law) may include any number or proportion of the shares of Series A Term Preferred Stock, to enable it to meet the requirements of Section 2.5(b)(ii). In the event that any shares of Series A Term Preferred Stock then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Corporation shall redeem such shares at a price per share (the “Mandatory Redemption Price”) equal to (y) the Liquidation Preference per share plus (z) an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date fixed for such redemption by the Board of Directors (whether or not earned or declared by the Corporation, but excluding interest thereon).

(ii)	On the Redemption Date for a redemption contemplated by Section 2.5(b)(i), the Corporation shall redeem, out of funds legally available therefor, such number of shares of Preferred Stock (which may include at the sole option of the Corporation any number or proportion of the shares of Series A Term Preferred Stock) as shall be equal to the lesser of (x) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Corporation having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of shares of Series A Term Preferred Stock and other shares of Preferred Stock the redemption or retirement of which would have such result, all shares of Series A Term Preferred Stock and other shares of Preferred Stock then outstanding shall be redeemed), and (y) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Certificate of Incorporation and applicable law, provided further, that in connection with redemption for failure to maintain such Asset Coverage requirement, the Corporation may at its sole option, but is not required to, redeem a sufficient number of shares of Series A Term Preferred Stock pursuant to this Section 2.5(b) that, when aggregated with other shares of Preferred Stock redeemed by the Corporation, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Corporation having Asset Coverage on such Asset Coverage Cure Date of up to and including 215%. The Corporation shall effect such redemption on the date fixed by the Corporation therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of Series A Term Preferred Stock and other shares of Preferred Stock which have been designated to be redeemed or the Corporation otherwise is unable to effect such redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Corporation shall redeem those shares of Series A Term Preferred Stock and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding shares of Series A Term Preferred Stock are to be redeemed pursuant to this Section 2.5(b), the number of shares of Series A Term Preferred Stock to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of Series A Term Preferred Stock, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable.

(c) Optional Redemption.

(i)

Subject to the provisions of Section 2.5(c)(ii), on any Business Day following the expiration of the Non-Call Period for shares of Series A Term Preferred Stock (any such Business Day referred to in this sentence, an “Optional Redemption Date”), the Corporation may redeem in whole or from time to time in part the Outstanding shares of Series A Term Preferred Stock, at a redemption price per share (the “Optional Redemption Price”) equal to (y) the Liquidation Preference per share plus (z) an amount equal to all unpaid

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dividends and distributions on such share of Series A Term Preferred Stock accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Corporation, but excluding interest thereon).

(ii)	If fewer than all of the outstanding shares of Series A Term Preferred Stock are to be redeemed pursuant to Section 2.5(c)(i), the shares of Series A Term Preferred Stock to be redeemed shall be selected either (A) pro rata, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable. Subject to the provisions of this Certificate of Designation and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series A Term Preferred Stock will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii)	The Corporation may not on any date deliver a Notice of Redemption pursuant to Section 2.5(e) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Corporation has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount due to Holders of shares of Series A Term Preferred Stock by reason of the redemption of such shares of Series A Term Preferred Stock on such Optional Redemption Date.

(d) Change of Control Redemption. If a Change of Control Triggering Event occurs, unless the Corporation has exercised the option to redeem such Series A Term Preferred Stock pursuant to Section 2.5(c), the Corporation shall redeem all of the outstanding shares of Series A Term Preferred Stock on the Change of Control Redemption Date, at a price per share (the “Change of Control Redemption Price”) equal to (y) the Liquidation Preference per share plus (z) an amount equal to all accumulated and unpaid dividends and distributions on such share up to (but excluding) the Change of Control Redemption Date (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Change of Control Redemption”).

(e) Procedures for Redemption.

(i)

If the Corporation shall determine or be required to redeem, in whole or in part, shares of Series A Term Preferred Stock pursuant to Section 2.5(a), (b), (c) or (d), the Corporation shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”); provided, however, that, in the event of a Change of Control Redemption, the Notice of Redemption will, if mailed prior to the date of consummation of the Change of Control Triggering Event, state that the Change of Control Redemption is conditioned on the Change of Control Triggering Event occurring and, provided further, that if, by the date that is three (3) Business Days prior to the date fixed for redemption in such Notice of Redemption, the Change of Control Triggering Event shall not have occurred, the Redemption Date shall be extended until a date, to be selected by the Corporation, that is no more than three (3) Business Days after the date on which the Change of Control Triggering Event occurs. Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the number of shares of Series A Term Preferred Stock to be redeemed; (C) the CUSIP number for shares of Series A Term Preferred Stock; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the shares of Series A Term Preferred Stock to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Certificate of Designation under which such redemption is made. If fewer than all shares of Series A Term Preferred Stock held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of shares of Series A Term Preferred Stock to be redeemed from such Holder or the method of determining such number. The Corporation may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Certificate of Designation that such redemption is subject to one or more conditions precedent and that the Corporation shall not be required to effect such redemption unless each such condition has been satisfied at the time or

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times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)	If the Corporation shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Corporation), the Corporation shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the shares of Series A Term Preferred Stock to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the shares of Series A Term Preferred Stock called for redemption on the Redemption Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(iii)	Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the shares of Series A Term Preferred Stock so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such shares of Series A Term Preferred Stock shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously or contemporaneously declared and paid as contemplated by the last sentence of Section 2.5(e)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Corporation shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the shares of Series A Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the shares of Series A Term Preferred Stock so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. The Corporation shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv)	On or after the Redemption Date, each Holder of shares of Series A Term Preferred Stock in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such shares of Series A Term Preferred Stock to the Corporation at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such shares of Series A Term Preferred Stock, without interest, and in the case of a redemption of fewer than all the shares of Series A Term Preferred Stock represented by such certificate(s), a new certificate representing the shares of Series A Term Preferred Stock that were not redeemed.

(v)	Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Corporation shall not redeem any shares of Series A Term Preferred Stock unless all accumulated and unpaid dividends and distributions on all Outstanding shares of Series A Term Preferred Stock and other series of Preferred Stock ranking on a parity with the Series A Term Preferred Stock with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Corporation) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Stock in accordance with the terms of such Preferred Stock, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding shares of Series A Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding shares of Series A Term Preferred Stock and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

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(vi)	To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Certificate of Incorporation and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Corporation shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series A Term Preferred Stock, dividends may be declared and paid on the shares of Series A Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such shares of Series A Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(f) Redemption and Paying Agent as Trustee of Redemption Payments by Corporation. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of the shares of Series A Term Preferred Stock called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of shares of Series A Term Preferred Stock so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Corporation in accordance with the provisions of Section 2.5(e)(iii) above.

(g) Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Corporation shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Delaware law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Delaware law.

(h) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Corporation may, in its sole discretion and without a stockholder vote, modify the procedures set forth above with respect to notification of redemption for the shares of Series A Term Preferred Stock, provided that such modification does not materially and adversely affect the Holders of the shares of Series A Term Preferred Stock or cause the Corporation to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6 Voting Rights.

(a) One Vote Per Share of Series A Term Preferred Stock. Except as otherwise provided in the Certificate of Incorporation or as otherwise required by law, (i) each Holder of shares of Series A Term Preferred Stock shall be entitled to one vote for each share of Series A Term Preferred Stock held by such Holder on each matter submitted to a vote of stockholders of the Corporation, and (ii) the holders of outstanding shares of Preferred Stock, including Outstanding shares of Series A Term Preferred Stock, and of outstanding shares of Common Stock shall vote together as a single class; provided, however, that the holders of outstanding shares of Preferred Stock, including Outstanding shares of Series A Term Preferred Stock, shall be entitled, as a class, to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation, to elect two Directors of the Corporation at all times. Subject to Section 2.6(b), the Holders of outstanding shares of Common Stock and Preferred Stock, including shares of Series A Term Preferred Stock, voting together as a single class, shall elect the balance of the Directors.

(b) Voting For Additional Directors.

(i)

Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the Holders of Preferred Stock, including shares of Series A Term Preferred Stock, would constitute a majority of the Board of Directors as so increased by such smallest number; and the Holders of Preferred Stock, including Series A Term Preferred Stock, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Corporation), to elect such smallest number

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of additional Directors, together with the two Directors that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A)	if, at the close of business on any dividend payment date for any outstanding Preferred Stock including any Outstanding shares of Series A Term Preferred Stock, accumulated dividends (whether or not earned or declared) on such outstanding share of Preferred Stock equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B)	if at any time Holders of shares of Preferred Stock are otherwise entitled under the 1940 Act to elect a majority of the Board of Directors.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Stock upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii)	Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of shares of Preferred Stock to elect additional Directors as described in Section 2.6(b)(i), the Corporation shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Stock to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Corporation fails to call such a special meeting, it may be called at the expense of the Corporation by any such Holder on like notice. The record date for determining the Holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of shares of Preferred Stock held during a Voting Period at which Directors are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of Directors prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii)	Terms of Office of Existing Directors. The terms of office of the incumbent Directors of the Corporation at the time of a special meeting of Holders of the shares of Preferred Stock to elect additional Directors in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of shares of Series A Term Preferred Stock and such other Holders of shares of Preferred Stock of the number of Directors that they are entitled to elect, and the Directors so elected by the Holders of shares of Series A Term Preferred Stock and such other Holders of shares of Preferred Stock, together with the two (2) Directors elected by the Holders of shares of Preferred Stock in accordance with Section 2.6(a) hereof and the remaining Directors elected by the holders of the shares of Common Stock and Preferred Stock, shall constitute the duly elected Directors of the Corporation.

(iv)	Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders of the shares of Preferred Stock pursuant to Section 2.6(b)(i) shall terminate, the remaining Directors shall constitute the Directors of the Corporation and the voting rights of the Holders of shares of Preferred Stock to elect additional Directors pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c) Holders of Shares of Series A Term Preferred Stock to Vote on Certain Matters.

(i)

Certain Amendments Requiring Approval of Series A Term Preferred Stock. Except as otherwise permitted by the terms of this Certificate of Designation, so long as any shares of Series A Term Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds (2/3) of the shares of Series A Term Preferred Stock Outstanding at the time, voting together as a

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separate class, amend, alter or repeal the provisions of the Certificate of Incorporation, or this Certificate of Designation, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such shares of Series A Term Preferred Stock or the Holders thereof; provided, however, that (i) a change in the capitalization of the Corporation in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the Series A Term Preferred Stock, and (ii) a division of a share of Series A Term Preferred Stock shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the shares of Series A Term Preferred Stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Series A Term Preferred Stock or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such share of Series A Term Preferred Stock, or (ii) creates, alters or abolishes any right in respect of redemption of such share of Series A Term Preferred Stock (other than as a result of a division of a share of Series A Term Preferred Stock). So long as any shares of Series A Term Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of at least 66 2/3% of the Holders of the shares of Series A Term Preferred Stock Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent.

(ii)	1940 Act Matters. Unless a higher percentage is provided for in the Certificate of Incorporation, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including shares of Series A Term Preferred Stock Outstanding at the time, voting as a separate class, shall be required (A) to approve the Corporation ceasing to be a Business Development Company, or to approve the Corporation’s withdrawal of its election as a Business Development Company, or (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(d) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Certificate of Incorporation, the Holders of shares of Series A Term Preferred Stock shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this Section 2.6.

(e) No Cumulative Voting. The Holders of shares of Series A Term Preferred Stock shall have no rights to cumulative voting.

(f) Voting for Directors Sole Remedy for Corporation’s Failure to Declare or Pay Dividends. In the event that the Corporation fails to declare or pay any dividends on shares of Series A Term Preferred Stock on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the shares of Series A Term Preferred Stock shall be the right to vote for Directors pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Corporation to accumulate and, if permitted by applicable law, the Certificate of Incorporation and this Certificate of Designation, pay dividends at the Default Rate in the circumstances contemplated by Section 2.2(g) hereof.

(g) Holders Entitled to Vote. For purposes of determining any rights of the Holders of shares of Series A Term Preferred Stock to vote on any matter, whether such right is created by this Certificate of Designation, by the Certificate of Incorporation, by statute or otherwise, no Holder of shares of Series A Term Preferred Stock shall be entitled to vote any share of Series A Term Preferred Stock and no share of Series A Term Preferred Stock shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such shares of Series A Term Preferred Stock shall have been given in accordance with this Certificate of Designation and Deposit Securities for the payment of the Redemption Price of such share of Series A Term Preferred Stock shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No share of Series A Term Preferred Stock held by

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the Corporation shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7 Issuance of Additional Preferred Stock.

So long as any shares of Series A Term Preferred Stock are Outstanding, the Corporation may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Corporation representing stock under Sections 18 and 61 of the 1940 Act, ranking on a parity with the Series A Term Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Corporation, in addition to then Outstanding shares of Series A Term Preferred Stock, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional shares of Series A Term Preferred Stock, in each case in accordance with applicable law, provided that the Corporation shall, immediately after giving effect to the issuance of such additional shares of Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of shares of Preferred Stock with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 200%.

2.8 Status of Redeemed or Repurchased Series A Term Preferred Stock.

Shares of Series A Term Preferred Stock that at any time have been redeemed or purchased by the Corporation shall, after such redemption or purchase, have the status of authorized but unissued shares of Capital Stock.

2.9 Global Certificate.

Prior to the commencement of a Voting Period, (i) all shares of Series A Term Preferred Stock Outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series A Term Preferred Stock shall be made on the books of the Corporation to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates.

2.10 Notice.

All notices or communications hereunder, unless otherwise specified in this Certificate of Designation, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 2.10 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.

2.11 Termination.

In the event that no shares of Series A Term Preferred Stock are Outstanding, all rights and preferences of the shares of Series A Term Preferred Stock established and designated hereunder shall cease and terminate, and all obligations of the Corporation under this Certificate of Designation with respect to such Series A Term Preferred Stock shall terminate.

2.12 Amendment.

The Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by this Certificate of Designation or required by applicable law) (1) amend this Certificate of Designation so as to reflect any amendments to the terms applicable to the Series A Term Preferred Stock, including an increase in the number of authorized shares of the Series A Term Preferred Stock.

2.13 Actions on Other than Business Days.

Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Certificate of Designation, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done

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on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.14 Modification.

The Board of Directors, without the vote of the Holders of Series A Term Preferred Stock, may interpret, supplement or amend the provisions of this Certificate of Designation to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Capital Stock of the Corporation.

2.15 Information Rights

During any period in which the Corporation is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any shares of Series A Term Preferred Stock are outstanding, the Corporation will provide holders of Series A Term Preferred Stock, without cost, copies of SEC Reports that the Corporation would have been required to file pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation was subject to such provisions or, alternatively, the Corporation will voluntarily file SEC Reports as if the Corporation was subject to Section 13 or 15(d) of the Exchange Act.

2.16 No Additional Rights.

Unless otherwise required by law or the Certificate of Incorporation, the Holders of shares of Series A Term Preferred Stock shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Certificate of Designation.

[Signature Page Begins on the Following Page]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed by its duly authorized officer as of this             day of February, 2012.

GLADSTONE INVESTMENT CORPORATION

By:
Name: David Gladstone Title: Chairman and Chief Executive Officer

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PROSPECTUS

$300,000,000

Common Stock

Preferred Stock

Subscription Rights

Warrants

Debt Securities

We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights, warrants representing rights to purchase shares of our common stock, or debt securities, or a combined offering of these securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the Securities and Exchange Commission may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol “GAIN.” As of September 8, 2011, the last reported sales price for our common stock was $6.42.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission. This information is available free of charge on our corporate website located at http://www.gladstoneinvestment.com. See “Additional Information.” This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 9. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

September 9, 2011

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred. Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Gladstone Investment” refer to Gladstone Investment Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Capital” refers to Gladstone Capital Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; and “Gladstone Companies” refers to our Adviser and its affiliated companies.

GLADSTONE INVESTMENT CORPORATION

General

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005, we completed an initial public offering and commenced operations. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. When we invest in buyouts we do so with the management team of the portfolio companies and with other buyout funds. We also sometimes invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. For federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code.

Our Investment Adviser and Administrator

Our Adviser is our affiliate and investment adviser and is led by a management team which has extensive experience in our lines of business. Excluding our chief financial officer, all of our executive officers serve as either directors or executive officers, or both, of Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Capital, a publicly traded BDC and RIC; our Adviser; and our Administrator. Our treasurer is also an executive officer of Gladstone Securities, a broker dealer registered with the Financial Industry Regulatory Authority, or FINRA. Our Administrator employs our chief financial officer, chief compliance officer, controller, treasurer, internal counsel and their respective staffs.

Our Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates Gladstone Commercial; Gladstone Capital; Gladstone Partners Fund, L.P., a private partnership fund formed primarily to co-invest with us and Gladstone Capital; Gladstone Land, a private agricultural real estate company owned by David Gladstone, our chairman and chief executive officer, and Gladstone Lending Corporation, a private corporation that has filed a registration statement on Form N-2 with the Securities and Exchange Commission, or SEC. In the future, our Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds, both public and private.

We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and our Adviser also has offices in New York, Illinois, Virginia and California.

Our Investment Strategy

We seek to achieve returns through current income generated from senior, subordinated and mezzanine debt, and capital gains from the sale of preferred stock, warrants to purchase common stock and common stock that we purchase in connection with buyouts and recapitalizations of small and mid-sized companies with established management teams. We seek to make investments that generally range between $10 million and $40 million each, although this investment size may vary proportionately as the size of our capital base changes. Typically, our investments mature in no more than seven years and accrue interest at fixed or variable rates with floors in place. We invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were to be investing alone. Because we expect that the majority of our portfolio loans will consist of term debt of private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most of the debt securities we acquire will be unrated. We cannot accurately predict what ratings these loans might receive if they were rated, and thus cannot determine whether or not they could be considered “investment grade” quality. However, for loans that lack a rating by a credit rating agency, investors should assume that these loans will be below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds, and may be considered high risk compared to investment grade debt instruments.

We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. If we were to sell shares of our common stock below our then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

The Nasdaq Global Select Market Symbol	GAIN

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in buyouts and recapitalizations of small and mid-sized companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

Dividends and Distributions	We have paid monthly distributions to the holders of our common stock and generally intend to continue to do so. The amount of the monthly distribution is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income and net short-term taxable capital gains, if any. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of securities will likely pay distributions in accordance with their terms.

Taxation	We intend to continue to elect to be treated for federal income tax purposes as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. Due to the current economic environment, there is a risk that in future quarters we may be unable to satisfy one or more of these requirements. See “Material U.S. Federal Income Tax Considerations.”

Trading at a Discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value, although during the past three years, our common stock has traded consistently, and at times significantly, below net asset value.

Certain Anti-Takeover Provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Delaware law and other measures we have adopted. See “Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws.”

Dividend Reinvestment Plan	We have a dividend reinvestment plan for our stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Management Arrangements	Gladstone Management Corporation serves as our investment adviser, and Gladstone Administration, LLC serves serve as our administrator. For a description of our Adviser, our Administrator, the Gladstone Companies and our contractual arrangements with these companies, see “Management — Certain Transactions — Investment Advisory and Management Agreement,” “Management — Certain Transactions — Administration Agreement” and “Management — Certain Transactions — Loan Servicing Agreement.”

Risks of Losing Tax Status and External Financing Constraints	Currently, we do not meet the 50% threshold of the asset diversification test applicable to RICs under the Code. In addition, committed funding under our credit facility has been significantly reduced over the past two years. As a result, we have very limited ability to fund new investments and may become subject to corporate-level taxation. See “Risk Factors — We currently do not meet the 50% threshold of the asset diversification test applicable to RICs under the Code. If we make any additional investment in the future, including advances under outstanding lines of credit to our portfolio companies, and remain below this threshold as of September 30, 2011, or any subsequent quarter end, we would lose our RIC status unless we are able to cure such failure within 30 days of the quarter end.” and “Risk Factors — In recent years, creditors have significantly curtailed their lending to business development companies, including us. Because of the limited amount of committed funding under our line of credit, we will have limited ability fund new investments if we are unable to expand the facility.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Investment. The following percentages were calculated based on actual expenses incurred in the quarter ended June 30, 2011, and average net assets for the quarter ended June 30, 2011.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—%
Dividend reinvestment plan expenses(1)	None
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees(2)	1.59%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(3)	0.01%
Interest payments on borrowed funds(4)	0.48%
Other expenses(5)	1.42%
Total annual expenses(2)(5)	3.50%

(1)

The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.

(2)

Our annual base management fee is 2% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Investment, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. For the quarter ended June 30, 2011, our Adviser voluntarily agreed to waive the annual base management fee of 2% to 0.5% for those senior syndicated loans that we purchase using borrowings from our credit facility. However, because we held no senior syndicated loans purchased using borrowings under our credit facility during the quarter ended June 30, 2011, the waiver did not impact our expenses for that period, as reflected in the table above. See “Management — Certain Transactions — Investment Advisory and Management Agreement” and footnote 3 below.

(3)

The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 2 above). The capital gains-based incentive fee equals 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year.

Examples	of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

=  100% × (2.00% – 1.75%)

=  0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

=  (100% × (“catch-up”: 2.1875% – 1.75%)) + (20%× (2.30% – 2.1875%))

=  (100% × 0.4375%) + (20% × 0.1125%)

=  0.4375% + 0.0225%

=  0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

=  20% × (6% – 1%)

=  20% × 5%

=  1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Certain Transactions — Investment Advisory and Management Agreement.”

(4)

Includes deferred financing costs. We entered into a revolving credit facility, effective April 13, 2010, under which our borrowing capacity is $50 million. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $50 million at an interest rate of 2% plus an additional fee related to borrowings of 4.5%, for an aggregate rate of 6.5%, interest payments and amortization of deferred financing costs on borrowed funds would have been 1.85% of our average net assets for the quarter ended June 30, 2011.

(5)

Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement. See “Management — Certain Transactions — Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. In the event that securities to which this prospectus related are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$37	$112	$189	$391

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the above example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments. Additionally, because the capital gains-based incentive fee is calculated on a cumulative basis (computed net of all realized capital losses and unrealized capital depreciation) and because of the significant capital losses realized to date, we have assumed that we will not trigger the payment of any capital gains-based incentive fee in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses on a $1,000 investment, assuming a 5% annual return, consisting entirely of capital gains would be $46 for 1 year, $140 for 3 years, $234 for 5 years and $472 for 10 years. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-202-551-8090. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq Global Select Market and our corporate website is located at http://www.gladstoneinvestment.com. The information contained on, or accessible through, our website is not a part of this prospectus.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which registered include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below and all other information provided in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

Risks Related to the Economy

The current state of the economy and the capital markets increases the possibility of adverse effects on our financial position and results of operations. Continued economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results. Continued adversity in the capital markets could impact our ability to raise capital and reduce our volume of new investments.

Despite some signs of economic improvement and stabilization in both the equity and debt markets, conditions within the global credit markets generally continue to experience dislocation and stress. As a result, we do not know if adverse conditions will again intensify, and we are unable to gauge the full extent to which the disruptions will affect us. The longer these uncertain conditions persist, the greater the probability that these factors could continue to increase our costs of, and significantly limit our access to, debt and equity capital and, thus, have an adverse effect on our operations and financial results. Many of our portfolio companies, as well as those companies that we evaluate for investment, are impacted by these economic conditions, and if these conditions persists it may affect their ability to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. These unstable economic conditions could also disproportionately impact some of the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could cause the number of our non-performing assets to increase and the fair value of our portfolio to decrease. The unstable economic conditions may also decrease the value of collateral securing some of our loans as well as the value of our equity investments which would decrease our ability to borrow under our line of credit or raise equity capital, thereby further reducing our ability to make new investments.

The unstable economic conditions have affected the availability of credit generally and we have seen a reduction in committed funding under our line of credit from $125.0 million to $50.0 million and the withdrawal of Deutsche Bank AG as a committed lender. Moreover, during the first quarter of fiscal year 2010, we were forced to sell 29 of the 32 senior syndicated loans that were held in our portfolio of investments at March 31, 2009 in order to repay amounts outstanding under our prior credit facility. The loans, in aggregate, had a cost value of approximately $104.2 million, or 29.9% of the cost value of our total investments, and an aggregate fair value of approximately $69.8 million, or 22.2% of the fair value of our total investments, at March 31, 2009. As a result of these sales, we received approximately $69.2 million in net cash proceeds and recorded a realized loss of approximately $34.6 million. Our current line of credit limits our distributions to stockholders and, as a result, beginning in fiscal year 2010, we decreased our monthly cash distribution rate by 50.0% as compared to the prior year period in an effort to more closely align our distributions to our net investment income. However, we have since increased our distributions by an aggregate of 25% from the distribution rate at March 31, 2011. We do not know when market conditions will fully stabilize, if adverse conditions will intensify or the full extent to which the disruptions will continue to affect us. Also, it is possible that persistent instability of the financial markets could have other unforeseen material effects on our business.

We may experience fluctuations in our quarterly and annual results based on the impact of inflation in the United States.

The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of operations, which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, George Stelljes III, Terry Lee Brubaker and David Dullum, and on the continued operations of our Adviser, for our future success.

We have no employees. Our chief executive officer, president and chief investment officer, chief operating officer and chief financial officer, and the employees of our Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, George Stelljes III, Terry Lee Brubaker and David Dullum in this regard. Our executive officers and the employees of our Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on our Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of our Adviser’s operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon our Adviser and that discontinuation of its operations could have a material adverse effect on our ability to achieve our investment objectives.

Our incentive fee may induce our Adviser to make certain investments, including speculative investments.

The management compensation structure that has been implemented under the Advisory Agreement may cause our Adviser to invest in high risk investments or take other risks. In addition to its management fee, our Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead our Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay our Adviser incentive compensation even if we incur a loss.

The Advisory Agreement entitles our Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. When calculating our incentive compensation, our pre-incentive fee net investment income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with our Adviser, see “Business — Investment Advisory and Management Agreement and Administration Agreement — Fees under the Investment Advisory and Management Agreement.”

For example, during fiscal 2010, based on the Advisory Agreement, our Adviser was entitled to an incentive fee of $588,000 even though we incurred a loss of $4.4 million for the quarter ended December 31, 2009, resulting primarily from a decline in the value of our portfolio. The Adviser’s board of directors subsequently irrevocably waived and credited $102,000 of the incentive fee, resulting in a net incentive fee for the fiscal year ended March 31, 2010 of $486,000.

Our Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement may adversely affect our ability for future growth.

Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on our Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of our Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of our Adviser has substantial responsibilities under the Advisory Agreement. In order to grow, our Adviser will need to hire, train supervise and manage new employees successfully. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the officers and directors of our Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of our Adviser, Gladstone Capital and Gladstone Commercial and the sole stockholder of Gladstone Land. In addition, Mr. Brubaker, our co-vice chairman, chief operating officer and secretary is the vice chairman, chief operating officer and secretary of our Adviser, Gladstone Capital and Gladstone Commercial. Mr. Stelljes, our co-vice chairman and chief investment officer, is also the president and chief investment officer of our Adviser, Gladstone Capital and Gladstone Commercial. Mr. Dullum, our president and a director, is a senior managing director of our Adviser and a director of Gladstone Capital and Gladstone Commercial. Moreover, our Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with those of ours and accordingly may invest in, whether principally or secondarily, asset classes similar to those we target. For example, our Adviser filed a registration statement with the SEC for a proposed initial public offering of common stock of Gladstone Lending Corporation, a proposed fund that would primarily invest in first and second lien term loans. While our Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of our Adviser may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other members of our Adviser and its affiliated companies or investment funds managed by investment managers affiliated with our Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of June 30, 2011, our Board of Directors has approved the following types of co-investment transactions:

•

Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Capital in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•

Additionally, pursuant to an exemptive order granted by the Securities and Exchange Commission, our Adviser may sponsor a private investment fund to co-invest with us or Gladstone Capital in accordance with the terms and conditions of the order.

Certain of our officers, who are also officers of our Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to our Adviser and will reimburse our Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of our Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a business development company, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Although neither we nor our Adviser currently receives fees in connection with managerial assistance, our Adviser provides other services to our portfolio companies and receives fees for these other services. For example, certain of our portfolio companies contract directly with our Adviser for the provision of consulting services. In addition, Gladstone Securities provides investment banking and due diligence services to certain of our portfolio companies.

Our Adviser is not obligated to provide a waiver of the base management fee, which could negatively impact our earnings and our ability to maintain our current level of distributions to our stockholders.

The Advisory Agreement provides for a base management fee based on our gross assets. Since our 2008 fiscal year, our Board of Directors has accepted on a quarterly basis voluntary, unconditional and irrevocable waivers to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, and any waived fees may not be recouped by our Adviser in the future. However, our Adviser is not required to issue these or other waivers of fees under the Advisory Agreement, and to the extent our investment portfolio grows in the future, we expect these fees will increase. If our Adviser does not issue these waivers in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of distributions to our stockholders, which could have a material adverse impact on our stock price.

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries.

We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of investments and fully execute our business plan.

Risks Related to Our External Financing

In recent years, creditors have significantly curtailed their lending to business development companies, including us. Because of the limited amount of committed funding under our line of credit, we will have limited ability to fund new investments if we are unable to expand the facility.

On April 13, 2010, through Business Investment, we entered into a third amended and restated credit agreement providing for a $50.0 million revolving line of credit, which we refer to as the Credit Facility, arranged by Branch Banking and Trust Company, or BB&T, as administrative agent. Key Equipment Finance Company Inc. also joined the Credit Facility as a committed lender. Committed funding under the Credit Facility was reduced from the $125.0 million under our prior credit facility and Deutsche Bank AG, which was a committed lender under the prior credit facility, elected not to participate in the Credit Facility and withdrew its commitment. The Credit Facility may be expanded up to $125.0 million through the addition of other committed lenders to the facility. However, if additional lenders are unwilling to join the facility on its terms, we will be unable to expand the facility and thus will continue to have limited availability to finance new investments under our line of credit. The Credit Facility matures on April 13, 2012, and if the facility is not renewed or extended by this date, all principal and interest will be due and payable within one year of maturity. Between the maturity date and April 13, 2013, our lenders have the right to apply all interest income to amounts outstanding under the Credit Facility. As of August 15, 2011, we had $43.9 million of borrowing capacity under the Credit Facility. There can be no guarantee that we will be able to renew, extend or replace the Credit Facility upon its maturity in 2012 on terms that are favorable to us, if at all. Our ability to expand the Credit Facility, and to obtain replacement financing at the time of its maturity, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand the Credit Facility, or to renew, extend or refinance the Credit Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

•

Senior Securities.    We may issue debt securities, other evidences of indebtedness (including borrowings under our line of credit) and possibly preferred stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a business development company, to issue debt securities, and preferred stock, which we refer to collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. As a result of issuing senior securities, we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions or incur additional indebtedness would be restricted if asset coverage is not at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale, to the extent possible given the limited market for many of our investments, may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders.

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Common Stock.    Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock or senior securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and our common stock may experience dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below net asset value per share to purchasers, other than to our existing stockholders, through a rights offering without first obtaining the approval of our stockholders and our independent directors. At our most recent annual meeting, our stockholders approved such an offering for a period of one year from August 4, 2011. If we were to sell shares of our common stock below our then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. For example, if we issue and sell an additional 10% of our common stock at a 5% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 0.5% or $5 per $1,000 of net asset value. This imposes constraints on our ability to raise capital when our common stock is trading at below net asset value, as it has for more than three years.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Higher interest rates on our borrowings will decrease the overall return on our portfolio.

Ultimately, we expect approximately 80% of the loans in our portfolio to be at variable rates determined on the basis of a LIBOR rate and approximately 20% to be at fixed rates. As of June 30, 2011, our portfolio had approximately 66.4% of the total loans at cost at variable rates with floors and approximately 33.6% of the total loans at cost at fixed rates.

We currently hold one interest rate cap agreement. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Our ability to receive payments pursuant to an interest rate cap agreement is linked to the ability of the counter-party to that agreement to make the required payments. To the extent that the counter-party to the agreement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of the interest rate cap agreement.

In addition to regulatory limitations on our ability to raise capital, our line of credit contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our loans. In order to maintain RIC status, we are required to distribute to our stockholders at least 90% of our ordinary income and short-term capital gains on an annual basis. Accordingly, such earnings will not be available to fund additional investments. Therefore, we entered into a Credit Facility, which provides us with a revolving credit line facility of $50.0 million, of which $43.9 million was available for borrowings as of August 15, 2011. The Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set out in the credit agreement. Current market conditions have forced us to write down the value of a portion of our assets as required by the 1940 Act and fair value accounting rules. These are not realized losses but constitute adjustment in asset values for purposes of financial reporting and for collateral value for the Credit Facility. As assets are marked down in value, the amount we can borrow on the Credit Facility decreases.

As a result of the Credit Facility, we are subject to certain limitations on the type of loan investments we make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, and average life. The credit agreement also requires us to comply with other financial and operational covenants, which require us to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum net worth. As of June 30, 2011, we were in compliance with these covenants; however, our continued compliance with these covenants depends on many factors, some of which are beyond our control. In particular, depreciation in the valuation of our assets, which valuation is subject to changing market conditions that remain very volatile, affects our ability to comply with these covenants.

During the year ended March 31, 2011, net unrealized depreciation on our investments was $23.2 million, which reflected the reversal of $21.9 million in unrealized appreciation resulting from our realized gains. Excluding reversals, we had $1.3 million in unrealized depreciation for the year ended March 31, 2011. During the year ended March 31, 2010, net unrealized appreciation on our investments was $14.3 million, which reflected the reversal of $35.7 million in unrealized depreciation resulting from our realized losses. Excluding reversals, we had $21.4 million in unrealized depreciation for the year ended March 31, 2010. Given the volatility in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the covenants under the Credit Facility. Accordingly, there are no assurances that we will continue to comply with these covenants. Under the Credit Facility, we are also required to maintain our status as a BDC under the 1940 Act and as a RIC under the Code. Because of changes in our asset portfolio, due to significant sales of Non-Control/Non-Affiliate investments during fiscal 2010, there is a significant possibility that we may not meet the asset diversification threshold under the Code’s rules applicable to a RIC as of our next quarterly testing date, September 30, 2011. Although this failure alone, in our current situation, will not cause us to lose our RIC status, our status could be jeopardized if we make any new investments, including additional investments in our portfolio companies (such as advances under our outstanding lines of credit). For more information on our current RIC status, see “Material U.S. Federal Income Tax Considerations — Regulated Investment Company Status.” Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

Any inability to renew, extend or replace our line of credit on terms favorable to us, or at all, could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

Availability under the Credit Facility will terminate on April 13, 2012, and if the facility is not renewed or extended by such date, all principal and interest will be due and payable on April 13, 2013, one year after the date of maturity. Between the maturity date and April 13, 2013, our lenders have the right to apply all interest income to amounts outstanding under the Credit Facility. As of August 15, 2011, there was $3.5 million of borrowings outstanding under the Credit Facility. There can be no guarantee that we will be able to renew, extend or replace the Credit Facility on terms that are favorable to us, or at all. Our ability to obtain replacement financing will be constrained by current economic conditions affecting the credit markets. Consequently, any renewal, extension or refinancing of the Credit Facility will potentially result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds with regard to our ability to fund investments or maintain distributions to stockholders. If we are unable to secure replacement financing and we have borrowings outstanding under the Credit Facility, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, and such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under the line of credit. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings and assets and voting interest in us.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us and make the types of investments that we seek to make in small and mid-sized companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. The competitive pressures we face could have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in small and medium-sized portfolio companies are extremely risky and could cause you to lose all or a part of your investment.

Investments in small and medium-sized portfolio companies are subject to a number of significant risks including the following:

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Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses.    Our portfolio companies may have fewer resources than larger businesses. Therefore, current unstable economic conditions, and any further economic downturns or recessions, are more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering, would be diminished.

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Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them.    Our strategy includes providing financing to portfolio companies that typically is not readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower’s financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained from the borrower’s management. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender’s security interest.

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Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses.    Because our target portfolio companies are smaller businesses, they will tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

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There is generally little or no publicly available information about these businesses.    Because we seek to invest in privately-owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, our Adviser and its employees and consultants to perform due diligence investigations of these portfolio companies, their operations and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

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Small and medium-sized businesses generally have less predictable operating results.    We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay our loan would be jeopardized.

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Small and medium-sized businesses are more likely to be dependent on one or two persons.    Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

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Small and medium-sized businesses may have limited operating histories.    While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value.

Our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has established an investment valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of our debt securities rely on the opinions of value submitted to us by SPSE or the use of internally developed discounted cash flow, or DCF, methodologies or indicative bid price, or IBP, offered by the respective originating syndication agent’s trading desk, or secondary desk, specifically for our syndicated loans, or internal methodologies based on the total enterprise value, or TEV, of the issuer used for certain of our equity investments. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and SPSE may decline to make requested evaluations for any reason in its sole discretion. However, to date, SPSE has accepted each of our requests for evaluation.

Our use of these fair value methods is inherently subjective and is based on estimates and assumptions of each security. In the event that we are required to sell a security, we may ultimately sell for an amount materially less than the estimated fair value calculated by SPSE, or utilizing the TEV, IBP or the DCF methodology. During April and May of 2009, we completed the sale of 29 of the 32 senior syndicated loans that were held in our portfolio of investments at March 31, 2009 to various investors in the syndicated loan market. As a result of these sales, we received approximately $69.2 million in net cash proceeds, which was approximately $34.6 million less than the cost value of such investments recorded as of December 31, 2008.

Our procedures also include provisions whereby our Adviser will establish the fair value of any equity securities we may hold where SPSE or third-party agent banks are unable to provide evaluations. The types of factors that may be considered in determining the fair value of our debt and equity securities include some or all of the following:

•	the nature and realizable value of any collateral;

•	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

•	the markets in which the portfolio company does business;

•	the comparison to publicly traded companies; and

•	discounted cash flow and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

A portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessment using our own valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. We believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities. However, determination of fair value for securities that are not publicly traded, whether or not we use the recommendations of an independent third-party evaluator, necessarily involves the exercise of subjective judgment. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity of our privately held investments may adversely affect our business.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

Due to the uncertainty inherent in valuing these securities, our determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. This risk is heightened as a result of our sale of the majority of senior syndicated loans in the quarter ended June 30, 2009. As a result of these sales and other exits, the total number of portfolio companies in which we hold investments decreased from 46 at March 31, 2009 to 17 at June 30, 2011. Our five largest investments represented 56.5% of the fair value of our total portfolio at June 30, 2011, compared to 48.7% at March 31, 2009. Any disposition of a significant investment in one or more companies may negatively impact our net investment income and limit our ability to pay distributions.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We anticipate that some of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments, which would likely harm our operating results and financial condition.

Prepayments of our investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments that we make in our portfolio companies may be repaid prior to maturity. For the year ended March 31, 2011, we received principal payments prior to maturity of $ 59.0 million. We will first use any proceeds from prepayments to repay any borrowings outstanding on our line of credit. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Higher taxation of our portfolio companies may impact our quarterly and annual operating results.

The adverse effect of current unstable economic conditions on federal, state and municipality revenues may induce these government entities to raise various taxes to make up for lost revenues. Additional taxation may have an adverse affect on our portfolio companies’ earnings and reduce their ability to repay our loans to them, thus affecting our quarterly and annual operating results.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

As of June 30, 2011, we had investments in 17 portfolio companies, of which there were five investments, Venyu Solutions, Inc., or Venyu, Acme Cryogenics, Inc., or Acme, Mitchell Rubber Products, Inc., or Mitchell, Cavert II Holdings Corp., or Cavert, and Noble Logistics, Inc., or Noble, that comprised approximately $93.3 million or 56.5% of our total investment portfolio, at fair value. Additionally, in August 2011, we made an investment in the aggregate amount of $28.1 million in SOG Specialty Knives and Tools, LLC, or SOG. A consequence of a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such loans or a substantial write-down of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets. As of June 30, 2011, 23.5% of our total investments, at fair value, were invested in chemicals, plastics and rubber companies, 15.3% of our total investments, at fair value, were invested in containers, packaging and glass companies and 15.3% of our total investments, at fair value, were invested in electronics companies. As a result, a downturn in an industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us.

Our investments are typically long term and will require several years to realize liquidation events.

Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

The disposition of our investments may result in contingent liabilities.

Currently, all of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the underlying portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investments and subordinate all, or a portion, of our claims to that of other creditors. Holders of debt instruments ranking senior to our investments typically would be entitled to receive payment in full before we receive any distributions. After repaying such senior creditors, such portfolio company may not have any remaining assets to use to repay its obligation to us. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances in which we exercised control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Portfolio company litigation could result in additional costs and the diversion of management time and resources.

In the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers sometimes serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, such officers may be named as defendants in such litigation, which could result in additional costs and the diversion of management time and resources.

We may not realize gains from our equity investments and other yield enhancements.

When we make a subordinated loan, we may receive warrants to purchase stock issued by the borrower or other yield enhancements, such as success fees. Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants and other yield enhancements will offset any losses we experience on loan defaults. However, any warrants we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be realized. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio. During the fiscal year ended March 31, 2011, and the three months ended June 30, 2011 we successfully achieved realized gains of $29.2 million, in aggregate, with the sales of A. Stucki Holding Corp., or A. Stucki, in June 2010 and Chase II Holding Corp., or Chase, in December 2010, and the recapitalization of Cavert, in April 2011. At the time of the recapitalization of Cavert, we also received $2.3 million in a partial redemption of our preferred stock and $0.7 million in preferred dividends, and we invested $5.7 million in new subordinated debt of Cavert. These transactions, however, were the first management-supported buyout liquidity events since the inception of our fund in 2005. There can be no guarantees that such realized gains can be achieved in future periods and the impact of such sales on our results of operations for fiscal 2011 should not be relied upon as being indicative of performance in future periods.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Since our inception, we have, at times, incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to stockholders in future periods.

Hedging strategies can pose risks to us and our stockholders.

If one of our portfolio companies goes public in the future, we may undertake hedging strategies with regard to any equity interests that we may have in that company. We may seek to mitigate risks associated with the volatility of publicly traded securities by, for example, selling securities short or writing or buying call or put options. It is possible, however, that utilizing short-selling transactions, derivative instruments and hedging strategies of the type we may use might not perform as intended or expected, resulting in higher realized losses and unforeseen cash needs. In addition, these transactions depend on the performance of various counterparties. Due to the challenging conditions in the financial markets, these counterparties may fail to perform, thus rendering our transactions ineffective, which would likely result in significant losses. In addition, hedging transactions would also limit our opportunity to gain from an increase in the value of our investment in the public company.

Risks Related to Our Regulation and Structure

We currently do not meet the 50% threshold of the asset diversification test applicable to RICs under the Code. If we make any additional investment in the future, including advances under outstanding lines of credit to our portfolio companies, and remain below this threshold as of September 30, 2011, or any subsequent quarter end, we would lose our RIC status unless we are able to cure such failure within 30 days of the quarter end.

In order to maintain RIC status under the Code, in addition to other requirements, as of the close of each quarter of our taxable year, we must meet the asset diversification test, which requires that at least 50% of the value of our assets consist of cash, cash items, U.S. government securities, the securities of other RICs and other securities to the extent such other securities of any one issuer do not represent more than 5% of our total assets or more than 10% of the voting securities of such issuer. As a result of changes in the makeup of our assets during April and May 2009, due to the Syndicated Loan Sales, we fell below the 50% threshold. At June 30, 2011, as with each quarterly measurement date following the Syndicated Loan Sales, we satisfied the 50% threshold through the purchase of short-term qualified securities, which was funded primarily through a short-term loan agreement. Subsequent to the June 30, 2011 measurement date, the short-term qualified securities matured, and we repaid the short-term loan, at which time we again fell below the 50% threshold. Until the composition of our assets is above the required 50% threshold, we will continue to seek to deploy similar purchases of qualified securities using short-term loans that would allow us to satisfy the asset diversification test, thereby allowing us to make new or additional investments. There can be no assurance, however, that we will be able to enter into such a transaction on reasonable terms, if at all. Failure to meet this threshold alone does not result in loss of our RIC status in our current situation. In circumstances where the failure to meet the 50% threshold as of a quarterly measurement date is the result of fluctuations in the value of assets, including in our case as a result of the sale of assets, we are still deemed under the rules to have satisfied the asset diversification test and, therefore, maintain our RIC status, as long as we have not made any new investments, including additional investments in our portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. Thus, while we currently qualify as a RIC despite our current inability to meet the 50% threshold and potential inability to do so in the future, if we make any new or additional investments before regaining compliance with the asset diversification test, our RIC status will be threatened. Because, in most circumstances, we are contractually required to advance funds on outstanding lines of credit upon the request of our portfolio companies, we may have a limited ability to avoid adding to existing investments in a manner that would cause us to fail the asset diversification test as of September 30, 2011 or as of subsequent quarterly measurement dates.

If we were to make a new or additional investment before regaining compliance with the 50% threshold, and we did not regain compliance prior to the next quarterly measurement date following such investment, we would have thirty days to “cure” our failure to meet the 50% threshold to avoid our loss of RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital as we have done, or changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again meet or exceed the 50% threshold. Our ability to implement any of these cures would be subject to market conditions and a number of risks and uncertainties that would be, in part, beyond our control. Accordingly, we cannot guarantee you that we would be successful in curing any failure of the asset diversification test, which would subject us to corporate level tax. For additional information about the consequences of failing to satisfy the RIC qualification, see “— We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.”

We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create “original issue discount,” which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Business — Competitive Advantages — Leverage” and “Material U.S. Federal Income Tax Considerations — Regulated Investment Company Status.”

From time to time, some of our debt investments may include success fees that would generate payments to us if the business is ultimately sold. Because the satisfaction of these success fees, and the ultimate payment of these fees, is uncertain, we do not recognize them as income until we have received payment. We sought and received a private letter ruling from the Internal Revenue Service, or the IRS, related to our tax treatment for success fees. In the ruling, executed by our consent on January 3, 2011, we, in effect, will continue to account for the recognition of income from the success fees upon receipt, or when the amount becomes fixed. However, starting January 1, 2011, the tax characterization of the success fee amount will be treated as ordinary income. Prior to January 1, 2011, we had treated the success fee amount as a realized gain for tax characterization purposes. The private letter ruling does not require us to retroactively change the capital gains treatment of the success fees received prior to January 1, 2011. As a result, we will be required to distribute such amounts to our stockholders in order to maintain RIC status for success fees we receive after January 1, 2011.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see “Business — Regulation as a Business Development Company” and “Material U.S. Federal Income Tax Considerations — Regulated Investment Company Status.”

Provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could restrict a change in control and have an adverse impact on the price of our common stock.

We are subject to provisions of the Delaware General Corporation Law that, in general, prohibit any business combination with a beneficial owner of 15% or more of our common stock for three years unless the holder’s acquisition of our stock was either approved in advance by our Board of Directors or ratified by the Board of Directors and stockholders owning two-thirds of our outstanding stock not owned by the acquiring holder. Although we believe these provisions collectively provide for an opportunity to receive higher bids by requiring potential acquirers to negotiate with our Board of Directors, they would apply even if the offer may be considered beneficial by some stockholders.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our Board of Directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our Board of Directors to induce the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Risks Related to an Investment in Our Common Stock

We may experience fluctuations in our quarterly and annual operating results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets resulting from operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive distributions.

Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis by paying monthly distributions. On an annual basis, we intend to distribute net long-term capital gains, after giving effect to any prior year realized losses that are carried forward, by paying a one-time distribution. However, our Board of Directors may determine in certain cases to retain net realized long-term capital gains through a “deemed distribution” to supplement our equity capital and support the growth of our portfolio In addition, our line of credit restricts the amount of distributions we are permitted to make. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions.

Distributions by us have included and may in the future include a return of capital.

Our Board of Directors declares monthly distributions based on estimates of taxable income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our distributions are based on estimates of taxable income that may differ from actual results, future distributions payable to our stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a stockholder’s original investment in shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have a material adverse impact on our ability to make new investments.

The market price of our shares may fluctuate significantly.

The trading price of our common stock may fluctuate substantially. The extreme volatility and disruption that have affected the capital and credit markets for over two years have reached unprecedented levels in recent months and we have experienced significant stock price volatility.

The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include, but are not limited to, the following:

•	general economic trends and other external factors;

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•

significant volatility in the market price and trading volume of shares of RICs, business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of business development company status;

•	loss of RIC status;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to our shares or business development companies generally;

•	the announcement of proposed, or completed, offerings of our securities, including a rights offering; and

•	loss of a major funding source.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

The issuance of subscription rights to our existing stockholders may dilute the ownership and voting powers by existing stockholders in our common stock, dilute the net asset value of their shares and have a material adverse effect on the trading price of our common stock.

In April 2008 we completed an offering of transferable rights to subscribe for additional shares of our common stock, or subscription rights. We determined to raise equity in this manner primarily because of the capital raising constraints applicable to us under the 1940 Act when our stock is trading below its net asset value per share, as it was at the time of the offering. In the event that we again issue subscription rights to our existing stockholders, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in the Company than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than our most recently determined net asset value per share, our stockholders are likely to experience an immediate dilution of the per share net asset value of their shares as a result of the offer. As a result of these factors, any future rights offerings of our common stock, or our announcement of our intention to conduct a rights offering, could have a material adverse impact on the trading price of our common stock.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

Shares of closed-end investment companies frequently trade at a discount from net asset value. Since our inception, our common stock has at times traded above and below net asset value. During the past three years, our common stock has traded consistently, and at times significantly, below net asset value. Subsequent to June 30, 2011, our stock has traded at discounts of up to 27.6% of our net asset value per share, which was $9.06 as of June 30, 2011. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our net asset value per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our net asset value, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our net asset value. Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below net asset value per share to purchasers other than our existing stockholders through a rights offering without first obtaining the approval of our stockholders and our independent directors. Additionally, at times when our stock is trading below its net asset value per share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional shares in such circumstances. Thus, for as long as our common stock trades below net asset value we will be subject to significant constraints on our ability to raise capital through the issuance of common stock. Additionally, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

At our most recent annual meeting, our stockholders approved a proposal designed to allow us to access the capital markets in a way that absent stockholder approval we were previously unable to as a result of restrictions that apply to business development companies under the 1940 Act. Specifically, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for a period of one year, provided that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to such sale. During the past three years, our common stock has traded consistently, and at times significantly, below net asset value. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. The greater the difference between the sale price and the net asset value per share at the time of the offering, the more significant the dilutive impact would be. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect, if any, cannot be currently predicted. However, if, for example, we sold an additional 10% of our common stock at a 5% discount from net asset value, a stockholder who did not participate in that offering for its proportionate interest would suffer net asset value dilution of up to 0.5% or $5 per $1,000 of net asset value.

Other Risks

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information, whether through breach of our network security or otherwise.

Maintaining our network security is of critical importance because our systems store highly confidential financial models and portfolio company information. Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Terrorist attacks, acts of war, or national disasters may affect any market for our common stock, impact the businesses in which we invest, and harm our business, operating results, and financial conditions.

Terrorist acts, acts of war, or national disasters have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or national disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks and national disasters are generally uninsurable.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker, George Stelljes III or David Dullum; (4) changes in our business strategy; (5) availability, terms and deployment of capital; (6) changes in our industry, interest rates, exchange rates or the general economy; (7) the degree and nature of our competition; and (8) those factors described in the “Risk Factors” sections of this prospectus and any accompanying prospectus supplement. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately 6.5% and matures on April 13, 2012. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each distribution when declared while the actual tax characteristics of distributions are reported annually to each stockholder on Form 1099 – DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our dividend reinvestment plan on the stockholder’s behalf. See “Risk Factors — We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations.”

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “GAIN.” Our common stock has historically traded at prices both above and below its net asset value. There can be no assurance, however, that any premium to net asset value will be attained or maintained. As of August 15, 2011, we had 30 stockholders of record.

The following table sets forth the range of high and low closing sales prices of our common stock as reported on the Nasdaq Global Select Market and the dividends declared by us for the last two completed fiscal years and the current fiscal year through September 8, 2011.

SHARE PRICE DATA

	Net Asset Value Per Share(1)	Closing Sales Price		Dividend Declared	Discount of High Sales Price to Net Asset Value(2)	Discount of Low Sales Price to Net Asset Value(2)
		High	Low
Fiscal Year ended March 31, 2010
First Quarter	$9.19	$5.38	$3.52	$0.120	41%	62%
Second Quarter	8.24	5.37	4.02	0.120	35	51
Third Quarter	7.93	5.11	4.41	0.120	36	44
Fourth Quarter	8.74	6.23	4.61	0.120	29	47
Fiscal Year ended March 31, 2011
First Quarter	8.86	6.89	5.13	0.120	22	42
Second Quarter	8.43	6.93	5.52	0.120	18	35
Third Quarter	9.00	7.90	6.61	0.120	12	27
Fourth Quarter	9.00	8.28	6.92	0.120	8	23
Fiscal Year ending March 31, 2012
First Quarter	9.06	7.74	6.81	0.135	15	25
Second Quarter (through September 8, 2011)	*	7.67	6.39	0.150	*	*

(1)

Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values shown are based on outstanding shares at the end of each period.

(2)

The premiums set forth in these columns represent the high or low, as applicable, closing price per share for the relevant quarter minus the net asset value per share as of the end of such quarter, and therefore may not reflect the premium to net asset value per share on the date of the high and low closing prices.

*	Not yet available, as the net asset value per share as of the end of this quarter has not yet been determined.

CONSOLIDATED SELECTED FINANCIAL AND OTHER DATA

The following tables summarize our consolidated selected financial data and other data. The consolidated selected financial data as of March 31, 2011 and 2010 and for the fiscal years ended March 31, 2011, 2010 and 2009 is derived from our audited consolidated financial statements included in this prospectus. The consolidated selected financial data as of and for the three months ended June 30, 2011 and 2010 is derived from our unaudited consolidated financial statements included in this prospectus. The consolidated selected financial data as of March 31, 2009, 2008 and 2007 and for the fiscal years ended March 31, 2008 and 2007 is derived from our audited consolidated financial statements that are not included in this prospectus. The other data included in the second table below is unaudited. You should read the data in the tables below together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

	Three Months Ended June 30,		Year Ended March 31,
	2011 (unaudited)	2010 (unaudited)
			2011	2010	2009	2008	2007
	(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND PER UNIT DATA)
Statement of operations data:
Total investment income	$5,262	$7,248	$26,064	$20,785	$25,812	$27,894	$17,262
Total expenses net of credits from Adviser	1,762	3,041	9,893	10,187	12,424	14,842	6,114

Net investment income	3,500	4,207	16,171	10,598	13,388	13,052	11,148

Net gain (loss) on investments	687	1,161	268	(21,669)	(24,837)	(13,993)	(3,879)

Net increase (decrease) in net assets resulting from operations	$4,187	$5,368	$16,439	$(11,071)	$(11,449)	$(941)	$7,269

Per share data(1):
Net increase (decrease) in net assets resulting from operations per common share — basic and diluted	$0.19	$0.24	$0.74	$(0.50)	$(0.53)	$(0.06)	$0.44
Net investment income before net gain (loss) on investments per common share — basic and diluted	0.16	0.19	0.73	0.48	0.62	0.79	0.67
Cash distributions declared per share	0.13	0.12	0.48	0.48	0.96	0.93	0.86
Statement of assets and liabilities data:
Total assets	$242,132	$290,910	$241,109	$297,161	$326,843	$352,293	$323,590
Net assets	200,035	195,706	198,829	192,978	214,802	206,445	222,819
Net asset value per share	9.06	8.86	9.00	8.74	9.73	12.47	13.46
Common shares outstanding	22,080,133	22,080,133	22,080,133	22,080,133	22,080,133	16,560,100	16,560,100
Weighted common shares outstanding — basic and diluted	22,080,133	22,080,133	22,080,133	22,080,133	21,545,936	16,560,100	16,560,100
Senior securities data:
Borrowings under line of credit(2)	$—	$16,500	$—	$27,812	$110,265	$144,835	$100,000
Short-term loan(2)	40,000	75,000	40,000	75,000	—	—	—
Asset coverage ratio(3)(4)	537%	301%	534%	281%	293%	242%	323%
Asset coverage per unit(4)	$5,371	$3,006	$5,344	$2,814	$2,930	$2,422	$3,228

(1)	Per share data for net increase (decrease) in net assets resulting from operations is based on the weighted common stock outstanding for both basic and diluted.

(2)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.

(3)

As a business development company, we are generally required to maintain an asset coverage ratio of 200% of total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to total borrowings and guaranty commitments.

(4)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.

	Three Months Ended June 30,		Year Ended March 31,
	2011	2010	2011	2010	2009	2008	2007
	(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND PER UNIT DATA)
Other unaudited data:
Number of portfolio companies	17	15	17	16	46	52	47
Average size of portfolio company investment at cost	$12,603	$12,322	$11,600	$14,223	$7,586	$6,746	$5,843
Principal amount of new investments	22,459	1,354	43,634	4,788	49,959	175,255	182,953
Proceeds from loan repayments and investments sold	11,136	61,059	97,491	90,240	46,742	96,437	61,167
Weighted average yield on investments(1)	12.03%	10.31%	11.39%	11.02%	8.22%	8.91%	8.72%
Total return(2)	(6.67)	(0.99)	38.56	79.80	(51.65)	(31.54)	4.36

(1)	Weighted average yield on investments equals interest income on investments divided by the annualized weighted average investment balance throughout the year.

(2)

Total return equals the increase (decrease) of the ending market value over the beginning market value, taking into account dividends reinvested in accordance with our dividend reinvestment plan, divided by the monthly beginning market value.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(dollar amounts in thousands, except per share data and as otherwise indicated)

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere herein.

OVERVIEW

General

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. In addition, for tax purposes, we have elected to be treated as a RIC under the Code.

Business Environment

We remain cautious about a long-term economic recovery. The recent recession in general, and the disruptions in the capital markets in particular, have impacted our liquidity options and increased the cost of debt and equity capital. Many of our portfolio companies, as well as those that we evaluate for possible investment, are impacted by these economic conditions, and if these conditions persist, it may affect their ability to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. While these conditions are challenging, we are seeing an increase in the number of new investment opportunities consistent with our investing strategy of providing subordinated debt with equity enhancement features and direct equity in support of management and sponsor-led buyouts of small and medium-sized companies.

These new investment opportunities translated into two new proprietary deals during the year ended March 31, 2011. In October 2010, we invested $25.0 million in Venyu, consisting of subordinated debt and preferred equity. Venyu, headquartered in Baton Rouge, Louisiana, is a leader in commercial-grade, customizable solutions for data protection, data hosting and disaster recovery. In December 2010, we invested $10.5 million in Precision Southeast, Inc., or Precision, consisting of senior debt and preferred and common equity. Precision, headquartered in Myrtle Beach, South Carolina, is a custom injection molding company, focused on the filtration, consumer and industrial markets. Subsequent to our fiscal year end, in April 2011, we invested $16.4 million in Mitchell consisting of subordinated debt and equity. Mitchell, headquartered in City of Industry, California, develops, mixes, and molds rubber compounds for specialized applications in the non-tire rubber market. Additionally, in August 2011, we invested $28.1 million in SOG Specialty Knives, LLC, or SOG, consisting of debt and equity. SOG, headquartered in Lynnwood, Washington, designs and produces specialty knives and tools for the hunting/outdoors, military/law enforcement and industrial markets.

The increased investing opportunities in the marketplace have also presented opportunities for us to achieve realized gains and other income. We achieved a significant amount of liquidity and realized gains with the sales of A. Stucki and Chase II Holding Corp., or Chase, in June and December 2010, respectively, and the recapitalization of Cavert II Holding Corporation, or Cavert, in April 2011. The sale of our equity in A. Stucki resulted in net cash proceeds to us of $21.4 million, and a realized gain of $16.6 million. In connection with the equity sale, we accrued and received cash dividend proceeds of $0.3 million from our preferred stock investment in A. Stucki. At the same time, we received $30.6 million in payment of our principal, accrued interest and success fees on the loans to A. Stucki. Additionally, immediately prior to the sale of A. Stucki, we received a special distribution of property with a fair value of $0.5 million, which was recorded as dividend income and is reflected as a Control investment, Neville Limited, on our Consolidated Schedule of Investments as of March 31, 2011. The net cash proceeds to us from the sale of our equity in Chase were $13.9 million, resulting in a realized gain of $6.9 million. In connection with the equity sale, we accrued and received cash dividend proceeds of $4.0 million from our preferred stock investment. At the same time, we received $22.9 million in repayment of our principal, accrued interest and success fees on the loans to Chase.

In April 2011, we sold our common equity investment in and received partial redemption of our preferred stock, while investing new subordinated debt, in Cavert as part of a recapitalization. The gross cash proceeds we received from the sale of our equity in Cavert were $5.6 million, resulting in a realized gain of $5.5 million. At the same time, we received $2.3 million in a partial redemption of our preferred stock, received $0.7 million in preferred dividends and invested $5.7 million in new subordinated debt of Cavert.

The A. Stucki, Chase, and Cavert transactions were our first management-supported buyout liquidity events, and each was an equity investment success, highlighting our investment strategy of striving to achieve returns through current income from debt investments and capital gains from equity investments. We will strive to utilize this liquidity and the borrowing availability under our Credit Facility to make new investments to potentially increase our net investment income and generate capital gains to enhance our ability to pay dividends to our stockholders.

Due to losses realized during the fiscal year ended March 31, 2010, which occurred in connection with the Syndicated Loan Sales, described below, which were available to offset future realized gains, we were not required to distribute the realized gains from the A. Stucki and Chase sales to stockholders during the fiscal year ended March 31, 2011, nor is it expected that we will we be required to distribute the realized gains from the Cavert recapitalization during the fiscal year ending March 31, 2012. However, our recent successful exits have largely, but not entirely, offset prior periods’ realized losses, and should we have additional realized gains in the future, we may be required to distribute them to our stockholders. The economic conditions in 2008 and 2009 affected the general availability of credit, and, as a result, during the quarter ended June 30, 2009, we sold 29 senior syndicated loans that were held in our portfolio of investments at March 31, 2009, to various investors in the syndicated loan market, which we refer to as the Syndicated Loan Sales, to repay amounts outstanding under our prior line of credit with Deutsche Bank AG, which we refer to as the Prior Credit Facility, which matured in April 2009. These loans, in aggregate, had a cost of approximately $104.2 million, or 29.9% of the cost of our total investments, and an aggregate fair value of approximately $69.8 million, or 22.2% of the fair value of our total investments, at March 31, 2009. As a result of the settlement of the Syndicated Loan Sales and other exits, we had one remaining syndicated loan at June 30, 2011, although this loan was repaid at par subsequent to June 30, 2011. Collectively, these sales have changed our asset composition in a manner that has affected our ability to satisfy certain elements of the Code’s rules for maintenance of our RIC status. To maintain our status as a RIC, in addition to other requirements, as of the close of each quarter of our taxable year, we must meet the asset diversification test, which requires that at least 50% of the value of our assets consist of cash, cash items, U.S. government securities or certain other qualified securities, which we refer to as the 50% threshold. During the quarter ended June 30, 2011, we again fell below the required 50% threshold.

Failure to meet the 50% threshold alone will not result in our loss of RIC status. In circumstances where the failure to meet the 50% threshold is the result of fluctuations in the value of assets, including as a result of the sale of assets, we will still be deemed to have satisfied the 50% threshold and, therefore, maintain our RIC status, provided that we have not made any new investments, including additional investments in our existing portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. At June 30, 2011, we satisfied the 50% threshold primarily through the purchase of short-term qualified securities, which was funded through a short-term loan agreement. Subsequent to the June 30, 2011 measurement date, the short-term qualified securities matured and we repaid the short-term loan. See “— Recent Developments — Short-Term Loan” for more information regarding this transaction. As of the date of this filing, we remain below the 50% threshold.

Thus, while we currently qualify as a RIC despite our recent inability to meet the 50% threshold and potential inability to do so in the future, if we make any new or additional investments before regaining compliance with the asset diversification test, our RIC status will be threatened. If we make a new or additional investment and fail to regain compliance with the 50% threshold on the next quarterly measurement date following such investment, we will be in non-compliance with the RIC rules and will have thirty days to “cure” our failure to meet the 50% threshold to avoid the loss of our RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital, or changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again exceed the 50% threshold on a consistent basis.

Until the composition of our assets is above the required 50% threshold on a consistent basis, we will continue to seek to employ similar purchases of qualified securities using short-term loans that would allow us to satisfy the 50% threshold, thereby allowing us to make additional investments. There can be no assurance, however, that we will be able to enter into such a transaction on reasonable terms, if at all. We also continue to explore a number of other strategies, including changing the composition of our assets, which could include full or partial divestitures of investments, and raising additional equity or debt capital, such that we would once again exceed the 50% threshold on a consistent basis. Our ability to implement any of these strategies will be subject to market conditions and a number of risks and uncertainties that are, in part, beyond our control.

The Syndicated Loan Sales significantly changed the overall composition and reduced the total size of our portfolio. Because the Syndicated Loan Sales were from our Non-Control/Non-Affiliate investment category, the fair value of our Non-Control/Non-Affiliate investments decreased from 30.2% to 9.0% of our total portfolio from March 31, 2009 to June 30, 2011, respectively. In addition, the size of our portfolio decreased because we exited or received principal prepayments in the aggregate of $205.6 million in investments, at cost, partially offset by $70.9 million in disbursements to new and existing portfolio companies, from March 31, 2009 to June 30, 2011. We expect the overall composition of our investment portfolio to continue to consist of primarily Control and Affiliate investments.

On April 13, 2010, through our wholly-owned subsidiary, Gladstone Business Investment, LLC, or Business Investment, we entered into a third amended and restated credit agreement providing for a $50.0 million, two year revolving line of credit, which we refer to as the Credit Facility, arranged by Branch Banking and Trust Company, or BB&T, as administrative agent. Key Equipment Finance Company Inc. also joined the Credit Facility as a committed lender. The Credit Facility’s maturity date is April 13, 2012, and if it is not renewed or extended by then, all principal and interest will be due and payable one year later, on or before April 13, 2013. Advances under the Credit Facility were modified to generally bear interest at the 30-day London Interbank Offered Rate, or LIBOR, (subject to a minimum rate of 2.0%), plus 4.5% per annum, with a commitment fee of 0.50% per annum on undrawn amounts when advances outstanding are above 50.0% of the commitment and 1.0% on undrawn amounts if the advances outstanding are below 50.0% of the commitment. In connection with the Credit Facility renewal, we paid an upfront fee of 1.0%. The Credit Facility limits payments on distributions to the aggregate net investment income for each of the twelve month periods ended March 31, 2011 and 2012. Other significant changes to the Credit Facility include a reduced minimum net worth covenant, which was modified to $155.0 million plus 50.0% of all equity and subordinated debt raised after April 13, 2010 and to maintain “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act. As of August 15, 2011, there was $3.5 million outstanding under the Credit Facility, and $43.9 million was available for borrowing due to certain limitations on our borrowing base.

Challenges in the current market are intensified for us by certain regulatory limitations under the Code and the 1940 Act, as well as contractual restrictions under the agreement governing our Credit Facility that further constrain our ability to access the capital markets. To maintain our qualification as a RIC, we must satisfy, among other requirements, an annual distribution requirement to pay out at least 90% of our ordinary income and short-term capital gains to our stockholders. Because we are required to distribute our income in this manner, and because the illiquidity of many of our investments makes it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. Our external financing sources include the issuance of equity securities, debt securities or other leverage, such as borrowings under our line of credit. Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have at least a 200% asset coverage ratio, meaning, generally, that for every dollar of debt, we must have two dollars of assets.

Market conditions have also affected the trading price of our common stock and thus our ability to finance new investments through the issuance of equity. On August 15, 2011, the closing market price of our common stock was $7.17, which represented a 20.9% discount to our June 30, 2011 net asset value, or NAV, per share of $9.06. When our stock trades below NAV, as it has consistently since September 30, 2008, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock at an issuance price below NAV per share without stockholder approval other than through sales to our then-existing stockholders pursuant to a rights offering. At our annual meeting of stockholders held on August 4, 2011, our stockholders approved a proposal which authorizes us to sell shares of our common stock at a price below our then current NAV per share for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale and subject to additional limitations, including that the cumulative number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale.

The unsteady economic recovery may also continue to cause the value of the collateral securing some of our loans to fluctuate, as well as the value of our equity investments, which has impacted and may continue to impact our ability to borrow under our Credit Facility. Additionally, our Credit Facility contains covenants regarding the maintenance of certain minimum loan concentrations and net worth covenants, which are affected by the decrease in value of our portfolio. Failure to meet these requirements would result in a default which, if we are unable to obtain a waiver from our lenders, would result in the acceleration of our repayment obligations under our Credit Facility. As of June 30, 2011, we were in compliance with all of our Credit Facility’s covenants.

We expect that, given these regulatory and contractual constraints in combination with current market conditions, debt and equity capital may be costly or difficult for us to access in the near term. However, in light of the A. Stucki, Chase and Cavert transactions and resulting liquidity, the general stabilization of our portfolio valuations over the past year and increased investing opportunities that we see in our target markets, as demonstrated by our four recent investments in Venyu, Precision, Mitchell and SOG totaling $80.0 million, we are cautiously optimistic about the long term prospects for the U.S. economy and have shifted our near-term strategy to include making conservative investments in businesses that we believe will weather the current economic conditions and that are likely to produce attractive long-term returns for our stockholders. We will also, where prudent and possible, consider the sale of lower-yielding investments. This should result in increased investment activity when compared to our activity over the past year, but our access to capital may be limited or challenged and other events beyond our control may still encumber our ability to make new investments in the future.

Investment Highlights

During the three months ended June 30, 2011 and the fiscal year ended March 31, 2011, we disbursed $16.4 million and $36.3 million, respectively, in new debt and equity investments, and we extended $6.1 million and $7.3 million, respectively, of investments to existing portfolio companies through revolver draws or additions to term notes. During the three months ended June 30, 2011, we recapitalized our investment in one portfolio company, exiting our common equity and redeeming a portion of our preferred stock, for aggregate proceeds of $7.8 million, and we received scheduled and unscheduled contractual principal repayments of $3.1 million. Also, during the fiscal year ended March 31, 2011, we exited two equity investments for aggregate proceeds of approximately $35.0 million, and we received scheduled and unscheduled contractual principal repayments of approximately $62.5 million. Since our initial public offering in June 2005 through June 30, 2011, we have made 157 investments in 92 companies for a total of approximately $649.0 million, before giving effect to principal repayments on investments and divestitures.

Recent Developments

Portfolio Activity

During the three months ended June 30, 2011, the following transactions occurred:

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In April 2011, we recapitalized our investment in Cavert in which we received gross cash proceeds of $5.6 million from the sale of our common equity, resulting in a realized gain of $5.5 million, $2.3 million in a partial redemption of our preferred stock and $0.7 million in preferred dividends. At the same time, we invested $5.7 million in new subordinated debt in Cavert. Due to the recapitalization, Cavert was reclassified from a Control investment to an Affiliate investment during the three months ended June 30, 2011.

•

In April 2011, we invested $16.4 million in a new Control investment, Mitchell, consisting of subordinated debt and preferred and common equity. Mitchell, headquartered in Mira Loma, California, develops, mixes and molds rubber compounds for specialized applications in the non-tire rubber market.

•	In May 2011, we received full repayment of our syndicated loan to Fifth Third Processing Solutions, LLC, resulting in net cash proceeds received of $0.5 million.

Subsequent to June 30, 2011, we received repayment of a loan and made a new investment. In July 2011, we received full repayment of our senior syndicated loan to Survey Sampling, LLC, or Survey Sampling. As of June 30, 2011, both fair value and cost approximated net proceeds received of $2.3 million. In August 2011, we closed on a $28.1 million investment in SOG consisting of debt and equity. SOG, headquartered in Lynnwood, Washington, designs and produces specialty knives and tools for the hunting/outdoors, military/law enforcement and industrial markets.

Short-Term Loan

For every quarter end since June 30, 2009, which we refer to as the measurement dates, we satisfied the 50% threshold, in part, through the purchase of short-term qualified securities, which was funded primarily through a short-term loan agreement. Subsequent to each of the measurement dates, the short-term qualified securities matured and we repaid the short-term loan, at which time we again fell below the 50% threshold.

Similar to previous quarter ends, to maintain our RIC status, on June 29, 2011 we purchased $40.0 million short-term United States Treasury Bills, or the T-Bills, through Jefferies & Company, Inc., or Jefferies. The T-Bills were purchased using $4.0 million from existing T-Bills for collateral and the proceeds from a $40.0 million short-term loan from Jefferies, with an effective annual interest rate of approximately 0.64%. On July 7, 2011, when the T-Bills matured, we repaid the $40.0 million loan from Jefferies.

Investment Activity

During our fiscal year ended March 31, 2011, we executed the following transactions with certain of our portfolio companies:

•	In April 2010, Interstate FiberNet, Inc., or ITC, made full repayment of its senior term debt owed to us resulting in the receipt of approximately $6.7 million in cash proceeds.

•	In May 2010, Cavert made full repayment of its senior term A debt owed to us resulting in the receipt of approximately $2.9 million in cash proceeds.

•

In June 2010, we sold our equity investment and received full repayment of our debt investment in A. Stucki in connection with the sale of 100% of the outstanding capital stock of A. Stucki. The net cash proceeds to us from the sale of our equity in A. Stucki were $21.4 million, resulting in a realized gain of $16.6 million, which includes a $0.3 million closing adjustment decrease during the three months ended December 31, 2010. In connection with the equity sale, we accrued and received dividend cash proceeds of $0.3 million from our preferred stock investment in A. Stucki. At the same time, we received $30.6 million in payment of our principal, accrued interest and success fees on the loans to A. Stucki. Additionally, immediately prior to the sale of A. Stucki, we received a special distribution of property with a fair value of $0.5 million, which was recorded as dividend income and has been reflected as a Control investment, Neville Limited, on our Consolidated Schedule of Investments since June 30, 2010.

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In July and August 2010, we restructured Galaxy Tool Holding Corporation, or Galaxy, by converting $12.3 million of our senior subordinated term note into preferred and common stock and investing an additional $3.2 million into preferred stock. After the restructuring, our investments at cost in Galaxy consisted of a $5.2 million senior subordinated term note, $19.6 million in preferred stock and $0.1 million in common stock.

•	In September 2010, Cavert prepaid $0.8 million of its success fee on its senior term debt and senior subordinated term debt.

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In October 2010, we invested $25.0 million in a new Control investment, Venyu, consisting of subordinated debt and preferred equity. Venyu, headquartered in Baton Rouge, Louisiana, is a leader in commercial-grade, customizable solutions for data protection, data hosting and disaster recovery.

•	In October and November 2010, Mathey Investments, Inc., or Mathey, prepaid $0.4 million of its success fee on its senior term debt.

•	In November 2010, we participated in a syndicated loan, Fifth Third Processing Solutions, or Fifth Third, at a cost of $0.5 million.

•

In December 2010, we invested $10.5 million in a new Control investment, Precision, consisting of senior debt and preferred and common equity. Precision, headquartered in Myrtle Beach, South Carolina, is a custom injection molding company, focused on the filtration, consumer and industrial markets.

•

In December 2010, we sold our equity investment and received full repayment of our debt investment in Chase in connection with Chase’s sale of 100% of its outstanding capital stock. The net cash proceeds to us from the sale of our equity in Chase were $13.9 million, resulting in a realized gain of $6.9 million. In connection with the equity sale, we accrued and received cash dividend proceeds of $4.0 million from our preferred stock investment in Chase. At the same time, we received $22.9 million in repayment of our principal, accrued interest and success fees on the loans to Chase.

Investment Strategy

We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, warrants to buy common stock and common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

Our primary investment focuses are situations involving buyouts and recapitalizations of small and mid-sized companies with established management teams. We expect that our investments will generally range between $10.0 million and $40.0 million each, although this investment size may vary proportionately as the size of our capital base changes. Typically, our investments mature in no more than seven years and accrue interest at fixed or variable rates. We intend to invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were investing alone.

Certain loan investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at the end of the term. This interest is called paid in-kind, or PIK, interest. We generally seek investments that do not generate PIK interest as we have to pay out this accrued interest as distributions to our stockholders and we may have to borrow money or raise additional capital in order to meet the tax test for RICs by having to pay out at least 90% of our income. As of June 30, 2011, one loan in our portfolio bore PIK interest, for which we recorded $6 for the fiscal quarter ended June 30, 2011.

Because the majority of our portfolio loans consist of term debt of private companies who typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that several of the debt securities we acquire will be unrated. We cannot accurately predict what ratings these loans might receive if they were rated, and thus cannot determine whether or not they could be considered “investment grade” quality. However, for loans that lack a rating by a credit rating agency, investors should assume that these loans will be below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds, and may be considered high risk compared to investment grade debt instruments.

To the extent possible, our loans generally are collateralized by a security interest in the borrower’s assets. Interest payments are generally made monthly or quarterly with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest generally become due at maturity, generally at five to seven years. When we receive a warrant to purchase stock in a borrower in connection with a loan, the warrant will typically have an exercise price equal to the fair value of the portfolio company’s common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower’s stock.

Original issue discount, or OID, arises when we extend a loan and receive an equity interest in the borrower at the same time. To the extent that the price paid for the equity is not at market value, we must allocate part of the price paid for the loan to the value of the equity. Then the amount allocated to the equity, the OID, must be amortized over the life of the loan. As with PIK interest, the amortization of OID also produces income that must be recognized for purposes of satisfying the distribution requirements for a RIC under Subchapter M of the Code, whereas the cash is received, if at all, when the equity instrument is sold. We seek to avoid OID with all potential investments under review, and as of June 30, 2011, we did not hold any investments with OID income.

In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. Our investment adviser, Gladstone Management Corporation, or our Adviser, provides these services on our behalf through its officers, who are also our officers. Currently, neither we nor our Adviser charges a fee for managerial assistance; however, if our Adviser does receive fees for such managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

Our Adviser and Gladstone Securities, each an affiliate of ours, receive fees for certain services they separately provide to certain of our portfolio companies. Such fees are generally paid directly to our Adviser and Gladstone Securities, respectively, by the borrower or potential borrower upon closing of the investment. When our Adviser receives such fees, 50% of certain of those fees and 100% of others are credited against the base management fee that we pay to our Adviser. Gladstone Securities provides certain of our portfolio companies with investment banking and due diligence services; these fees do not impact the fees that we pay the Adviser.

Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fee.

We may receive fees for the origination and closing services we provides to portfolio companies through our Adviser. These fees are recognized as revenue by our Adviser upon closing of the originated investment and are then credited against our base management fee.

Prior to making an investment, we ordinarily enter into a non-binding letter of intent, or LOI, with the potential borrower. These LOIs are generally subject to a number of conditions, including, but not limited to, the satisfactory completion of our due diligence investigations of the potential borrower’s business, reaching agreement on the legal documentation for the loan, and the receipt of all necessary consents. Upon execution of the LOI, the potential borrower generally pays the Adviser a non-refundable fee for services rendered by the Adviser through the date of the LOI. These fees are received by the Adviser and are offset against the base management fee payable to the Adviser, which has the effect of reducing our expenses to the extent of any such fees received by the Adviser.

In the event that we expend significant effort in considering and negotiating a potential investment that ultimately is not consummated, we generally will seek reimbursement from the proposed borrower for our reasonable expenses incurred in connection with the transaction, including legal fees. Any amounts collected for expenses incurred by our Adviser in connection with unconsummated investments will be reimbursed to our Adviser. Amounts collected for these expenses incurred by us will be reimbursed to us and will be recognized in the period in which such reimbursement is received, but there can be no guarantee that we will be successful in collecting any such reimbursements.

Our Adviser and Administrator

Our Adviser is led by a management team which has extensive experience in our lines of business. Our Adviser is controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone is also the chairman and chief executive officer of our Adviser. David Dullum is our president and has extensive experience in private equity investing in middle market companies. Terry Lee Brubaker is our co-vice chairman, chief operating officer and secretary and has substantial experience in acquisitions and operations of companies. George Stelljes III is our co-vice chairman and chief investment officer and has extensive experience in leveraged finance. One affiliate of our Adviser is Gladstone Administration, our Administrator, which employs our chief financial officer, chief compliance officer, treasurer, internal counsel and their respective staffs.

Our Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates, Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Capital, a publicly traded BDC and RIC; Gladstone Lending, a proposed fund that would primarily invest in first and second lien term loans; Gladstone Partners, a private partnership fund formed primarily to co-invest with us and Gladstone Capital; and Gladstone Land, a private agricultural real estate company. Excluding our chief financial officer, all of our executive officers serve as either directors or executive officers, or both, of our Adviser, our Administrator, Gladstone Commercial and Gladstone Capital. In the future, our Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds, both public and private.

Investment Advisory and Management Agreement

Under the amended and restated investment advisory and management agreement with our Adviser, or the Advisory Agreement, we pay our Adviser an annual base management fee of 2% of our average gross assets, which is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the two most recently completed quarters and appropriately adjusted for any share issuances or repurchases during the current quarter.

We also pay our Adviser a two-part incentive fee under the Advisory Agreement. The first part of the incentive fee is an income-based incentive fee which rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to our Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. The Adviser did not earn the capital gains portion of the incentive fee for the fiscal year ended March 31, 2011.

We pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees, stockholder related expenses, and directors and officers insurance under the Advisory Agreement.

Since April 2008, our Board of Directors has accepted from our Adviser unconditional and irrevocable voluntary waivers on a quarterly basis to reduce the annual 2.0% base management fee on senior syndicated loans to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. In addition to the base management and incentive fees under the Advisory Agreement, 50% of certain fees received by the Adviser from our portfolio companies are credited against the investment advisory fee and paid to the Adviser.

The Adviser services our loan portfolio pursuant to a loan servicing agreement with Business Investment in return for a 2.0% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our Credit Facility.

On July 12, 2011, our Board of Directors approved the renewal of the Advisory Agreement with our Adviser through August 31, 2012. We expect that the Board of Directors will approve a further one year renewal in July 2012.

Administration Agreement

We have entered into an administration agreement with our Administrator, or the Administration Agreement, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and salaries and benefits expenses of our chief financial officer, chief compliance officer, treasurer, internal counsel and their respective staffs. Our allocable portion of expenses is generally derived by multiplying our Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. On July 12, 2011, our Board of Directors approved the renewal of our Administration Agreement with our Administrator through August 31, 2012. We expect that the Board of Directors will approve a further one year renewal in July 2012.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

General Valuation Policy:    We value our investments in accordance with the requirements of the 1940 Act. As discussed more fully below, we value securities for which market quotations are readily available and reliable at their market value. We value all other securities and assets at fair value, as determined in good faith by our Board of Directors.

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•

Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

See Note 3, “Investments” in the accompanying notes to our Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding fair value measurements and our adoption of ASC 820.

We use generally accepted valuation techniques to value our portfolio unless we have specific information about the value of an investment to determine otherwise. From time to time we may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scope used to value our investments. When these specific third-party appraisals are sought, we would use estimates of value delineated in such appraisals and our own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities, as of the measurement date, to value the investment we have in that business.

In determining the value of our investments, our Adviser has established an investment valuation policy, or the Policy. The Policy has been approved by our Board of Directors, and each quarter our Board of Directors reviews whether our Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio.

The Policy, which is summarized below, applies to the following categories of securities:

•	Publicly-traded securities;

•	Securities for which a limited market exists; and

•	Securities for which no market exists.

Valuation Methods:

Publicly-traded securities: We determine the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own restricted securities that are not freely tradable, but for which a public market otherwise exists, we will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature.

Securities for which a limited market exists: We value securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price. In valuing these assets, we assess trading activity in an asset class, evaluate variances in prices and other market insights to determine if any available quote prices are reliable. If we conclude that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if a firm bid price is unavailable, we base the value of the security upon the IBP offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that we use the IBP as a basis for valuing the security, our Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

In the event these limited markets become illiquid to a degree that market prices are no longer readily available, we will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows or DCF. The use of a DCF methodology follows that prescribed by ASC 820, which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, the alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, we consider multiple inputs, such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, we developed a modified discount rate approach that incorporates risk premiums including, among other things, increased probability of default, or higher loss given default, or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what we believe a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. We apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

As of June 30, 2011, we assessed trading activity in syndicated assets and determined that there continued to be market liquidity and a secondary market for these assets. Thus, firm bid prices or IBPs were used to fair value our unsold syndicated assets at June 30, 2011, except for Survey Sampling, which paid off, at par, subsequent to June 30, 2011, and was valued based on the payoff amount.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into three categories: (1) portfolio investments comprised solely of debt securities; (2) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; and (3) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities; and (4) portfolio investments comprised of non-publicly-traded non-control equity securities of other funds.

(1)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly traded on an established securities market, or for which a limited market does not exist, which we refer to as Non-Public Debt Securities, and that are issued by portfolio companies in which we have no equity, or equity-like securities, are fair valued in accordance with the terms of the policy, which utilizes opinions of value submitted to us by Standard and Poor’s Securities Evaluations, Inc, or SPSE. We may also submit PIK interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received.

In the case of Non-Public Debt Securities, we have engaged SPSE to submit opinions of value for our debt securities that are issued by portfolio companies in which we own no equity, or equity-like securities.

SPSE’s opinions of value are based on the valuations prepared by our portfolio management team, as described below. We request that SPSE also evaluate and assign values to success fees when we determine that there is a reasonable probability of receiving a success fee on a given loan. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and may decline to make requested evaluations for any reason, at its sole discretion. Upon completing our collection of data with respect to the investments (which may include the information described below under “— Credit Information,” the risk ratings of the loans described below under “— Loan Grading and Risk Rating” and the factors described hereunder), this valuation data is forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that we have assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE’s best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

SPSE opinions of the value of our debt securities that are issued by portfolio companies in which we do not own equity, or equity-like securities, are submitted to our Board of Directors along with our Adviser’s supplemental assessment and recommendation regarding valuation of each of these investments. Our Adviser generally accepts the opinion of value given by SPSE; however, in certain limited circumstances, such as when our Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of our Board of Directors’ assessment, our Adviser’s conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether our Adviser has followed its established procedures for determinations of fair value, and votes to accept or reject the recommended valuation of our investment portfolio. Our Adviser and our management recommended, and our Board of Directors voted to accept, the opinions of value delivered by SPSE on the loans in our portfolio as denoted on the Schedule of Investments included in our accompanying Consolidated Financial Statements.

Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy using the methods described herein.

(2)	Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities: The fair value of these investments is determined based on the TEV of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820. For Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity, or other equity-like securities) that are purchased together as part of a package, where we have control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale or recapitalization of the portfolio company. In accordance with ASC 820, we apply the in-use premise of value which assumes the debt and equity securities are sold together. Under this liquidity waterfall approach, we first calculate the TEV of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly traded securities; and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, we may gather and analyze industry statistics and use outside experts. Once we have estimated the TEV of the issuer, we subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities (which include the debt securities) have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity like securities. If, in our Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, our Adviser may recommend that we use a valuation by SPSE, or if that is unavailable, a DCF valuation technique.

(3)	Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities: We value Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with ASC 820, we determine the fair value of these debt securities of non-control investments assuming the sale of an individual debt security using the in-exchange premise of value (as defined in ASC 820). As such, we estimate the fair value of the debt component using estimates of value provided by SPSE and our own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments that we do not control or cannot gain control as of the measurement date, we estimate the fair value of the equity using the in-exchange premise of value based on factors such as the overall value of the issuer, the relative fair value of other units of account, including debt, or other relative value approaches. Consideration also is given to capital structure and other contractual obligations that may impact the fair value of the equity. Further, we may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or our own assumptions in the absence of other observable market data, and may also employ DCF valuation techniques.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed. Furthermore, such differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security in an arms-length transaction in the security’s principal market.

Valuation Considerations:    From time to time, depending on certain circumstances, the Adviser may use the following valuation considerations, including, but not limited to:

•	the nature and realizable value of the collateral;

•	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

•	the markets in which the portfolio company does business;

•	the comparison to publicly traded companies; and

•	DCF and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

Credit Information:    Our Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and our Adviser participate in the periodic board meetings of our portfolio companies in which we hold Control and Affiliate investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, our Adviser calculates and evaluates the credit statistics.

Loan Grading and Risk Rating:    As part of our valuation procedures above, we risk rate all of our investments in debt securities. For syndicated loans that have been rated by a nationally recognized statistical rating organization, or NRSRO, we use the NRSRO’s risk rating for such security. For all other debt securities, we use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold. During the three months ended March 31, 2010, we modified our risk rating model to incorporate additional factors in our qualitative and quantitative analysis. While the overall process did not change, we believe the additional factors enhance the quality of the risk ratings of our investments. No adjustments were made to prior periods as a result of this modification.

For the debt securities for which we do not use a third-party NRSRO risk rating, we seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as an NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation 10 as the best risk rating which may be equivalent to a BBB- or Baa3 from an NRSRO, however, no assurance can be given that a 10 on our scale is equal to a BBB- or Baa3 on an NRSRO scale.

Company’s System	First NRSRO	Second NRSRO	Gladstone Investment’s Description(a)

>10	Baa2	BBB	Probability of Default (PD) during the next 10 years is 4% and the Expected Loss upon Default (EL) is 1% or less

10	Baa3	BBB-	PD is 5% and the EL is 1% to 2%

9	Ba1	BB+	PD is 10% and the EL is 2% to 3%

8	Ba2	BB	PD is 16% and the EL is 3% to 4%

7	Ba3	BB-	PD is 17.8% and the EL is 4% to 5%

6	B1	B+	PD is 22% and the EL is 5% to 6.5%

5	B2	B	PD is 25% and the EL is 6.5% to 8%

4	B3	B-	PD is 27% and the EL is 8% to 10%

3	Caa1	CCC+	PD is 30% and the EL is 10% to 13.3%

2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%

1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%

0	N/A	D	PD is 85% or there is a payment default and the EL is greater than 20%

(a)

The default rates set forth are for a 10-year term debt security. If a debt security is less than 10 years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale

The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Our policy is to stop accruing interest on an investment if we determine that interest is no longer collectible. As of each of June 30, 2011, March 31, 2011 and March 31, 2010, one Control investment, ASH Holdings Corp., or ASH, was on non-accrual with a fair value of $0, $0 and $2.2 million, respectively, which represented 0%, 0% and 1.0% of the fair value of all loans held in our portfolio at June 30, 2011, March 31, 2011 and March 31, 2010, respectively. Additionally, we do not risk rate our equity securities.

The following table lists the risk ratings for all proprietary loans in our portfolio as of June 30, 2011, March 31, 2011 and 2010, representing approximately 95.9%, 95.8% and 93.5%, respectively, of all loans in our portfolio at fair value at the end of each period:

Rating	June 30, 2011	March 31, 2011	March 31, 2010
Highest	9.0	9.0	9.0
Average	5.4	5.6	5.3
Weighted Average	5.6	5.9	5.9
Lowest	2.0	3.0	2.0

The risk rating for the syndicated loan that was not rated by an NRSRO, Survey Sampling, was 7.0, 7.0 and 9.0 as of June 30, 2011, March 31, 2011 and March 31, 2010, respectively, representing approximately 1.7%, 1.2% and 0.7%, respectively, of all loans in our portfolio at fair value at the end of each period. Survey Sampling was subsequently repaid at par in July 2011. For loans that are currently rated by an NRSRO, we risk rate such loans in accordance with the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. The weighted average risk ratings for all loans in our portfolio that were rated by an NRSRO were BB+/Ba2, BB+/Ba2 and B/B2 as of June 30, 2011, March 31, 2011 and March 31, 2010, respectively, representing approximately 2.4%, 3.0% and 5.8%, respectively, of all loans in our portfolio at fair value at the end of each period.

Tax Status

Federal Income Taxes

We intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we must meet certain source-of-income, asset diversification and annual distribution requirements. For more information regarding the requirements we must meet as a RIC, see “— Business Environment.” Under the annual distribution requirements, we are required to distribute to stockholders at least 90% of our investment company taxable income, as defined by the Code. Our policy is to pay out as distributions up to 100% of that amount.

In an effort to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. However, we did pay an excise tax of $24 for the calendar year ended December 31, 2010. Under the RIC Modernization Act, for excise tax years beginning January 1, 2011, the minimum distribution requirement for capital gains income has been raised to 98.2%.

We sought and received a private letter ruling from the Internal Revenue Service, or IRS, related to our tax treatment for success fees. In the ruling, executed by our consent on January 3, 2011, we, in effect, will continue to account for the recognition of income from the success fees upon receipt, or when the amount becomes fixed. However, starting January 1, 2011, the tax characterization of the success fee amount was and will be treated as ordinary income. Prior to January 1, 2011, we had treated the success fee amount as a capital gain for tax characterization purposes. The private letter ruling does not require us to retroactively change the capital gains treatment of the success fees received prior to January 1, 2011.

Revenue Recognition

Investment Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest are paid, and in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At both June 30 and March 31, 2011, one Control investment, ASH, was on non-accrual with a fair value of $0. At March 31, 2010, ASH was on non-accrual with a fair value of approximately $2.2 million, or 1.0% of the fair value of all loans held in our portfolio at March 31, 2010.

We have one loan in our portfolio which contains a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though we have not yet collected the cash. We recorded PIK income of $6 for the three months ended June 30, 2011. No PIK interest was recorded during the prior year quarter. We recorded PIK income of $12 for the year ended March 31, 2011. No PIK interest was recorded during the year ended March 31, 2010.

Success fees are recorded upon receipt. Success fees are contractually due upon a change of control in a portfolio company and are recorded in Other income in the accompanying Consolidated Statements of Operations. We recorded $0.1 million of success fees during the three months ended June 30, 2011, representing a prepayment received from Mathey. We recorded $5.4 million of success fees during the year ended March 31, 2011, $2.3 million of which resulted from the exit and payoff of Chase, $1.9 million from the exit and payoff of A. Stucki, $0.8 million from a prepayment received from Cavert and $0.4 million from a prepayment received from Mathey. Prior to the fiscal year ended March 31, 2011, we had not recorded any success fees.

Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. During the three months ended June 30, 2011, we recorded and collected $0.7 million of dividends accrued on preferred shares of Cavert in connection with the recapitalization of Cavert. During the year ended March 31, 2011, we recorded and collected $4.0 million of dividends accrued on preferred shares of Chase, recorded and collected $0.3 million of dividends on preferred shares of A. Stucki and accrued and received a special dividend of property valued at $0.5 million in connection with the A. Stucki sale. During the year ended March 31, 2010, we recorded and collected $1.0 million of cash dividends on preferred shares of A. Stucki.

RESULTS OF OPERATIONS

Comparison of the three months ended June 30, 2011, to the three months ended June 30, 2010

	Three Months Ended June 30,
	2011	2010	$ Change	% Change
INVESTMENT INCOME
Interest income	$4,411	$4,507	$(96)	(2.1)%
Other income	851	2,741	(1,890)	(69.0)

Total investment income	5,262	7,248	(1,986)	(27.4)

EXPENSES
Loan servicing fee	677	824	(147)	(17.8)
Base management fee	331	200	131	65.5
Incentive fee	19	1,052	(1,033)	(98.2)
Administration fee	151	178	(27)	(15.2)
Interest expense	132	274	(142)	(51.8)
Amortization of deferred financing fees	108	164	(56)	(34.1)
Other	559	468	91	19.4

Expenses before credits from Adviser	1,977	3,160	(1,183)	(37.4)
Credits to fees	(215)	(119)	(96)	80.7

Total expenses net of credits to fee	1,762	3,041	(1,279)	(42.1)

NET INVESTMENT INCOME	3,500	4,207	(707)	(16.8)

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain on sale of investments	5,739	16,976	(11,237)	(66.2)
Net realized loss on other	(39)	—	(39)	NM
Net unrealized depreciation on investments	(5,052)	(15,798)	10,746	(68.0)
Net unrealized appreciation (depreciation) on other	39	(17)	56	NM

Net gain on investments and other	687	1,161	(474)	(40.8)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,187	$5,368	$(1,181)	(22.0)%

NM = Not Meaningful

Investment Income

Total investment income decreased by 27.4% for the three months ended June 30, 2011, as compared to the prior-year period. This decrease was primarily due to a significant amount of other income, including success fees and dividend income, that we recorded in the prior-year period as part of the A. Stucki exit in June 2010.

Interest income from our investments in debt securities remained relatively stable over the two comparable periods, decreasing by 2.1%. The level of interest income from investments is directly related to the balance, at cost, of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average cost basis of our interest-bearing investment portfolio during the three months ended June 30, 2011, was approximately $147.3 million, compared to approximately $165.2 million for the prior-year period, due primarily to the exits from A. Stucki and Chase and the restructuring of Galaxy, partially offset by new investments in Venyu, Precision and Mitchell. At both June 30, 2011 and 2010, one loan, ASH Holdings Corp. or ASH, was on non-accrual, with a weighted average cost basis of $9.6 million and $7.8 million for the three months ended June 30, 2011 and 2010, respectively.

The following table lists the interest income from investments for our five largest portfolio company investments at fair value during the respective periods:

	As of June 30, 2011		Three Months Ended June 30, 2011
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Venyu Solutions, Inc.	$25,321	15.3%	$624	11.8%
Acme Cryogenics, Inc.	22,519	13.6	430	8.2
Mitchell Rubber Products, Inc.	16,327	9.9	411	7.8
Cavert II Holding Corp.	15,000	9.1	1,076	20.4
Noble Logistics, Inc.	14,165	8.6	382	7.3

Subtotal — five largest investments	93,332	56.5	2,923	55.5
Other portfolio companies	71,963	43.5	2,339	44.5

Total investment portfolio	$165,295	100.0%	$5,262	100.0%

	As of June 30, 2010		Three Months Ended June 30, 2010
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
A. Stucki Holding Corp.(1)	$—	—%	$3,287	45.3%
Chase II Holdings Corp.	29,073	19.6	596	8.2
Galaxy Tool Holding Corp.	17,213	11.6	592	8.2
Cavert II Holding Corp.	16,501	11.1	245	3.4
Acme Cryogenics, Inc.	14,020	9.5	428	5.9

Subtotal — five largest investments	76,807	51.8	5,148	71.0
Other portfolio companies	71,522	48.2	2,100	29.0

Total investment portfolio	$148,329	100.0%	$7,248	100.0%

(1)	A. Stucki was sold on June 29, 2010.

The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents, for the three months ended June 30, 2011, was 12.0%, compared to 10.3% for the prior-year period. The weighted average yield varies from period to period, based on the current stated interest rate on interest-bearing investments. The increase in the weighted average yield for the three months ended June 30, 2011, resulted primarily from the sales of lower interest-bearing debt investments, such as A. Stucki and Chase, and the addition of higher-yielding debt investments in Venyu, Precision and Mitchell, which, in the aggregate, had a blended interest rate of 13.1% as of June 30, 2011. Our investment portfolio was primarily composed of Control and Affiliate investments at both June 30, 2011 and 2010.

Other income decreased from the prior-year period, primarily due to $2.7 million of other income, including success fees and dividend income, that we recorded during the three months ended June 30, 2010, as a result of our exit from A. Stucki in June 2010. This was partially offset in the current year period by $0.7 million of cash dividends received on preferred shares of Cavert, in connection with the recapitalization in April 2011, and $0.1 million of prepaid success fees received from Mathey.

Operating Expenses

Total operating expenses, excluding any voluntary and irrevocable credits to the base management and incentive fees, decreased for the three months ended June 30, 2011, driven by reductions in the incentive fee and in interest expense and amortization of deferred financing fees associated with the Credit Facility, as compared to the prior-year period.

Loan servicing fees decreased for the three months ended June 30, 2011, as compared to the prior-year period. These fees were incurred in connection with a loan servicing agreement between Business Investment and our Adviser, which is based on the value of the aggregate outstanding balance of eligible loans in our portfolio and were directly credited against the amount of the base management fee due to our Adviser. The decrease in fees was a result of the reduced size of our loan portfolio.

The base management fee increased for the three months ended June 30, 2011, as compared to the prior-year period, which is reflective of a decrease in the loan servicing fee, which reduces the base management fee, from the prior-year period. Likewise, due to the liquidation of the majority of our syndicated loans, the credit received against the gross base management fee for investments in syndicated loans was also reduced. However, the credit we received for fees paid to our Adviser from our portfolio companies increased during the three months ended June 30, 2011, due to fees earned related to the closing of Mitchell in April 2011. An incentive fee of $19 was earned by the Adviser during the three months ended June 30, 2011, as net investment income for the quarter was above the hurdle rate. The incentive fee earned during the prior-year period was due primarily to other income recorded in connection with the sale of A. Stucki. The base management and incentive fees are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to the accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	Three Months Ended June 30,
	2011	2010
Average total assets subject to base management fee(1)	$201,600	$204,800
Multiplied by pro-rata annual base management fee of 2%	0.5%	0.5%

Unadjusted base management fee	$1,008	$1,024
Reduction for loan servicing fees(2)	(677)	(824)

Base management fee(2)	$331	$200

Credits to base management fee from Adviser:
Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5%	—	(15)
Credit for fees received by Adviser from the portfolio companies	(215)	(104)

Credit to base management fee from Adviser(2)	(215)	(119)

Net base management fee	$116	$81

Net incentive fee(2)	$19	$1,052

(1)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(2)	Reflected, in total, as a line item on the Condensed Consolidated Statement of Operations.

Interest expense decreased for the three months ended June 30, 2011, as compared to the prior-year period, primarily due to decreased borrowings under the Credit Facility. There were no borrowings outstanding on our Credit Facility at any time during the three months ended June 30, 2011; however, during the prior-year period, the weighted average balance outstanding on our Credit Facility was approximately $11.0 million. While not meaningful for the three months ended June 30, 2011, as we had no borrowings outstanding under the Credit Facility during the period, the effective interest rate, excluding the impact of deferred financing fees, charged on our borrowings under our Credit Facility during the three months ended June 30, 2010, was 9.8%.

Realized and Unrealized Gain (Loss) on Investments

Realized Gains

During the three months ended June 30, 2011, we received full repayment of our syndicated loan to Fifth Third Processing Solutions, LLC and recapitalized our investment in Cavert for total proceeds of $9.0 million and recorded a realized gain of $5.5 million. We also received a $0.2 million post-closing adjustment related to the A. Stucki exit in June 2010, which we realized as a gain during the three months ended June 30, 2011. During the three months ended June 30, 2010, we exited one proprietary investment, A. Stucki, for $52.3 million in total proceeds and a realized gain of $17.0 million.

Unrealized Appreciation and Depreciation

Net unrealized appreciation (depreciation) of investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously-recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the three months ended June 30, 2011, we recorded net unrealized depreciation on investments in the aggregate amount of $5.1 million, which included the reversal of $6.1 million in aggregate unrealized appreciation, primarily related to the Cavert recapitalization. Excluding reversals, we had $1.0 million in net unrealized appreciation for the three months ended June 30, 2011. The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the three months ended June 30, 2011 was as follows:

Portfolio Company	Investment Classification	Three Months Ended June 30, 2011
		Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Acme Cryogenics, Inc.	Control	$—	$3,028	$—	$3,028
Tread Corp.	Control	—	1,665	—	1,665
Noble Logistics, Inc.	Affiliate	—	1,189	95	1,284
Survey Sampling, LLC	Non-Control/ Non-Affiliate	—	807	—	807
Venyu Solutions, Inc.	Control	—	309	—	309
A. Stucki Corp.	Control	247	—	—	247
Quench Holdings Corp.	Affiliate	—	226	—	226
Galaxy Tool Holding Corp.	Control	—	(245)	—	(245)
Precision Southeast, Inc.	Control	—	(352)	—	(352)
ASH Holdings Corp.	Control	—	(375)	—	(375)
Cavert II Holding Corp.	Affiliate	5,508	76	(6,194)	(610)
Country Club Enterprises, LLC	Control	—	(5,160)	—	(5,160)
Other, net (<$100 Net)	Various	(16)	(107)	(14)	(137)

Total		$5,739	$1,061	$(6,113)	$687

The primary changes in our net unrealized depreciation for the three months ended June 30, 2011, were the reversal of previously- recorded unrealized appreciation on the Cavert recapitalization and the unrealized depreciation recorded on the debt of Country Club Enterprises, LLC, or CCE, which experienced a significant markdown, primarily due to decreased performance. Appreciation was recorded in our equity holdings of Acme Cryogenics, Inc., or Acme, Tread Corp. and Noble Logistics, Inc. as a result of their improved performance, and appreciation was also recorded in our syndicated loan to Survey Sampling, as a result of the fact that the loan was repaid at par after the end of the quarter. Excluding the impact of Cavert, CCE and Survey Sampling, the net unrealized appreciation recognized on our portfolio investments was primarily due to an increase in certain comparable multiples, partially offset by decreases in the performance of some of our portfolio companies used to estimate the fair value of our investments.

During the three months ended June 30, 2010, we had net unrealized depreciation of investments in the aggregate amount of $15.8 million, which included the reversal of $17.4 million in unrealized appreciation related to the A. Stucki sale. Excluding reversals, we had $1.6 million in net unrealized depreciation for the three months ended June 30, 2010. The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the three months ended June 30, 2010 was as follows:

Portfolio Company	Investment Classification	Three Months Ended June 30, 2010
		Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Cavert II Holding Corp.	Control	$—	$645	$—	$645
Survey Sampling, LLC	Non-Control/ Non-Affiliate	—	367	—	367
Chase II Holding Corp.	Control	—	287	—	287
Quench Holdings Corp.	Affiliate	—	276	—	276
Galaxy Tool Holding Corp.	Control	—	(156)	—	(156)
A. Stucki Corp.	Control	16,957	—	(17,405)	(448)
Other, net (<$100 Net)	Various	19	207	(19)	207

Total		$16,976	$1,626	$(17,424)	$1,178

The primary driver of our net unrealized depreciation for the three months ended June 30, 2010 was the reversal of previously-recorded unrealized appreciation on our A. Stucki sale. Appreciation was recorded in our equity holdings of Cavert, Quench Holdings Corp. and Chase II Holdings Corp., as well as in our debt position of Survey Sampling, Depreciation occurred in certain of our debt holdings, most notably in Galaxy. Excluding reversals, the unrealized appreciation recognized on our investment portfolio was due predominantly to an increase in certain comparable multiples and, to a lesser extent, the performance of some of our portfolio companies used to estimate the fair value of our investments.

Over our entire investment portfolio, we recorded, in aggregate, approximately $4.2 million and $0.9 million of net unrealized depreciation on our debt positions and equity holdings, respectively, for the three months ended June 30, 2011. At June 30, 2011, the fair value of our investment portfolio was less than our cost basis by approximately $49.0 million, as compared to $43.9 million at March 31, 2011, representing net unrealized depreciation of $5.1 million for the period. We believe that our aggregate investment portfolio was valued at a depreciated value due primarily to the general instability of the loan markets and resulting decrease in market multiples relative to where multiples were when we originated the investments in our portfolio. Even though valuations have generally stabilized over the past year, our entire portfolio was fair valued at 77.1% of cost as of June 30, 2011. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Net Increase in Net Assets Resulting from Operations

For the three months ended June 30, 2011, we recorded a net increase in net assets resulting from operations of $4.2 million as a result of the factors discussed above. For the three months ended June 30, 2010, we recorded a net increase in net assets resulting from operations of $5.4 million. Our net increase in net assets resulting from operations per basic and diluted weighted average common share for the three months ended June 30, 2011 and 2010 was $0.19 and $0.24, respectively.

Comparison of the Fiscal Year Ended March 31, 2011 to the Fiscal Year Ended March 31, 2010

	For the Fiscal Year Ended March 31,
	2011	2010	$ Change	% Change
INVESTMENT INCOME
Interest income	$15,722	$19,817	$(4,095)	(20.7)%
Other income	10,342	968	9,374	968.4

Total investment income	26,064	20,785	5,279	25.4

EXPENSES
Loan servicing fee	2,743	3,747	(1,004)	(26.8)
Base management fee	1,236	737	499	67.7
Incentive fee	2,949	588	2,361	401.5
Administration fee	753	676	77	11.4
Interest expense	701	1,988	(1,287)	(64.7)
Amortization of deferred financing fees	491	1,618	(1,127)	(69.7)
Other	1,700	1,659	41	2.5

Expenses before credits from Adviser	10,573	11,013	(440)	(4.0)
Credits to fees	(680)	(826)	146	(17.7)

Total expenses net of credits to fee	9,893	10,187	(294)	(2.9)

NET INVESTMENT INCOME	16,171	10,598	5,573	52.6

	For the Fiscal Year Ended March 31,
	2011	2010	$ Change	% Change

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss) on investments	23,489	(35,923)	59,412	NM
Net realized loss on other	—	(53)	53	(100.0)
Net unrealized (depreciation) appreciation on investments	(23,197)	14,305	(37,502)	NM
Net unrealized (depreciation) appreciation on other	(24)	2	(26)	NM

Net gain (loss) on investments and other	268	(21,669)	21,937	NM

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,439	$(11,071)	$27,510	NM

NM = Not Meaningful

Investment Income

Total investment income increased by 25.4% for the year ended March 31, 2011, as compared to the prior year. This increase was due mainly to success fee and dividend income resulting from our exits from A. Stucki and Chase in June and December, 2010, respectively, and the success fee prepayments from Cavert and Mathey, partially offset by an overall decrease in the size of our loan portfolio, as compared to the prior year.

Interest income from our investments in debt securities decreased by 20.7% for the year ended March 31, 2011, as compared to the prior year for several reasons. The level of interest income from investments is directly related to the balance, at cost, of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average cost basis of our interest-bearing investment portfolio during the year ended March 31, 2011 was approximately $138.1 million, compared to approximately $179.2 million for the prior year period, due primarily to the Syndicated Loan Sales, the exits from A. Stucki and Chase, the restructuring of Galaxy and the payoff of ITC, partially offset with new investments in Venyu and Precision, subsequent to March 31, 2010. As of March 31, 2011 and 2010, one loan, ASH, was on non-accrual, with a weighted average cost basis of $8.3 million and $6.6 million for the years ended March 31, 2011 and 2010, respectively.

The following table lists the interest income from investments for our five largest portfolio company investments at fair value during the respective periods:

	As of March 31, 2011		Year Ended March 31, 2011
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Venyu Solutions, Inc.	$25,012	16.3%	$1,056	4.1%
Acme Cryogenics, Inc.	19,906	13.0	1,737	6.7
Cavert II Holding Corp.	18,252	11.9	1,675	6.4
Noble Logistics, Inc.	13,183	8.6	1,468	5.6
Danco Acquisition Corp.	12,746	8.3	1,599	6.1

Subtotal — five largest investments	89,099	58.1	7,535	28.9
Other portfolio companies	64,186	41.9	18,529	71.1

Total investment portfolio	$153,285	100.0%	$26,064	100.0%

	As of March 31, 2010		Year Ended March 31, 2010
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
A. Stucki Holding Corp.	$50,379	24.3%	$3,246	15.6%
Chase II Holdings Corp.	29,101	14.1	2,545	12.2
Cavert II Holding Corp.	18,731	9.1	1,204	5.8
Galaxy Tool Holding Corp.	17,099	8.3	2,361	11.4
Danco Acquisition Corp.	13,953	6.7	1,661	8.0

Subtotal — five largest investments	129,263	62.5	11,017	53.0
Other portfolio companies	77,595	37.5	9,768	47.0

Total investment portfolio	$206,858	100.0%	$20,785	100.0%

The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents, for the year ended March 31, 2011 was 11.4%, compared to 11.0% for the prior year. The weighted average yield varies from period to period, based on the current stated interest rate on interest-bearing investments. The increase in the weighted average yield for the year ended March 31, 2011 resulted primarily from the sales of lower interest-bearing senior syndicated loans. The composition of our investment portfolio was primarily Control and Affiliate investments as of March 31, 2011.

Other income increased significantly due to our sales of A. Stucki and Chase and success fee prepayments from Cavert and Mathey. We received an aggregate of $4.2 million in success fee income resulting from our sales of A. Stucki and Chase in June and December 2010, respectively. In addition, we recorded and collected $4.3 million of aggregate cash dividends on preferred shares of A. Stucki and Chase. We also accrued and received a special dividend of property valued at $0.5 million in connection with the A. Stucki sale. In total, we recorded $9.0 million in other income resulting from the sales of A. Stucki and Chase. During the year ended March 31, 2011, we also recorded $0.8 million and $0.4 million in success fee income resulting from prepayments received from Cavert and Mathey, respectively. Other income for the year ended March 31, 2010 primarily consisted of $1.0 million of accrued cash dividends received from A. Stucki.

Operating Expenses

Total operating expenses, excluding any voluntary and irrevocable credits to the base management and incentive fees, decreased slightly for the year ended March 31, 2011, primarily due to a reduction in interest expense and the amortization of deferred financing fees associated with the Credit Facility, partially offset by an increase in the incentive fee accrual, as compared to the prior year.

Loan servicing fees decreased for the year ended March 31, 2011, as compared to the prior year. These fees were incurred in connection with a loan servicing agreement between Business Investment and our Adviser, which is based on the value of the aggregate outstanding balance of eligible loans in our portfolio and were directly credited against the amount of the base management fee due to our Adviser. The decrease in fees was a result of the reduced size of our pledged loan portfolio, caused primarily by the A. Stucki and Chase exits in June and December 2010, respectively.

The net base management fee increased for the year ended March 31, 2011, as compared to the prior year, which is reflective of a decrease in the loan servicing fee, which reduced the base management fee, compared to the prior year. Likewise, due to the liquidation of the majority of our syndicated loans, the credit received against the gross base management fee for investments in syndicated loans was also reduced. However, the credit we received for fees paid to our Adviser from our portfolio companies increased during the year ended March 31, 2011, due to fees earned on the closing of new investments in Venyu and Precision. An incentive fee was earned by the Adviser during the year ended March 31, 2011, due primarily to other income recorded in connection with the A. Stucki and Chase sales. The incentive fee earned by the Adviser during the prior year was due primarily to a one-time dividend prepayment received from A. Stucki. The base management and incentive fees are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to the accompanying Consolidated Financial Statements and are summarized in the following table:

	Year Ended March 31,
	2011	2010
Average total assets subject to base management fee(1)	$198,950	$224,200
Multiplied by annual base management fee of 2%	2%	2%

Unadjusted base management fee	3,979	4,484

Reduction for loan servicing fees(2)	(2,743)	(3,747)

Base management fee(2)	$1,236	$737

Credits to base management fee from Adviser:
Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5%	(15)	(291)
Credit for fees received by Adviser from the portfolio companies	(665)	(433)

Credit to base management fee from Adviser(2)	(680)	(724)

Net base management fee	$556	$13

Incentive fee(2)	$2,949	$588
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	—	(102)

Net incentive fee	$2,949	$486

Total credits to fees:
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5%	$(15)	$(291)
Credit for fees received by Adviser from portfolio companies	(665)	(433)
Incentive fee credit	—	(102)

Credit to base management and incentive fees from Adviser(2)	$(680)	$(826)

(1)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(2)	Reflected, in total, as a line item on the Consolidated Statement of Operations located elsewhere in this prospectus.

Interest expense decreased for the year ended March 31, 2011, as compared to the prior year, primarily due to decreased borrowings under the Credit Facility. The weighted average balance outstanding on our Credit Facility during the year ended March 31, 2011 was approximately $2.9 million, as compared to $25.8 million in the prior year, a decrease of 88.8%. The effective interest rate, excluding the impact of deferred financing fees, charged on our borrowings increased under our Credit Facility during the year ended March 31, 2011 to 22.7%, up from 7.6% during the prior year. The increase in the effective interest rate was due to the unused commitment fee, which accrued at a higher rate and had a higher unused commitment base than our Prior Credit Facility, and a lower balance of borrowings outstanding to which allocate the expenses during the year ended March 31, 2011, when compared to the prior year.

We incurred minimal deferred financing costs with the renewal of the Credit Facility in April 2010, and, as a result, our amortization of deferred financing fees decreased during the year ended March 31, 2011, as compared to the prior year. During the year ended March 31, 2010, we incurred significant one-time costs related to the termination of our Prior Credit Facility and transition to our Credit Facility, resulting in significant amortization of deferred financing fees during the year.

Realized and Unrealized Gain (Loss) on Investments

Realized Losses

During the year ended March 31, 2011, we exited two proprietary investments, A. Stucki and Chase, and one syndicated loan, ITC, for total proceeds of $92.5 million and recorded a realized gain of $23.5 million. During the year ended March 31, 2010, we exited 30 senior syndicated loans and a portion of another senior syndicated loan for aggregate proceeds of approximately $74.7 million in cash and recorded a realized loss of approximately $35.9 million. These Syndicated Loan Sales and recognition of realized losses resulted from the liquidity needs associated with the repayment of amounts outstanding under our Prior Credit Facility that matured in April 2009.

Unrealized Appreciation and Depreciation

Net unrealized (depreciation) appreciation of investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously-recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the year ended March 31, 2011, we recorded net unrealized depreciation on investments in the aggregate amount of $23.2 million, which included the reversal of $21.9 million in aggregate unrealized appreciation related to the A. Stucki and Chase sales. Excluding reversals, we had $1.3 million in net unrealized depreciation for the year ended March 31, 2011. The unrealized (depreciation) appreciation across our investments for the year ended March 31, 2011 was as follows:

Portfolio Company	Investment Classification	Year Ended March 31, 2011
		Realized Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Appreciation	Net Gain (Loss)
Chase II Holding Corp.	Control	$6,856	$3,753	$(4,444)	$6,165
Acme Cryogenics, Inc.	Control	—	5,906	—	5,906
Noble Logistics, Inc.	Affiliate	—	4,489	—	4,489
Cavert II Holding Corp.	Control	—	2,446	—	2,446
Survey Sampling, LLC	Non-Control/ Non-Affiliate	—	507	—	507
Precision Southeast, Inc.	Control	—	253	—	253
American Greetings Corporation	Non-Control/ Non-Affiliate	—	178	—	178
Mathey Investments, Inc.	Control	—	119	—	119
Country Club Enterprises, LLC	Control	—	(309)	—	(309)
Quench Holdings Corp.	Affiliate	—	(747)	—	(747)
A. Stucki Holding Corp.	Control	16,614	—	(17,405)	(791)
ASH Holdings Corp.	Control	—	(3,718)	—	(3,718)
Galaxy Tool Holding Corp.	Control	—	(13,956)	—	(13,956)
Other, net (<$100 Net)	Various	19	(250)	(19)	(250)

Total		$23,489	$(1,329)	$(21,868)	$292

The primary changes in our net unrealized depreciation for the year ended March 31, 2011 were the reversal of previously recorded unrealized appreciation on the A. Stucki and Chase exits, the unrealized depreciation recorded on Galaxy, which underwent a restructuring which resulted in the conversion of $12.1 million of debt at fair value as of June 30, 2010 into preferred and common equity, and a full markdown in fair value on ASH, which had a fair value of $0 as of March 31, 2011. Noteworthy appreciation was experienced in our equity holdings of Acme, Noble and Cavert. Excluding the impact of Galaxy, A. Stucki and Chase, the net unrealized appreciation recognized on our portfolio investments was primarily due to an increase in certain comparable multiples and, to a lesser extent, the performance of some of our portfolio companies used to estimate the fair value of our investments.

During the year ended March 31, 2010, we had net unrealized depreciation of investments in the aggregate amount of $14.3 million, which included the reversal of $35.7 million in unrealized depreciation, primarily related to the Syndicated Loan Sales. Excluding reversals, we had $21.4 million in net unrealized depreciation for the year ended March 31, 2010. The unrealized appreciation (depreciation) across our investments for the year ended March 31, 2010 was as follows:

Portfolio Company	Investment Classification	Year Ended March 31, 2010
		Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Cavert II Holding Corp.	Control	$—	$3,162	$—	$3,162
A. Stucki Holding Corp.	Control	—	2,773	—	2,773
Interstate FiberNet, Inc.	Non-Control/Non-Affiliate	(561)	2,564	561	2,564
Quench Holdings Corp.	Affiliate	—	1,032	—	1,032
American Greetings Corp.	Non-Control/Non-Affiliate	—	714	—	714
B-Dry, LLC	Non-Control/Non-Affiliate	—	370	—	370
HMTBP Acquisition II Corp.	Non-Control/Non-Affiliate	(757)	142	755	140
Syndicated Loan Sales, net	Non-Control/Non-Affiliate	(34,605)	—	34,422	(183)
ASH Holdings Corp.	Control	—	(684)	—	(684)
Mathey Investments, Inc.(1)	Control	—	(838)	—	(838)
Survey Sampling, LLC	Non-Control/Non-Affiliate	—	(1,161)	—	(1,161)
Tread Corp.	Affiliate	—	(1,227)	—	(1,227)
Danco Acquisition Corp.	Affiliate	—	(1,875)	—	(1,875)
Noble Logistics, Inc.	Affiliate	—	(2,251)	—	(2,251)
Country Club Enterprises, LLC	Control	—	(3,856)	—	(3,856)
Galaxy Tool Holding Corp.	Control	—	(5,338)	—	(5,338)
Chase II Holding Corp.	Control	—	(7,124)	—	(7,124)
Acme Cryogenics, Inc.	Control	—	(7,836)	—	(7,836)

Total		$(35,923)	$(21,433)	$35,738	$(21,618)

(1)

Investment was reclassified from an Affiliate investment to a Control investment in the third quarter of the year ended March 31, 2010. Net unrealized depreciation of $838 includes $260 of unrealized appreciation recorded while classified as an Affiliate investment and $1,098 of unrealized depreciation recorded while classified as a Control investment.

The primary driver of our net unrealized appreciation for the year ended March 31, 2010 was the reversal of previously-recorded unrealized depreciation on our senior syndicated loan sales. Significant appreciation was also experienced in our equity holdings of Cavert and A. Stucki, as well as in our debt position of ITC. Substantial depreciation occurred in our equity holdings of several Control and Affiliate investments, most notably Acme, Chase, Galaxy, and Country Club Enterprises. The unrealized depreciation recognized on our portfolio investments was due predominantly to a reduction in certain comparable multiples and, to a lesser extent, the performance of some of our portfolio companies used to estimate the fair value of our investments.

Over our entire investment portfolio, we recorded an aggregate of approximately $1.0 million of net unrealized depreciation on our debt positions for the year ended March 31, 2011, while our equity holdings experienced an aggregate of approximately $22.2 million of net unrealized depreciation. At March 31, 2011, the fair value of our investment portfolio was less than our cost basis by approximately $43.9 million, as compared to $20.7 million at March 31, 2010, representing net unrealized depreciation of $23.2 million for the period. We believe that our aggregate investment portfolio was valued at a depreciated value due primarily to the general instability of the loan markets and resulting decrease in market multiples relative to where multiples were when we originated the investments in our portfolio. Even though valuations have generally stabilized over the past several quarters, our entire portfolio was fair valued at 77.7% of cost as of March 31, 2011. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the year ended March 31, 2011, we recorded a net increase in net assets resulting from operations of $16.4 million as a result of the factors discussed above. For the year ended March 31, 2010, we recorded a net decrease in net assets resulting from operations of $11.1 million as a result of the factors discussed above. Our net increase (decrease) in net assets resulting from operations per basic and diluted weighted average common share for the years ended March 31, 2011 and 2010 was $0.74 and $(0.50), respectively.

Comparison of the Fiscal Year Ended March 31, 2010 to the Fiscal Year Ended March 31, 2009

	For the Fiscal Year Ended March 31,
	2010	2009	$ Change	% Change
INVESTMENT INCOME
Interest income	$19,817	$25,245	$(5,428)	(21.5)%
Other income	968	567	401	70.7

Total investment income	20,785	25,812	(5,027)	(19.5)

EXPENSES
Loan servicing fee	3,747	5,002	(1,255)	(25.1)
Base management fee	737	1,699	(962)	(56.6)
Incentive fee	588	—	588	NM
Administration fee	676	821	(145)	(17.7)
Interest expense	1,988	5,349	(3,361)	(62.8)
Amortization of deferred financing fees	1,618	323	1,295	400.9
Other	1,659	1,704	(45)	(2.6)

Expenses before credits from Adviser	11,013	14,898	(3,885)	(26.1)
Credits to fees	(826)	(2,474)	1,648	(66.6)

Total expenses net of credits to fee	10,187	12,424	(2,237)	(18.0)

NET INVESTMENT INCOME	10,598	13,388	(2,790)	(20.8)

REALIZED AND UNREALIZED (LOSS) GAIN ON:
Net realized loss on investments	(35,923)	(5,023)	(30,900)	615.2
Net realized loss on other	(53)	—	(53)	NM
Net unrealized appreciation (depreciation) on investments	14,305	(19,814)	34,119	NM
Net unrealized appreciation on other	2	—	2	NM

Net loss on investments and other	(21,669)	(24,837)	3,168	(12.8)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,071)	$(11,449)	$378	(3.3)%

NM = Not Meaningful

Investment Income

Total investment income decreased by 19.5% for the year ended March 31, 2010 as compared to the prior year. This decrease was due mainly to a decrease in the size of our loan portfolio, specifically the senior syndicated loans, as well as continuing decreases in the LIBOR, as compared to the year ended March 31, 2009.

Interest income from our investments in debt securities decreased for the year ended March 31, 2010 as compared to the prior year for several reasons. The level of interest income from investments is directly related to the balance, at cost, of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average cost basis of our interest-bearing investment portfolio during the year ended March 31, 2010 was approximately $179.2 million, compared to approximately $297.5 million for the prior year, due primarily to the aggregate senior syndicated loan sales that occurred during the current fiscal year ended March 31, 2010. The weighted average cost basis of loans on non-accrual for the years ended March 31, 2010 and 2009 was $6.6 million and $12.0 million, respectively. The decrease in the non-accrual amount is due to the write-off of two additional loans in the prior year that were on non-accrual during fiscal year 2009. As of March 31, 2010, one loan, ASH, was on non-accrual.

Also contributing to the decrease in our interest income from investments in debt securities was a decrease in the average LIBOR between the two fiscal years, which was approximately 0.28% for the year ended March 31, 2010, as compared to 1.96% for the prior year.

The following table lists the interest income from investments for our five largest portfolio company investments at fair value during the respective periods:

	As of March 31, 2010		Year Ended March 31, 2010
Company	Fair Value	% of Portfolio	Revenues	% of Total Revenues
A. Stucki Holding Corp.	$50,379	24.3%	$3,246	15.6%
Chase II Holdings Corp.	29,101	14.1	2,545	12.2
Cavert II Holding Corp.	18,731	9.1	1,204	5.8
Galaxy Tool Holding Corp.	17,099	8.3	2,361	11.4
Danco Acquisition Corp.	13,953	6.7	1,661	8.0

Subtotal — five largest investments	129,263	62.5	11,017	53.0
Other portfolio companies	77,595	37.5	9,768	47.0

Total investment portfolio	$206,858	100.0%	$20,785	100.0%

	As of March 31, 2009		Year Ended March 31, 2009
Company	Fair Value	% of Portfolio	Revenues	% of Total Revenues
A. Stucki Holding Corp.	$49,431	15.8%	$2,716	10.5%
Chase II Holdings Corp.	40,880	13.0	2,811	10.9
Galaxy Tool Holding Corp.	22,437	7.2	1,436	5.6
Acme Cryogenics, Inc.	21,420	6.8	1,691	6.6
Cavert II Holding Corp.	18,632	5.9	1,587	6.1

Subtotal — five largest investments	152,800	48.7	10,241	39.7
Other portfolio companies	161,130	51.3	15,571	60.3

Total investment portfolio	$313,930	100.0%	$25,812	100.0%

The annualized weighted average yield on our portfolio, excluding cash and cash equivalents, for the year ended March 31, 2010 was 11.02%, compared to 8.22% for the prior year. The increase in the weighted average yield for the current year ended March 31, 2010 resulted primarily from our sales of lower interest-bearing senior syndicated loans subsequent to March 31, 2009. The composition of our investment portfolio was primarily Control and Affiliate investments as of March 31, 2010.

Other income increased for the year ended March 31, 2010, as compared the prior year, due to the receipt of approximately $1.0 million of dividends from our preferred equity investment in A. Stucki. The prior year balance was due to dividends received during the restructuring of our investment in Quench Holdings Corp., or Quench. The remaining balance in other income is comprised of other miscellaneous income amounts.

Operating Expenses

Total operating expenses, excluding any voluntary and irrevocable credits to the base management and incentive fees, decreased for the year ended March 31, 2010, primarily due to a reduction in interest expense associated with the Credit Facility, as well as an overall decrease in the amount of fees due to our Adviser, partially offset by an increase in the amortization of deferred financing fees related to the Credit Facility entered into in April 2009, as compared to the prior year.

Loan servicing fees decreased for the year ended March 31, 2010, as compared to the prior year. These fees were incurred in connection with a loan servicing agreement between Business Investment and our Adviser, which is based on the value of the aggregate outstanding balance of eligible loans in our portfolio, and were directly credited against the amount of the base management fee due to our Adviser. The decrease in fees is a result of the reduced size of our pledged loan portfolio, caused primarily by the Syndicated Loan Sales.

The base management fee decreased for the year ended March 31, 2010, as compared to the prior year, which is reflective of fewer total assets held during the 2010 fiscal year when compared to the prior year. Likewise, due to the liquidation of the majority of our syndicated loans, the credit received against the gross base management fee for investments in syndicated loans has also been reduced. The base management fee is computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to the accompanying consolidated financial statements and is summarized in the table below:

	Year Ended March 31,
	2010	2009
Average total assets subject to base management fee(1)	$224,200	$335,050
Multiplied by annual base management fee of 2%	2%	2%

Unadjusted base management fee	4,484	6,701

Reduction for loan servicing fees(2)	(3,747)	(5,002)

Base management fee(2)	$737	$1,699

Credits to base management fee from Adviser:
Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5%	(291)	(1,613)
Credit for fees received by Adviser from the portfolio companies	(433)	(861)

Credit to base management fee from Adviser	(724)	(2,474)

Net base management fee	$13	$(775)

	Year Ended March 31,
	2010	2009

Incentive fee(2)	$588	$—
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(102)	—

Net incentive fee	$486	$—

Total credits to fees:
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5%	$(291)	$(1,613)
Credit for fees received by Adviser from portfolio companies	(433)	(861)
Incentive fee credit	(102)	—

Credit to base management and incentive fees from Adviser(2)	$(826)	$(2,474)

(1)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the four most recently completed quarters and appropriately adjusted for any share issuances or repurchases during the current year.

(2)	Reflected, in total, as a line item on the consolidated statement of operations located elsewhere in this prospectus.

An incentive fee was earned by the Adviser during the third quarter of the year ended March 31, 2010, due in part to a one-time dividend received from A. Stucki.

The administration fee decreased for the year ended March 31, 2010, as compared the prior year. This decrease was also a result of fewer total assets held during the year ended March 31, 2010 in relation to the other funds administered by our Administrator, as compared to the prior year. The calculation of the administration fee is described in detail under “Administration Agreement” in Note 4 of the notes to the accompanying consolidated financial statements.

Interest expense decreased for the year ended March 31, 2010, as compared to the prior year primarily due to decreased borrowings under the Credit Facility, partially offset by increased borrowing costs, during the year ended March 31, 2010. The weighted average balance outstanding on our line of credit during the year ended March 31, 2010 was approximately $25.8 million, as compared to $107.4 million in the prior year, a decrease of 76.0%. The effective interest rate, excluding the impact of deferred financing fees, charged on our borrowings increased under our Credit Facility during the year ended March 31, 2010 to 7.59%, up from 4.98% under our Prior Credit Facility utilized during the prior fiscal year.

We incurred significant one-time costs related to the termination of our Prior Credit Facility and transition to our Credit Facility, resulting in increased amortization of deferred financing fees during the year ended March 31, 2010 when compared to the prior year.

Realized and Unrealized (Loss) Gain on Investments

Realized Losses

During the year ended March 31, 2010, we exited 30 senior syndicated loans and a portion of another senior syndicated loan for aggregate proceeds of approximately $74.7 million in cash and recorded a realized loss of approximately $35.9 million. For the year ended March 31, 2009, we recognized a net loss on 10 sales and three early exits of senior syndicated loans in the aggregate amount of approximately $5.0 million. The increase in realized losses is attributable to the Syndicated Loan Sales, which resulted from the liquidity needs associated with the repayment of amounts outstanding under our Prior Credit Facility that matured in April 2009.

Unrealized Appreciation and Depreciation

Net unrealized appreciation (depreciation) of investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the year ended March 31, 2010, we recorded net unrealized appreciation of investments in the aggregate amount of $14.3 million, which included the reversal of $35.7 million in unrealized depreciation related to sales during the year. Excluding reversals, we had $21.4 million in net unrealized depreciation for the year ended March 31, 2010. During the prior year, we had net unrealized depreciation of investments in the aggregate amount of $19.8 million. The unrealized appreciation (depreciation) across our investments for the year ended March 31, 2010 was as follows:

Year Ended March 31, 2010
		Net Unrealized
	Investment	Appreciation
Portfolio Company	Classification	(Depreciation)
Aggregate Non-Proprietary Investments	Non-Control /Non-Affiliate	$37,997	(1)
Cavert II Holding Corp.	Control	3,162
A. Stucki Holding Corp.	Control	2,773
Quench Holdings Corp.	Affiliate	1,032
B-Dry, LLC	Non-Control /Non-Affiliate	370
ASH Holdings Corp.	Control	(684)
Mathey Investments, Inc.	Control	(838	)(2)
Tread Corp.	Affiliate	(1,227)
Danco Acquisition Corp.	Affiliate	(1,875)
Noble Logistics, Inc.	Affiliate	(2,251)
Country Club Enterprises, LLC	Control	(3,856)
Galaxy Tool Holding Corp.	Control	(5,338)
Chase II Holdings Corp.	Control	(7,124)
Acme Cryogenics, Inc.	Control	(7,836)

Total:		$14,305

(2)

Includes the reversal of approximately $35.7 million of previously-recorded unrealized depreciation relating to loans sold during the year ended March 31, 2010, as well as the net unrealized appreciation experienced during the year on Non-Control/Non-Affiliate investments held at March 31, 2010.

(3)

Investment was reclassified from an Affiliate investment to a Control investment in the third quarter of the year ended March 31, 2010. Net unrealized depreciation of $838 includes $260 of unrealized appreciation recorded while classified as an Affiliate investment and $1,098 of unrealized depreciation recorded while classified as a Control investment.

The primary driver of our net unrealized appreciation for the year ended March 31, 2010 was the reversal of previously-recorded unrealized depreciation on our senior syndicated loan sales. Significant appreciation was also experienced in our equity holdings of Cavert and A. Stucki, as well as in our debt position of ITC. Substantial depreciation occurred in our equity holdings of several Control and Affiliate investments, most notably Chase, Acme, Galaxy, and Country Club Enterprises. The unrealized depreciation recognized on our portfolio investments was due predominantly to a reduction in certain comparable multiples and, to a lesser extent, the performance of some of our portfolio companies used to estimate the fair value of our investments.

The unrealized appreciation (depreciation) across our investments for the year ended March 31, 2009 was as follows:

Year Ended March 31, 2009
		Net Unrealized
	Investment	Appreciation
Portfolio Company	Classification	(Depreciation)
A. Stucki Holding Corp.	Control	$4,339
Chase II Holdings Corp.	Control	2,874
ASH Holdings Corp.	Control	1,101
Galaxy Tool Holding Corp.	Control	1,027
Tread Corp.	Affiliate	418
Quench Holdings Corp.	Affiliate	392 (1)
Cavert II Holding Corp.	Control	384
Mathey Investments, Inc.	Affiliate	(260)
B-Dry, LLC	Non-Control / Non-Affiliate	(617)
Danco Acquisition Corp.	Affiliate	(1,908)
Acme Cryogenics, Inc.	Control	(4,143)
Noble Logistics, Inc.	Affiliate	(7,620)
Aggregate Non-Proprietary Investments	Non-Control / Non-Affiliate	(15,801)

Total:		$(19,814)

(1)

Investment was reclassified from a Control investment to an Affiliate investment in the second quarter of fiscal year 2009. Net unrealized appreciation of $392 includes $3,447 of unrealized depreciation recorded while classified as a Control investment and $3,055 of unrealized appreciation recorded while classified as an Affiliate investment.

The primary driver of our net unrealized depreciation the year ended March 31, 2009, was the decline in value of our senior syndicated loans, which depreciated by $14.9 million, as well as significant decreases in value of our equity holdings in Acme and our overall investment in Noble. Partially offsetting these declines were sizeable appreciations in our equity holdings of A. Stucki, Chase and Quench.

Over our entire investment portfolio, we recorded an aggregate of approximately $35.1 million of net unrealized appreciation on our debt positions for the year ended March 31, 2010, while our equity holdings experienced an aggregate of approximately $20.8 million of net unrealized depreciation. At March 31, 2010, the fair value of our investment portfolio was less than the cost basis of our portfolio by approximately $20.7 million, as compared to $35.0 million at March 31, 2009, representing net unrealized appreciation of $14.3 million for the period. We believe that our aggregate investment portfolio was valued at a depreciated value due primarily to the general instability of the loan markets and resulting decrease in market multiples. Due to the continued devaluations over the past year on our equity investments, our entire portfolio was fair valued at 90.9% of cost as of March 31, 2010. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Net Decrease in Net Assets Resulting from Operations

For the year ended March 31, 2010, we recorded a net decrease in net assets resulting from operations of $11.1 million as a result of the factors discussed above. For the year ended March 31, 2009, we recorded a net decrease in net assets resulting from operations of $11.4 million. Our net decrease in net assets resulting from operations per basic and diluted weighted average common share for the years ended March 31, 2010 and 2009 were $0.50 and $0.53, respectively.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Net cash used in operating activities for the three months ended June 30, 2011 was approximately $8.7 million and consisted primarily of disbursements for new investments, partially offset by proceeds received from the Cavert recapitalization and principal payments received from existing investments. Net cash provided by operating activities for the three months ended June 30, 2010, was approximately $46.3 million and consisted primarily of proceeds received from the A. Stucki sale and principal payments received from existing investments, partially offset by the increase in cash due from custodian.

At June 30, 2011, we had investments in equity of, loans to or syndicated participations in 17 private companies with an aggregate cost basis of approximately $214.3 million. At June 30, 2010, we had investments in equity of, loans to or syndicated participations in 15 private companies with an aggregate cost basis of approximately $184.8 million. The following table summarizes our total portfolio investment activity during the three months ended June 30, 2011 and 2010:

	Three Months Ended June 30,
	2011	2010
Beginning investment portfolio, at fair value	$153,285	$206,858
New investments	16,378	95
Disbursements to existing investments	6,075	744
Scheduled principal repayments	(370)	(836)
Unscheduled principal repayments	(2,697)	(38,594)
Amortization of premiums and discounts	—	(2)
Proceeds from sales	(8,069)	(21,474)
Net realized gain	5,739	16,976
Net unrealized appreciation	1,061	1,626
Reversal of net unrealized appreciation	(6,113)	(17,424)
Other cash activity, net	—	(155)
Other non-cash activity, net	6	515

Ending investment portfolio, at fair value	$165,295	$148,329

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at June 30, 2011.

		Amount
For the remaining nine months ending March 31:	2012	$16,949
For the fiscal year ending March 31:	2013	31,578
	2014	34,331
	2015	17,221
	2016	26,775
	2017	29,124
	Thereafter	—

	Total contractual repayments	$155,978
	Investments in equity securities	58,506
	Adjustments to cost basis on debt securities	(230)

	Total cost basis of investments held at June 30, 2011:	$214,254

In light of the liquidity resulting from our sale of A. Stucki and Chase and the recapitalization of Cavert, the general stabilization of our portfolio valuations over the past year and the increased investing opportunities that we see in our target markets, as demonstrated by our investments in four new proprietary investments over the past year, we are cautiously optimistic about our long-term investment prospects and have shifted our investment activity from being focused primarily on retaining capital and building the value of our existing portfolio companies to a strategy that includes making new conservative investments in businesses that we believe will weather the current economic conditions and that are likely to produce attractive long-term returns for our stockholders. Increasing new investment activity over the long run will require accessing capital markets, which continue to be challenging in these unstable economic conditions, while ensuring that we can maintain our RIC status.

Net cash provided by operating activities for the year ended March 31, 2011 was approximately $67.1 million and consisted primarily of proceeds received from the A. Stucki and Chase sales and principal payments received from existing investments, partially offset by disbursements for new investments. Net cash provided by operating activities for the year ended March 31, 2010 was approximately $99.3 million and consisted primarily of proceeds received from the Syndicated Loan Sales and the net loss realized on those sales and principal payments received from existing investments, partially offset by the unrealized appreciation experienced throughout our loan portfolio during the year ended March 31, 2010. Net cash provided by operating activities for the year ended March 31, 2009 was approximately $13.6 million and consisted primarily of principal loan repayments, proceeds from the sale of existing portfolio investments, and net unrealized depreciation of our investments. These cash inflows were partially offset by the purchases of two new Control investments, one new Affiliate investment and other disbursements to existing portfolio companies.

At March 31, 2011, we had investments in equity of, loans to, or syndicated participations in, 17 private companies with an aggregate cost basis of approximately $197.2 million. At March 31, 2010, we had investments in equity of, loans to or syndicated participations in 16 private companies with an aggregate cost basis of approximately $227.6 million. The following table summarizes our total portfolio investment activity during the years ended March 31, 2011 and 2010:

	Year Ended March 31,
	2011	2010
Beginning investment portfolio, at fair value	$206,858	$313,930
New investments	35,814	—
Disbursements to existing investments	7,293	3,938
Scheduled principal repayments	(3,214)	(3,294)
Unscheduled principal repayments	(59,037)	(11,390)
Amortization of premiums and discounts	(8)	(2)
Proceeds from sales	(35,009)	(74,706)
Net realized gain (loss)	23,489	(35,923)
Net unrealized depreciation	(1,329)	(21,433)
Reversal of net unrealized (appreciation) depreciation	(21,868)	35,738
Other cash activity, net	(231)	—
Other non-cash activity, net	527	—

Ending investment portfolio, at fair value	$153,285	$206,858

Financing Activities

Net cash used in financing activities for the three months ended June 30, 2011 was approximately $3.1 million and consisted primarily of distributions paid to stockholders. Net cash used in financing activities for the three months ended June 30, 2010 was approximately $14.7 million, which was primarily a result of net repayments on our Credit Facility in excess of borrowings by approximately $11.3 million, in addition to our distributions paid to stockholders of $2.6 million.

Net cash used in financing activities for the year ended March 31, 2011 was approximately $74.2 million, which was primarily a result of net repayments on our Credit Facility and short-term loan in excess of borrowings by approximately $62.8 million, in addition to distributions paid to stockholders of $10.6 million. Net cash used in financing activities for the year ended March 31, 2010 was approximately $18.8 million, which was primarily a result of net repayments on our Prior Credit Facility and short-term loan in excess of borrowings by approximately $7.5 million, in addition to our distributions paid to stockholders of $10.6 million. Net cash used in financing activities for the fiscal year ended March 31, 2009 was approximately $15.7 million, which was primarily a result of repayments on our line of credit in excess of borrowings by approximately $34.6 million, in addition to our distributions paid to stockholders of $20.8 million. This was partially offset, however, by the issuance of additional shares through a rights offering that provided net proceeds of $40.6 million.

Distributions

To qualify as a RIC and, therefore, avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared and paid monthly cash distributions of $0.04 per common share during each month of the fiscal years ended March 31, 2011 and 2010. In April 2011, our Board of Directors declared a monthly distribution of $0.045 per common share for each of April, May and June 2011. In July 2011, our Board of Directors declared a monthly distribution of $0.050 per common share for each of July, August and September 2011. We declared these distributions based on our estimates of taxable income for the fiscal year.

For the fiscal year ended March 31, 2011, our distributions to stockholders of approximately $10.6 million were less than our taxable income over the same period. At year-end, we elected to treat a portion of the first distribution paid after year-end as having been paid in the prior year, in accordance with Section 855(a) of the Code. Additionally, the covenants in our Credit Facility restrict the amount of distributions that we can pay out to be no greater than our net investment income. For the year ended March 31, 2010, distributions to our stockholders equaled taxable income available for distribution.

Issuance of Equity

We have filed a registration statement with the SEC, which we refer to as the Registration Statement, of which this prospectus is a part, that permits us to issue, through one or more transactions, up to an aggregate of $300 million in securities, consisting of common stock, preferred stock, subscription rights, warrants representing rights to purchase shares of our common stock and/or debt securities.

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. Additionally, when our common stock is trading below net asset value, we will have regulatory constraints under the 1940 Act on our ability to obtain additional capital in this manner. On June 30, 2011, our stock closed trading at $7.14, representing a 21.2% discount to our NAV of $9.06 per share. Generally, the 1940 Act provides that we may not issue stock for a price below NAV per share, without first obtaining the approval of our stockholders and our independent directors or through a rights offering.

We raised additional capital within these regulatory constraints in April 2008 through an offering of transferable subscription rights to purchase additional shares of common stock, which we refer to as the Rights Offering. Pursuant to the Rights Offering, we sold 5,520,033 shares of our common stock at a subscription price of $7.48 per share, which represented a purchase price equal to 93% of the weighted average closing price of our stock in the last five trading days of the subscription period. Net proceeds of the offering, after offering expenses borne by us, were approximately $40.6 million and were used to repay outstanding borrowings under our line of credit. Should our common stock continue to trade below its net asset value per share, we may seek to conduct similar offerings in the future in order to raise additional capital, although there can be no assurance that we will be successful in our efforts to raise capital.

Future Capital Resources

At our 2011 annual stockholders meeting held on August 4, 2011, our stockholders approved a proposal that allows us to sell shares of our common stock at a price below our then current NAV per share, subject to certain limitations (including, but not limited to, that the cumulative number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale.

Revolving Credit Facility

On April 14, 2009, we entered into the Credit Facility, providing for a $50.0 million revolving line of credit arranged by BB&T as administrative agent, replacing Deutsche Bank AG, which served as administrative agent under our prior credit facility. Key Equipment Finance Company Inc. also joined the Credit Facility as a committed lender. In connection with our entry into the Credit Facility, we borrowed $43.8 million under the Credit Facility to repay in full all amounts outstanding under the prior credit facility.

On April 13, 2010, we renewed the Credit Facility through Business Investment, by entering into a third amended and restated credit agreement providing for a $50.0 million, two-year revolving line of credit, which may be expanded up to $125.0 million through the addition of other committed lenders to the facility. The Credit Facility’s maturity date is April 13, 2012, and if it is not renewed or extended by then, all unpaid principal and interest will be due and payable on or before April 13, 2013. Advances under the Credit Facility generally bear interest at the 30-day LIBOR (subject to a minimum rate of 2.0%), plus 4.5% per annum, with a commitment fee of 0.50% per annum on undrawn amounts when advances outstanding are above 50.0% of the commitment and 1.0% on undrawn amounts if the advances outstanding are below 50.0% of the commitment. In connection with the Credit Facility renewal, we paid an upfront fee of 1.0%. As of August 15, 2011, there was $3.5 million outstanding with approximately $43.9 million of availability under the Credit Facility.

The Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to our credit and collection policies without lenders’ consent. The facility also limits payments as distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2011 and 2012. We are also subject to certain limitations on the type of loan investments we can make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. The Credit Facility also requires us to comply with other financial and operational covenants, which obligate us to, among other things, maintain certain financial ratios, including asset and interest coverage, a minimum net worth, and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth of $155.0 million plus 50% of all equity and subordinated debt raised after April 13, 2010, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of June 30, 2011, we were in compliance with all covenants.

During May 2009, we cancelled our interest rate cap agreement with Deutsche Bank AG and entered into a new interest rate cap agreement, which expired in May 2011, for a notional amount of $45.0 million that will effectively limit the interest rate on a portion of the borrowings under the Credit Facility. We incurred a premium fee of approximately $39 in conjunction with this agreement.

In April 2010, we entered into a forward interest rate cap agreement, effective May 2011 and expiring in May 2012, for a notional amount of $45.0 million that will effectively limit the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. We incurred a premium fee of approximately $41 in conjunction with this agreement.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account, with The Bank of New York Mellon Trust Company, N.A. as custodian. BB&T is also the trustee of the account and once a month remits the collected funds to us. At August 15, 2011, the amount due from the custodian was nominal.

The Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, we executed a performance guaranty whereby the Adviser guaranteed it would comply with all of its obligations under the Credit Facility. As of June 30, 2011, we were in compliance with the covenants under the performance guaranty.

Our continued compliance with these covenants, however, depends on many factors, some of which are beyond our control. In particular, depreciation in the valuation of our assets, which is subject to changing market conditions that are presently very volatile, affects our ability to comply with these covenants. Our entire portfolio was fair valued at 77.1% of cost as of June 30, 2011. Given the unstable capital markets, net unrealized depreciation in our portfolio may return in future periods and threaten our ability to comply with the covenants under our Credit Facility. Accordingly, there are no assurances that we will be able to continue to comply with these covenants. Failure to comply with these covenants would result in a default, which, if we are unable to obtain a waiver from the lenders, could accelerate our repayment obligations under the Credit Facility and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay distributions to our stockholders, as more fully described below.

The Credit Facility matures on April 13, 2012, and, if the facility is not renewed or extended by this date, all unpaid principal and interest will be due and payable on or before April 13, 2013. There can be no guarantee that we will be able to renew, extend or replace the Credit Facility on terms that are favorable to us, or at all. Our ability to obtain replacement financing will be constrained by then current economic conditions affecting the credit markets. If we are not able to renew, extend or refinance the Credit Facility, this would likely have a material adverse effect on our liquidity and ability to fund new investments or pay distributions to our stockholders. Our inability to pay distributions could result in our failure to qualify as a RIC. Consequently, any income or gains could become taxable at corporate rates. If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, such as those recorded in connection with the Syndicated Loan Sales, which resulted in a realized loss of approximately $34.6 million during the quarter ended June 30, 2009. Such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under the Credit Facility. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings and assets and voting interest in us.

Short-Term Note

For every quarter end since June 30, 2009, which we refer to as the measurement dates, we satisfied the 50% threshold, primarily through the purchase of short-term qualified securities, which was funded primarily through a short-term loan agreement. Subsequent to the measurement dates, the short-term qualified securities matured and we repaid the short-term loan, at which time we again fell below the 50% threshold. Therefore, for quarter end, on June 29, 2011, we purchased $40.0 million of T-Bills through Jefferies. The T-Bills were purchased using $4.0 million from existing T-Bills for collateral and the proceeds from a $40.0 million short-term loan from Jefferies, with an effective annual interest rate of approximately 0.64%. On July 7, 2011, when the T-Bills matured, we repaid the $40.0 million loan from Jefferies.

Contractual Obligations and Off-Balance Sheet Arrangements

We were not a party to any signed term sheets for potential investments as of June 30, 2011. However, we have certain lines of credit with our portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and we expect many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of these unused line of credit commitments as of June 30, 2011 and March 31, 2011 to be nominal.

In November 2008, we executed a guaranty of a vehicle finance facility agreement, which we refer to as the Finance Facility, between Ford Motor Credit Company and ASH. The Finance Facility provides ASH with a line of credit of up to $0.8 million for component Ford parts used by ASH to build truck bodies under a separate contract. Title and ownership of the parts is retained by Ford. The guaranty of the Finance Facility will expire upon termination of the separate parts supply contract with Ford or upon our replacement as guarantor. The Finance Facility is secured by all of the assets of Business Investment. As of June 30, 2011, we have not been required to make any payments on the guaranty of the Finance Facility, and we consider the credit risk to be remote and the fair value of the guaranty to be minimal.

In February 2010, we executed a guaranty of a wholesale financing facility agreement (the “Floor Plan Facility”) between Agricredit Acceptance, LLC, or Agricredit, and Country Club Enterprise, LLC, or CCE. The Floor Plan Facility provides CCE with financing of up to $2.0 million to bridge the time and cash flow gap between the order and delivery of golf cars to customers. The guaranty was renewed in February 2011 and expires in February 2012, unless it is again renewed. In connection with this guaranty and its subsequent renewal, we recorded aggregate premiums of $0.2 million from CCE. As of June 30, 2011, we have not been required to make any payments on the guaranty of the Floor Plan Facility, and we consider the credit risk to be remote and the fair value of the guaranty to be minimal.

In April 2010, we executed a guaranty of vendor recourse for up to $2.0 million in individual customer transactions, which we refer to as the Recourse Facility, between Wells Fargo Financial Leasing, Inc. and CCE. The Recourse Facility provides CCE with the ability to provide vendor recourse up to a limit of $2.0 million of transactions with long-time customers who lack the financial history to qualify for third-party financing. In connection with this guaranty, we received a premium of $0.1 million from CCE, which approximates fair value. As of June 30, 2011, we have not been required to make any payments on the guaranty of the Recourse Facility, and we consider the credit risk to be remote and the fair value of the guaranty to be minimal.

In accordance with GAAP, the unused portions of these commitments are not recorded on the accompanying Consolidated Statements of Assets and Liabilities. The following table summarizes the nominal dollar balance of unused line of credit commitments and guarantees as of June 30, 2011 and March 31, 2011:

	As of June 30, 2011	As of March 31, 2011
Unused line of credit commitments	$2,943	$2,386
Guarantees	4,664	4,664

Total	$7,607	$7,050

The following table shows our contractual obligations as of June 30, 2011:

	Payments Due by Period
Contractual Obligations(1)	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years	Total
Borrowings:
Short-term loan(2)	$40,000	$—	$—	$—	$40,000
Credit Facility	—	—	—	—	—

Total borrowings	$40,000	$—	$—	$—	$40,000

(1)	Excludes the unused commitments to extend credit to our portfolio companies of $2.9 million and guarantees of $4.7 million, as discussed above.

(2)	On July 7, 2011, we repaid the short-term loan in full.

Quantitative and Qualitative Disclosures About Market Risk

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The primary risk we believe we are exposed to is interest rate risk. While we expect that ultimately approximately 20% of the loans in our portfolio will be made at fixed rates, with approximately 80% made at variable rates or variables rates with a floor mechanism, all of our variable-rate loans have rates associated with either the current LIBOR or Prime Rate. At June 30, 2011, our portfolio, at cost, consisted of the following breakdown in relation to all outstanding debt investments:

Variable rates with a floor and no ceiling	66.4%
Fixed rates	33.6

Total	100.0%

Despite some signs of economic improvement in the United States, unstable economic conditions could adversely affect the financial position and results of operations of certain of the middle-market companies in our portfolio, which ultimately could lead to difficulty in meeting debt service requirements and an increase in defaults. During the year ended March 31, 2010, we experienced write-downs across our portfolio, most of which were due to reductions in comparable multiples and market pricing and to a lesser extent reductions in the performance of certain portfolio companies used to estimate the fair value of our investments. During the year ended March 31, 2011, our portfolio generally stabilized as reflected by only $1.3 million in write-downs for the year, excluding reversals from realizations. There can be no assurance that the performance of our portfolio companies will not be further impacted by economic conditions, which could have a negative impact on our future results.

In April 2009, we entered into a revolving line of credit with BB&T for up to $50.0 million. Subsequently, we renewed the facility in April 2010 for an additional two years. Advances under the line of credit will generally bear interest at the 30-day LIBOR rate (subject to a minimum rate of 2.0%), plus 4.5% per annum, with a commitment fee of 0.50% per annum on undrawn amounts when advances outstanding are above 50.0% of the commitment and will be 1.0% on undrawn amounts if the advances outstanding are below 50.0% of the commitment. In connection with the facility, we paid an upfront fee of 1.0%.

In May 2009, we entered into an interest rate cap agreement in connection with our line of credit. We purchased this interest rate cap agreement, which expired in May 2011 and has a notional amount of $45.0 million, for a one-time, up-front payment of $39. At March 31, 2011, the interest rate cap agreement had a nominal fair value.

Additionally, in April 2010, we entered into a forward interest rate cap agreement, effective May 2011 and expiring in May 2012, in connection with our April 2010 renewal of the line of credit. We paid a one-time, up-front fee of $41 for the forward interest rate cap agreement which has a notional amount of $45.0 million. At March 31, 2011, the interest rate cap agreement had a fair value of $4. Collectively, we have an interest rate cap agreement in place continuously through May 2012.

The current interest rate cap agreement entitle us to receive payments, if any, equal to the amount by which interest payments on the current notional amount at the one month LIBOR exceed the payments on the current notional amount at 6.0%. This agreement effectively caps our interest payments on our line of credit borrowings, up to the notional amount of the interest rate cap over the next year. This mitigates our exposure to increases in interest rates on our borrowings on our line of credit, which are at variable rates.

To illustrate the potential impact of changes in interest rates on our net increase in net assets resulting from operations, we have performed the following analysis, which assumes that our balance sheet remains constant and no further actions beyond the interest rate cap agreement are taken to alter our existing interest rate sensitivity.

(dollars in thousands) Basis Point Change(1)	Increase in Interest Income	Increase in Interest Expense(2)	Net Increase in Net Assets Resulting from Operations
Up 300 basis points	$385	$—	$385
Up 200 basis points	78	—	78
Up 100 basis points	3	—	3

(1)	As of March 31, 2011, our effective average LIBOR was 0.24%; thus, a 100 basis point decrease could not occur.

(2)	As of March 31, 2011, we had no borrowings outstanding.

Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our loan portfolio on the balance sheet and other business developments that could affect net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

We may also experience risk associated with investing in securities of companies with foreign operations. We currently do not anticipate investing in debt or equity of foreign companies, but some potential portfolio companies may have operations located outside the United States. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2011 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below the then current net asset value, or NAV, per share during a period beginning on August 4, 2011 which we refer to as the Stockholder Approval, and expiring on the first anniversary of the date of the 2011 annual stockholders meeting. In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will be solicited but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (i) find that the sale is in our best interests and in the best interests of our stockholders and (ii) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount, the Stockholder Approval is also subject to certain other limitations (including, but not limited to, that the cumulative number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval.

Any offering of common stock below its NAV per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our board of directors will consider a variety of factors including, but not limited to:

•	the effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per share;

•	the relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our Adviser as our Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a post-effective amendment to the registration statement if the cumulative dilution to the Company’s NAV per share from offerings under the registration statement exceeds 15%. This would be measured separately for each offering pursuant to the registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00 and we have 140 million shares outstanding, the sale of 35 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10%. If we subsequently determined that our NAV per share increased to $11.00 on the then 175 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares at net proceeds to us of $8.25 per share, which would produce dilution of 5%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors-Risks Related to an Investment in Our Common Stock.”

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than NAV per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on a nonparticipating stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.33)%
Dilution to Stockholder
Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.33)%
Total Investment by Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.33)%

Impact on Existing Stockholders Who Do Participate in an Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.50% of the offering 200,000 shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,000 shares, which is 1.50% of an offering of 200,000 shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increases in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Stockholder
Shares Held by Stockholder	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$108,420	—	$125,260	—
Total Dilution/Accretion to Stockholder (Total NAV Less Total Investment)	—	(2,087)	—	$407	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.92)%	—	0.32%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the shares in the offering as the stockholder in the prior examples held immediately prior to the offering, The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.33)%
Dilution/Accretion to Stockholder
Shares Held by Stockholder	—	500	—	1,000	—	2,000	—
Percentage Held by Stockholder	0.0%	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total NAV Held by Stockholder	—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Stockholder	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,500	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder	—	$10.00	—	$9.47	—	$8.42	—
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.85%

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2011, and March 31, 2011, 2010, 2009, 2008, 2007 and 2006 (the end of our first fiscal year of operations). The information has been derived from our audited financial statement for each respective period, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm, unless noted otherwise.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)		Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving credit facilities
June 30, 2011 (unaudited)	$—	$	N/A	$—	N/A
March 31, 2011	—		N/A	—	N/A
March 31, 2010	27,800,000		2,814	—	N/A
March 31, 2009	110,265,000		2,930	—	N/A
March 31, 2008	144,835,000		2,422	—	N/A
March 31, 2007	100,000,000		3,228	—	N/A
March 31, 2006	—		N/A	—	N/A
Short-term loan
June 30, 2011 (unaudited)	40,000,000		5,371	—	N/A
March 31, 2011	40,000,000		5,344	—	N/A
March 31, 2010	75,000,000		2,814	—	N/A
March 31, 2009	—		N/A	—	N/A
March 31, 2008	—		N/A	—	N/A
March 31, 2007	—		N/A	—	N/A
March 31, 2006	—		N/A	—	N/A

(1)	Total amount of each class of senior securities outstanding as of the dates presented.

(2)

Asset coverage ratio is the ratio of the carrying value of the our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness (including interest payable and guarantees). Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

Overview

We were established primarily for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. When we invest in buyouts we do so with the management team of the portfolio companies and with other buyout funds. We also sometimes invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments.

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005 we completed an initial public offering and commenced operations. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. For federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

Our Investment Adviser and Administrator

Gladstone Management Corporation, or the Adviser, is our affiliate and investment adviser and is led by a management team which has extensive experience in our lines of business. Our Adviser also has an affiliate, Gladstone Administration, LLC, or the Administrator, which employs our chief financial officer, chief compliance officer, treasurer, internal counsel and their respective staffs. Excluding our chief financial officer, all of our executive officers serve as directors or executive officers, or both, of the following of our affiliates: Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Capital, a publicly traded BDC and RIC; our Adviser; and our Administrator. Our treasurer is also an executive officer of Gladstone Securities, another of our affiliates, a broker-dealer registered with the Financial Industry Regulatory Authority, or FINRA.

Our Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates Gladstone Commercial; Gladstone Capital; Gladstone Partners Fund, L.P., or Gladstone Partners, a private partnership fund formed primarily to co-invest with us and Gladstone Capital; Gladstone Land, a private agricultural real estate company owned by David Gladstone, our chairman and chief executive officer; and Gladstone Lending Corporation, or Gladstone Lending, a private corporation that has filed a registration statement with the Securities and Exchange Commission, or the SEC, but which has not yet commenced operations. In the future, our Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

We have been externally managed by our Adviser pursuant to an investment advisory and administrative agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers’ Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and our Adviser also has offices in New York, Illinois, Virginia and California.

Our Investment Strategy

We seek to achieve returns through current income generated from senior, subordinated and mezzanine debt, and capital gains from the sale of preferred stock, warrants to purchase common stock and common stock that we purchase in connection with buyouts and recapitalizations of small and mid-sized companies with established management teams. We seek to make investments that generally range between $10 million and $40 million each, although this investment size may vary proportionately as the size of our capital base changes. Typically, our investments mature in no more than seven years and accrue interest at fixed or variable rates with floors in place. We invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were to be investing alone.

We expect that our target portfolio over time will primarily include the following three categories of investments in private companies:

•

Subordinated Debt and Mezzanine Debt.     We anticipate that, over time, much of the capital that we invest will be in the form of subordinated or mezzanine debt. Most of our mezzanine and subordinated loans are collateralized by a subordinated lien on some or all of the assets of the borrower. We structure most of our mezzanine and subordinated loans with variable interest rates, but some are fixed rate loans. In either event, we structure the loans at rates of interest that provide us with significant current interest income and generally have interest rate floors to protect against declining interest rates. Our subordinated and mezzanine loans typically have maturities of five to seven years and provide for interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment.

•

Our subordinated and mezzanine debt investments may include equity features, such as warrants or options to buy a significant common stock ownership interest in the portfolio company, or success fees if the business is sold. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder, such as the right to sell the warrants back to the company upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and co-registration rights.

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Preferred Stock, Warrants to Purchase Common Stock and Common Stock.    We also acquire preferred stock, warrants to purchase common stock or common stock, or a combination of the three, in connection with a buyout or recapitalization. These investments are generally in combination with an investment in one of our debt products. With respect to preferred stock, warrants to purchase common stock or common stock investments, we target an investment return substantially higher than our investments in loans. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole. The features of the preferred stock we receive vary by transaction but may include priority distribution rights, superior voting rights, redemption rights, liquidation preferences and other provisions intended to protect our interests. Generally speaking, warrants to purchase common stock and common stock do not have any current income and its value is realized, if at all, upon the sale of the business or following the company’s initial public offering.

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Senior Secured Debt.    We may provide senior secured acquisition financing for some portfolio companies. We typically structure these senior secured loans to have terms of three to five years, and they may provide for limited principal payments in the first few years of the term of the loan. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these senior loans. This collateral usually takes the form of first priority liens on the assets of the portfolio company. The interest rates on our senior secured loans are generally variable rates based on LIBOR.

Investment Concentrations

Approximately 35.0% of the aggregate fair value of our investment portfolio at June 30, 2011, was comprised of senior term debt, 45.9% was comprised of senior subordinated term debt and 19.1% was comprised of preferred and common equity securities or their equivalents. At June 30, 2011, we had investments in 17 portfolio companies with an aggregate fair value of $165.3 million, of which Venyu, Acme and Mitchell, collectively, comprised approximately $64.2 million or 38.8% of our total investment portfolio, at fair value. The following table outlines our investments by security type at June 30 and March 31, 2011:

	June 30, 2011		March 31, 2011
	Cost	Fair Value	Cost	Fair Value
Senior term debt	$62,421	$57,932	$64,566	$58,627
Senior subordinated term debt	93,327	75,862	74,602	62,806
Preferred equity	53,443	30,068	52,922	25,398
Common equity/Equivalents	5,063	1,433	5,102	6,454

Total Investments	$214,254	$165,295	$197,192	$153,285

Investments at fair value consisted of the following industry classifications at June 30 and March 31, 2011:

	June 30, 2011		March 31, 2011
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Chemicals, plastics and rubber	$38,846	23.5%	$19,906	13.0%
Electronics	25,321	15.3	25,012	16.3
Containers, packaging and glass	25,225	15.3	29,029	19.0
Cargo transport	14,165	8.6	13,183	8.6
Diversified/Conglomerate manufacturing	12,659	7.7	12,746	8.3
Buildings and real estate	9,970	6.0	10,120	6.6
Machinery	9,398	5.7	10,431	6.8
Home and office furnishings/Consumer products	8,852	5.3	8,627	5.6
Oil and gas	6,596	4.0	4,931	3.2
Aerospace and defense	6,415	3.9	6,659	4.4
Printing and publishing	3,155	1.9	3,073	2.0
Automobile	2,400	1.4	7,560	4.9
Telecommunications	2,293	1.4	1,499	1.0
Diversified/Conglomerate service	—	—	509	0.3

Total Investments	$165,295	100.0%	$153,285	100.0%

The investments, at fair value, were included in the following geographic regions of the United States at June 30 and March 31, 2011:

	June 30, 2011		March 31, 2011
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$106,486	64.4%	$92,172	60.1%
Northeast	36,580	22.1	38,126	24.9
West	12,659	7.7	12,746	8.3
Midwest	9,570	5.8	10,241	6.7

Total Investments	$165,295	100.0%	$153,285	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Corporate Information

Our executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102 and our telephone number is (703) 287-5800. Our corporate website is located at www.gladstoneinvestment.com. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this prospectus or the registration statement of which it forms a part.

Investment Process

Overview of Investment and Approval Process

To originate investments, our Adviser’s investment professionals use an extensive referral network comprised primarily of private equity sponsors, venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. Our Adviser’s investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity with our president, David Dullum, to authorize the submission of an indication of interest, or IOI, to the prospective portfolio company. If the prospective portfolio company passes this initial screening and the IOI is accepted by the prospective company, the investment professionals will seek approval to issue a letter of intent, or LOI, from the Adviser’s investment committee, which is composed of David Gladstone (our chairman and chief executive officer), Terry Lee Brubaker (our co-vice chairman, chief operating officer and secretary) and George Stelljes III (our co-vice chairman and chief investment officer), to the prospective company. If this LOI is issued, then our Adviser’s investment professionals, or those of Gladstone Securities, will conduct a thorough due diligence investigation and create a detailed business analysis summarizing the prospective portfolio company’s historical financial statements, industry, competitive position and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this investment profile to our Adviser’s investment committee, which must approve each investment. Further, each investment is available for review by the members of our Board of Directors, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

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Value-and-Income Orientation and Positive Cash Flow.    Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value-and-income orientation. In seeking value, we focus on companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, and that have positive operating cash flow at the time of investment. In seeking income, we seek to invest in companies that generate relatively high and stable cash flow to provide some assurance that they will be able to service their debt and pay any required distributions on preferred stock. Typically, we do not expect to invest in start-up companies or companies with speculative business plans.

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Experienced Management.    We generally require that our portfolio companies have experienced management teams. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

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Strong Competitive Position in an Industry.    We seek to invest in target companies that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

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Exit Strategy.    We seek to invest in companies that we believe will provide a stable stream of cash flow that is sufficient to repay the loans we make to them while reinvesting for the growth of their respective businesses. We target such internally generated cash flow to allow our portfolio companies to pay interest on, and repay the principal of, our investments. This is a major factor in our investment thesis and evaluation of risk. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive possibilities for capital appreciation on any equity interests we may obtain or retain. These capital appreciation possibilities include strategic acquisitions by other industry participants or financial buyers, initial public offerings of common stock, or other capital market transactions.

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Liquidation Value of Assets.    The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our investment analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment, and real estate, and intangible assets, such as intellectual property, customer lists, networks, and databases, although the relative weight we place on these asset classes will vary by company and industry.

Extensive Due Diligence

Our Adviser and Gladstone Securities conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. Our due diligence investigation of a prospective portfolio company may begin with a review of publicly available information and generally includes some or all of the following:

•	a review of the prospective portfolio company’s historical and projected financial information;

•	visits to the prospective portfolio company’s business site(s);

•	interviews with the prospective portfolio company’s management, employees, customers and vendors;

•	review of all loan documents;

•	background checks on the prospective portfolio company’s management team; and

•	research on the prospective portfolio company’s products, services or particular industry and its competitive position.

Upon completion of a due diligence investigation and a decision to proceed with an investment in a buyout, recapitalization or other growth plan, our Adviser’s investment professionals who have primary responsibility for the investment present the investment opportunity to our Adviser’s investment committee. The investment committee determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

We also rely on the long-term relationships that our Adviser’s investment professionals have with venture capitalists, leveraged buyout funds, investment bankers, commercial bankers, private equity sponsors, and business brokers. In addition, the extensive direct experiences of our executive officers and managing directors in the operations of and providing debt and equity capital to small and medium-sized private businesses plays a significant role in our investment evaluation and assessment of risk.

Investment Structure

Once we have determined that a prospective acquisition, buyout or recapitalization meets our standards and investment criteria, we work with the management of that company and other capital providers to structure the transaction in a way that provides us the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company. As we described in the Overview section above, the capital classes through which we typically structure a deal may include subordinated and mezzanine debt, senior secured debt and preferred and common equity. Through our risk management process, we seek to limit the downside risk of our investments by:

•	making investments with an expected total return (including both interest and potential equity appreciation) that we believe compensates us for the credit risk of the investment;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating put rights and call protection into the investment structure where possible; and

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negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with the need for the preservation of our capital.

We expect to hold most of our investments in subordinated debt, mezzanine debt or equity interests until maturity or repayment, but we will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering. Occasionally, we may sell some or all of our subordinated debt, mezzanine debt or equity interests in a portfolio company to a third party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

Temporary Investments

Pending investment in our target market of small and medium-sized companies, we invest our otherwise uninvested cash primarily in cash, cash items, government securities or high-quality debt securities maturing in one year or less from the time of investment, to which we refer collectively as temporary investments, so that at least 70% of our assets are “qualifying assets,” for purposes of the business development company provisions of the 1940 Act. For information regarding regulations to which we are subject and the definition of “qualifying assets,” see “ — Regulation as a Business Development Company.”

Hedging Strategies

Although it has not yet happened, nor do we expect this to happen in the near future, when one of our portfolio companies goes public, we may undertake hedging strategies with regard to any equity interests that we may have in that company. We may mitigate risks associated with the volatility of publicly traded securities by, for example, selling securities short or writing or buying call or put options. Hedging against a decline in the value of such investments in public companies would not eliminate fluctuations in the values of such investments or prevent losses if the values of such investments decline, but would establish or enhance a hedging strategy to seek to protect our investment in such securities. Therefore, by engaging in hedging transactions, we would seek to moderate the decline in the value of our hedged investments in public companies. However, such hedging transactions would also limit our opportunity to gain from an increase in the value of our investment in the public company. Hedging strategies can pose risks to us and our stockholders; however we believe that such activities are manageable because they will be limited to only a portion of our portfolio. See “Risk Factors — Hedging strategies can pose risks to us and our stockholders.

In April 2010, we, through our wholly-owned subsidiary, Gladstone Business Investment, LLC, or Business Investment, entered into a third amended and restated credit agreement providing for a $50.0 million revolving line of credit, which we refer to as the Credit Facility, arranged by Branch Banking and Trust Company, or BB&T. Pursuant to our Credit Facility, we have agreed to enter into interest rate cap agreements, in connection with the borrowings that we make under our Credit Facility. We currently hold one interest rate cap agreement, which is not designated as a hedge for accounting purposes.

Section 12(a)(3) of the 1940 Act prohibits us from effecting a short sale of any security “in contravention of such rules and regulations or orders as the [SEC] may prescribe as necessary or appropriate in the public interest or for the protection of investors . . .” However, to date, the SEC has not promulgated regulations under this statute, it is possible that such regulations could be promulgated in the future in a way that would require us to change any hedging strategies that we may adopt. In addition, our ability to engage in short sales may be limited by the 1940 Act’s leverage limitations. We will only engage in hedging activities in compliance with applicable laws and regulations.

Competitive Advantages

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. However, we believe that we have the following competitive advantages over other providers of financing to small and mid-sized businesses.

Management expertise

David Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of our Adviser and its affiliated companies (the “Gladstone Companies”), and has been involved in all aspects of the Gladstone Companies’ investment activities, including serving as a member of our Adviser’s investment committee. David Dullum is our president and has extensive experience in private equity investing in middle market companies. Terry Lee Brubaker is our co-vice chairman, chief operating officer and secretary, and has substantial experience in acquisitions and operations of companies. George Stelljes III is our co-vice chairman and chief investment officer and has extensive experience in leveraged finance. Messrs. Gladstone, Dullum, Brubaker and Stelljes have principal management responsibility for our Adviser as its senior executive officers. These individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to small and mid-sized companies and has worked together for more than 10 years. In addition, we have access to the resources and expertise of our Adviser’s investment professionals and support staff who possess a broad range of transactional, financial, managerial, and investment skills.

Increased access to investment opportunities developed through proprietary research capability and an extensive network of contacts

Our Adviser seeks to identify potential investments both through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom our Adviser’s investment professionals have long-term relationships. We believe that our Adviser’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation in investment management enables us to identify well-positioned prospective portfolio companies which provide attractive investment opportunities. Additionally, our Adviser expects to generate information from its professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other companies.

Disciplined, value-and-income-oriented investment philosophy with a focus on preservation of capital

In making its investment decisions, our Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect our Adviser to use the same value-and-income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to management of downside exposure. Our Adviser’s approach seeks to reduce our risk in investments by using some or all of the following approaches:

•	focusing on companies with good market positions, established management teams and good cash flow;

•	investing in businesses with experienced management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing at low price-to-cash flow multiples; and

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of our Adviser and its affiliates.

Longer investment horizon with attractive publicly traded model

Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often seven to 10 years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Flexible transaction structuring

We believe our Adviser’s broad expertise and ability to draw upon many years of combined experience enables it to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures, and, in some cases, the types of securities in which we invest. We believe that this approach enables our Adviser to identify attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets. One example of our flexibility is our ability to exchange our publicly-traded stock for the stock of an acquisition target in a tax-free reorganization under the Code. After completing an acquisition in such an exchange, we can restructure the capital of the small company to include senior and subordinated debt.

Leverage

For the purpose of making investments other than temporary investments and to take advantage of favorable interest rates, we may issue senior debt securities up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. We may also incur such indebtedness to repurchase our common stock. As a result of issuing senior securities, we are exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions or incur additional indebtedness would be restricted if asset coverage is less than twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders. Our Board of Directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as it deems appropriate, provided that such an issuance adheres to the requirements of the 1940 Act. See “ — Regulation as a Business Development Company — Asset Coverage” for a discussion of our leveraging constraints.

Ongoing Management of Investments and Portfolio Company Relationships

Our Adviser’s investment professionals actively oversee each investment by evaluating the portfolio company’s performance and working collaboratively with the portfolio company’s management to find and incorporate best resources and practices that help us achieve our expected investment performance.

Monitoring

Our Adviser’s investment professionals monitor the financial performance, trends, and changing risks of each portfolio company on an ongoing basis to determine if each is performing within expectations and to guide the portfolio company’s management in taking the appropriate course of action. Our Adviser employs various methods of evaluating and monitoring the performance of our investments in portfolio companies, which can include the following:

•	Monthly analysis of financial and operating performance;

•	Assessment of the portfolio company’s performance against its business plan and our investment expectations;

•	Assessment of the investment’s risks;

•	Participation in portfolio company board of directors or management meetings;

•	Assessment of portfolio company management, sponsor, governance and strategic direction;

•	Assessment of the portfolio company’s industry and competitive environment; and

•	Review and assessment of the portfolio company’s operating outlook and financial projections.

Relationship Management

Our Adviser’s investment professionals interact with various parties involved with a portfolio company, or investment, by actively engaging with internal and external constituents, including:

•	Management;

•	Boards of directors;

•	Financial sponsors;

•	Capital partners; and

•	Advisers and consultants.

Managerial Assistance and Services

As a business development company, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Neither we nor our Adviser currently receives fees in connection with the managerial assistance we make available. At times, our Adviser provides other services to certain of our portfolio companies and it receives fees for these other services. 50% of certain of these fees and 100% of others are credited against the base management fee that we would otherwise be required to pay to our Adviser.

Valuation Process

The following is a general description of the steps we take each quarter to determine the value of our investment portfolio. We value our investments in accordance with the requirements of the 1940 Act. We value securities for which market quotations are readily available at their market value. We value all other securities and assets at fair value as determined in good faith by our Board of Directors. In determining the value of our investments, our Adviser has established an investment valuation policy, or the Policy. The Policy has been approved by our Board of Directors and each quarter the Board of Directors reviews whether our Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to any investments for which market quotations are not readily available or reliable, we perform the following valuation process each quarter:

•	Our quarterly valuation process begins with each portfolio company or investment being initially assessed by our Adviser’s investment professionals responsible for the investment, using the Policy.

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Preliminary valuation conclusions are then discussed with our management, and documented, along with any independent opinions of value provided by Standard & Poor’s Securities Evaluations, Inc., or SPSE, for review by our Board of Directors.

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Our Board of Directors reviews this documentation and discusses the information provided by our management, and the opinions of value provided by SPSE to arrive at a determination that the Policy has been followed for determining the aggregate fair value of our portfolio of investments.

Our valuation policies, procedures and processes are more fully described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investment Valuation.”

Investment Advisory and Management Agreement

We entered into an investment advisory and management agreement with our Adviser, or the Advisory Agreement, which is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. On July 12, 2011, our Board of Directors approved the renewal of our Advisory Agreement with our Adviser through August 31, 2012.

Base Management Fee

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0% computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. Overall, the base management fee cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year. In addition, the following three items are potential adjustments to the base management fee calculation.

•	Loan Servicing Fees

Our Adviser also services the loans held by our wholly owned subsidiary, Business Investment, in return for which our Adviser receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under our Credit Facility. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions directly against the 2.0% base management fee under the Advisory Agreement.

•	Senior Syndicated Loan Fee Waiver

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for the quarter ended June 30, 2011 and the years ended March 31, 2011 and 2010.

•	Portfolio Company Fees

Under the Advisory Agreement, our Adviser has also provided and continues to provide managerial assistance and other services to our portfolio companies and may receive fees for services other than managerial assistance. 50% of certain of these fees and 100% of others are credited against the base management fee that we would otherwise be required to pay to our Adviser.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

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100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

Additionally, in accordance with accounting principles generally accepted in the United States, or GAAP, we did not accrue a capital gains-based incentive fee for the quarter ended June 30, 2011 or the year ended March 31, 2011. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. Similarly, there was no GAAP accrual for a capital gains-based incentive fee for the years ended March 31, 2010 or 2009.

Administration Agreement

We have entered into an administration agreement with our Administrator, or the Administration Agreement, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and salaries and benefits expenses of our chief financial officer, chief compliance officer, treasurer, internal counsel and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. On July 12, 2011, our Board of Directors approved the renewal of our Administration Agreement with our Administrator through August 31, 2012.

Code of Ethics

We and our Adviser have each adopted a Code of Ethics and Business Conduct applicable to our officers, directors and all employees of our Adviser and our Administrator that comply with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by our personnel and requires the reporting of certain transactions and holdings by our personnel. A copy of this code is available for review, free of charge, at our website at www.gladstoneinvestment.com. We intend to provide any required disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, who also serves as chief compliance officer for our Adviser.

Competition

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals. Recently we have seen an increase in our competition such that terms and rates for proposed loans have been reduced. However, we believe that our extensive loan referral network and flexible transaction structuring enable us to compete effectively for opportunities in the current market environment.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of our Adviser or our Administrator pursuant to the terms of the Advisory Agreement and the Administration Agreement, respectively. Excluding our chief financial officer, each of our executive officers is an employee or officer, or both, of our Adviser and our Administrator. No employee of our Adviser or our Administrator will dedicate all of his or her time to us. However, we expect that 25-30 full time employees of our Adviser and our Administrator will spend substantial time on our matters during the remainder of calendar year 2011 and all of calendar year 2012. To the extent we acquire more investments, we anticipate that the number of employees of our Adviser and our Administrator who devote time to our matters will increase.

As of June 30, 2011, our Adviser and Administrator collectively had 51 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area

9	Executive Management

31	Investment Management, Portfolio Management and Due Diligence

11	Administration, Accounting, Compliance, Human Resources, Legal and Treasury

Properties

We do not own any real estate or other physical properties materially important to our operations. Gladstone Management Corporation is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to the Advisory Agreement and Administration Agreement. Our Adviser and Administrator are headquartered in McLean, Virginia and our Adviser also has operations in New York, Illinois, Virginia and California.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2011, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

Company(1)	Industry	Investment	Percentage of Class Held on a Fully- Diluted Basis(2)	Cost	Fair Value
CONTROL INVESTMENTS:
Acme Cryogenics, Inc. 2801 Mitchell Avenue Allentown, PA 18103	Manufacturing — manifolds and pipes for industrial gasses	Senior Subordinated Term Debt		$14,500	$14,500
		Preferred Stock	84.7%	6,984	8,019
		Common Stock	69.8	1,045	—
		Common Stock Warrants	69.8	25	—

				22,554	22,519
ASH Holdings Corp. 2630 W. Buckeye Rd. Phoenix, AZ 85009	Retail and Service — school buses and parts	Revolving Credit Facility, $342 available (non-accrual)		3,616	—
		Senior Subordinated Term Debt (non-accrual)		6,060	—
		Preferred Stock	53.8	2,500	—
		Common Stock	73.6	—	—
		Common Stock Warrants Guaranty ($750)	73.6	4	—

				12,180	—

Country Club Enterprises, LLC 29 Tobey Rd. W. Wareham, MA 02576	Service — golf cart distribution	Senior Subordinated Term Debt Preferred Stock
		Guaranty ($3,914)		8,000	2,400
			44.3	3,725	—

				11,725	2,400

Galaxy Tool Holding Corp. 1111 Industrial Rd. Windfield, KS 67156	Manufacturing — aerospace and plastics	Senior Subordinated Term Debt		5,220	5,220
		Preferred Stock	82.7	19,658	1,195
		Common Stock	55.0	48	—

				24,926	6,415

Mathey Investments, Inc. 4344 S. Maybelle Ave. Tulsa, OK 74107	Manufacturing — pipe-cutting and pipe-fitting equipment	Revolving Credit Facility, $1,750 available		—	—
		Senior Term Debt		2,375	2,342
		Senior Term Debt		3,727	3,639
		Senior Term Debt		3,500	3,417
		Common Stock	85.0	500	—
		Common Stock Warrants	85.0	277	—

				10,379	9,398

Mitchell Rubber Products, Inc. 10220 San Sevaine Way Mira Loma, CA 91752	Manufacturing — rubber compounds	Subordinated Term Debt Preferred Stock Common Stock		13,560	13,509
			31.7	2,790	2,790
			30.2	28	28

				16,378	16,327

Neville Limited 2600 Neville Rd. Pittsburgh, PA 15225	Real Estate —investments	Common Stock	100.0	610	516

				610	516

Precision Southeast, Inc. PO Box 50610 4900 Hwy 501 Myrtle Beach, SC 29579	Manufacturing — injection molding and plastics	Revolving Credit Facility, $451 available Senior Term Debt Preferred Stock Common Stock		549	549
				7,775	7,775
			90.9	1,909	1,901
			77.3	91	—

				10,324	10,225

Tread Corp. 176 Eastpark Dr. Roanoke, VA 24019	Manufacturing — storage and transport equipment	Senior Subordinated Term Debt		5,000	4,925
		Preferred Stock	27.8	833	929
		Common Stock	28.0	1	86
		Common Stock Warrants	28.0	3	656

				5,837	6,596

Venyu Solutions, Inc. 7127 Florida Blvd. Baton Rouge, LA 70806	Service — online servicing suite	Senior Subordinated Term Debt		7,000	7,000
		Senior Subordinated Term Debt		12,000	12,000
		Preferred Stock	64.0	6,000	6,321

				25,000	25,321

Total Control Investments (represented 60.3% of total investments at fair value)				$139,913	$99,717

Company(1)	Industry	Investment	Percentage of Class Held on a Fully- Diluted Basis(2)	Cost	Fair Value
AFFILIATE INVESTMENTS:
Cavert II Holding Corp.(1) 620 Forum Parkway Rural Hall, NC 27045	Manufacturing — bailing wire	Senior Term Debt Senior Subordinated Term Debt Subordinated Term Debt Preferred Stock	86.4%	$2,150	$2,161
				4,671	4,688
				5,700	5,700
				1,844	2,451

				14,365	15,000
Danco Acquisition Corp. 950 George St. Santa Clara, CA 95054	Manufacturing — machining and sheet metal work	Revolving Credit Facility, $400 available	59.5	1,100	1,078
		Senior Term Debt	40.0	2,925	2,867
		Senior Term Debt		8,938	8,714
		Preferred Stock		2,500	—
		Common Stock Warrants		2	—

				15,465	12,659
Noble Logistics, Inc. 11335 Clay Rd., Ste. 100 Houston, TX 77041	Service — aftermarket auto parts delivery	Senior Term Debt	69.2	7,227	5,240
		Senior Term Debt	13.1	3,650	2,646
		Senior Term Debt		3,650	2,646
		Preferred Stock		1,750	3,529
		Common Stock		1,682	104

				17,959	14,165
Quench Holdings Corp. 7805th Ave., Ste. 110 King of Prussia, PA 19046	Service — sales, installation and service of water coolers	Senior Subordinated Term Debt Preferred Stock Common Stock	5.3	8,000	5,920
			2.3	2,950	2,932
				447	—

				11,397	8,852

Total Affiliate Investments (represented 30.7% of total investments at fair value)				$59,186	$50,676

NON-CONTROL/NON-AFFILIATE INVESTMENTS:
American Greetings Corporation One American Rd. Cleveland, OH 44144	Manufacturing and design — greeting cards	Senior Notes
				3,043	3,043

				3,043	3,155
B-Dry, LLC 13876 Cravath Place Woodbridge, VA 22191	Service — basement waterproofer	Senior Term Debt		6,528	6,455
		Senior Term Debt		2,990	2,956
		Common Stock Warrants	5.5	300	43

				9,818	9,454
Survey Sampling, LLC	Service — telecommunications-based sampling	Senior Term Debt		2,294	2,293
				2,294	2,293

Total Non-Control/Non-Affiliate Investments (represented 9.0% of total investments at fair value)				$15,155	$14,902

TOTAL INVESTMENTS				$214,254	$165,295

(1)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)

The “percentage of class held on a fully-diluted basis” represents the percentage of the class of security we may own assuming the exercise of our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are exercised or converted. The percentage was calculated based on the most current outstanding share information available to us provided by that company.

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment that currently represents greater than 5% of our total assets (excluding cash and cash equivalents pledged to creditors). Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

Acme Cryogenics, Inc.

We currently have invested approximately $22.6 million in Acme Cryogenics, Inc. and its affiliates, which we collectively refer to as Acme. We invested approximately $8.1 million in Acme to purchase $7.0 million in redeemable preferred stock and $1.1 million in common stock of Acme. We also extended a subordinated loan to Acme for $14.5 million that matures on March 27, 2012.

Founded in 1969, Acme manufactures manifolds used in regulating the flow of industrial gasses at extremely low temperatures (cryogenic), manufactures vacuum insulated pipe used in the transmission of gasses that have been liquefied, repairs cryogenic storage tanks, and repairs and manufactures tank trailers used in transporting liquid nitrogen, oxygen, helium, etc.

Our Adviser has entered into a services agreement with Acme, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Acme and our Adviser.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Acme’s business. The cryogenics industry that Acme participates in has several large companies that dominate the production and distribution of liquefied gasses. These companies are Acme’s primary customers. Acme is exposed to the risk that these large companies could change their buying patterns, attempt to dictate purchase terms that are unfavorable to Acme, or suffer downturns in their businesses that would lead them to reduce their purchases of Acme’s products and services. Acme purchases metals and other raw materials that are subject to changes in the price levels of these commodities. There is no assurance that Acme can pass price increases on to its customers. Acme is also dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our co-vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our Adviser’s directors of portfolio management, Michael Beckett, serve as directors of Acme. Acme’s principal executive office is located at 2801 Mitchell Avenue, Allentown, Pennsylvania 18103.

Cavert II Holding Corp.

We currently have invested approximately $14.4 million in Cavert II Holding Corp. and its affiliates, which we refer to collectively as Cavert. We invested approximately $1.8 million in Cavert to purchase preferred stock of Cavert. We also extended a senior term loan with a principal amount outstanding of $2.2 million and two subordinated term loans with an aggregate principal amount outstanding of $10.4 million, each maturing on April 1, 2016.

Cavert is located in Rural Hall, North Carolina and is a manufacturer and distributor of bailing wire. Cavert is the largest supplier of non-galvanized bailing wire in the United States and produces an array of wire products for the paper and paperboard recycling industries.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Cavert’s business. Cavert is a small market business with a narrow product line. In certain market segments Cavert’s competitors have stronger brand recognition. Cavert could be adversely affected by the aggressive actions of a competitor. A significant portion of Cavert’s business is dependent upon the recycling of corrugated cardboard and, as such, Cavert would be subject to a downturn in this market. Cavert is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into a services agreement with Cavert. Under the terms of the agreement, our Adviser has agreed to assist Cavert with various specified services, including, but not limited to, obtaining or structuring credit facilities, long-term loans or additional equity, providing advice and administrative support in the management of Cavert’s credit facilities and other important contractual financial relationships, and advising Cavert in connection with adding key people to its management team.

One of our Adviser’s directors of lending & buyouts, Kipp Kranbuhl, is a director of Cavert. The principal executive offices of Cavert are located at 620 Forum Parkway, Rural Hall, North Carolina 27045.

Danco Acquisition Corporation

We currently have invested approximately $15.5 million in Danco Acquisition Corp. and its subsidiaries, which we refer to collectively as Danco. We invested approximately $2.5 million to purchase redeemable preferred stock and common stock warrants. We also extended approximately $11.9 million, in aggregate, in two senior term loans and a $1.5 million revolving credit facility, of which $0.4 million was undrawn at August 15, 2011.

Danco, based in Santa Clara, California, provides machining and sheet metal work for short-run prototype and R&D work, as well as long-run production with a primary focus on high-tech customers including those in the medical equipment, aerospace and defense, semiconductor, and telecommunications industries. The company manufactures products using an in-house development team that partners with its customers’ R&D departments.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Danco’s business. Danco is a small market business with a narrow product line. In certain market segments, Danco’s competitors have stronger brand recognition. Danco could be adversely affected by the aggressive actions of a competitor. A significant portion of Danco’s business is dependent upon the high tech and medical R&D work and, as such, Danco would be subject to a downturn in the tech market as well as regulatory related halts of certain medical platforms. Danco is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into a services agreement with Danco. Under the terms of the agreement, our Adviser has agreed to assist Danco with various specified services, including, but not limited to, providing Danco and its affiliates with a range of corporate development and strategic management services, and assisting Danco and its affiliates in identifying potential acquisition targets that meet Danco’s or its affiliates’ respective acquisition criteria.

Our co-vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our Adviser’s principals of private finance, Marshall Earl, are directors of Danco. The principal executive offices of Danco are located at 950 George Street, Santa Clara, California 95054.

Mitchell Rubber Products, Inc.

We currently have approximately $16.4 million invested in Mitchell Rubber Products, Inc., which we refer to as Mitchell. We invested $2.8 million to purchase preferred stock and common stock of Mitchell, and we also extended a subordinated term loan with a principal amount outstanding of $13.6 million maturing on October 7, 2016.

Mitchell, based in Mira Loma, California, develops, mixes, manufactures and molds proprietary rubber-based compounds for the non-tire rubber market.

Because of the size of this investment, we are significantly exposed to the risks associated with Mitchell’s business. Mitchell purchases materials, particularly resin, that are subject to changes in the price levels of such commodities. Unfavorable price swings could adversely affect the company’s production capability, with no assurance of passing the higher prices along to its customers. Mitchell’s end markets, which are key indicators for rubber demand, tend to be cyclical, which could cause unfavorable fluctuations in the company’s sales. Mitchell is dependent on a small group of long-time managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into a services agreement with Mitchell. Under the terms of the agreement, our Adviser has agreed to assist Mitchell with various specified services, including, but not limited to, providing Mitchell and its affiliates with a range of corporate development and strategic management services and assisting

Mitchell and its affiliates in identifying potential acquisition targets that meet Mitchell’s or its affiliates’ respective acquisition criteria.

One of our Adviser’s managing directors of private finance, John Freal, is a director of Mitchell. The principal executive offices of Mitchell are located at 491 Wilson Way, City of Industry, California 91744.

Noble Logistics, Inc.

We currently have invested approximately $18.0 million in Noble Logistics, Inc., which we refer to as Noble. We invested $3.5 million to purchase $1.8 million of preferred stock and $1.7 million of common stock. We also extended three senior term loans with an aggregate principal amount outstanding of $14.5 million, each maturing on December 31, 2012.

Noble, based in Houston, Texas, provides time sensitive local and regional delivery services to wholesalers of aftermarket automotive repair components and pharmaceutical distributors. Noble operates from 54 markets in 18 states from California to New Jersey, with its primary operations focused in Texas and the surrounding states (within overnight delivery range) and California. The company’s customer base includes independent domestic and foreign dealership who act as parts wholesalers, national and regional auto parts retailers and pharmaceutical distribution companies.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Noble’s business. Fuel prices are an important component of the costs of the independent contractors that Noble hires to transport items for its customers. Noble makes fuel surcharge payments to these independent contractors in addition to payments from transport services. Historically, Noble has been able to increase the charges to its customers and compensate the independent contractor drivers for the bulk of the fuel price increases. If Noble is unable to continue to pass any fuel price increases on to its customers it runs the risk that it may lose independent contractors or have to increase its payments to them which would have the potential effect of reducing Noble’s earnings. Independent contractor status is highly regulated. If Noble’s independent contractors do not maintain their eligibility, they could be deemed Noble employees. This has the potential effect of increasing costs and reducing earnings. Noble is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our co-vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our Adviser’s senior associates of private finance, Kristina Wilmer, are directors of Noble. Noble’s principal executive offices are located at 11335 Clay Road, Suite 100, Houston, Texas 77041.

Precision Southeast, Inc.

We currently have invested approximately $10.3 million in Precision Southeast, Inc., which we refer to as PSI. We invested $2.0 million to purchase $1.9 million of preferred stock and $0.1 million of common stock. We also extended a senior term loan with a principal amount outstanding of $7.8 million, maturing on December 28, 2015 and a revolving credit facility of $1.0 million, of which $0.5 million is currently undrawn, maturing on December 28, 2011.

PSI, based in Myrtle Beach, South Carolina, is an injection molding company that designs and manufactures highly engineered molded plastics products using a variety of resins.

Because of the relative size of this investment, we are significantly exposed to the risks associated with PSI’s business. Those risks include customer concentration for which over 90% of revenues come from PSI’s top 10 customers. Another risk relates to the fluctuation in the cost of resin, which accounts for the majority of the raw material costs for the company’s products. PSI is dependent on a small group of long-time managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into a services agreement with PSI. Under the terms of the agreement, our Adviser has agreed to assist PSI with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of PSI’s credit facilities and other important contractual financial relationships, and to monitor and review PSI’s capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The agreement also provides that our Adviser will be available to assist and advise PSI in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

Two of our Adviser’s directors of private finance, Greg Bowie and Christopher Lee, are directors of PSI. The principal executive offices of PSI are located at 4900 Highway 501, Myrtle Beach, South Carolina 29579.

SOG Specialty Knives and Tools, LLC

We currently have approximately $28.1 million invested in SOG Specialty Knives and Tools, LLC, which we refer to as SOG. We invested $9.7 million to purchase convertible preferred stock, and we also extended two senior term loans with an aggregate principal amount outstanding of $18.4 million, each maturing on August 5, 2016.

SOG, based in Lynnwood, Washington, takes its name from the Studies and Observations Group (the forefathers of the U.S. military’s Special Operations Forces), designs and produces specialty knives and tools for the hunting/outdoors, military/law enforcement and industrial markets.

Because of the relative size of this investment, we are significantly exposed to the risks associated with SOG’s business. The company’s brand has a good reputation among those within the industry; however, it is largely viewed as more of a niche player, with somewhat limited awareness outside of core customer segments. Although it has experienced recent gains in market share, it still lags behind some of its competitors based on overall market size. Thus, SOG could be adversely affected by the aggressive actions of one of those competitors. SOG is dependent on a small group of long-time managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into an advisory services agreement with SOG. Under the terms of the agreement, our Adviser has agreed to assist SOG with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of SOG’s credit facilities and other important contractual financial relationships, and to monitor and review SOG’s capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The agreement also provides that our Adviser will be available to assist and advise SOG in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

Our president, David Dullum, and one of our Adviser’s principals of private finance, Kyle Largent, are directors of SOG. The principal executive offices of SOG are located at 6521 212th Street SW, Lynnwood, Washington 98036.

Venyu Solutions, Inc.

We currently have invested approximately $25.0 million in Venyu Solutions, Inc. which we refer to as Venyu. We invested approximately $6.0 million to purchase convertible preferred equity of Venyu. We also extended two subordinated term loans which collectively have a principal amount outstanding of $19.0 million maturing on October 28, 2015.

Venyu, headquartered in Baton Rouge, Louisiana, is a leader in commercial-grade, customizable solutions for data protection, data hosting, and disaster recovery.

Because of the size of this investment, we are significantly exposed to the risks associated with Venyu’s business. The company has a good brand name in the industry, but is subject to competitive pricing and commodization of online backup by consumer-focused backup firms. In addition, there could be other disruptive forces in the industry, such as cloud computing, that could change the dynamics of the industry and erode or eliminate Venyu’s business. Venyu is dependent on a small group of long-time managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into a services agreement with Venyu. Under the terms of the agreement, our Adviser has agreed to assist Venyu with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of Venyu’s credit facilities and other important contractual financial relationships, and to monitor and review Venyu’s capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The agreement also provides that our Adviser will be available to assist and advise Venyu in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

Our president, David Dullum, and one of our Adviser’s principals of private finance, Kyle Largent, are directors of Venyu. The principal executive offices of Venyu are located at 7127 Florida Blvd, Baton Rouge, Louisiana 70806.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of ten members, six of whom are not considered to be “interested persons” of Gladstone Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our certificate of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	69	Chairman of the Board and Chief Executive Officer(1)(2)	2005	2013
Terry L. Brubaker	67	Co-Vice Chairman, Chief Operating Officer, Secretary and Director(1)(2)	2005	2012
George Stelljes III	49	Co-Vice Chairman, Chief Investment Officer and Director(1)	2005	2014
David A. R. Dullum	63	President and Director(1)	2005	2012

Independent Directors
Anthony W. Parker	65	Director(2)(3)(6)	2005	2014
Michela A. English	61	Director(3)(6)	2005	2014
Paul W. Adelgren	68	Director(4)(5)(6)	2005	2013
John H. Outland	65	Director(4)(5)(6)	2005	2013
Gerard Mead	67	Director(3)(5)(6)	2005	2012
John Reilly	69	Director(3)(6)	2011	2012

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director’s position as our officer and/or employment by our Adviser.

(2)	Member of the executive committee.

(3)	Member of the audit committee.

(4)	Member of the ethics, nominating, and corporate governance committee.

(5)	Member of the compensation committee.

(6)

Each independent director serves as an alternate member of each committee for which they do not serve as a regular member. Messrs. Adelgren and Outland serve as alternate members of the audit committee; Messrs. Parker and Reilly and Ms. English serve as alternates on the compensation committee; and Messrs. Parker, Mead and Reilly and Ms. English serve as alternates on the ethics, nominating and corporate governance committee. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.

The biographical information for each of our directors includes all of the public company directorships held by such directors for the past five years.

Independent Directors (in alphabetical order)

Paul W. Adelgren.    Mr. Adelgren has served as a director since June 2005. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003 and a director of Gladstone Capital since January 2003. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president-finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas. Mr. Adelgren was selected to serve as an independent director on our Board, and to be nominated to serve another directorship term, due to his strength and experience in ethics, which also led to his appointment to the chairmanship of our Ethics, Nominating & Corporate Governance Committee.

Michela A. English.    Ms. English has served as a director since June 2005. Ms. English has served as President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. since June 2006. Ms. English has also been a director of Gladstone Commercial since August 2003, and a director of Gladstone Capital since June 2002. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a director of the District of Columbia Education Compact, a director of the National Women’s Health Resource Center, a member of the Advisory Board of the Yale University School of Management, and as a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management. Ms. English was selected to serve as an independent director on our Board due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board since 2005.

Gerard Mead.    Mr. Mead has served as a director since December 2005. Mr. Mead has also served as a director of Gladstone Commercial and of Gladstone Capital since December 2005. Mr. Mead is chairman of Gerard Mead Capital Management, a firm which he founded in 2003 that provides investment management services to pension funds, endowments, insurance companies, and high net worth individuals. From 1966 to 2003 Mr. Mead was employed by the Bethlehem Steel Corporation, where he held a series of engineering, corporate finance and investment positions with increasing management responsibility. From 1987 to 2003 Mr. Mead served as chairman and pension fund manager of the Pension Trust of Bethlehem Steel Corporation and Subsidiary Companies. From 1972 to 1987 he served successively as investment analyst, director of investment research, and trustee of the Pension Trust, during which time he was also a corporate finance analyst and investor relations contact for institutional investors of Bethlehem Steel. Prior to that time Mr. Mead was a steel plant engineer. Mr. Mead holds an MBA from the Harvard Business School and a BSCE from Lehigh University. Mr. Mead was selected to serve as an independent director on our Board due to his more than forty years of experience in various areas of the investment analysis and management fields as well as his past service on our Board since 2005.

John H. Outland.    Mr. Outland has served as a director since June 2005. Mr. Outland has also served as a director of Gladstone Commercial and of Gladstone Capital since December 2003. Mr. Outland has worked as a private investor since June 2006. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology. Mr. Outland was selected to serve as an independent director on our Board, and to be nominated to serve another directorship term, due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board since 2005.

Anthony W. Parker.    Mr. Parker has served as a director since June 2005. Mr. Parker has also served as a director of Gladstone Commercial since August 2003 and as a director of Gladstone Capital since August 2001. In January 2011, Mr. Parker was elected as treasurer of the Republican National Committee. In 1997 Mr. Parker founded Parker Tide Corp., formerly known as Snell Professional Corp. Parker Tide Corp. is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College. Mr. Parker was selected to serve as an independent director on our Board due to his expertise and wealth of experience in the field of corporate taxation as well as his past service on our Board since 2005. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

John Reilly.    Mr. Reilly has served as a director since January 2011. Mr. Reilly has also served as a director of Gladstone Capital and Gladstone Commercial since January 2011. From 1987 until the present, Mr. Reilly has served as president of Reilly Investment Corporation, where he provides advisory services to public and private companies, and financing and joint venture development. From March 1976 until April 1984 he served as principal stockholder, president and chief executive officer of Reilly Mortgage Group, Inc., where he provided origination and construction lending and permanent loan placement of commercial real estate loans for institutional investors. In 1988, Mr. Reilly assumed the role of chairman. In 1992, Stonehurst Ventures, L.P., purchased Reilly Mortgage Group, at which time he then assumed the role of executive director until 1994. From 1971 to 1976, Mr. Reilly served as vice president of Walker & Dunlop, Inc. where he provided services for commercial loan originations, joint ventures, HUD programs and secondary marketing. From 1967 to 1969, Mr. Reilly served as a research engineer for Crane Company, and from 1964 to 1967 he served as a supply officer in the United States Navy. Mr. Reilly also has served as a member of the board of directors of Beekman Helix India since 2009, and has served as co-chairman of the board of directors for Community Preservation and Development Corporation since 2006. He has also served as a member of the board of Victory Housing since 2005 and has served as the chairman of the advisory board of the Snite Museum of Art at the University of Notre Dame since 1996. Mr. Reilly has held a D.C. real estate broker license since 1973. Mr. Reilly is a graduate of Mortgage Bankers School I, II and II and Income School I and II. Mr. Reilly holds an MBA from Harvard Business School and a Bachelor of Arts and a Bachelor of Science in Mathematical Engineering from the University of Notre Dame. Mr. Reilly was selected to serve as an independent director on our Board due to his expertise and wealth of experience in the real estate and mortgage industry.

Interested Directors

David Gladstone.    Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. Mr. Gladstone is also the founder of our Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Capital and Gladstone Commercial. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women’s Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. He is also the chairman and owner of Gladstone Land Corporation, a privately held company that has substantial farmland holdings in agriculture real estate in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing. Mr. Gladstone was selected to serve as a director on our Board, and to be nominated to serve another directorship term, due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive since our inception.

Terry Lee Brubaker.    Mr. Brubaker has been our chief operating officer, secretary and a director since our inception. Mr. Brubaker served as our vice chairman from our inception through April 2008, when he became co-vice chairman. Mr. Brubaker has also served as a director of our Adviser since its inception. He also served as president of our Adviser from its inception through February 2006, when he assumed the duties of vice chairman, chief operating officer and secretary. He has served as chief operating officer, secretary and as a director of Gladstone Capital since its inception. He also served as president of Gladstone Capital from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served chief operating officer, secretary and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University. Mr. Brubaker was selected to serve as a director on our Board due to his more than thirty years of experience in various mid-level and senior management positions at several corporations as well as his past service on our Board since our inception.

George Stelljes III.    Mr. Stelljes has served as our chief investment officer and a director since inception. Mr. Stelljes also served as our president from inception through April 2008, when he became co-vice chairman. Mr. Stelljes has served as Gladstone Capital’s chief investment officer since September 2002 and a director from August 2001 to September 2002, and then rejoined the Board of Directors in July 2003. He also served as executive vice president of Gladstone Capital from September 2002 through April 2004, when he assumed the duties of president. Mr. Stelljes has served as our Adviser’s chief investment officer and a director of our Adviser since May 2003. He also served as executive vice president of our Adviser until February 2006, when he assumed the duties of president. Mr. Stelljes has served as chief investment officer of Gladstone Commercial since February 2003, and as a director since July 2007. He also served as executive vice president of Gladstone Commercial from February 2003 through July 2007, when he assumed the duties of president. Prior to joining Gladstone Mr. Stelljes served as a managing member of St. John’s Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners and Cahill Warnock & Company, private equity firms which finance high growth companies in the communications, education, healthcare, and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with the Allied companies. Mr. Stelljes serves as a general partner and investment committee member of Patriot Capital and Patriot Capital II, private equity funds, and serves on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University. Mr. Stelljes was selected to serve as a director on our Board due to his more than twenty years of experience in the investment analysis, management, and advisory industries as well as his past service on our Board since 2005.

David A. R. Dullum.    Mr. Dullum has served as our president since April 2008 and a director since June 2005. Mr. Dullum has been a senior managing director of our Adviser since February 2008, a director of Gladstone Commercial since August 2003, and a director of Gladstone Capital since August 2001. From 1995 to the present, Mr. Dullum has been a partner of New England Partners, a venture capital firm focused on investments in small and medium-sized business in the Mid-Atlantic and New England regions. From May 2005 to May 2008, Mr. Dullum served as the President and a director of Harbor Acquisition Corporation, an operating business with emphasis in the consumer and industrial sectors. Mr. Dullum also serves as a director of Simkar Corporation, a manufacturer of industrial and consumer lighting products and Fetco Home Decor, Inc., a designer and manufacturer of home decor products. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology. Mr. Dullum was selected to serve as an independent director on our Board due to his more than thirty years of experience in various areas of the investment industry as well as his past service on our Board since 2005.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position
David Watson	35	Chief Financial Officer
Gary Gerson	47	Treasurer

David Watson.    Mr. Watson has served as our chief financial officer since January 2010 and has served as the chief financial officer of Gladstone Capital since January 2011. Prior to joining our company, from July 2007 until January 2010, Mr. Watson was Director of Portfolio Accounting of MCG Capital Corporation. Mr. Watson was employed by Capital Advisory Services, LLC, which subsequently joined Navigant Consulting, Inc., where he held various positions providing finance and accounting consulting services from 2001 to 2007. Prior to that, Mr. Watson was an auditor at Deloitte and Touche. He received a BS from Washington and Lee University, an MBA from the University of Maryland’s Smith School of Business, and is a CPA with the Commonwealth of Virginia.

Gary Gerson.    Mr. Gerson has served as our treasurer since April 2006. Mr. Gerson has also served as treasurer of Gladstone Capital and Gladstone Commercial since April 2006 and of our Adviser since May 2006. From February 2004 through February 2006, Mr. Gerson was Assistant Vice President of Finance at the Bozzuto Group, a real estate developer, manager and owner, where he was responsible for the financing of multi-family and for-sale residential projects. From 1995 to 2004 he held various finance positions, including Director, Finance from 2000 to 2004, at PG&E National Energy Group where he led, and assisted in, the financing of power generation assets. Mr. Gerson holds an MBA from the Yale School of Management, a B.S. in mechanical engineering from the U.S. Naval Academy, and is a CFA charter holder.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with our Adviser, whereby they are direct employees of our Adviser. The employment agreement of Mr. Stelljes provides for his nomination to serve as our chief investment officer.

Director Independence

As required under the Nasdaq Stock Market, or NASDAQ, listing standards, our Board of Directors annually determines each director’s independence. The NASDAQ listing standards provide that a director of a business development company is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Mead, Outland, Parker and Reilly and Ms. English. In making this determination, the Board found that none of the these directors or nominees for director had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer, Mr. Brubaker, our co-vice chairman, chief operating officer and secretary, Mr. Stelljes, our co-vice chairman and chief investment officer, and Mr. Dullum, our president, are not independent directors by virtue of their positions as our officers and their employment by our Adviser.

Corporate Leadership Structure

Since our inception, Mr. Gladstone has served as chairman of our Board and our chief executive officer. Our Board believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the lead director for all meetings of our independent directors held in executive session. The lead director has the responsibility of presiding at all executive sessions of our Board, consulting with the chairman and chief executive officer on Board and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board believes the combined role of chairman and chief executive officer, together with an independent lead director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management.

Committees of Our Board of Directors

Executive Committee.    Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee met one time during the last fiscal year.

Audit Committee.    The members of the audit committee are Messrs. Parker, Mead and Reilly and Ms. English, and Messrs. Adelgren and Outland serve as alternate members of the committee. Alternate members of the audit committee serve only in the event of an absence of a regular committee member. Mr. Parker serves as chairman of the audit committee. Each member and alternate member of the audit committee is an “independent director” as defined by Nasdaq rules and our own standards, and none of the members or alternate members of the audit committee are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The Board has unanimously determined that all members and alternate members of the audit committee are financially literate under current Nasdaq rules and that at least one member qualifies as an “audit committee financial expert” within the meaning of the SEC rules and regulations. The audit committee operates pursuant to a written charter and is primarily responsible for oversight of our financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm, approving the independent registered public accounting firm services and fees and reviewing and approving our annual audited financial statements before issuance, subject to board approval. The audit committee met eight times during the last fiscal year.

Compensation Committee.    The members of the compensation committee are Messrs. Outland, Adelgren and Mead, and Messrs. Parker and Reilly and Ms. English serve as alternate members of the committee. Each member and alternate member of the compensation committee is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Outland serves as chairman of the compensation committee. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our Advisory Agreement and our Administration Agreement to evaluate whether the fees paid to our Adviser under the Advisory Agreement, and the fees paid to our Administrator under the Administration Agreement, respectively, are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to our executive officers by our Adviser and our Administrator are consistent with our compensation philosophies and the performance of our Adviser, are reasonable in relation to the nature and quality of services performed, and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The compensation committee met four times during the last fiscal year.

Ethics, Nominating, and Corporate Governance Committee.    The members of the ethics, nominating, and corporate governance committee are Messrs. Adelgren and Outland and Messrs. Parker, Mead and Reilly and Ms. English serve as alternate members of the committee. Each member and alternate member of the ethics, nominating and corporate governance committee is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Adelgren serves as chairman of the ethics, nominating, and corporate governance committee. The ethics, nominating, and corporate governance committee operates pursuant to a written charter and is responsible for selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles, and overseeing the evaluation of the board and our management. The committee is also responsible for our Code of Business Conduct and Ethics. The committee met four times during the last fiscal year.

Nominations for election to our Board of Directors may be made by our Board of Directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our Board of Directors, the ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. Though we have no formal policy addressing diversity, the ethics, nominating and corporate governance committee and Board believe that diversity is an important attribute of directors and that our Board should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, the ethics, nominating and corporate governance committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board at that point in time in order to maintain a balance of knowledge, experience and capability. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee’s process for identifying and evaluating nominees includes reviewing such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings.    During the fiscal year ended March 31, 2011, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the audit committee and our Board in this capacity. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our internal counsel and members of our executive management including, among others, our chief executive officer, chief financial officer, chief investment officer and chief operating officer.

Our Board, in its entirety, plays an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each committee of our Board plays a distinct role with respect to overseeing management of our risks:

•

Audit Committee: Our audit committee oversees the management of enterprise risks. To this end, our audit committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•

Compensation Committee: Our compensation committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the compensation committee meets at least annually to review these agreements. In addition, the compensation committee reviews the performance of our Adviser to determine whether the compensation paid to our executive officers was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement were being satisfactorily performed.

•

Ethics, Nominating and Corporate Governance Committee: Our ethics, nominating and corporate governance committee manages risks associated with the independence of our Board and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board on a regular basis to apprise our Board regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Summary of Compensation

Executive Compensation

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our co-vice chairman, chief operating officer and secretary, Mr. Stelljes, our co-vice chairman and chief investment officer, and Mr. Dullum, our president and a director, are all employees of and compensated directly by our Adviser. Mr. Watson, our chief financial officer, and Mr. Gerson, our treasurer, are employees of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of the salaries of Mr. Gerson, our treasurer, and Mr. Watson, our chief financial officer. During our last fiscal year, $36,458 of Mr. Watson’s salary, $4,742 of his bonus, and $5,556 of the cost of his benefits were paid by our Administrator. Mr. Watson was appointed as our chief financial officer on January 25, 2010. From that date through March 31, 2010, $4,715 of Mr. Watson’s salary and $866 of the cost of his benefits were our allocable portion of such amounts paid directly by our Administrator.

Compensation of Directors

The following table shows, for the fiscal year ended March 31, 2011, compensation awarded to or paid to our directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our three highest paid executive officers.

Name	Aggregate Compensation from Fund ($)	Total Compensation from Fund and Fund Complex Paid to Directors ($)(1)
Paul W. Adelgren	31,000	93,000
Maurice W. Coulon (2)	27,000	39,000
Michela A. English	32,000	95,000
Gerard Mead	36,000	107,000
John H. Outland	30,500	92,750
Anthony W. Parker	35,000	104,000
John Reilly (3)	7,000	45,000

(1)

Includes compensation the director received from Gladstone Capital, as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial, our affiliate and a real estate investment trust, although not part of our Fund Complex.

(2)	In fiscal year 2011, Mr. Coulon served on the Board from April 1, 2010 through September 30, 2010.

(3)	In fiscal year 2011, Mr. Reilly served on the Board from January 11, 2011 through March 31, 2011.

As compensation for serving on our Board of Directors, each of our independent directors receives an annual fee of $20,000, an additional $1,000 for each Board of Directors meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting takes place on a day other than when the full Board of Directors meets. In addition, the chairperson of the Audit Committee receives an annual fee of $3,000, and the chairpersons of each of the Compensation and Ethics, Nominating and Corporate Governance committees receive annual fees of $1,000 for their additional services in these capacities. During the fiscal year ended March 31, 2011, the total cash compensation paid to non-employee directors was $198,500. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board of Directors may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended March 31, 2011 other than for Board of Directors or committee service and meeting fees.

Certain Transactions

Investment Advisory and Management Agreement

Management Services

Our Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board of Directors, our Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

Our Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Management

Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise our Adviser’s investment committee: David Gladstone, Terry Lee Brubaker and George Stelljes III, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of our Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker and Mr. Stelljes. Mr. Brubaker has served as the vice chairman, chief operating officer and secretary of the Adviser since 2002. Mr. Stelljes has served as the president and chief investment officer of the Adviser since 2002. For more complete biographical information on Messrs. Gladstone, Brubaker and Stelljes, please see “Management — Interested Directors.”

The Portfolio Managers are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator. Although we believe that the terms of the Advisory Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and its officers and its directors have a material interest in the terms of this agreement. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Advisory Agreement are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers.

Our Adviser provides investment advisory services to other investment funds in the Gladstone Companies. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Gladstone Companies that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker, and Stelljes are primarily responsible for the day-to-day management of the portfolios of Gladstone Capital, another publicly-traded business development company, Gladstone Commercial, a publicly-traded real estate investment trust, and Gladstone Land Corporation, a private company controlled by Mr. Gladstone that owns farmland in California. As of June 30, 2011, the Adviser had an aggregate of approximately $984.3 million in total assets under management.

Possible Conflicts of Interest

Our Portfolio Managers provide investment advisory services and serve as officers, directors or principals of the other Gladstone Companies, which operate in the same or a related line of business as we do. Accordingly, they have corresponding obligations to investors in those entities. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Capital, Gladstone Commercial, and Gladstone Land with management responsibilities for the other members of the Gladstone Companies. In addition, Mr. Brubaker, our co-vice chairman, chief operating officer and secretary, is vice chairman, chief operating officer and secretary of the Adviser, Gladstone Capital and Gladstone Commercial, and Mr. Stelljes, our co-vice chairman and chief investment officer, is president and chief investment officer of the Adviser, Gladstone Capital and Gladstone Commercial. Moreover, we may establish other investment vehicles which from time to time may have potentially overlapping investment objectives with those of Gladstone Capital and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the member of the Gladstone Companies with the investment strategy that most closely fits the investment opportunity. Nevertheless, the Portfolio Managers may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that certain investment opportunities may not be available to other members of the Gladstone Companies or investment funds managed by our Adviser. When the officers of the Adviser identify an investment, they will be forced to choose which investment fund should make the investment in accordance with their investment allocation procedures.

Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria that meets the lease underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours. Additionally, we may make simultaneous investments in senior syndicated loans with our affiliate, Gladstone Capital. In this regard, our Adviser has adopted allocation procedures designed to ensure fair and equitable allocations of such investments.

Portfolio Manager Compensation

The Portfolio Managers receive compensation from our Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers’ base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including the Company. Pursuant to the investment advisory and management agreement between the Adviser and the Company, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement.

All compensation of the Portfolio Managers from the Adviser takes the form of cash. Each of the Portfolio Managers may elect to defer some or all of his bonus through the Adviser’s deferred compensation plan. The Portfolio Managers are also portfolio managers for other members of the Gladstone Companies, two of which (Gladstone Capital and Gladstone Commercial) have had stock option plans through which the Portfolio Managers have previously received options to purchase stock of those entities. However, Gladstone Capital terminated its stock option plan effective September 30, 2006 and Gladstone Commercial terminated its stock option plan effective December 31, 2006. These plan terminations were effected in connection with the implementation of new advisory agreements between each of Gladstone Capital and Gladstone Commercial with our Adviser, which have been approved by their respective stockholders. All outstanding, unexercised options under the Gladstone Capital plan were terminated effective September 30, 2006, and all outstanding, unexercised options under the Gladstone Commercial plan were terminated effective December 31, 2006.

Investment Advisory and Management Agreement and Administration Agreement

We are externally managed pursuant to contractual arrangements with our Adviser, under which our Adviser has directly employed our personnel and paid our payroll, benefits, and general expenses directly. The management services and fees in effect under the Advisory Agreement are described below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Advisory Agreement.

The principal executive office of each of the Adviser and the Administrator is located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102.

Fees under the Investment Advisory and Management Agreement

In accordance with the Advisory Agreement, we pay our Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2%. Through December 31, 2006, it was computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalents from the proceeds of our initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings.

Since January 9, 2007, our Board of Directors has accepted from our Adviser unconditional and irrevocable voluntary waivers on a quarterly basis to reduce the annual 2% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings under our credit facility were used to purchase such syndicated loan participations. These waivers were applied through June 30, 2011 and any waived fees may not be recouped by our Adviser in the future.

When our Adviser receives fees from our portfolio companies, 50% of certain of these fees are credited against the base management fee that we would otherwise be required to pay to our Adviser.

In addition, our Adviser services the loans held by Business Investment, in return for which our Adviser receives a 2% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions against the 2% base management fee. Overall, the base management fee due to our Adviser cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds the hurdle rate. We pay our Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

During the quarter ended June 30, 2011 and the fiscal year ended March 31, 2011, we incurred total fees of approximately $0.8 million and $6.2 million, respectively, to our Adviser under the Advisory Agreement. In each of the fiscal years ended March 31, 2010 and 2009, we incurred total fees of $4.2 million under the Advisory Agreement.

Duration and Termination

Unless terminated earlier as described below, the Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 12, 2011, we renewed the Advisory Agreement through August 31, 2012. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors — We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, George Stelljes III, Terry Lee Brubaker and David Dullum, and on the continued operations of our Adviser, for our future success.”

Administration Agreement

Pursuant to the Administration Agreement, our Administrator furnishes us with clerical, bookkeeping and record keeping services and our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, controller, treasurer, internal counsel and their respective staffs. On July 12, 2011, we renewed the Administration Agreement through August 31, 2012.

During the quarter ended June 30, 2011, we incurred total fees of approximately $0.2 million to our Administrator under the Administration Agreement. During each of the fiscal years ended March 31, 2011, 2010 and 2009, we incurred total fees of approximately $0.8 million to our Administrator under the Administration Agreement.

Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Administration Agreement are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers.

David Gladstone, Terry Lee Brubaker, George Stelljes III, David Dullum and Gary Gerson are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator. Although we believe that the terms of the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and its officers and its directors have a material interest in the terms of this agreement.

Loan Servicing Agreement

Our Adviser services our loan portfolio pursuant to a loan servicing agreement with our wholly-owned subsidiary, Business Investment, in return for a 2% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. Effective in April 2006, our Adviser’s board of directors voted to reduce the portion of the 2% annual fee to 0.5% for senior syndicated loans. Loan servicing fees paid to our Adviser under this agreement directly reduce the amount of fees payable under the Advisory Agreement. Loan servicing fees of $0.7 million, $2.7 million, $3.7 million and $5.0 million were incurred for the quarter ended June 30, 2011 and the fiscal years ended March 31, 2011, 2010 and 2009, respectively, all of which were directly credited against the amount of the base management fee due to our Adviser under the Advisory Agreement.

Indemnification

The Advisory Agreement and the Administration Agreement each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement or otherwise as an investment adviser of us and from the rendering of our Administrator’s services under the Administration Agreement or otherwise as an administrator for us, as applicable.

In our certificate of incorporation and bylaws, we have also agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of July 31, 2011 (unless otherwise indicated), the beneficial ownership of each current director, each of the executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

	Beneficial Ownership(1)
Name and Address	Number of Shares	Percent of Total	Dollar Range of Equity Securities of the Company Owned by Directors and Executive Officers(2)	Aggregate Dollar Range of Equity Securities of all Funds by Directors and Executive Officers in Family of Investment Companies(2)(3)
Executive Officers and Directors:
David Gladstone	236,688	1.1%	Over $100,000	Over $100,000
Terry Lee Brubaker(4)	23,885	*	Over $100,000	Over $100,000
George Stelljes III	25,286	*	Over $100,000	Over $100,000
David Watson	5,127	*	$10,001-$50,000	$10,001-$50,000
Gary Gerson(5)	578	*	$1-$10,000	$10,001-$50,000
Anthony W. Parker	7,155	*	$50,001-$100,000	Over $100,000
David A.R. Dullum(6)	32,065	*	Over $100,000	Over $100,000
Michela A. English	1,333	*	$1-$10,000	$50,001-$100,000
Paul Adelgren	2,674	*	$10,001-$50,000	Over $100,000
John H. Outland	1,956	*	$10,001-$50,000	$50,001-$100,000
Gerard Mead	12,019	*	$50,001-$100,000	Over $100,000
John Reilly	4,000	*	$10,001-$50,000	$50,001-$100,000
All executive officers and directors as a group (12 persons)	352,766	1.6	N/A	N/A

	Beneficial Ownership(1)
Name and Address	Number of Shares	Percent of Total	Dollar Range of Equity Securities of the Company Owned by Directors and Executive Officers(2)	Aggregate Dollar Range of Equity Securities of all Funds by Directors and Executive Officers in Family of Investment Companies(2)(3)
Other Stockholders:
Burgundy Asset Management Ltd.(7)	2,414,159	10.9	N/A	N/A
181 Bay Street, Suite 4510 Bay Wellington Tower Toronto, Ontario M5J 2T3
Wellington Management Company, LLP(8)	1,231,908	5.6	N/A	N/A
280 Congress Street Boston, MA 02210

*	Less than 1%

(1)

This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 22,080,133 shares outstanding on July 31, 2011.

(2)

Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of Common Stock as reported on The Nasdaq Global Select Market as of July 29, 2011, times the number of shares beneficially owned.

(3)

Each of our directors and executive officers, other than Mr. Watson, is also a director or executive officer, or both, of Gladstone Capital, our affiliate and a business development company, and Gladstone Commercial, our affiliate and a real estate investment trust, each of which is also externally managed by our Adviser.

(4)	Includes 4,178 shares held by Mr. Brubaker’s spouse.

(5)	Includes 445 shares held by Mr. Gerson’s spouse.

(6)	Includes 1,349 shares held by Mr. Dullum’s spouse.

(7)

This information has been obtained from a Form 13F filed by Burgundy Asset Management Ltd., or Burgundy, on August 10, 2011, according to which Burgundy has sole voting and investment power with respect to all 2,414,159 shares reported as beneficially owned.

(8)

This information has been obtained from a Form 13F filed by Wellington Management Company, LLP, or Wellington, on August 15, 2011, according to which Wellington has sole voting and investment power with respect to all 1,231,908 shares reported as beneficially owned.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have “opted in” to our dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by BNY Mellon Shareowner Services, the plan agent, if you enroll in the dividend reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market. If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the Nasdaq Global Select Market or elsewhere for the participants’ accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the dividend reinvestment plan or upon termination of the dividend reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the dividend reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders’ meetings will include those shares purchased as well as shares held pursuant to the dividend reinvestment plan.

In the case of participants who beneficially own shares that are held in the name of banks, brokers or other nominees, the plan agent will administer the dividend reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

Experience under the dividend reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the dividend reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the dividend reinvestment plan at least 90 days before the record date for the distribution. The dividend reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days’ written notice to participants in the dividend reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent, BNY Mellon Shareowner Services, by mail at 480 Washington Boulevard, Jersey City, NJ 07310 or by phone at 800-274-2944.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Regulated Investment Company Status

To maintain the qualification for treatment as a RIC under Subchapter M of the Code, we generally must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

•	Business Development Company Status. At all times during the taxable year, we must maintain our status as a business development company.

•

Income source requirements.    At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified publicly traded partnership.

•

Asset diversification requirements.    As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

In the first quarter of the fiscal year ended March 31, 2010, we sold 29 senior syndicated loans, which we refer to collectively as the Syndicated Loan Sales, that were held in our portfolio of investments at March 31, 2009 to various investors in the syndicated loan market to repay amounts outstanding under our prior line of credit with Deutsche Bank AG, which matured in April 2009 and was not extended by Deutsche Bank AG. Such sales changed our asset composition in a manner that has affected our ability to meet the 50% threshold requirement of the asset diversification test applicable to RICs under the Code, which we refer to as the 50% threshold.

Failure to meet the 50% threshold alone will not result in our loss of RIC status. In circumstances where the failure to meet the quarterly 50% threshold is the result of fluctuations in the value of assets, including as a result of the sale of assets, we will still be deemed to have satisfied the asset diversification test and, therefore, maintain our RIC status, as long as we have not made any new investments, including additional investments in our portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. At June 30, 2011, similar to other quarterly measurement dates subsequent to the Syndicated Loan Sales, we satisfied the 50% threshold through the purchase of short-term qualified securities, which was funded primarily through a short-term loan agreement. Subsequent to the June 30, 2011, measurement date, the short-term qualified securities matured, and we repaid the short-term loan, at which time we again fell below the 50% threshold. As of the date of this filing, we remain below the 50% threshold. Thus, while we currently qualify as a RIC despite our current inability to meet the 50% threshold and potential inability to do so in the future, our RIC status will be threatened if we make a new or additional investment before regaining consistent compliance with the 50% threshold. If we make such a new or additional investment and fail to regain compliance with the 50% threshold prior to the next quarterly measurement date following such investment, we will be in non-compliance with the RIC rules and will have thirty days to “cure” our failure of the asset diversification test to avoid our loss of RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital, and changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again meet or exceed the 50% threshold. In addition, a RIC may be able to cure a failure to meet the asset diversification requirements (i) in certain circumstances by disclosing the assets that cause the RIC to fail to satisfy the diversification test and disposing of those assets within the time provided by law, or (ii) in other circumstances by paying an additional corporate-level tax and by disposing of assets within the time provided by law.

Until the composition of our assets is above the required 50% threshold, we will continue to seek to deploy similar purchases of qualified securities using short-term loans that would allow us to satisfy the 50% threshold, thereby allowing us to make additional investments. There can be no assurance, however, that we will be able to enter into such a transaction on reasonable terms, if at all. We also continue to explore a number of other strategies, including changing the composition of our assets, which could include full or partial divestitures of investments, and raising additional equity or debt capital, such that we would once again regularly meet or exceed the 50% threshold. Our ability to implement any of these strategies will be subject to market conditions and a number of risks and uncertainties that are, in part, beyond our control.

Failure to Qualify as a RIC.    If we are unable to qualify for treatment as a RIC and unable to cure a failure to qualify, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

Qualification as a RIC.    If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our ordinary income and 98.2% of our capital gains net income. For the calendar year ended December 31, 2010, we incurred $24 in excise taxes. The excise tax would apply only to the amount by which the required distributions exceed the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to treat the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder’s other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that distributions, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the original issue discount, or OID, that accrues over the life of the obligation. Such OID will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements. Through June 30, 2011, we incurred no OID income.

Taxation of Our U.S. Stockholders

Distributions.    For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, reported by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not for capital gains dividends to the extent such amount reported by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the 15th day of the ninth month following the close of that taxable year, or any applicable extended due date of our tax return for such prior taxable year, (2) make the election in that tax return, and (3) distribute such amount in the 12-month period following the close of that taxable year but not later than our first payment of the same type of dividend following such declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

If a stockholder participates in our dividend reinvestment plan, any distributions reinvested under the plan will be taxable to the stockholder to the same extent, and with the same character, as if the stockholder had received the distribution in cash. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.

Sale of Our Shares.    A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. Under the tax laws in effect as of the date of this filing, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e. the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently up to a maximum of 35%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

Backup Withholding.    We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service, or IRS, notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is timely provided to the IRS.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities, as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a business development company. A business development company may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making certain types of investments in qualifying assets listed in Sections 55(a)(1)-(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, any state or states in the United States;

(b) is not an investment company (other than a small business investment company wholly-owned by the business development company) or otherwise excluded from the definition of investment company; and

(c) satisfies one of the following:

(i) it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii) it is controlled by the business development company and the business development company in fact exercises a controlling influence and, as a result of such control, has an affiliate of who is a director of the portfolio company;

(iii) it has total assets of not more than $4 million and capital and surplus of not less than $2 million;

(iv) it does not have any class of securities listed on a national securities exchange; or

(v) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting equity of less than $250 million.

(2) Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3) Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow for temporary purposes amounts up to 5% of the value of our total assets at the time the loan is made. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution (other than a distribution of our stock) is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more. The 1940 Act also prohibits us from declaring any dividend on our common or preferred stock (except a dividend payable in our stock), or the declaration of any other distribution on our common or preferred stock, or the purchase of any of our common or preferred stock unless our senior securities that are debt, if any, have asset coverage of at least 200% at the time of the declaration or the repurchase (after deducting the amount of such dividend, distribution, or purchase price, as the case may be). Notwithstanding the forgoing, dividends may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200 per centum at the time of declaration (after deducting the amount of such dividend). In addition, if we issue any senior security that represents debt, the 1940 Act requires that such a security must contain one of the following provisions, in the alternative: (i) if on the last business day of each of twelve consecutive calendar months the securities have an asset coverage of less than 100% the debt holders must be entitled to elect at least a majority of the members of the board of director, and the voting rights continue until the debt securities have an asset coverage of 110% or more on the last business day of each of three consecutive calendar months; or (ii) if on the last business day of each of twenty-four consecutive calendar months the senior securities have an asset coverage of less than 100%, an event of default shall be deemed to have occurred;

Significant Managerial Assistance

A business development company generally must make available significant managerial assistance to issuers of certain of its portfolio securities that the business development company counts as a qualifying asset for the 70% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the business development company may exercise such control jointly.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquired in connection with buyout and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors:

•

We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a business development company) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire, as well as temporary investments, will generally be qualifying assets.

•

We will at all times endeavor to conduct our business so as to retain our status as a regulated investment company under the Code. In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a business development company, these policies are not fundamental and may be changed without stockholder approval.

Pending Exemptive Application

We have filed an exemptive application with the SEC. The exemptive request, if granted by the SEC, would permit us, under certain circumstances, to co-invest with other business development companies that are managed by the Adviser. There are no assurances that the SEC will grant our exemptive request.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share (our common stock and our preferred stock are collectively referred to as Capital Stock).

The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by the provisions of our certificate of incorporation and bylaws, as amended, and applicable provisions of the Delaware General Corporation Law.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Gladstone Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our certificate of incorporation gives the Board of Directors the authority, without further action by stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We have no present plans to issue any shares of our preferred stock, but believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Investment and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. We have no present plans to issue any debt securities. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS

The following description of certain provisions of Delaware law and of our certificate of incorporation and bylaws, as amended, is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our amended and restated certificate of incorporation and bylaws, as amended, as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

Pursuant to our bylaws, as amended, our Board of Directors is divided into three classes of directors. Directors of each class are elected for a three-year term, and each year one class of directors will be elected by the stockholders. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies. We believe that classification of our Board of Directors helps to assure the continuity and stability of our business strategies and policies as determined by our directors. Holders of shares of our common stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the common stock are able to elect all of the successors of the class of directors whose terms expire at that meeting.

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Removal of Directors

Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

Business Combinations

Section 203 of the Delaware General Corporation Law generally prohibits “business combinations” between us and an “interested stockholder” for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

•	Any merger or consolidation involving the corporation and the interested stockholder;

•	Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•	Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

•	The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

Section 203 permits certain exemptions from its provisions for transactions in which:

•

Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Merger; Amendment of Certificate of Incorporation

Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

Term and Termination

Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire Board of Directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.

Advance Notice of Director Nominations and New Business

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•

by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

•

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our Board of Directors may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•

provided that our Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws

The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our Board of Directors, the Board of Directors’ ability to issue preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, and the restrictions on the transfer of stock and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person’s service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our Board of Directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.

Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.

In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including our Adviser and our Administrator.

The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and unenforceable. As a result, indemnification of our directors and officers and of our Adviser or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

•	approves the settlement and finds that indemnification of the settlement and related costs should be made; or

•

dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Internal Revenue Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLA N OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 8%.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Select Market, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 600, Pittsburgh, PA 15219. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to Business Investment’s credit facility with BB&T and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 600, Pittsburgh, PA 15219. BNY Mellon Shareowner Services acts as our transfer and dividend paying agent and registrar. The principal business address of BNY Mellon Shareowner Services is 480 Washington Boulevard, Jersey City, New Jersey 07310, telephone number (800) 274-2944. BNY Mellon Shareowner Services also maintains an internet web site at http://www.bnymellon.com/shareownerservices.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that our Adviser executes such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to us, our Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or our Adviser’s overall responsibilities with respect to all of our Adviser’s clients.

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of March 31, 2011 and March 31, 2010 and for each of the three years in the period ended March 31, 2011 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of March 31, 2011 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE INVESTMENT CORPORATION

Report of Management on Internal Controls

To the Stockholders and Board of Directors of Gladstone Investment Corporation:

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of March 31, 2011, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on its assessment, management has concluded that our internal control over financial reporting was effective as of March 31, 2011.

Our management’s assessment of the effectiveness of our internal control over financial reporting as of March 31, 2011 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which is included herein.

May 23, 2011

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Gladstone Investment Corporation:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and cash flows present fairly, in all material respects, the financial position of Gladstone Investment Corporation (the “Company”) and its subsidiaries at March 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(a)(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2011, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at March 31, 2011, by correspondence with the custodian, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

McLean, VA

May 23, 2011

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	March 31,
	2011	2010
ASSETS
Investments at fair value
Control investments (Cost of $136,306 and $152,166, respectively)	$104,062	$148,248
Affiliate investments (Cost of $45,145 and $52,727, respectively)	34,556	37,664
Non-Control/Non-Affiliate investments (Cost of $15,741 and $22,674, respectively)	14,667	20,946

Total investments (Cost of $197,192 and $227,567, respectively)	153,285	206,858
Cash and cash equivalents	80,580	87,717
Restricted cash	4,499	—
Interest receivable	737	1,234
Due from Custodian	859	935
Deferred financing fees	373	83
Prepaid assets	224	221
Other assets	552	113

TOTAL ASSETS	$241,109	$297,161

LIABILITIES
Borrowings at fair value
Short-term loan (Cost of $40,000 and $75,000, respectively)	$40,000	$75,000
Credit Facility (Cost of $0 and $27,800, respectively)	—	27,812

Total borrowings (Cost of $40,000 and $102,800, respectively)	40,000	102,812
Accounts payable and accrued expenses	201	206
Fees due to Adviser(1)	499	721
Fee due to Administrator(1)	171	149
Other liabilities	1,409	295

TOTAL LIABILITIES	42,280	104,183

NET ASSETS	$198,829	$192,978

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value per share, 100,000,000 shares authorized, 22,080,133 shares issued and outstanding at March 31, 2011 and 2010	$22	$22
Capital in excess of par value	257,192	257,206
Net unrealized depreciation of investment portfolio	(43,907)	(20,710)
Net unrealized depreciation of other	(76)	(51)
Undistributed net investment income	165	—
Accumulated net realized investment loss	(14,567)	(43,489)

TOTAL NET ASSETS	$198,829	$192,978

NET ASSETS PER SHARE	$9.00	$8.74

(1)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED

FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Year Ended March 31,
	2011	2010	2009
INVESTMENT INCOME
Interest income
Control investments	$10,108	$11,745	$11,306
Affiliate investments	4,003	5,677	5,378
Non-Control/Non-Affiliate investments	1,578	2,393	8,494
Cash and cash equivalents	33	2	67

Total interest income	15,722	19,817	25,245
Other income
Control investments	10,342	968	—
Affiliate investments	—	—	567

Total other income	10,342	968	567

Total investment income	26,064	20,785	25,812

EXPENSES
Loan servicing fee(1)	2,743	3,747	5,002
Base management fee(1)	1,236	737	1,699
Incentive fee(1)	2,949	588	—
Administration fee(1)	753	676	821
Interest expense	701	1,988	5,349
Amortization of deferred financing fees	491	1,618	323
Professional fees	473	626	532
Stockholder related costs	273	295	485
Insurance expense	293	262	222
Directors fees	201	196	194
Other expenses	460	280	271

Expenses before credits from Adviser	10,573	11,013	14,898
Credits to fees from Adviser(1)	(680)	(826)	(2,474)

Total expenses net of credits to fees	9,893	10,187	12,424

NET INVESTMENT INCOME	16,171	10,598	13,388

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on sale of investments	23,489	(35,923)	(5,023)
Realized loss on other	—	(53)	—
Net unrealized (depreciation) appreciation of investment portfolio	(23,197)	14,305	(19,814)
Net unrealized (depreciation) appreciation of other	(24)	2	—

Net gain (loss) on investments and other	268	(21,669)	(24,837)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,439	$(11,071)	$(11,449)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE
Basic and diluted	$0.74	$(0.50)	$(0.53)

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING
Basic and diluted weighted average shares	22,080,133	22,080,133	21,545,936

(1)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED

FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

	Year Ended March 31,
	2011	2010	2009
Operations:
Net investment income	$16,171	$10,598	$13,388
Realized gain (loss) on sale of investments	23,489	(35,923)	(5,023)
Realized loss on other	—	(53)	—
Net unrealized (depreciation) appreciation of investment portfolio	(23,197)	14,305	(19,814)
Net unrealized (depreciation) appreciation of other	(24)	2	—
Net increase (decrease) in net assets from operations	16,439	(11,071)	(11,449)

Capital transactions:
Issuance of common stock	—	—	41,290
Shelf offering registration costs	10	(155)	(728)

Net increase (decrease) in net assets from capital transactions	10	(155)	40,562

Distributions to stockholders from:
Net investment income	(10,598)	(10,598)	(13,388)
Tax return on capital	—	—	(7,368)

Net decrease in net assets from distributions to stockholders	(10,598)	(10,598)	(20,756)

Total increase (decrease) in net assets	5,851	(21,824)	8,357
Net assets at beginning of year	192,978	214,802	206,445

Net assets at end of year	$198,829	$192,978	$214,802

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED

FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

	Year Ended March 31,
	2011	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$16,439	$(11,071)	$(11,449)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(43,634)	(4,788)	(49,959)
Principal repayments of investments	62,482	15,534	32,828
Proceeds from sales of investments	35,009	74,706	13,914
Net realized (gain) loss on sales of investments	(23,489)	35,923	5,023
Net realized loss on other	—	53	—
Net unrealized depreciation (appreciation) of investment portfolio	23,197	(14,305)	19,814
Net unrealized depreciation (appreciation) of other	24	(2)	—
Net amortization of premiums and discounts	8	2	54
Amortization of deferred financing fees	491	1,618	323
Increase in restricted cash	(4,499)	—	—
Decrease in interest receivable	497	266	162
Decrease in due from custodian	76	1,771	1,693
(Increase) decrease in prepaid assets	(3)	(49)	308
(Increase) decrease in other assets	(435)	19	244
(Decrease) increase in accounts payable and accrued expenses	(1)	(1,077)	371
Increase (decrease) in administration fee payable to Administrator(1)	22	(30)	(29)
(Decrease) increase in fees due to Adviser(1)	(222)	534	276
Increase in other liabilities	1,114	168	38

Net cash provided by operating activities	67,076	99,272	13,611

CASH FLOWS FROM FINANCING ACTIVITIES:
Shelf offering registration proceeds (costs), net	10	(155)	40,562
Proceeds from short-term borrowings	207,401	290,000	—
Repayments on short-term borrowings	(242,401)	(215,000)	—
Borrowings from Credit Facility	24,000	107,500	123,850
Repayments on Credit Facility	(51,800)	(189,965)	(158,420)
Purchase of derivative	(41)	(39)	—
Deferred financing fees	(784)	(534)	(971)
Distributions paid	(10,598)	(10,598)	(20,756)

Net cash used in financing activities	(74,213)	(18,791)	(15,735)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(7,137)	80,481	(2,124)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	87,717	7,236	9,360

CASH AND CASH EQUIVALENTS, END OF YEAR	$80,580	$87,717	$7,236

CASH PAID DURING YEAR FOR INTEREST	$762	$2,182	$5,428

NON-CASH ACTIVITIES(2)	527	850	3,043

(1)	Refer to Note 4—Related Party Transactions for additional information.

(2)

2011: Non-cash activities represent real property distributed to shareholders of A. Stucki as a dividend prior to its sale in June 2010, from which the Company recorded dividend income of $515, and $12 of paid in-kind income from the Company’s syndicated loan to Survey Sampling, LLC. The distributed property is included in the Company’s Schedule of Investments at March 31, 2011, and its fair value was recognized as other income on the Company’s Statements of Operations during the year ended March 31, 2011.

2010: Non-cash activities represent an investment disbursement to Cavert II Holding Corp. for approximately $850 on their revolving line of credit, which proceeds were used to make the next four quarterly payments due under normal amortization for both their senior term A and senior term B loans in a non-cash transaction.

2009: Non-cash activities represent the assumption of senior term notes from American Greetings Corporation in exchange for a settlement agreement related to RPG, a senior syndicated loan.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED

FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS

MARCH 31, 2011

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Principal	Cost	Fair Value
CONTROL INVESTMENTS:
Acme Cryogenics, Inc.	Manufacturing — manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5%, Due 3/2012)	$14,500	$14,500	$14,500
		Senior Subordinated Term Debt (12.5%, Due 12/2011)	415	415	415
		Preferred Stock (898,814 shares)(4)(7)		6,984	4,991
		Common Stock (418,072 shares)(4)(7)		1,045	—
		Common Stock Warrants (452,683 shares)(4)(7)		24	—

				22,968	19,906
ASH Holdings Corp.	Retail and Service — school buses and parts	Revolving Credit Facility, $717 available (non-accrual, Due 3/2013)(4)	3,283	3,241	—
		Senior Subordinated Term Debt (non-accrual, Due 3/2013)(4)	6,250	6,060	—
		Preferred Stock (2,500 shares)(4)(7)		2,500	—
		Common Stock (1 share) (4)(7)		—	—
		Common Stock Warrants (73,599 shares)(4)(7)		4	—

		Guaranty ($750)
				11,805	—
Cavert II Holding Corp.(10)	Manufacturing — bailing wire	Senior Term Debt (10.0%, Due 10/2012)(6)	2,650	2,650	2,650
		Senior Subordinated Term Debt (13.0%, Due 10/2014)	4,671	4,671	4,671
		Preferred Stock (41,102 shares)(4)(7)		4,110	5,354
		Common Stock (69,126 shares)(4)(7)		69	5,577

				11,500	18,252
Country Club Enterprises, LLC	Service — golf cart distribution	Senior Subordinated Term Debt (16.3%, Due 11/2014)(5)	8,000	8,000	7,560
		Preferred Stock (2,380,000 shares)(4)(7)		3,725	—
		Guaranty ($3,914)

				11,725	7,560
Galaxy Tool Holding Corp.	Manufacturing — aerospace and plastics	Senior Subordinated Term Debt (13.5%, Due 8/2013)	5,220	5,220	5,220
		Preferred Stock (4,111,907 shares)(4)(7)		19,658	1,439
		Common Stock (48,093 shares)(4)(7)		48	—

				24,926	6,659
Mathey Investments, Inc.	Manufacturing — pipe-cutting and pipe-fitting equipment	Revolving Credit Facility, $718 available (10.0%, Due 3/2012)(5)	1,032	1,032	1,022
		Senior Term Debt (10.0%, Due 3/2013)(5)	2,375	2,375	2,345
		Senior Term Debt (12.0%, Due 3/2014)(5)	3,727	3,727	3,643
		Senior Term Debt (2.5%, Due 3/2014)(5)(6)	3,500	3,500	3,421
		Common Stock (37 shares)(4)(7)		500	—
		Common Stock Warrants (21 shares)(4)(7)		277	—

				11,411	10,431
Neville Limited (9)	Real Estate — investments	Common Stock (100 shares)(4)(7)		610	534

				610	534
Precision Southeast, Inc.	Manufacturing — injection molding and plastics	Revolving Credit Facility, $251 available (7.5%, Due 12/2011)	749	749	749
		Senior Term Debt (14.0%, Due 12/2015)	7,775	7,775	7,775
		Preferred Stock (19,091 shares)(4)(7)		1,909	1,948
		Common Stock (90,909 shares)(4)(7)		91	305

				10,524	10,777
Tread Corp.(8)	Manufacturing — storage and transport equipment	Senior Subordinated Term Debt (12.5%, Due 5/2013)(5)	5,000	5,000	4,931
		Preferred Stock (832,765 shares)(4)(7)		833	—
		Common Stock (129,067 shares)(4)(7)		1	—
		Common Stock Warrants (1,022,727 shares)(4)(7)		3	—

				5,837	4,931
Venyu Solutions, Inc.	Service — online servicing suite	Senior Subordinated Term Debt (11.3%, Due 10/2015)	7,000	7,000	7,000
		Senior Subordinated Term Debt (14.0%, Due 10/2015)	12,000	12,000	12,000
		Preferred Stock (5,400 shares)(4)(7)		6,000	6,012

				25,000	25,012

Total Control Investments (represents 67.9% of total investments at fair value)				$136,306	$104,062

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

MARCH 31, 2011

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Principal	Cost	Fair Value
AFFILIATE INVESTMENTS:
Danco Acquisition Corp.	Manufacturing — machining and sheet metal work	Revolving Credit Facility, $400 available (10.0%, Due 10/2011)(5)	$1,100	$1,100	$1,084
		Senior Term Debt (10.0%, Due 10/2012)(5)	2,925	2,925	2,881
		Senior Term Debt (12.5%, Due 4/2013)(5)	8,961	8,961	8,781
		Preferred Stock (25 shares)(4)(7)		2,500	—
		Common Stock Warrants (420 shares)(4)(7)		2	—

				15,488	12,746
Noble Logistics, Inc.	Service — aftermarket auto parts delivery	Revolving Credit Facility, $300 available (4.3%, Due 6/2011)(5)	300	300	206
		Senior Term Debt (9.2%, Due 12/2012)(5)	7,227	7,227	4,951
		Senior Term Debt (10.5%, Due 12/2012)(5)	3,650	3,650	2,500
		Senior Term Debt (10.5%, Due 12/2012)(5)(6)	3,650	3,650	2,500
		Preferred Stock (1,075,000 shares)(4)(7)		1,750	3,026
		Common Stock (1,682,444 shares)(4)(7)		1,683	—

				18,260	13,183
Quench Holdings Corp.	Service — sales, installation and service of water coolers	Senior Subordinated Term Debt (10.0%, Due 8/2013)(5)	8,000	8,000	6,000
		Preferred Stock (388 shares)(4)(7)		2,950	2,627
		Common Stock (35,242 shares)(4)(7)		447	—

				11,397	8,627

Total Affiliate Investments (represents 22.5% of total investments at fair value)				$45,145	$34,556

NON-CONTROL/NON-AFFILIATE INVESTMENTS:
Syndicated Loans:
Fifth Third Processing Solutions, LLC(11)	Service — electronic payment processing	Senior Subordinated Term Debt (8.3%, Due 11/2017)(3)	$500	$495	$509
Survey Sampling, LLC	Service — telecommunications-based sampling	Senior Term Debt (10.7%, Due 12/2012)(3)	2,306	2,308	1,499

Subtotal — Syndicated Loans				2,803	2,008
Non-syndicated Loans:
American Greetings Corporation	Manufacturing and design — greeting cards	Senior Notes (7.4%, Due 6/2016)(3)	3,043	3,043	3,073
B-Dry, LLC	Service — basement waterproofer	Senior Term Debt (11.0%, Due 5/2014)(5)	6,545	6,545	6,512
		Senior Term Debt (11.5%, Due 5/2014)(5)	3,050	3,050	3,035
		Common Stock Warrants (55 shares)(4)(7)		300	39

				9,895	9,586

Total Non-Control/Non-Affiliate Investments (represents 9.6% of total investments at fair value)				$15,741	$14,667

TOTAL INVESTMENTS(12)				$197,192	$153,285

(1)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)	Percentage represents the weighted average interest rates in effect at March 31, 2011, and due date represents the contractual maturity date.

(3)	Valued based on the indicative bid price on or near March 31, 2011, offered by the respective syndication agent’s trading desk or secondary desk.

(4)	Security is non-income producing.

(5)	Fair value based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. at March 31, 2011.

(6)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt and before the senior subordinated debt.

(7)

Aggregates all shares of such class of stock owned by the Company without regard to specific series owned within such class, some series of which may or may not be voting shares or aggregates all warrants to purchase shares of such class of stock owned by the Company without regard to specific series of such class of stock such warrants allow the Company to purchase.

(8)

In June 2010, an additional equity investment increased the Company’s fully-diluted ownership above 25%, resulting in the investment being reclassified as Control during the quarter ended June 30, 2010.

(9)	In July 2010, Gladstone Neville Corp. changed its name to Neville Limited.

(10)

In April 2011, the Company sold its equity investment, received partial redemption of its preferred stock and invested new subordinated debt in Cavert II Holding Corp. as part of a recapitalization. See Note 14, Subsequent Events, for more detail on this transaction.

(11)	In May 2011, the Company received full repayment of its senior subordinated term debt to Fifth Third Processing Solutions, LLC.

(12)

Aggregate gross unrealized depreciation for federal income tax purposes is $52,243; aggregate gross unrealized appreciation for federal income tax purposes is $8,336. Net unrealized depreciation is $43,907 based on a tax cost of $197,192.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED

FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION CONSOLIDATED SCHEDULES OF INVESTMENTS MARCH 31, 2010 (DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Principal	Cost	Fair Value
CONTROL INVESTMENTS:
A. Stucki Holding Corp.	Manufacturing — railroad freight car products	Senior Term Debt (4.7%, Due 3/2012)	$9,101	$9,101	$9,101
		Senior Term Debt (7.0%, Due 3/2012)(6)	9,900	9,900	9,900
		Senior Subordinated Term Debt (13.0%, Due 3/2014)	9,456	9,456	9,456
		Preferred Stock (43,867 shares)(7)		4,387	4,529
		Common Stock (130,054 shares)(4)(7)		130	17,393

				32,974	50,379
Acme Cryogenics, Inc.	Manufacturing — manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5%, Due 3/2012)	14,500	14,500	13,585
		Preferred Stock (898,814 shares)(4)(7)		6,984	—
		Common Stock (418,072 shares)(4)(7)		1,045	—
		Common Stock Warrants (452,683 shares)(4)(7)		24	—

				22,553	13,585
ASH Holdings Corp.	Retail and Service — school buses and parts	Revolving Credit Facility, $496 available (non-accrual, Due 3/2013)(5)	1,504	1,504	421
		Senior Subordinated Term Debt (non-accrual, Due 3/2013)(5)	6,250	6,250	1,750
		Preferred Stock (2,500 shares)(4)(7)		2,500	—
		Common Stock (1 share) (4)(7)		—	—
		Common Stock Warrants (73,599 shares)(4)(7)		4	—
		Guaranty ($250)

				10,258	2,171
Cavert II Holding Corp.	Manufacturing — bailing wire	Senior Term Debt (8.3%, Due 10/2012)(11)	2,875	2,875	2,875
		Senior Term Debt (10.0%, Due 10/2012)(6)	2,700	2,700	2,700
		Senior Subordinated Term Debt (13.0%, Due 10/2014)	4,671	4,671	4,671
		Preferred Stock (41,102 shares)(4)(7)		4,110	4,959
		Common Stock (69,126 shares)(4)(7)		69	3,526

				14,425	18,731
Chase II Holdings Corp.	Manufacturing — traffic doors	Senior Term Debt (8.8%, Due 3/2011)	7,700	7,700	7,700
		Senior Term Debt (12.0%, Due 3/2011)(6)	7,520	7,520	7,520
		Senior Subordinated Term Debt (13.0%, Due 3/2013)	6,168	6,168	6,168
		Preferred Stock (69,608 shares)(4)(7)		6,961	7,713
		Common Stock (61,384 shares)(4)(7)		61	—

				28,410	29,101
Country Club Enterprises, LLC	Service — golf cart distribution	Senior Subordinated Term Debt (16.7%, Due 11/2014)(5)	7,000	7,000	6,869
		Preferred Stock (2,380,000 shares)(4)(7)		3,725	—
		Guaranty ($2,000)		10,725	6,869

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

MARCH 31, 2010 (DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Principal	Cost	Fair Value
Galaxy Tool Holding Corp.	Manufacturing — aerospace and plastics	Senior Subordinated Term Debt (13.5%, Due 8/2013)(5)	$17,250	$17,250	$17,099
		Preferred Stock (4,111,907 shares)(4)(7)		4,112	—
		Common Stock (48,093 shares)(4)(7)		48	—

				21,410	17,099
Mathey Investments, Inc.	Manufacturing — pipe-cutting and pipe-fitting equipment	Revolving Credit Facility, $718 available (10.0%, Due 3/2011)(5)	1,032	1,032	1,011
		Senior Term Debt (10.0%, Due 3/2013)(5)	2,375	2,375	2,328
		Senior Term Debt (17.0%, Due 3/2014)(5) (6) (10)	7,727	7,727	6,974
		Common Stock (37 shares)(4)(7)		500	—
		Common Stock Warrants (21 shares)(4)(7)		277	—

				11,411	10,313

Total Control Investments (represents 71.7% of total investments at fair value)				$152,166	$148,248

AFFILIATE INVESTMENTS:
Danco Acquisition Corp.	Manufacturing — machining and sheet metal work	Revolving Credit Facility, $600 available (10.0%, Due 10/2010)(5)	$900	$900	$893
		Senior Term Debt (10.0%, Due 10/2012)(5)	4,163	4,163	4,131
		Senior Term Debt (12.5%, Due 4/2013)(5)	9,053	9,053	8,929
		Preferred Stock (25 shares)(4)(7)		2,500	—
		Common Stock Warrants (420 shares)(4)(7)		2	—

				16,618	13,953
Noble Logistics, Inc.	Service — aftermarket auto parts delivery	Revolving Credit Facility, $0 available (4.2%, Due 5/2010)(5)	2,000	2,000	1,210
		Senior Term Debt (9.3%, Due 12/2011)(5)	6,227	6,227	3,767
		Senior Term Debt (10.5%, Due 12/2011)(5) (6)	7,300	7,300	4,417
		Preferred Stock (1,075,000 shares)(4)(7)		1,750	—
		Common Stock (1,682,444 shares)(4)(7)		1,682	—

				18,959	9,394
Quench Holdings Corp.	Service — sales, installation and service of water coolers	Senior Subordinated Term Debt (10.0%, Due 8/2013)(5)	8,000	8,000	6,150
		Preferred Stock (388 shares)(4)(7)		2,950	3,224
		Common Stock (35,242 shares)(4)(7)		447	—

				11,397	9,374

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

MARCH 31, 2010 (DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Principal	Cost	Fair Value
Tread Corp.	Manufacturing — storage and transport equipment	Senior Subordinated Term Debt (12.5%, Due 5/2013)(5)	$5,000	$5,000	4,943
		Preferred Stock (750,000 shares)(4)(7)		750	—
		Common Stock Warrants (1,022,727 shares)(4)(7)		3	—

				5,753	4,943

Total Affiliate Investments (represents 18.2% of total investments at fair value)				$52,727	$37,664

NON-CONTROL/NON-AFFILIATE INVESTMENTS:
Syndicated Loans:
Interstate FiberNet, Inc.	Service — provider of voice and data telecommunications services	Senior Term Debt (4.3%, Due 7/2013)(9)	$6,762	$6,743	$6,762
Survey Sampling, LLC	Service — telecommunications-based sampling	Senior Term Debt (9.5%, Due 5/2011)(3)	2,375	2,385	1,069

Subtotal — Syndicated Loans				9,128	7,831
Non-syndicated Loans:
American Greetings Corporation	Manufacturing and design — greeting cards	Senior Notes (7.4%, Due 6/2016)(3)	3,043	3,043	2,895
B-Dry, LLC	Service — basement waterproofer	Senior Term Debt (10.5%, Due 5/2014)(5)	6,613	6,613	6,596
		Senior Term Debt (10.5%, Due 5/2014)(5)	3,590	3,590	3,581
		Common Stock Warrants (55 shares)(4)(7)		300	43

				10,503	10,220

Total Non-Control/Non-Affiliate Investments (represents 10.1% of total investments at fair value)				$22,674	$20,946

TOTAL INVESTMENTS(11)				$227,567	$206,858

(1)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)	Percentage represents the weighted average interest rates in effect at March 31, 2010, and due date represents the contractual maturity date.

(3)	Valued based on the indicative bid price on or near March 31, 2010, offered by the respective syndication agent’s trading desk or secondary desk.

(4)	Security is non-income producing.

(5)	Fair value based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. at March 31, 2010.

(6)	Last Out Tranche of senior debt, meaning if the portfolio company is liquidated, the holder of the Last Out Tranche is paid after the other senior debt and before the senior subordinated debt.

(7)

Aggregates all shares of such class of stock owned by the Company without regard to specific series owned within such class, some series of which may or may not be voting shares or aggregates all warrants to purchase shares of such class of stock owned by the Company without regard to specific series of such class of stock such warrants allow the Company to purchase.

(8)	Restructured in December 2009, resulting in the Company owning 100% of Mathey Investments, Inc. and thus reclassifying it as a Control Investment.

(9)	Security was paid off, at par, subsequent to March 31, 2010 and was valued based on the pay off.

(10)	Loan was restructured into two separate term loans with face values of $3.7 million and $3.5 million effective February 2010.

(11)	Loan was repaid, in full, subsequent to March 31, 2010.

(12)

Aggregate gross unrealized depreciation for federal income tax purposes is $43,465; aggregate gross unrealized appreciation for federal income tax purposes is $22,756. Net unrealized depreciation is $20,709 based on a tax cost of $227,567.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

xiii

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2011

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND AS OTHERWISE INDICATED)

NOTE 1.    ORGANIZATION

Gladstone Investment Corporation (the “Company”) was incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005 and completed an initial public offering on June 22, 2005. The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objectives are to achieve a high level of current income and capital gains by investing in debt and equity securities of established private businesses.

Gladstone Business Investment, LLC (“Business Investment”), a wholly-owned subsidiary of the Company, was established on August 11, 2006 for the sole purpose of owning the Company’s portfolio of investments in connection with its line of credit. The financial statements of Business Investment are consolidated with those of the Company.

The Company is externally managed by Gladstone Management Corporation (the “Adviser”), an affiliate of the Company.

NOTE 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These consolidated financial statements and the accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America and conform to Regulation S-X under the Securities Exchange Act of 1934, as amended. Management believes it has made all necessary adjustments so that the consolidated financial statements are presented fairly and that all such adjustments are of a normal recurring nature. The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Reclassifications

Certain amounts in the prior year’s financial statements have been reclassified to conform to the presentation for the year ended March 31, 2011 with no effect to net increase (decrease) in net assets resulting from operations.

Consolidation

Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Company has a controlling interest.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Items classified as cash equivalents include temporary investments in commercial paper, United States Treasury securities and money-market funds. Cash and cash equivalents are carried at cost, which approximates fair value. The Company places its cash and cash equivalents with financial institutions, and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company seeks to mitigate this concentration of credit risk by depositing funds with major financial institutions.

Restricted Cash

Restricted cash is cash held in escrow that was received as part of an asset sale.

Classification of Investments

In accordance with the federal securities laws, the Company classifies portfolio investments on its consolidated statements of assets and liabilities, its consolidated statements of operations and its consolidated schedules of investments into the following categories:

•	Control Investments—Control investments are generally those in which the Company owns more than 25% of the voting securities or has greater than 50% representation on the board of directors;

•

Affiliate Investments—Affiliate investments are generally those in which the Company owns from 5% to 25% of the voting securities and has less than 50% representation on the board of directors, or is otherwise deemed to be an affiliate of the Company under the 1940 Act; and

•	Non-Control/Non-Affiliate Investments—Non-Control/Non-Affiliate investments are generally those in which the Company owns less than 5% of the voting securities.

Investment Valuation Policy

The Company carries its investments at fair value to the extent that market quotations are readily available and reliable, and otherwise at fair value, as determined in good faith by its Board of Directors. In determining the fair value of the Company’s investments, the Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by the Company’s Board of Directors, and each quarter the Board of Directors reviews whether the Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of the Company’s investment portfolio.

The Company uses generally accepted valuation techniques to value its portfolio unless the Company has specific information about the value of an investment to determine otherwise. From time to time, the Company may accept an appraisal of a business in which the Company holds securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scopes used to value the Company’s investments. When these specific third-party appraisals are engaged or accepted, the Company uses estimates of value provided by such appraisals and its own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value the investment the Company has in that business.

The Policy, summarized below, applies to publicly-traded securities, securities for which a limited market exists, and securities for which no market exists.

Publicly-traded securities: The Company determines the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that the Company owns restricted securities that are not freely tradable, but for which a public market otherwise exists, the Company will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature.

Securities for which a limited market exists: The Company values securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price. In valuing these assets, the Company assesses trading activity in an asset class and evaluates variances in prices and other market insights to determine if any available quote prices are reliable. If the Company concludes that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if a firm bid price is unavailable, the Company bases the value of the security upon the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that the Company uses the IBP as a basis for valuing the security, the Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

In the event these limited markets become illiquid such that market prices are no longer readily available, the Company will value its syndicated loans using alternative methods, such as estimated net present values of the future cash flows, or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, the alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, the Company considers multiple inputs such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, the Company develops a modified discount rate approach that incorporates risk premiums including, among others, increased probability of default, or higher loss given default or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what the Company believes a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. The Company will apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

As of March 31, 2011, the Company assessed trading activity in its syndicated loan assets and determined that there continued to be market liquidity and a secondary market for these assets. Thus, firm bid prices or IBPs were used to fair value the Company’s syndicated loans at March 31, 2011.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into three categories: (1) portfolio investments comprised solely of debt securities; (2) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; and (3) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities.

(1)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly traded on an established securities market, or for which a limited market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies in which the Company has no equity, or equity-like securities, are fair valued in accordance with the terms of the Policy, which utilizes opinions of value submitted to the Company by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”). The Company may also submit paid in-kind (“PIK”) interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received.

(2)

Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for the Company’s Non-Public Debt Securities and equity or equity-like securities (e.g. preferred equity, common equity, or other equity-like securities) that are purchased together as part of a package, where the Company has control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisition market as the principal market, generally through a sale or recapitalization of the portfolio company. In accordance with

ASC 820, the Company applies the in-use premise of value which assumes the debt and equity securities are sold together. Under this liquidity waterfall approach, the Company first calculates the TEV of the issuer by incorporating some or all of the following factors to determine the TEV of the issuer:

•	the issuer’s ability to make payments,

•	the earnings of the issuer,

•	recent sales to third parties of similar securities,

•	the comparison to publicly traded securities, and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, the Company may reference industry statistics and use outside experts. Once the Company has estimated the TEV of the issuer, the Company will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities (which include the debt securities) have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that the Company use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(3)	Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities: The Company values Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which the Company does not control or cannot gain control as of the measurement date, using a hypothetical secondary market as the Company’s principal market. In accordance with ASC 820, the Company determines its fair value of these debt securities of non-control investments assuming the sale of an individual debt security using the in-exchange premise of value. As such, the Company estimates the fair value of the debt component using estimates of value provided by SPSE and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. Subsequent to June 30, 2009, for equity or equity-like securities of investments for which the Company does not control or cannot gain control as of the measurement date, the Company estimates the fair value of the equity using the in-exchange premise of value based on factors such as the overall value of the issuer, the relative fair value of other units of account including debt, or other relative value approaches. Consideration is also given to capital structure and other contractual obligations that may impact the fair value of the equity. Further, the Company may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or its own assumptions in the absence of other observable market data and may also employ DCF valuation techniques.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Refer to Note 3 below for additional information regarding fair value measurements and the Company’s adoption of ASC 820.

Interest and Dividend Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs, the accretion of discounts and the amortization of amendment fees, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if the Company’s qualitative assessment indicates that the debtor is unable to service its debt or other obligations, the Company will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, the Company remains contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest are paid, and in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At March 31, 2011, one Control investment, ASH Holdings Corp. (“ASH”), was on non-accrual with a fair value of $0. At March 31, 2010, ASH was on non-accrual with a fair value of approximately $2.2 million, or 1.0% of the fair value of all loans held in the Company’s portfolio at March 31, 2010.

The Company has one loan in its portfolio which contains a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash. The Company recorded PIK income of $12 for the year ended March 31, 2011. No PIK interest was recorded during the year ended March 31, 2010.

Success fees are recorded upon receipt. Success fees are contractually due upon a change of control in a portfolio company and are recorded in Other income in the accompanying Consolidated Statements of Operations. The Company recorded $5.4 million of success fees during the year ended March 31, 2011, including $2.3 million from the exit and payoff of Chase II Holding Corp. (“Chase”), $1.9 million from the exit and payoff of A. Stucki Holding Corp. (“A. Stucki”), $0.8 million from a prepayment received from Cavert II Holdings Corp. (“Cavert”) and $0.4 million from a prepayment received from Mathey Investments, Inc. (“Mathey”). Prior to the current fiscal year, the Company had not recorded any success fees.

Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and if the Company has the option to collect such amounts in cash. During the year ended March 31, 2011, the Company recorded and collected $4.0 million of dividends accrued on preferred shares of Chase, recorded and collected $0.3 million of dividends on preferred shares of A. Stucki and accrued and received a special dividend of property valued at $0.5 million in connection with the A. Stucki sale. During the year ended March 31, 2010, the Company recorded and collected $1.0 million of cash dividends on preferred shares of A. Stucki.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Gains or losses on the sale of investments are calculated by using the specific identification method. Realized gain or loss is recognized at the trade date, typically when an investment is disposed of and is computed as the difference between the Company’s cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair value of the investment and the cost basis of such investment. The Company must determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation in its consolidated statement of operations.

Deferred Financing Fees

Costs associated with the Company’s line of credit are deferred and amortized over the life of the line of credit.

Related Party Costs

The Company has entered into an investment advisory and management agreement (the “Advisory Agreement”) with the Adviser, which is controlled by the Company’s chairman and chief executive officer. In accordance with the Advisory Agreement, the Company pays the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. The Company has entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator) whereby it pays separately for administrative services. These fees are accrued when the services are performed and generally paid one month in arrears. Refer to Note 4 for additional information regarding these related party costs and agreements.

Federal Income Taxes

The Company intends to continue to qualify for treatment as a RIC under subchapter M of the Code, which generally allows it to avoid paying corporate income taxes on any income or gains that it distributes to the Company’s stockholders. The Company has distributed and intends to distribute sufficient dividends to eliminate taxable income. The Company may also be subject to federal excise tax if it does not distribute at least 98% of its investment company taxable income and 98% of its capital gain net income in any calendar year. Under the RIC Modernization Act, for excise tax years beginning January 1, 2011, the minimum distribution requirement for capital gains income has been raised to 98.2%.

ASC 740, “Income Taxes” requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The Company has evaluated the implications of ASC 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on the consolidated financial statements. The Company’s federal tax returns for fiscal year 2008, 2009 and 2010 remain subject to examination by the Internal Revenue Service.

Distributions

Distributions to stockholders are recorded on the ex-dividend date. The Company is required to pay out at least 90% of its ordinary income and short-term capital gains for each taxable year as a distribution to its stockholders in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, a distribution is declared each quarter and is paid out monthly over the course of the respective quarter. At year-end, the Company elected to treat a portion of the first distribution paid after year-end as having been paid in the prior year, in accordance with Section 855(a) of the Code. Additionally, at year-end the Company may pay a bonus distribution, in addition to the monthly distributions, to ensure that it has paid out at least 90% of its ordinary income and short-term capital gains for the year. The Company typically retains long-term capital gains, if any, and does not pay them out as distributions. If the Company decides to retain long-term capital gains, the portion of the retained capital gains will be subject to 35% tax.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs,” (“ASU 2011-04”) which results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between accounting principles generally accepted in the United States (“GAAP”) and IFRS. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The Company is currently assessing the potential impact that the adoption of ASU 2011-04 may have on the Company’s financial position and results of operations.

NOTE 3.  INVESTMENTS

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•

Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based upon the best available information.

As of March 31, 2011 and 2010, all of the Company’s investments were valued using Level 3 inputs.

The following table presents the financial instruments carried at fair value as of March 31, 2011, by caption on the accompanying Consolidated Statements of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	As of March 31, 2011
	Level 1	Level 2	Level 3	Total Fair Value Reported in Consolidated Statement of Assets and Liabilities
Control Investments
Senior term debt	$—	$—	$21,605	$21,605
Senior subordinated term debt	—	—	56,297	56,297
Preferred equity	—	—	19,745	19,745
Common equity/equivalents	—	—	6,415	6,415

Total Control investments	—	—	104,062	104,062

Affiliate Investments
Senior term debt	—	—	22,903	22,903
Senior subordinated term debt	—	—	6,000	6,000
Preferred equity	—	—	5,653	5,653

Total Affiliate investments	—	—	34,556	34,556

Non-Control/Non-Affiliate Investments
Senior term debt	—	—	14,119	14,119
Senior subordinated term debt	—	—	509	509
Common equity/equivalents	—	—	39	39

Total Non-Control/Non-Affiliate Investments	—	—	14,667	14,667

Total Investments at fair value	$—	$—	$153,285	$153,285

Cash Equivalents	60,000	—	—	60,000

Total Investments and Cash Equivalents	$60,000	$—	$153,285	$213,285

The following table presents the financial instruments carried at fair value as of March 31, 2010, by caption on the accompanying Consolidated Statements of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	As of March 31, 2010
	Level 1	Level 2	Level 3	Total Fair Value Reported in Consolidated Statement of Assets and Liabilities
Control Investments
Senior term debt	$—	$—	$50,110	$50,110
Senior subordinated term debt	—	—	60,018	60,018
Preferred equity	—	—	17,201	17,201
Common equity/equivalents	—	—	20,919	20,919

Total Control investments	—	—	148,248	148,248

Affiliate Investments
Senior term debt	—	—	23,346	23,346
Senior subordinated term debt	—	—	11,094	11,094
Preferred equity	—	—	3,224	3,224

Total Affiliate investments	—	—	37,664	37,664

Non-Control/Non-Affiliate Investments
Senior term debt	—	—	20,903	20,903
Common equity/equivalents	—	—	43	43

Total Non-Control/Non-Affiliate Investments	—	—	20,946	20,946

Total Investments at fair value	$—	$—	$206,858	$206,858

Cash Equivalents	85,000	—	—	85,000

Total Investments and Cash Equivalents	$85,000	$—	$206,858	$291,858

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide a roll-forward in the changes in fair value during the year ended March 31, 2011 and 2010 for all investments for which the Company determines fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources). Accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology. Two tables are provided for each period: the first table is broken out by investment classification, and the second table is broken out by major security type.

Fair value measurements using unobservable data inputs (Level 3)

Fiscal Year 2011:

	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Year ended March 31, 2011:
Fair value as of March 31, 2010	$148,248	$37,664	$20,946	$206,858
Net realized gains(1)	23,470	—	19	23,489
Net unrealized (depreciation) appreciation(2)	(6,476)	4,474	673	(1,329)
Reversal of previously-recorded appreciation upon realization(2)	(21,849)	—	(19)	(21,868)
Issuances / Originations(3)	42,927	200	507	43,634
Sales	(35,009)	—	—	(35,009)
Settlements / Repayments(4)	(53,002)	(2,029)	(7,459)	(62,490)
Transfers(5)	5,753	(5,753)	—	—

Fair value as of March 31, 2011	$104,062	$34,556	$14,667	$153,285

	Senior Term Debt	Senior Subordinated Term Debt	Preferred Equity	Common Equity/ Equivalents	Total
Year ended March 31, 2011:
Fair value as of March 31, 2010	$94,359	$71,112	$20,425	$20,962	$206,858
Net realized gains(1)	19	—	—	23,470	23,489
Net unrealized appreciation (depreciation) (2)	2,167	(3,109)	(3,295)	2,908	(1,329)
Reversal of previously-recorded appreciation upon realization(2)	(19)	—	(3,923)	(17,926)	(21,868)
Issuances / Originations(3)	8,736	22,958	11,238	702	43,634
Sales	—	—	(11,347)	(23,662)	(35,009)
Settlements / Repayments(4)	(46,635)	(15,855)	—	—	(62,490)
Transfers(6)	—	(12,300)	12,300	—	—

Fair value as of March 31, 2011	$58,627	$62,806	$25,398	$6,454	$153,285

Fiscal Year 2010:

	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Year ended March 31, 2010:
Fair value as of March 31, 2009	$166,163	$53,027	$94,740	$313,930
Net realized gains (losses)(1)	—	—	(35,923)	(35,923)
Net unrealized (depreciation) appreciation(2)	(20,001)	(4,061)	2,629	(21,433)
Reversal of previously-recorded depreciation upon realization(2)	—	—	35,738	35,738
Issuances / Originations(3)	3,925	713	150	4,788
Sales	—	—	(74,706)	(74,706)
Settlements / Repayments(4)	(12,968)	(886)	(1,682)	(15,536)
Transfers(7)	11,129	(11,129)	—	—

Fair value as of March 31, 2010	$148,248	$37,664	$20,946	$206,858

	Senior Term Debt	Senior Subordinated Term Debt	Preferred Equity	Common Equity/ Equivalents	Total
Year ended March 31, 2010:
Fair value as of March 31, 2009	$179,676	$72,062	$40,042	$22,150	$313,930
Net realized gains (losses)(1)	(35,923)	—	—	—	(35,923)
Net unrealized appreciation (depreciation) (2)	759	(1,387)	(19,617)	(1,188)	(21,433)
Reversal of previously-recorded depreciation upon realization(2)	35,738	—	—	—	35,738
Issuances / Originations(3)	2,101	2,687	—	—	4,788
Sales	(74,706)	—	—	—	(74,706)
Settlements / Repayments(4)	(13,786)	(1,750)	—	—	(15,536)
Transfers(8)	500	(500)	—	—	—

Fair value as of March 31, 2010	$94,359	$71,112	$20,425	$20,962	$206,858

(1)	Included in the realized and unrealized gain (loss) section on the accompanying Consolidated Statement of Operations for the year ended March 31, 2011.

(2)	Included in Net unrealized appreciation (depreciation) of investment portfolio on the accompanying Consolidated Statement of Operations for the year ended March 31, 2011.

(3)	Includes PIK and other non-cash disbursements to portfolio companies.

(4)	Includes amortization of premiums and discounts and other cost-adjustments.

(5)	Transfer represents the cost basis as of March 31, 2010 of Tread Corporation, which was reclassified from an Affiliate to a Control investment during the three months ended June 30, 2010.

(6)

Transfer represents $12.3 million of senior subordinated term debt of Galaxy Tool Holding Corp. at cost as of June 30, 2010 that was converted to preferred and common equity during the three months ended September 30, 2010.

(7)	Transfer represents the cost basis of Mathey as of September 30, 2009, which was reclassified from an Affiliate to a Control investment during the three months ended December 31, 2009.

(8)	Transfer represents the cost basis as of March 31, 2009 of Noble senior subordinated term debt that was converted into senior term debt during the three months ended June 30, 2009.

Non-Proprietary Investment Activity

Non-proprietary investments are investments that were not originated by the Company. During the year ended March 31, 2011, the Company invested in one non-proprietary investment, a syndicated loan, to Fifth Third Processing Solutions (“Fifth Third”), at a cost of $0.5 million, and the Company exited one non-proprietary investment, Interstate FiberNet, Inc., which made full repayment of its senior term debt owed to the Company, resulting in the receipt of approximately $6.7 million in cash proceeds. The non-proprietary loans in the Company’s investment portfolio, consisting of all Non-Control/Non-Affiliate investments other than B-Dry, LLC, had a fair value of approximately $5.1 million, or 3.3% of its total investments at March 31, 2011.

During April and May 2009, the Company sold 29 of the 32 senior syndicated loans that were held in its portfolio of investments at March 31, 2009 to various investors in the syndicated loan market. The loans, in the aggregate, had a cost value of approximately $104.2 million, or 29.9% of the cost value of the Company’s total investments, and an aggregate fair value of approximately $69.8 million, or 22.2% of the fair value of the Company’s total investments, at March 31, 2009. As a result of these sales, the Company received approximately $69.2 million in net cash proceeds and recorded a realized loss of approximately $34.6 million.

Proprietary Investment Activity

During the fiscal year ended March 31, 2011, the Company executed the following transactions with certain of its portfolio companies:

•	In May 2010, Cavert made full repayment of its senior term A debt owed to the Company resulting in the receipt of approximately $2.9 million in cash proceeds.

•

In June 2010, the Company sold its equity investment and received full repayment of its debt investment in A. Stucki in connection with the sale of 100% of the outstanding capital stock of A. Stucki. The net cash proceeds to the Company from the sale of its equity in A. Stucki were $21.4 million, resulting in a realized gain of $16.6 million, which includes a $0.3 million closing adjustment decrease during the three months ended December 31, 2010. In connection with the equity sale, the Company accrued and received cash dividend proceeds of $0.3 million from its preferred stock investment in A. Stucki. At the same time, the Company received $30.6 million in repayment of its principal, accrued interest and success fees on the loans to A. Stucki. Additionally, immediately prior to the sale of A. Stucki, the Company received a special distribution of property with a fair value of $0.5 million, which was recorded as dividend income and is reflected as a Control investment, Neville Limited, on the accompanying Consolidated Schedule of Investments since June 30, 2010.

•

In July and August 2010, the Company restructured Galaxy Tool Holding Corp. (“Galaxy”) by converting $12.3 million of its senior subordinated term note into preferred and common stock and investing an additional $3.2 million into preferred stock. After the restructuring, the Company’s investments at cost in Galaxy consisted of a $5.2 million senior subordinated term note, $19.6 million in preferred stock and $0.1 million in common stock.

•	In September 2010, Cavert prepaid $0.8 million of its success fee on its senior term debt and senior subordinated term debt.

•

In October 2010, the Company invested $25.0 million in a Control investment, Venyu Solutions, Inc. (“Venyu”), consisting of subordinated debt and preferred equity. Venyu, headquartered in Baton Rouge, Louisiana, is a leader in commercial-grade, customizable solutions for data protection, data hosting and disaster recover.

•	In October and November 2010, Mathey prepaid $0.4 million of its success fee on its senior term debt.

•

In December 2010, the Company invested $10.5 million in a Control investment, Precision Southeast, Inc. (“Precision”), consisting of senior debt and preferred and common equity. Precision, headquartered in Myrtle Beach, South Carolina, is a custom injection molding company, focused on the filtration, consumer and industrial markets.

•

In December 2010, the Company sold its equity investment and received full repayment of its debt investment in Chase in connection with the sale of 100% of the outstanding capital stock of Chase. The net cash proceeds to the Company from the sale of its equity in Chase were $13.9 million, resulting in a realized gain of $6.9 million. In connection with the equity sale, the Company accrued and received cash dividend proceeds of $4.0 million from its preferred stock investment in Chase. At the same time, the Company received $22.9 million in repayment of its principal, accrued interest and success fees on the loans to Chase.

Refer to Note 14, Subsequent Events, for investment activity occurring subsequent to March 31, 2011.

Investment Concentrations

Approximately 38.2% of the aggregate fair value of the Company’s investment portfolio at March 31, 2011 was comprised of senior term debt, 41.0% was senior subordinated term debt, and 20.8% was preferred and common equity securities or their equivalents. At March 31, 2011, the Company had investments in 17 portfolio companies with an aggregate fair value of $153.3 million, of which Venyu, Acme Cryogenics, Inc. (“Acme”) and

Cavert, collectively comprised approximately $63.2 million, or 41.2% of the Company’s total investment portfolio, at fair value. The following table outlines the Company’s investments by security type at March 31, 2011 and 2010:

	March 31, 2011		March 31, 2010
	Cost	Fair Value	Cost	Fair Value
Senior term debt	$64,566	$58,627	$102,446	$94,359
Senior subordinated term debt	74,602	62,806	79,799	71,112
Preferred equity	52,922	25,398	40,728	20,425
Common equity/equivalents	5,102	6,454	4,594	20,962

Total Investments	$197,192	$153,285	$227,567	$206,858

Investments at fair value consisted of the following industry classifications at March 31, 2011 and 2010:

	March 31, 2011		March 31, 2010
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Containers, packaging and glass	$29,029	19.0%	$18,731	9.1%
Electronics	25,012	16.3	—	—
Chemicals, plastics and rubber	19,906	13.0	13,585	6.6
Cargo transport	13,183	8.6	9,394	4.5
Diversified/Conglomerate manufacturing	12,746	8.3	43,054	20.8
Machinery	10,431	6.8	60,692	29.3
Buildings and real estate	10,120	6.6	10,220	4.9
Home and office furnishings/Consumer products	8,627	5.6	9,374	4.5
Automobile	7,560	4.9	9,040	4.4
Aerospace and defense	6,659	4.4	17,099	8.3
Oil and gas	4,931	3.2	4,943	2.4
Printing and publishing	3,073	2.0	2,895	1.4
Telecommunications	1,499	1.0	7,831	3.8
Diversified/Conglomerate service	509	0.3	—	—

Total Investments	$153,285	100.0%	$206,858	100.0%

The investments at fair value were included in the following geographic regions of the United States at March 31, 2011 and 2010:

	March 31, 2011		March 31, 2010
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$92,172	60.1%	$60,363	29.2%
Northeast	38,126	24.9	81,276	39.3
West	12,746	8.3	16,124	7.8
Midwest	10,241	6.7	49,095	23.7

Total Investments	$153,285	100.0%	$206,858	100.0%

The geographic region indicates the location of the headquarters for the Company’s portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of the Company’s investment portfolio by fiscal year, assuming no voluntary prepayments, at March 31, 2011:

Fiscal year ending March 31,	Amount
2012	$18,946
2013	33,866
2014	34,331
2015	21,942
2016	26,775
Thereafter	3,543

Total contractual repayments	$139,403
Investments in equity securities	58,023
Adjustments to cost basis on debt securities	(234)

Total cost basis of investments held at March 31, 2011:	$197,192

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs incurred on behalf of portfolio companies. The Company maintains an allowance for uncollectible receivables from portfolio companies, which is determined based on historical experience and management’s expectations of future losses. The Company charges the accounts receivable to the established provision when collection efforts have been exhausted and the receivables are deemed uncollectible. As of March 31, 2011 and 2010, the Company had gross receivables from portfolio companies of $0.5 million and $0.1 million, respectively. The allowance for uncollectible receivables was $0.1 million and $0 for March 31, 2011 and 2010, respectively.

NOTE 4.    RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

The following tables summarize the management fees, incentive fees and associated credits reflected in the accompanying Consolidated Statements of Operations:

	Year Ended March 31,
	2011	2010
Average total assets subject to base management fee(1)	$198,950	$224,200
Multiplied by annual base management fee of 2%	2%	2%

Unadjusted base management fee	3,979	4,484

Reduction for loan servicing fees(2)	(2,743)	(3,747)

Base management fee(2)	$1,236	$737

Credits to base management fee from Adviser:
Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5%	(15)	(291)
Credit for fees received by Adviser from the portfolio companies	(665)	(433)

Credit to base management fee from Adviser(2)	(680)	(724)

Net base management fee	$556	$13

	Year Ended March 31,
	2011	2010
Incentive fee(2)	$2,949	$588
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	—	(102)

Net incentive fee	$2,949	$486

Total credits to fees:
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5%	$(15)	$(291)
Credit for fees received by Adviser from portfolio companies	(665)	(433)
Incentive fee credit	—	(102)

Credit to base management and incentive fees from Adviser(2)	$(680)	$(826)

(1)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(2)	Reflected, in total, as a line item on the Consolidated Statement of Operations located elsewhere in this prospectus.

Base Management Fee

The base management fee is payable quarterly and assessed at an annual rate of 2.0%, computed on the basis of the value of the Company’s average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. In addition, the following three items are adjustments to the base management fee calculation.

•	Loan Servicing Fees

The Adviser also services the loans held by Business Investment, in return for which it receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under the Company’s line of credit. Since the Company owns these loans, all loan servicing fees paid to the Adviser are treated as reductions directly against the 2.0% base management fee under the Advisory Agreement.

•	Senior Syndicated Loan Fee Waiver

The Company’s Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations, for the years ended March 31, 2011 and 2010.

•	Portfolio Company Fees

Under the Advisory Agreement, the Adviser has also provided, and continues to provide, managerial assistance and other services to the Company’s portfolio companies and may receive fees for services other than managerial assistance. 50% of certain of these fees and 100% of others are credited against the base management fee that the Company would otherwise be required to pay to the Adviser.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if the Company’s quarterly net investment income

(before giving effect to any incentive fee) exceeds 1.75% of the Company’s net assets (the “hurdle rate”). The Company will pay the Adviser an income-based incentive fee with respect to the Company’s pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•

100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of the Company’s realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company’s inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since the Company’s inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since the Company’s inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for the Company’s calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Company’s portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of the Company’s portfolio in all prior years. No capital gains-based incentive fee had been recorded for the Company from inception through March, 31, 2011, as cumulative unrealized capital depreciation exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, the Company did not accrue a capital gains-based incentive fee for the year ended March 31, 2011. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP require the Company to record a capital gains-based incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. There was no GAAP accrual for a capital gains-based incentive fee for the years ended March 31, 2010 or 2009 either.

Administration Agreement

The Company has entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of the Adviser whereby it pays separately for administrative services. The Administration Agreement provides for payments equal to the Company’s allocable portion of its Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and the salaries and benefits expenses of the Company’s chief financial officer, chief compliance officer, treasurer, internal counsel and their respective staffs. The Company’s allocable portion of administrative expenses is derived by multiplying the Administrator’s total allocable expenses by the percentage of the Company’s total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. The Company recorded fees to the Administrator on the consolidated statements of operations of $0.8 million and $0.7 million for the years ended March 31, 2011 and 2010, respectively.

Related Party Fees Due

Amounts due to related parties on the accompanying consolidated statements of assets and liabilities were as follows:

	As of March 31,
	2011	2010
Base management fee due to Adviser	$341	$16
Loan servicing fee due to Adviser	157	219
Incentive fee due to Adviser	—	486
Other	1	—

Total fees due to Adviser	$499	$721

Fee due to Administrator	$171	$149

Total related party fees due	$670	$870

NOTE 5.    BORROWINGS

Credit Facility

On April 14, 2009, the Company, through its wholly-owned subsidiary, Business Investment, entered into a second amended and restated credit agreement providing for a $50.0 million revolving line of credit (the “Credit Facility”) arranged by Branch Banking and Trust Company (“BB&T”) as administrative agent. Key Equipment Finance Inc. also joined the Credit Facility as a committed lender. In connection with entering into the Credit Facility, the Company borrowed $43.8 million under the Credit Facility to make a final payment in satisfaction of all unpaid principal and interest owed to Deutsche Bank AG under a prior line of credit. On April 13, 2010, the Company, through Business Investment, entered into a third amended and restated credit agreement providing for a $50.0 million, two year revolving line of credit, which extended the maturity date of the Credit Facility to April 13, 2012. If the Credit facility is not renewed or extended by April 13, 2012, all unpaid principal and interest will be due and payable within one year of the maturity date. Advances under the Credit Facility generally bear interest at the 30-day London Interbank Offered Rate (“LIBOR”) (subject to a minimum rate of 2.0%), plus 4.5% per annum, with a commitment fee of 0.50% per annum on undrawn amounts when advances outstanding are above 50.0% of the commitment and 1.0% on undrawn amounts if the advances outstanding are below 50.0% of the commitment. As of March 31, 2011, the Company had zero outstanding with approximately $33.9 million of availability under the Credit Facility. For the year ended March 31, 2011 and 2010, the Company had weighted average borrowings outstanding under the Credit Facility of $2.9 million and $25.8 million, respectively, with a corresponding weighted average effective interest rate of 22.7% and 7.6%, respectively.

Interest is payable monthly during the term of the Credit Facility. Available borrowings are subject to various constraints imposed under the Credit Facility, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with The Bank of New York Mellon Trust Company, N.A as custodian. BB&T is also the trustee of the account and once a month remits the collected funds to the Company.

The Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company’s credit and collection policies without the lenders’ consent. The Credit Facility also limits payments on distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2011 and 2012. The Company is also subject to certain limitations on the type of loan investments it can make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. The Credit Facility further requires the Company to comply with other financial and operational covenants, which obligate the Company to, among other things, maintain certain financial ratios, including asset and interest coverage, a minimum net worth, and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, the Company is subject to a performance guaranty that requires the Company to maintain (i) a minimum net worth of $155.0 million plus 50.0% of all equity and subordinated debt raised after April 13, 2010, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act, and (iii) its status as a BDC under the 1940 Act and as a RIC under the Code. As of March 31, 2011, the Company was in compliance with all covenants.

Short-Term Loan

Similar to what has been done at the close of several of the prior quarters; the Company purchased $40.0 million of short-term United States Treasury Bills (“T-Bills”) through Jefferies & Company, Inc. (“Jefferies”) on March 30, 2011. The T-Bills were purchased using $4.0 million from existing T-Bills for collateral and the proceeds from a $40.0 million short-term loan from Jefferies, with an effective annual interest rate of approximately 0.65%. On April 7, 2011, when the T-Bills matured, the Company repaid the $40.0 million loan from Jefferies.

Fair Value

The Company elected to apply ASC 825, “Financial Instruments,” specifically for the Credit Facility and short-term loan, which was consistent with its application of ASC 820 to its investments. The Company estimates the fair value of the Credit Facility using estimates of value provided by an independent third party and its own assumptions in the absence of observable market data, including estimated remaining life, credit party risk, current market yield and interest rate spreads of similar securities as of the measurement date. Due to the eight-day duration of the short-term loan, cost approximated fair value. As of March 31, 2011, all of the Company’s borrowings were valued using Level 3 inputs. The following tables present the Credit Facility and short-term loan carried at fair value as of March 31, 2011 and 2010, by caption on the accompanying Consolidated Statements of Assets and Liabilities for each of the applicable three levels of hierarchy established by ASC 820 and a roll-forward in the changes in fair value during the years ended March 31, 2011 and 2010:

	Level 3 - Borrowings
	Total Fair Value Reported in Consolidated Statements of Assets and Liabilities
	March 31, 2011	March 31, 2010
Short-Term Loan	$40,000	$75,000
Credit Facility	—	27,812

Total	$40,000	$102,812

	Short-Term Loan	Credit Facility	Total Fair Value Reported in Consolidated Statements of Assets and Liabilities
Year ended March 31, 2011:
Fair value at March 31, 2010	$75,000	$27,812	$102,812
Borrowings	207,401	24,000	231,401
Repayments	(242,401)	(51,800)	(294,201)
Net unrealized depreciation of Credit Facility(1)	—	(12)	(12)

Fair value at March 31, 2011	$40,000	$—	$40,000

Year ended March 31, 2010:
Fair value at March 31, 2009(2)	$—	$110,265	$110,265
Borrowings	290,000	107,500	397,500
Repayments	(215,000	(189,965)	(404,965)
Net unrealized appreciation of Credit Facility(1)	—	12	12

Fair value at March 31, 2010	$75,000	$27,812	$102,812

(1)	Included in Net unrealized appreciation (depreciation) of other on the accompanying Consolidated Statement of Operations for the year ended March 31, 2011.

(2)	ASC 825 was not adopted until the second quarter of fiscal year 2010; therefore, the Credit Facility is shown at its principal balance outstanding at March 31, 2009 in the table above.

The fair value of the collateral under the Credit Facility was approximately $146.3 million and $201.8 million at March 31, 2011 and 2010, respectively. The fair value of the collateral under the short-term loan was approximately $44.0 million and $85.0 million as of March 31, 2011 and 2010, respectively.

NOTE 6.    INTEREST RATE CAP AGREEMENTS

In May 2009, the Company cancelled its interest rate cap agreement with Deutsche Bank AG and entered into an interest rate cap agreement with BB&T that effectively limited the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. The interest rate cap had a notional amount of $45.0 million at a cost of approximately $39. At March 31, 2011, the interest rate cap agreement had a fair value of $0. The Company records changes in the fair value of the interest rate cap agreement quarterly based on the current market valuation at quarter end as unrealized depreciation or appreciation of other on the accompanying Consolidated Statement of Operations. The interest rate cap agreement expired in May 2011. The agreement provided that the Company’s interest rate or cost of funds on a portion of its borrowings was capped at 6.5% when LIBOR was in excess of 6.5%.

In April 2010, the Company entered into a forward interest rate cap agreement, effective May 2011 and expiring in May 2012, with BB&T for a notional amount of $45.0 million that will effectively limit the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. In conjunction with this agreement, the Company incurred a premium fee of approximately $41. The agreement provides that the Company’s interest rate or cost of funds on a portion of its borrowings will be capped at 6.0% when the LIBOR is in excess of 6.0%. At March 31, 2011, the interest rate cap agreement had a fair value of $4.

The use of a cap involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although the Company will not enter into any such agreements unless it believes that the other party to the transaction is creditworthy, the Company does bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

NOTE 7.    COMMON STOCK

As of March 31, 2011 and 2010, 100,000,000 shares of common stock, $0.001 par value per share, were authorized and 22,080,133 shares of common stock were outstanding.

Registration Statement

On July 21, 2009, the Company filed a registration statement on Form N-2 (Registration No. 333-160720) that was amended on October 2, 2009 and which the SEC declared effective on October 8, 2009. The Company filed a post-effective amendment to such registration statement on August 24, 2010, which the SEC declared effective on December 23, 2010. The registration statement permits the Company to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, or a combined offering of these securities.

NOTE 8.     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE

The following table sets forth the computation of basic and diluted net decrease in net assets resulting from operations per share for the years ended March 31, 2011 and 2010:

	Year Ended March 31,
	2011	2010
Numerator for basic and diluted net increase (decrease) in net assets resulting from operations per share	$16,439	$(11,071)
Denominator for basic and diluted weighted average shares	22,080,133	22,080,133

Basic and diluted net increase (decrease) in net assets resulting from operations per share	$0.74	$(0.50)

NOTE 9.    DISTRIBUTIONS

The Company’s Board of Directors declared the following monthly distributions per share for the fiscal years 2011 and 2010:

Declaration Date	Record Date	Payment Date	Distribution per Share
April 7, 2010	April 22, 2010	April 30, 2010	$0.04
April 7, 2010	May 20, 2010	May 28, 2010	0.04
April 7, 2010	June 22, 2010	June 30, 2010	0.04
July 7, 2010	July 22, 2010	July 30, 2010	0.04
July 7, 2010	August 23, 2010	August 31, 2010	0.04
July 7, 2010	September 22, 2010	September 30, 2010	0.04
October 5, 2010	October 21, 2010	October 29, 2010	0.04
October 5, 2010	November 19, 2010	November 30, 2010	0.04
October 5, 2010	December 23, 2010	December 31, 2010	0.04
January 11, 2011	January 21, 2011	January 31, 2011	0.04
January 11, 2011	February 21, 2011	February 28, 2011	0.04
January 11, 2011	March 21, 2011	March 31, 2011	0.04

		Total Fiscal Year 2011:	$0.48

Declaration Date	Record Date	Payment Date	Distribution per Share
April 16, 2009	April 27, 2009	May 8, 2009	$0.04
April 16, 2009	May 20, 2009	May 29, 2009	0.04
April 16, 2009	June 22, 2009	June 30, 2009	0.04
July 8, 2009	July 23, 2009	July 31, 2009	0.04
July 8, 2009	August 21, 2009	August 31, 2009	0.04
July 8, 2009	September 22, 2009	September 30, 2009	0.04
October 6, 2009	October 22, 2009	October 30, 2009	0.04
October 6, 2009	November 19, 2009	November 30, 2009	0.04
October 6, 2009	December 22, 2009	December 31, 2009	0.04
January 12, 2010	January 21, 2010	January 29, 2010	0.04
January 12, 2010	February 18, 2010	February 26, 2010	0.04
January 12, 2010	March 23, 2010	March 31, 2010	0.04

		Total Fiscal Year 2010:	$0.48

Aggregate distributions declared and paid for the years ended March 31, 2011 and 2010 were approximately $10.6 million, which were declared based on an estimate of taxable income for each of those fiscal years. Taxable income available for distribution exceeded distributions declared and paid for the year ended March 31, 2011. At year-end, the Company elected to treat a portion of the first distribution paid after year-end as having been paid in the prior year, in accordance with Section 855(a) of the Code. For the year ended March 31, 2010, distributions equaled taxable income available for distribution.

Distribution of Income and Gains

Taxable income of the Company is declared and distributed to stockholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Company if not distributed, and, therefore, generally will be distributed at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to items recognized as income for financial statement purposes and realized gains for tax purposes. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Company may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Company. Additionally, the following tables also include these adjustments for the years ended March 31, 2011 and March 31, 2010, respectively.

The Company’s components of net assets on a tax basis were as follows:

	Year Ended March 31,
	2011	2010
Capital loss carryforward	$(14,585)	$(43,507)
Undistributed ordinary income	495	—
Other temporary differences	(330)	—
Other	18	18
Net unrealized depreciation of investments	(43,907)	(20,710)
Net unrealized depreciation of other	(76)	(51)
Common stock	22	22
Paid-in-capital	257,192	257,206

Net assets	$198,829	$192,978

The Company intends to retain realized gains to the extent of available capital loss carryforwards. At March 31, 2011, the Company had $14,585 of capital loss carryforwards that expire in 2018.

For the years ended March 31, 2011 and 2010, the Company recorded the following adjustment for permanent book/tax differences to reflect tax character. The adjustment relates to the success fees received prior to January 1, 2011, which were treated as capital gains for tax purposes. Results of operations and net assets were not affected by this revision.

	Tax Year Ended March 31,
	2011	2010
Undistributed net investment income	$(5,433)	$—
Accumulated net realized loss	5,433	—

The tax character of distributions paid to stockholders by the Company is summarized as follows:

	Tax Year Ended March 31,
	2011	2010
Distributions from ordinary income	$10,598	$10,598
Distributions from return of capital	—	—

Total Distributions	$10,598	$10,598

NOTE 10.    FEDERAL AND STATE INCOME TAXES

The Company intends to continue to qualify for treatment as a RIC under subchapter M of the Code. As a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Company intends to distribute at least 90% of its ordinary income, and, as a result, no income tax provisions have been recorded. The Company may, but does not intend to, pay out a return of capital. The Company may also be subject to federal excise tax if it does not distribute at least 98% of its investment company taxable income in any calendar year and 98% of its capital gain net income in any calendar year. Under the RIC Modernization Act, for excise tax years beginning January 1, 2011, the minimum distribution requirement for capital gains income has been raised to 98.2%. The Company must also meet the asset diversification threshold under the Code’s rules applicable to a RIC, which is referred to herein as the 50% threshold. For each quarter end since June 30, 2009 (the “measurement dates”), the Company satisfied the 50% threshold through the purchase of short-term qualified securities, which was funded primarily through a short-term loan agreement. Subsequent to the measurement dates, the short-term qualified securities matured and the Company repaid the short-term loan, at which time the Company again fell below the 50% threshold. As of the date of this filing, the Company remains below the 50% threshold. Thus, while the Company currently qualifies as a RIC despite its current inability to meet the 50% threshold and potential inability to do so in the future, if the Company makes any additional investments before regaining compliance with the asset diversification test, its RIC status will be threatened. Failure to meet the 50% threshold alone will not result in loss of the Company’s RIC status in its current situation. In circumstances where the failure to meet the 50% threshold as of a quarterly measurement date is the result of fluctuations in the value of assets, including as a result of the sale of assets, as in the Company’s present situation, the Company is still deemed to have satisfied the asset diversification test and, therefore, maintain its RIC status, as long as it has not made any new investments, including additional investments in its existing portfolio companies (such as advances under outstanding lines of credit), since the time that it fell below the 50% threshold. If the Company makes an investment and does not regain compliance with the 50% threshold prior to the next quarterly measurement date following the investment, it would have thirty days to “cure” its failure of the asset diversification test to avoid a loss of RIC status.

Potential cures for failure of the asset diversification test include raising additional equity or debt capital or changing the composition of the Company’s assets, which could include full or partial divestitures of investments, such that the Company would once again meet or exceed the 50% threshold.

NOTE 11.    COMMITMENTS AND CONTINGENCIES

At March 31, 2011, the Company was not party to any signed commitments for potential investments. However, the Company has certain lines of credit with its portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and the Company expects many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent future cash requirements. The Company estimates the fair value of these unused line of credit commitments as of March 31, 2011 and March 31, 2010 to be nominal.

In November 2008, the Company executed a guaranty of a vehicle finance facility agreement (the “Finance Facility”) between Ford Motor Credit Company and ASH. The Finance Facility provides ASH with a line of credit of up to $0.8 million for component Ford parts used by ASH to build truck bodies under a separate contract. Title and ownership of the parts are retained by Ford. The guaranty of the Finance Facility will expire upon termination of the separate parts supply contract with Ford or upon replacement of the Company as guarantor. The Finance Facility is secured by all of the assets of Business Investment. As of March 31, 2011, the Company has not been required to make any payments on the guaranty of the Finance Facility, and the Company considers the credit risk to be remote and the fair value of the guaranty to be minimal.

In February 2010, the Company executed a guaranty of a wholesale financing facility agreement (the “Floor Plan Facility”) between Agricredit Acceptance, LLC (“Agricredit”) and Country Club Enterprises, LLC (“CCE”). The Floor Plan Facility provides CCE with financing of up to $2.0 million to bridge the time and cash flow gap between the order and delivery of golf cars to customers. The guaranty was renewed in February 2011 and expires in February 2012, unless it is renewed again by the Company, CCE and Agricredit. In connection with this guaranty and its subsequent renewal, the Company recorded aggregate premiums of $0.2 million from CCE. As of March 31, 2011, the Company has not been required to make any payments on the guaranty of the Floor Plan Facility, and the Company considers the credit risk to be remote and the fair value of the guaranty to be minimal.

In April 2010, the Company executed a guaranty of vendor recourse for up to $2.0 million in individual customer transactions (the “Recourse Facility”) between Wells Fargo Financial Leasing, Inc. and CCE. The Recourse Facility provides CCE with the ability to provide vendor recourse up to a limit of $2.0 million on transactions with long-time customers who lack the financial history to qualify for third party financing. In connection with this guaranty, the Company received a premium of $0.1 million from CCE. As of March 31, 2011, the Company has not been required to make any payments on the guaranty of the Recourse Facility, and the Company considers the credit risk to be remote and the fair value of the guaranty to be minimal.

NOTE 12.    FINANCIAL HIGHLIGHTS

	Year Ended March 31,
	2011	2010	2009
Per Share Data(1)
Net asset value at beginning of year	$8.74	$9.73	$12.47
Income from investment operations:
Net investment income(2)	0.73	0.48	0.62
Realized gain (loss) on sale of investments(2)	1.06	(1.63)	(0.23)
Net unrealized (depreciation) appreciation of investments(2)	(1.05)	0.65	(0.92)

Total from investment operations	0.74	(0.50)	(0.53)
Distributions from:
Net investment income	(0.48)	(0.48)	(0.62)
Tax return on capital	—	—	(0.34)

Total distributions(3)	(0.48)	(0.48)	(0.96)
Effect of shelf offering:
Shelf registration offering costs	—	(0.01)	(0.03)
Effect on distribution of rights offering after record date(4)	—	—	(1.22)

Total effect of shelf offering	—	(0.01)	(1.25)

Net asset value at end of year	$9.00	$8.74	$9.73

Per share market value at beginning of year	$6.01	$3.67	$9.32
Per share market value at end of year	7.76	5.98	3.82
Total return(5)	38.56%	79.80%	(51.65)%
Shares outstanding at end of year	22,080,133	22,080,133	22,080,133

	Year Ended March 31,
	2011	2010	2009
Statement of Assets and Liabilities Data:
Net assets at end of year	$198,829	$192,978	$214,802
Average net assets(6)	192,893	191,112	230,738
Senior Securities Data:
Total borrowings	$40,000	$102,812	$110,265
Asset coverage ratio(7)	534%	281%	293%
Average coverage per unit(8)	$5,344	$2,814	$2,930
Ratios/Supplemental Data:
Ratio of expenses to average net assets(9)(10)	5.48%	5.76%	6.46%
Ratio of net expenses to average net assets(9)(11)(12)	5.13%	5.33%	5.38%
Ratio of net investment income to average net assets(9)(13)	8.38%	5.55%	5.80%

(1)	Based on actual shares outstanding at the end of the corresponding period.

(2)	Based on weighted average basic per share data.

(3)

Distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under accounting principles generally accepted in the United States of America.

(4)	The effect of distributions from the stock rights offering after the record date represents the effect on net asset value of issuing additional shares after the record date of a distribution.

(5)

Total return equals the change in the market value of the Company’s common stock from the beginning of the period, taking into account dividends reinvested in accordance with the terms of the Company’s dividend reinvestment plan.

(6)	Calculated using the average of the balance of net assets at the end of each month of the reporting period.

(7)

As a business development company, the Company is generally required to maintain an asset coverage ratio of at least 200% of total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to total borrowings and guaranty commitments. Asset coverage ratio is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(8)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.

(9)	Amounts are annualized.

(10)	Ratio of expenses to average net assets is computed using expenses before credits from the Adviser.

(11)	Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.

(12)

Had the Company not received any voluntary waivers of fees due to the Adviser, the ratio of net expenses to average net assets would have been 5.14%, 5.54% and 6.08% for the fiscal years ended March 31, 2011, 2010 and 2009, respectively.

(13)

Had the Company not received any voluntary waivers of fees due to the Adviser, the ratio of net investment income to average net assets would have been 8.38%, 5.34% and 5.10% for the fiscal years ended March 31, 2011, 2010 and 2009, respectively.

NOTE 13.    SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended March 31, 2011
	Quarter Ended June 30, 2010	Quarter Ended September 30, 2010	Quarter Ended December 31, 2010	Quarter Ended March 31, 2011
Total investment income	$7,248	$4,301	$10,737	$3,778
Net investment income	4,207	2,441	7,591	1,932
Net increase (decrease) in net assets resulting from operations	5,368	(6,859)	15,135	2,795
Net increase (decrease) in net assets resulting from operations per weighted average common share (basic & diluted)	$0.24	$(0.31)	$0.68	$0.13

	Year Ended March 31, 2010
	Quarter Ended June 30, 2009	Quarter Ended September 30, 2009	Quarter Ended December 31, 2009	Quarter Ended March 31, 2010
Total investment income	$5,169	$4,943	$5,921	$4,752
Net investment income	2,445	2,371	3,073	2,709
Net (decrease) increase in net assets resulting from operations	(9,190)	(18,090)	(4,420)	20,629
Net (decrease) increase in net assets resulting from operations per weighted average common share (basic & diluted)	$(0.42)	$(0.82)	$(0.20)	$0.93

NOTE 14.    SUBSEQUENT EVENTS

Portfolio Activity

During April and May 2011, the Company executed the following transactions:

•	In April 2011, the Company recapitalized its investment in Cavert in which the Company received gross cash proceeds of $5.6 million from the sale of its common equity, resulting in a realized gain of

$5.5 million, $2.3 million in a partial redemption of its preferred stock and $0.7 million in preferred dividends. At the same time, the Company invested $5.7 million in new subordinated debt in Cavert. Cavert will be reclassified from a Control investment to an Affiliate investment during the three months ending June 30, 2011.

•

In April 2011, the Company invested $16.4 million in a new Control investment, Mitchell Rubber Products, Inc. (“Mitchell”), consisting of subordinated debt and preferred and common equity. Mitchell, headquartered in Mira Loma, California, develops, mixes and molds rubber compounds for specialized applications in the non-tire rubber market.

•

In May 2011, the Company received full repayment of its senior syndicated loan to Fifth Third Processing Solutions, LLC. As of March 31, 2011, both fair value and cost approximated net proceeds received of $0.5 million.

Short-Term Loan

On March 30, 2011, the Company purchased $40.0 million of T-Bills through Jefferies. The T-Bills were purchased using $4.0 million from existing T-Bills for collateral and the proceeds from a $40.0 million short-term loan from Jefferies, with an effective annual interest rate of approximately 0.65%. On April 7, 2011, when the T-Bills matured, the Company repaid the $40.0 million loan from Jefferies.

Distributions

On April 12, 2011, the Company’s Board of Directors increased the monthly distribution to stockholders by 12.5% and declared the following monthly distributions:

Record Date	Payment Date	Distribution per Share
April 22, 2011	April 29, 2011	$0.045
May 20, 2011	May 31, 2011	0.045
June 20, 2011	June 30, 2011	0.045

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	June 30,	March 31,
	2011	2011
ASSETS
Investments at fair value
Control investments (Cost of $139,913 and $136,306, respectively)	$99,717	$104,062
Affiliate investments (Cost of $59,186 and $45,145, respectively)	50,676	34,556
Non-Control/Non-Affiliate investments (Cost of $15,155 and $15,741, respectively)	14,902	14,667

Total investments (Cost of $214,254 and $197,192, respectively)	165,295	153,285
Cash and cash equivalents	68,858	80,580
Restricted cash	4,430	4,499
Interest receivable	782	737
Due from custodian	1,626	859
Deferred financing fees	340	373
Prepaid assets	268	224
Other assets	533	552

TOTAL ASSETS	$242,132	$241,109

LIABILITIES
Borrowings at fair value
Short-term loan (Cost of $40,000)	$40,000	$40,000
Credit Facility (Cost of $0)	—	—

Total borrowings (Cost of $40,000)	40,000	40,000
Accounts payable and accrued expenses	384	201
Fees due to Adviser(A)	308	499
Fee due to Administrator(A)	151	171
Other liabilities	1,254	1,409

TOTAL LIABILITIES	42,097	42,280

NET ASSETS	$200,035	$198,829

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value per share, 100,000,000 shares authorized, 22,080,133 shares issued and outstanding at June 30, 2011 and March 31, 2011	$22	$22
Capital in excess of par value	257,190	257,192
Net unrealized depreciation of investment portfolio	(48,959)	(43,907)
Net unrealized depreciation of other	(37)	(76)
Undistributed net investment income	684	165
Accumulated net realized losses	(8,865)	(14,567)

TOTAL NET ASSETS	$200,035	$198,829

NET ASSETS PER SHARE	$9.06	$9.00

(A)     Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended June 30,
	2011	2010
INVESTMENT INCOME
Interest income
Control investments	$2,634	$3,019
Affiliate investments	1,368	1,082
Non-Control/Non-Affiliate investments	405	405
Cash and cash equivalents	4	1

Total interest income	4,411	4,507
Other income
Control investments	835	2,741
Non-Control/Non-Affiliate investments	16	—

Total other income	851	2,741

Total investment income	5,262	7,248

EXPENSES
Loan servicing fee(A)	677	824
Base management fee(A)	331	200
Incentive fee(A)	19	1,052
Administration fee(A)	151	178
Interest expense	132	274
Amortization of deferred financing fees	108	164
Professional fees	209	124
Stockholder related costs	126	104
Other expenses	224	240

Expenses before credits from Adviser	1,977	3,160
Credits to fees from Adviser(A)	(215)	(119)

Total expenses net of credits to fees	1,762	3,041

NET INVESTMENT INCOME	3,500	4,207

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on sale of investments	5,739	16,976
Net realized loss on other	(39)	—
Net unrealized depreciation of investment portfolio	(5,052)	(15,798)
Net unrealized appreciation (depreciation) of other	39	(17)

Net gain on investments and other	687	1,161

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,187	$5,368

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE
Basic and diluted	$0.19	$0.24

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING
Basic and diluted	22,080,133	22,080,133

(A)     Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

	Three Months Ended June 30,
	2011	2010
Operations:
Net investment income	$3,500	$4,207
Net realized gain on sale of investments	5,739	16,976
Net realized loss on other	(39)	—
Net unrealized depreciation of investment portfolio	(5,052)	(15,798)
Net unrealized appreciation (depreciation) of other	39	(17)

Net increase in net assets from operations	4,187	5,368

Capital transactions:
Shelf offering registration costs, net	—	10

Distributions:
Distributions to stockholders	(2,981)	(2,650)

Total increase in net assets	1,206	2,728

Net assets at beginning of period	198,829	192,978

Net assets at end of period	$200,035	$195,706

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

	Three Months Ended June 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$4,187	$5,368
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(22,459)	(1,354)
Principal repayments of investments	3,067	39,585
Proceeds from sales of investments	8,069	21,474
Net realized gain on sales of investments	(5,739)	(16,976)
Net realized loss on other	39	—
Net unrealized depreciation of investment portfolio	5,052	15,798
Net unrealized (appreciation) depreciation of other	(39)	17
Net amortization of premiums and discounts	—	2
Amortization of deferred financing fees	108	164
Decrease in restricted cash	69	—
(Increase) decrease in interest receivable	(45)	392
Increase in due from custodian	(767)	(16,427)
Increase in prepaid assets	(44)	(40)
Decrease (increase) in other assets	19	(4,008)
Increase in accounts payable and accrued expenses	183	198
(Decrease) increase in fees due to Adviser(A)	(191)	1,090
(Decrease) increase in administration fee payable to Administrator(A)	(20)	29
(Decrease) increase in other liabilities	(155)	1,019
Net cash (used in) provided by operating activities	(8,666)	46,331

CASH FLOWS FROM FINANCING ACTIVITIES
Shelf offering registration proceeds	—	10
Proceeds from short-term borrowings	40,000	75,000
Repayments on short-term borrowings	(40,000)	(75,000)
Borrowings from Credit Facility	—	16,000
Repayments on Credit Facility	—	(27,300)
Purchase of derivatives	—	(41)
Deferred financing fees	(75)	(749)
Distributions paid	(2,981)	(2,650)
Net cash used in financing activities	(3,056)	(14,730)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(11,722)	31,601
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	80,580	87,717

CASH AND CASH EQUIVALENTS, END OF PERIOD	$68,858	$119,318

NON-CASH ACTIVITIES(B)	$6	$515

(A)	Refer to Note 4—Related Party Transactions for additional information.

(B)	2011: Non-cash activities represent paid in-kind income from the Company’s syndicated loan to Survey Sampling, LLC.

2010: Non-cash activities represent real property distributed to shareholders of A. Stucki Holding Corp. prior to its sale in June 2010. This property is included in the Company’s Schedule of Investments under Neville Limited at June 30 and March 31, 2011, and its fair value was recognized as other income on the Company’s Statement of Operations during the three months ended June 30, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS

JUNE 30, 2011

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS:
Acme Cryogenics, Inc.	Manufacturing — manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5%, Due 3/2012)	$14,500	$14,500	$14,500
		Preferred Stock (898,814 shares)(D)(G)		6,984	8,019
		Common Stock (418,072 shares)(D)(G)		1,045	—
		Common Stock Warrants (452,683 shares)(D)(G)		25	—

				22,554	22,519
ASH Holdings Corp.	Retail and Service — school buses and parts	Revolving Credit Facility, $342 available (5.0%, Due 3/2013)(H)	3,658	3,616	—
		Senior Subordinated Term Debt (4.0%, Due 3/2013)(H)	6,250	6,060	—
		Preferred Stock (2,500 shares)(D)(G)		2,500	—
		Common Stock (1 share) (D)(G)		—	—
		Common Stock Warrants (73,599 shares)(D)(G)		4	—
		Guaranty ($750)

				12,180	—
Country Club Enterprises, LLC	Service — golf cart distribution	Senior Subordinated Term Debt (16.3%, Due 11/2014)(E)	8,000	8,000	2,400
		Preferred Stock (2,380,000 shares)(D)(G)		3,725	—
		Guaranty ($3,914)

				11,725	2,400
Galaxy Tool Holding Corp.	Manufacturing — aerospace and plastics	Senior Subordinated Term Debt (13.5%, Due 8/2013)	5,220	5,220	5,220
		Preferred Stock (4,111,907 shares)(D)(G)		19,658	1,195
		Common Stock (48,093 shares)(D)(G)		48	—

				24,926	6,415
Mathey Investments, Inc.	Manufacturing — pipe-cutting and pipe-fitting equipment	Revolving Credit Facility, $1,750 available (10.0%, Due 3/2012)	—	—	—
		Senior Term Debt (10.0%, Due 3/2013)(E)	2,375	2,375	2,342
		Senior Term Debt (12.0%, Due 3/2014)(E)	3,727	3,727	3,639
		Senior Term Debt (2.5%, Due 3/2014)(E)(F)	3,500	3,500	3,417
		Common Stock (37 shares)(D)(G)		500	—
		Common Stock Warrants (21 shares)(D)(G)		277	—

				10,379	9,398
Mitchell Rubber Products, Inc.	Manufacturing — rubber compounds	Subordinated Term Debt (13.0%, Due 10/2016)(E)	13,560	13,560	13,509
		Preferred Stock (27,900 shares)(D)(G)(J)		2,790	2,790
		Common Stock (27,900 shares)(D)(G)(J)		28	28

				16,378	16,327
Neville Limited	Real Estate — investments	Common Stock (100 shares)(D)(G)		610	516

				610	516
Precision Southeast, Inc.	Manufacturing — injection molding and plastics	Revolving Credit Facility, $451 available (7.5%, Due 12/2011)	549	549	549
		Senior Term Debt (14.0%, Due 12/2015)	7,775	7,775	7,775
		Preferred Stock (19,091 shares)(D)(G)		1,909	1,901
		Common Stock (90,909 shares)(D)(G)		91	—

				10,324	10,225
Tread Corp.	Manufacturing — storage and transport equipment	Senior Subordinated Term Debt (12.5%, Due 5/2013)(E)	5,000	5,000	4,925
		Preferred Stock (832,765 shares)(D)(G)		833	929
		Common Stock (129,067 shares)(D)(G)		1	86
		Common Stock Warrants (1,022,727 shares)(D)(G)		3	656

				5,837	6,596
Venyu Solutions, Inc.	Service — online servicing suite	Senior Subordinated Term Debt (11.3%, Due 10/2015)	7,000	7,000	7,000
		Senior Subordinated Term Debt (14.0%, Due 10/2015)	12,000	12,000	12,000
		Preferred Stock (5,400 shares)(D)(G)		6,000	6,321

				25,000	25,321

Total Control Investments (represented 60.3% of total investments at fair value)				$139,913	$99,717

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

JUNE 30, 2011 (DOLLAR AMOUNTS IN THOUSANDS) (UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
AFFILIATE INVESTMENTS:
Cavert II Holding Corp.(I)	Manufacturing — bailing wire	Senior Term Debt (10.0%, Due 4/2016)(E)(F)	$2,150	$2,150	$2,161
		Senior Subordinated Term Debt (13.0%, Due 4/2016)(E)	4,671	4,671	4,688
		Subordinated Term Debt (11.8%, Due 4/2016)(E)	5,700	5,700	5,700
		Preferred Stock (18,446 shares)(G)		1,844	2,451

				14,365	15,000
Danco Acquisition Corp.	Manufacturing — machining and sheet metal work	Revolving Credit Facility, $400 available (10.0%, Due 10/2011)(E)	1,100	1,100	1,078
		Senior Term Debt (10.0%, Due 10/2012)(E)	2,925	2,925	2,867
		Senior Term Debt (12.5%, Due 4/2013)(E)(F)	8,938	8,938	8,714
		Preferred Stock (25 shares)(D)(G)		2,500	—
		Common Stock Warrants (420 shares)(D)(G)		2	—

				15,465	12,659
Noble Logistics, Inc.	Service — aftermarket auto parts delivery	Senior Term Debt (9.2%, Due 12/2012)(E)	7,227	7,227	5,240
		Senior Term Debt (10.5%, Due 12/2012)(E)	3,650	3,650	2,646
		Senior Term Debt (10.5%, Due 12/2012)(E)(F)	3,650	3,650	2,646
		Preferred Stock (1,075,000 shares)(D)(G)		1,750	3,529
		Common Stock (1,682,444 shares)(D)(G)		1,682	104

				17,959	14,165
Quench Holdings Corp.	Service — sales, installation and service of water coolers	Senior Subordinated Term Debt (10.0%, Due 8/2013)(E)	8,000	8,000	5,920
		Preferred Stock (388 shares)(D)(G)		2,950	2,932
		Common Stock (35,242 shares)(D)(G)		447	—

				11,397	8,852

Total Affiliate Investments (represented 30.7% of total investments at fair value)				$59,186	$50,676

NON-CONTROL/NON-AFFILIATE INVESTMENTS:
Syndicated Loans:
Survey Sampling, LLC	Service — telecommunications- based sampling	Senior Term Debt (10.9%, Due 12/2012)(K)	$2,293	$2,294	$2,293

Subtotal — Syndicated Loans				2,294	2,293

Non-syndicated Loans:
American Greetings Corporation	Manufacturing and design — greeting cards	Senior Notes (7.4%, Due 6/2016)(C)	3,043	3,043	3,155

B-Dry, LLC	Service —basement waterproofer	Senior Term Debt (11.0%, Due 5/2014)(E)	6,528	6,528	6,455
		Senior Term Debt (11.5%, Due 5/2014)(E)	2,990	2,990	2,956
		Common Stock Warrants (55 shares)(D)(G)		300	43

				9,818	9,454

Total Non-Control/Non-Affiliate Investments (represented 9.0% of total investments at fair value)				$15,155	$14,902

TOTAL INVESTMENTS				$214,254	$165,295

(A)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(B)	Percentages represent the weighted average interest rates in effect at June 30, 2011, and due dates represent the contractual maturity date.

(C)	Valued based on the indicative bid price on or near June 30, 2011, offered by the respective syndication agent’s trading desk or secondary desk.

(D)	Security is non-income producing.

(E)	Fair value based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. at June 30, 2011.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

JUNE 30, 2011 (DOLLAR AMOUNTS IN THOUSANDS) (UNAUDITED)

(F)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt and before the senior subordinated debt.

(G)

Aggregates all shares of such class of stock owned by the Company without regard to specific series owned within such class, some series of which may or may not be voting shares or aggregates all warrants to purchase shares of such class of stock owned by the Company without regard to specific series of such class of stock such warrants allow the Company to purchase.

(H)	Debt security is on non-accrual.

(I)

In April 2011, the Company sold its common equity investment, received partial redemption of its preferred stock and invested new subordinated debt in Cavert as part of a recapitalization. As a result of the recapitalization, Cavert has been reclassified as an Affiliate investment during the three months ended June 30, 2011.

(J)

New proprietary portfolio investment valued at cost, as it was determined that the price paid by the Company through an orderly transaction during the current quarter best represents fair value as of June 30, 2011.

(K)	Security was paid off, at par, subsequent to June 30, 2011, and was valued based on the payoff.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS MARCH 31, 2011 (DOLLAR AMOUNTS IN THOUSANDS) (UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS:
Acme Cryogenics, Inc.	Manufacturing —manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5%, Due 3/2012)	$14,500	$14,500	$14,500
		Senior Subordinated Term Debt (12.5%, Due 12/2011)	415	415	415
		Preferred Stock (898,814 shares)(D)(G)		6,984	4,991
		Common Stock (418,072 shares)(D)(G)		1,045	—
		Common Stock Warrants (452,683 shares)(D)(G)		24	—

				22,968	19,906
ASH Holdings Corp.	Retail and Service — school buses and parts	Revolving Credit Facility, $717 available (3.0%, Due 3/2013)(L)	3,283	3,241	—
		Senior Subordinated Term Debt (2.0%, Due 3/2013)(L)	6,250	6,060	—
		Preferred Stock (2,500 shares)(D)(G)		2,500	—
		Common Stock (1 share) (D)(G)		—	—
		Common Stock Warrants (73,599 shares)(D)(G)		4	—
		Guaranty ($750)

				11,805	—
Cavert II Holding Corp.(J)	Manufacturing — bailing wire	Senior Term Debt (10.0%, Due 10/2012)(F)	2,650	2,650	2,650
		Senior Subordinated Term Debt (13.0%, Due 10/2014)	4,671	4,671	4,671
		Preferred Stock (41,102 shares)(D)(G)		4,110	5,354
		Common Stock (69,126 shares)(D)(G)		69	5,577

				11,500	18,252
Country Club Enterprises, LLC	Service — golf cart distribution	Senior Subordinated Term Debt (16.3%, Due 11/2014)(E)	8,000	8,000	7,560
		Preferred Stock (2,380,000 shares)(D)(G)		3,725	—
		Guaranty ($3,914)

				11,725	7,560
Galaxy Tool Holding Corp.	Manufacturing — aerospace and plastics	Senior Subordinated Term Debt (13.5%, Due 8/2013)	5,220	5,220	5,220
		Preferred Stock (4,111,907 shares)(D)(G)		19,658	1,439
		Common Stock (48,093 shares)(D)(G)		48	—

				24,926	6,659
Mathey Investments, Inc.	Manufacturing — pipe-cutting and pipe-fitting equipment	Revolving Credit Facility, $718 available (10.0%, Due 3/2012)(E)	1,032	1,032	1,022
		Senior Term Debt (10.0%, Due 3/2013)(E)	2,375	2,375	2,345
		Senior Term Debt (12.0%, Due 3/2014)(E)	3,727	3,727	3,643
		Senior Term Debt (2.5%, Due 3/2014)(E)(F)	3,500	3,500	3,421
		Common Stock (37 shares)(D)(G)		500	—
		Common Stock Warrants (21 shares)(D)(G)		277	—

				11,411	10,431
Neville Limited (I)	Real Estate — investments	Common Stock (100 shares)(D)(G)		610	534

				610	534
Precision Southeast, Inc.	Manufacturing — injection molding and plastics	Revolving Credit Facility, $251 available (7.5%, Due 12/2011)	749	749	749
		Senior Term Debt (14.0%, Due 12/2015)	7,775	7,775	7,775
		Preferred Stock (19,091 shares)(D)(G)		1,909	1,948
		Common Stock (90,909 shares)(D)(G)		91	305

				10,524	10,777

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

MARCH 31, 2011

(DOLLAR AMOUNTS IN THOUSANDS) (UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Tread Corp.(H)	Manufacturing — storage and transport equipment	Senior Subordinated Term Debt (12.5%, Due 5/2013)(E)	5,000	5,000	4,931
		Preferred Stock (832,765 shares)(D)(G)		833	—
		Common Stock (129,067 shares)(D)(G)		1	—
		Common Stock Warrants (1,022,727 shares)(D)(G)		3	—

				5,837	4,931
Venyu Solutions, Inc.	Service — online servicing suite	Senior Subordinated Term Debt (11.3%, Due 10/2015)	7,000	7,000	7,000
		Senior Subordinated Term Debt (14.0%, Due 10/2015)	12,000	12,000	12,000
		Preferred Stock (5,400 shares)(D)(G)		6,000	6,012

				25,000	25,012

Total Control Investments (represented 67.9% of total investments at fair value)				$136,306	$104,062

AFFILIATE INVESTMENTS:
Danco Acquisition Corp.	Manufacturing — machining and sheet metal work	Revolving Credit Facility, $400 available (10.0%, Due 10/2011)(E)	$1,100	$1,100	$1,084
		Senior Term Debt (10.0%, Due 10/2012)(E)	2,925	2,925	2,881
		Senior Term Debt (12.5%, Due 4/2013)(E)	8,961	8,961	8,781
		Preferred Stock (25 shares)(D)(G)		2,500	—
		Common Stock Warrants (420 shares)(D)(G)		2	—

				15,488	12,746
Noble Logistics, Inc.	Service — aftermarket auto parts delivery	Revolving Credit Facility, $300 available (4.3%, Due 6/2011)(E)	300	300	206
		Senior Term Debt (9.2%, Due 12/2012)(E)	7,227	7,227	4,951
		Senior Term Debt (10.5%, Due 12/2012)(E)	3,650	3,650	2,500
		Senior Term Debt (10.5%, Due 12/2012)(E)(F)	3,650	3,650	2,500
		Preferred Stock (1,075,000 shares)(D)(G)		1,750	3,026
		Common Stock (1,682,444 shares)(D)(G)		1,683	—

				18,260	13,183
Quench Holdings Corp.	Service — sales, installation and service of water coolers	Senior Subordinated Term Debt (10.0%, Due 8/2013)(E)	8,000	8,000	6,000
		Preferred Stock (388 shares)(D)(G)		2,950	2,627
		Common Stock (35,242 shares)(D)(G)		447	—

				11,397	8,627

Total Affiliate Investments (represented 22.5% of total investments at fair value)				$45,145	$34,556

NON-CONTROL/NON-AFFILIATE INVESTMENTS:

Syndicated Loans:
Fifth Third Processing Solutions, LLC(K)	Service — electronic payment processing	Senior Subordinated Term Debt (8.3%, Due 11/2017)(C)	$500	$495	$509
Survey Sampling, LLC	Service — telecommunications-based sampling	Senior Term Debt (10.7%, Due 12/2012)(C)	2,306	2,308	1,499

Subtotal — Syndicated Loans				2,803	2,008

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

MARCH 31, 2011

(DOLLAR AMOUNTS IN THOUSANDS) (UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value

Non-syndicated Loans:
American Greetings Corporation	Manufacturing and design — greeting cards	Senior Notes (7.4%, Due 6/2016)(C)	3,043	3,043	3,073

B-Dry, LLC	Service — basement waterproofer	Senior Term Debt (11.0%, Due 5/2014)(E)	6,545	6,545	6,512
		Senior Term Debt (11.5%, Due 5/2014)(E)	3,050	3,050	3,035
		Common Stock Warrants (55 shares)(D)(G)		300	39

				9,895	9,586

Total Non-Control/Non-Affiliate Investments (represented 9.6% of total investments at fair value)				$15,741	$14,667

TOTAL INVESTMENTS				$197,192	$153,285

(A)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(B)	Percentages represent the weighted average interest rates in effect at March 31, 2011, and due dates represent the contractual maturity date.

(C)	Valued based on the indicative bid price on or near March 31, 2011, offered by the respective syndication agent’s trading desk or secondary desk.

(D)	Security is non-income producing.

(E)	Fair value based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. at March 31, 2011.

(F)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt and before the senior subordinated debt.

(G)

Aggregates all shares of such class of stock owned by the Company without regard to specific series owned within such class, some series of which may or may not be voting shares or aggregates all warrants to purchase shares of such class of stock owned by the Company without regard to specific series of such class of stock such warrants allow the Company to purchase.

(H)

In June 2010, an additional equity investment increased the Company’s fully-diluted ownership above 25%, resulting in the investment being reclassified as Control during the quarter ended June 30, 2010.

(I)	In July 2010, Gladstone Neville Corp. changed its name to Neville Limited.

(J)

In April 2011, the Company sold its common equity investment, received partial redemption of its preferred stock and invested new subordinated debt in Cavert II Holding Corp. as part of a recapitalization.

(K)	In May 2011, the Company received full repayment of its senior subordinated term debt investment in Fifth Third Processing Solutions, LLC.

(L)	Debt security is on non-accrual.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

JUNE 30, 2011

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1.    ORGANIZATION

Gladstone Investment Corporation (the “Company”) was incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005, and completed an initial public offering on June 22, 2005. The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to achieve a high level of current income and capital gains by investing in debt and equity securities of established private businesses.

Gladstone Business Investment, LLC (“Business Investment”), a wholly-owned subsidiary of the Company, was established on August 11, 2006 for the sole purpose of owning the Company’s portfolio of investments in connection with its line of credit. The financial statements of Business Investment are consolidated with those of the Company.

The Company is externally managed by Gladstone Management Corporation (the “Adviser”), an affiliate of the Company.

NOTE 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

Interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. The accompanying condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated. Under Article 6 of Regulation S-X under the Securities Act, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, the Company is not permitted to consolidate any portfolio company investments, including those in which the Company has a controlling interest. In the opinion of the Company’s management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The results of operations for the three months ended June 30, 2011 are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended March 31, 2011, as filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2011.

The fiscal year-end Condensed Consolidated Statement of Assets and Liabilities was derived from audited financial statements but does not include all disclosures required by GAAP.

Investment Valuation Policy

The Company carries its investments at fair value to the extent that market quotations are readily available and reliable and otherwise at fair value as determined in good faith by the Company’s board of directors (the “Board of Directors”). In determining the fair value of the Company’s investments, the Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by the Board of Directors, and each quarter the Board of Directors reviews whether the Adviser has applied the Policy consistently and votes whether to accept the recommended valuation of the Company’s investment portfolio.

The Company uses generally accepted valuation techniques to value its portfolio unless the Company has specific information about the value of an investment to determine otherwise. From time to time, the Company may accept an appraisal of a business in which the Company holds securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scope used to value the Company’s investments. When these specific third-party appraisals are sought, the Company uses estimates of value delineated in such appraisals and its own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value the investment the Company has in that business.

The Policy, summarized below, applies to publicly-traded securities, securities for which a limited market exists and securities for which no market exists.

Publicly-traded securities: The Company determines the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that the Company owns restricted securities that are not freely tradable, but for which a public market otherwise exists, the Company will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature.

Securities for which a limited market exists: The Company values securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price. In valuing these assets, the Company assesses trading activity in an asset class and evaluates variances in prices and other market insights to determine if any available quote prices are reliable. If the Company concludes that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if a firm bid price is unavailable, the Company bases the value of the security upon the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that the Company uses the IBP as a basis for valuing the security, the Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

In the event these limited markets become illiquid to a degree that market prices are no longer readily available, the Company will value its syndicated loans using alternative methods, such as estimated net present values of the future cash flows, or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, an alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, the Company considers multiple inputs, such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, the Company develops a modified discount rate approach that incorporates risk premiums including, among other things, increased probability of default, or higher loss given default or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what the Company believes a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. The Company will apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

As of June 30, 2011, the Company assessed trading activity in its syndicated assets and determined that there continued to be market liquidity and a secondary market for these assets. Thus either firm bid prices, or IBPs, were used to fair value the Company’s syndicated assets as of June 30, 2011, except for Survey Sampling, LLC, which paid off, at par, subsequent to June 30, 2011, and was valued based on the payoff.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into three categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities and (C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities.

(A)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly traded on an established securities market, or for which a limited market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies in which the Company has no equity, or equity-like securities, are fair valued in accordance with the terms of the Policy, which utilizes opinions of value submitted to the Company by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”). The Company may also submit paid in-kind (“PIK”) interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received.

(B)	Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for the Company’s Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity or other equity-like securities) that are purchased together as part of a package, where the Company has control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale or recapitalization of the portfolio company. In accordance with ASC 820, the Company applies the in-use premise of value, which assumes the debt and equity securities are sold together. Under this liquidity waterfall approach, the Company first calculates the TEV of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly traded securities and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, the Company may reference industry statistics and use outside experts. Once the Company has estimated the TEV of the issuer, the Company will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities (which include the debt securities) have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that the Company use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(C)

Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities: The Company values Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which the Company does not control or cannot gain control as of the measurement date, using a hypothetical secondary market as the Company’s principal market. In accordance with ASC 820, the Company determines its fair value of these debt securities of non-control investments assuming the sale of an individual debt security using the in-exchange premise of value. As such, the Company estimates the fair value of the debt component using estimates of value provided by SPSE and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which the Company does not control or cannot gain control as of the measurement date, the Company estimates the fair value of the equity using the in-exchange premise of value based on factors such as the overall value of the issuer, the relative fair value of other units of account including debt, or other relative value approaches. Consideration is also given to capital structure and other contractual obligations that may impact the fair value of the equity. Further, the Company may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or its own assumptions in the absence of other observable market data and may also employ DCF valuation techniques.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed. Furthermore, such differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Refer to Note 3 below for additional information regarding fair value measurements and the Company’s adoption of ASC 820.

Investment Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs, the accretion of discounts and the amortization of amendment fees, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if the Company’s qualitative assessment indicates that the debtor is unable to service its debt or other obligations, the Company will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, the Company remains contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At June 30 and March 31, 2011, one Control investment, ASH Holdings Corp. (“ASH”), was on non-accrual with a fair value of $0.

The Company has one loan in its portfolio which contains a PIK provision. The PIK interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash. The Company recorded PIK income of $6 for the three months ended June 30, 2011. No PIK interest was recorded during the prior year period.

The Company records success fees upon receipt. Success fees are contractually due upon a change of control in a portfolio company and are recorded in Other income in the accompanying Condensed Consolidated Statements of Operations. The Company recorded $0.1 million of success fees during the three months ended June 30, 2011, representing a prepayment received from Mathey Investments, Inc. (“Mathey”). During the quarter ended June 30, 2010, the Company recorded success fees of $2.0 million in connection with the exit and payoff of A. Stucki Holding Corp. (“A. Stucki”).

Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and if the Company has the option to collect such amounts in cash and is recorded in Other income in the accompanying Condensed Consolidated Statements of Operations. During the three months ended June 30, 2011, the Company recorded and collected $0.7 million of dividends accrued on preferred shares of Cavert II Holdings Corp. (“Cavert”) in connection with the recapitalization of Cavert. During the three months ended June 30, 2010, the Company recorded and collected $0.3 million of dividends on preferred shares of A. Stucki and accrued and received a special dividend of property valued at $0.5 million in connection with the A. Stucki sale.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs,” (“ASU 2011-04”) which results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The Company is currently assessing the potential impact that the adoption of ASU 2011-04 may have on the Company’s financial position and results of operations.

NOTE 3.     INVESTMENTS

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers and

•

Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based upon the best available information.

As of June 30 and March 31, 2011, all of the Company’s investments were valued using Level 3 inputs.

The following table presents the financial assets carried at fair value as of June 30, 2011, by caption on the accompanying Condensed Consolidated Statements of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	As of June 30, 2011
				Total Fair Value
				Reported in Condensed
				Consolidated Statement of
	Level 1	Level 2	Level 3	Assets and Liabilities
Control Investments
Senior term debt	$—	$—	$17,722	$17,722
Senior subordinated term debt	—	—	59,554	59,554
Preferred equity	—	—	21,155	21,155
Common equity/equivalents	—	—	1,286	1,286

Total Control investments	—	—	99,717	99,717

	As of June 30, 2011
				Total Fair Value
				Reported in Condensed
				Consolidated Statement of
	Level 1	Level 2	Level 3	Assets and Liabilities
Affiliate Investments
Senior term debt	$—	$—	$25,351	$25,351
Senior subordinated term debt	—	—	16,308	16,308
Preferred equity	—	—	8,913	8,913
Common equity/equivalents	—	—	104	104

Total Affiliate investments	—	—	50,676	50,676
Non-Control/Non-Affiliate Investments
Senior term debt	—	—	14,859	14,859
Common equity/equivalents	—	—	43	43

Total Non-Control/Non-Affiliate Investments	—	—	14,902	14,902

Total Investments at fair value	$—	$—	$165,295	$165,295
Cash Equivalents	60,000	—	—	60,000

Total Investments and Cash Equivalents	$60,000	$—	$165,295	$225,295

The following table presents the financial assets carried at fair value as of March 31, 2011, by caption on the accompanying Condensed Consolidated Statements of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	As of March 31, 2011
				Total Fair Value
				Reported in Condensed
				Consolidated Statement of
	Level 1	Level 2	Level 3	Assets and Liabilities
Control Investments
Senior term debt	$—	$—	$21,605	$21,605
Senior subordinated term debt	—	—	56,297	56,297
Preferred equity	—	—	19,745	19,745
Common equity/equivalents	—	—	6,415	6,415

Total Control investments	—	—	104,062	104,062
Affiliate Investments
Senior term debt	—	—	22,903	22,903
Senior subordinated term debt	—	—	6,000	6,000
Preferred equity	—	—	5,653	5,653

Total Affiliate investments	—	—	34,556	34,556
Non-Control/Non-Affiliate Investments
Senior term debt	—	—	14,119	14,119
Senior subordinated term debt	—	—	509	509
Common equity/equivalents	—	—	39	39

Total Non-Control/Non-Affiliate Investments	—	—	14,667	14,667

Total Investments at fair value	$—	$—	$153,285	$153,285
Cash Equivalents	60,000	—	—	60,000

Total Investments and Cash Equivalents	$60,000	$—	$153,285	$213,285

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide a roll-forward in the changes in fair value during the three months ended June 30, 2011 and 2010 for all investments for which the Company determines fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources). Accordingly, the gains and losses in the tables below include changes in fair value due in part to observable factors that are part of the valuation methodology. Two tables are provided for each period. The first table is broken out by Control, Affiliate and Non-Control/Non-Affiliate investment classification. The second table is broken out by major security type.

Fair value measurements using unobservable data inputs (Level 3)

Period ended June 30, 2011:

	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Three months ended June 30, 2011:
Fair value as of March 31, 2011	$104,062	$34,556	$14,667	$153,285
Net realized gains(A)	5,734	—	5	5,739
Net unrealized (depreciation) appreciation(B)	(1,758)	1,985	834	1,061
Reversal of previously-recorded appreciation upon realization(B)	(6,193)	94	(14)	(6,113)
Issuances / Originations(C)	16,753	5,700	6	22,459
Sales	(8,069)	—	—	(8,069)
Settlements / Repayments(D)	(1,647)	(824)	(596)	(3,067)
Transfers(E)	(9,165)	9,165	—	—

Fair value as of June 30, 2011	$99,717	$50,676	$14,902	$165,295

	Senior Term Debt	Senior Subordinated Term Debt	Preferred Equity	Common Equity/ Equivalents	Total
Three months ended June 30, 2011:
Fair value as of March 31, 2011	$58,627	$62,806	$25,398	$6,454	$153,285
Net realized gains(A)	—	5	—	5,734	5,739
Net unrealized appreciation (depreciation)(B)	1,357	(5,655)	4,832	527	1,061
Reversal of previously-recorded appreciation upon realization(B)	95	(14)	(686)	(5,508)	(6,113)
Issuances / Originations(C)	6	19,635	2,790	28	22,459
Sales	—	—	(2,266)	(5,803)	(8,069)
Settlements / Repayments(D)	(2,153)	(915)	—	1	(3,067)

Fair value as of June 30, 2011	$57,932	$75,862	$30,068	$1,433	$165,295

Period ended June 30, 2010:

	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Three months ended June 30, 2010:
Fair value as of March 31, 2010	$148,248	$37,664	$20,946	$206,858
Net realized gains(A)	16,957	—	19	16,976
Net unrealized (depreciation) appreciation(B)	(55)	1,237	444	1,626
Reversal of previously-recorded appreciation upon realization(B)	(17,406)	—	(18)	(17,424)
Issuances / Originations(C)	1,354	—	—	1,354
Sales	(21,474)	—	—	(21,474)
Settlements / Repayments(D)	(31,803)	(472)	(7,312)	(39,587)
Transfers(F)	5,753	(5,753)	—	—

Fair value as of June 30, 2010	$101,574	$32,676	$14,079	$148,329

	Senior Term Debt	Senior Subordinated Term Debt	Preferred Equity	Common Equity/ Equivalents	Total
Three months ended June 30, 2010:
Fair value as of March 31, 2010	$94,359	$71,112	$20,425	$20,962	$206,858
Net realized gains(A)	19	—	—	16,957	16,976
Net unrealized appreciation (depreciation)(B)	510	(168)	556	728	1,626
Reversal of previously-recorded appreciation upon realization(B)	(19)	—	(142)	(17,263)	(17,424)
Issuances / Originations(C)	—	685	58	611	1,354
Sales	—	—	(4,387)	(17,087)	(21,474)
Settlements / Repayments(D)	(29,976)	(9,611)	—	—	(39,587)

Fair value as of June 30, 2010	$64,893	$62,018	$16,510	$4,908	$148,329

(A)	Included in the realized and unrealized gain (loss) section on the accompanying Condensed Consolidated Statement of Operations for the periods ended June 30, 2011 and 2010.

(B)	Included in Net unrealized depreciation of investment portfolio on the accompanying Condensed Consolidated Statement of Operations for the periods ended June 30, 2011 and 2010.

(C)	Includes PIK and other non-cash disbursements to portfolio companies.

(D)	Includes amortization of premiums and discounts and other cost-basis adjustments.

(E)

Transfer represents the cost basis of Cavert immediately after its recapitalization in April 2011, which was reclassified from a Control to an Affiliate investment during the three months ended June 30, 2011.

(F)	Transfer represents the cost basis as of March 31, 2010 of Tread Corporation, which was reclassified from an Affiliate to a Control investment during the three months ended June 30, 2010.

Non-Proprietary Investment Activity

Non-proprietary investments are investments that were not originated by the Company. During the three months ended June 30, 2011, the Company received full repayment of its syndicated loan to Fifth Third Processing Solutions, LLC, resulting in gross proceeds of approximately $0.5 million. The non-proprietary loans in the Company’s investment portfolio, consisting of all Non-Control/Non-Affiliate investments other than B-Dry, LLC, had a fair value of approximately $5.4 million, or 3.3% of its total investments at June 30, 2011.

Proprietary Investment Activity

During the three months ended June 30, 2011, the following significant transactions occurred:

•

In April 2011, the Company recapitalized its investment in Cavert, from which the Company received gross cash proceeds of $5.6 million from the sale of its common equity, resulting in a realized gain of $5.5 million, $2.3 million in a partial redemption of its preferred stock and $0.7 million in preferred dividends. At the same time, the Company invested $5.7 million in new subordinated debt in Cavert. Cavert was reclassified from a Control investment to an Affiliate investment during the three months ended June 30, 2011.

•

In April 2011, the Company invested $16.4 million in a new Control investment, Mitchell Rubber Products, Inc. (“Mitchell”), consisting of subordinated debt and preferred and common equity. Mitchell, headquartered in Mira Loma, California, develops, mixes and molds rubber compounds for specialized applications in the non-tire rubber market.

Refer to Note 12, Subsequent Events, for investment activity occurring subsequent to June 30, 2011.

Investment Concentrations

Approximately 35.0% of the aggregate fair value of the Company’s investment portfolio at June 30, 2011, was comprised of senior term debt, 45.9% was comprised of senior subordinated term debt and 19.1% was comprised of preferred and common equity securities or their equivalents. At June 30, 2011, the Company had investments in 17 portfolio companies with an aggregate fair value of $165.3 million, of which Venyu Solutions, Inc. (“Venyu”), Acme Cryogenics, Inc. (“Acme”) and Mitchell, collectively, comprised approximately $64.2 million, or 38.8% of the Company’s total investment portfolio, at fair value. The following table outlines the Company’s investments by security type at June 30 and March 31, 2011:

	June 30, 2011		March 31, 2011
	Cost	Fair Value	Cost	Fair Value
Senior term debt	$62,421	$57,932	$64,566	$58,627
Senior subordinated term debt	93,327	75,862	74,602	62,806
Preferred equity	53,443	30,068	52,922	25,398
Common equity/Equivalents	5,063	1,433	5,102	6,454

Total Investments	$214,254	$165,295	$197,192	$153,285

Investments at fair value consisted of the following industry classifications at June 30 and March 31, 2011:

	June 30, 2011		March 31, 2011
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Chemicals, plastics and rubber	$38,846	23.5%	$19,906	13.0%
Electronics	25,321	15.3	25,012	16.3
Containers, packaging and glass	25,225	15.3	29,029	19.0
Cargo transport	14,165	8.6	13,183	8.6
Diversified/Conglomerate manufacturing	12,659	7.7	12,746	8.3
Buildings and real estate	9,970	6.0	10,120	6.6
Machinery	9,398	5.7	10,431	6.8
Home and office furnishings/Consumer products	8,852	5.3	8,627	5.6
Oil and gas	6,596	4.0	4,931	3.2
Aerospace and defense	6,415	3.9	6,659	4.4
Printing and publishing	3,155	1.9	3,073	2.0
Automobile	2,400	1.4	7,560	4.9
Telecommunications	2,293	1.4	1,499	1.0
Diversified/Conglomerate service	—	—	509	0.3

Total Investments	$165,295	100.0%	$153,285	100.0%

The investments, at fair value, were included in the following geographic regions of the United States at June 30 and March 31, 2011:

	June 30, 2011		March 31, 2011
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$106,486	64.4%	$92,172	60.1%
Northeast	36,580	22.1	38,126	24.9
West	12,659	7.7	12,746	8.3
Midwest	9,570	5.8	10,241	6.7

Total Investments	$165,295	100.0%	$153,285	100.0%

The geographic region indicates the location of the headquarters for the Company’s portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of the Company’s investment portfolio by fiscal year, assuming no voluntary prepayments, at June 30, 2011:

		Amount
For the remaining nine months ending March 31:	2012	$16,949
For the fiscal year ending March 31:	2013	31,578
	2014	34,331
	2015	17,221
	2016	26,775
	2017	29,124
	Thereafter	—

	Total contractual repayments	$155,978
	Investments in equity securities	58,506
	Adjustments to cost basis on debt securities	(230)

	Total cost basis of investments held at June 30, 2011:	$214,254

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs incurred on behalf of portfolio companies. The Company maintains an allowance for uncollectible receivables from portfolio companies, which is determined based on historical experience and management’s expectations of future losses. The Company charges the accounts receivable to the established provision when collection efforts have been exhausted and the receivables are deemed uncollectible. As of June 30 and March 31, 2011, the Company had gross receivables from portfolio companies of $0.5 million. The allowance for uncollectible receivables was $0.1 million at June 30 and March 31, 2011.

NOTE 4.    RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

The Company has entered into an investment advisory and management agreement with the Adviser (the “Advisory Agreement”), which is controlled by the Company’s chairman and chief executive officer. In accordance with the Advisory Agreement, the Company pays the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee. On July 12, 2011, the Board of Directors approved the renewal of the Advisory Agreement through August 31, 2012.

The following table summarizes the management fees, incentive fees and associated credits reflected in the accompanying Condensed Consolidated Statements of Operations:

	Three Months Ended June 30,
	2011	2010
Average total assets subject to base management fee(A)	$201,600	$204,800
Multiplied by pro-rata annual base management fee of 2%	0.5%	0.5%

Unadjusted base management fee	$1,008	$1,024
Reduction for loan servicing fees(B)	(677)	(824)

Base management fee(B)	$331	$200

Credits to base management fee from Adviser:
Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5%	—	(15)
Credit for fees received by Adviser from the portfolio companies	(215)	(104)

Credit to base management fee from Adviser(B)	(215)	(119)

Net base management fee	$116	$81

Net incentive fee(B)	$19	$1,052

(A)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(B)	Reflected, in total, as a line item on the Condensed Consolidated Statement of Operations.

Base Management Fee

The base management fee is payable quarterly and assessed at an annual rate of 2.0%, computed on the basis of the value of the Company’s average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. In addition, the following three items are adjustments to the base management fee calculation.

•	Loan Servicing Fees

The Adviser also services the loans held by Business Investment, in return for which it receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under the Company’s line of credit. Since the Company owns these loans, all loan servicing fees paid to the Adviser are treated as reductions directly against the 2.0% base management fee under the Advisory Agreement.

•	Senior Syndicated Loan Fee Waiver

The Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations, for the three months ended June 30, 2011 and 2010.

•	Portfolio Company Fees

Under the Advisory Agreement, the Adviser has also provided, and continues to provide, managerial assistance and other services to the Company’s portfolio companies and may receive fees for services other than managerial assistance. 50% of certain of these fees and 100% of other fees are credited against the base management fee that the Company would otherwise be required to pay to the Adviser.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if the Company’s quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of the Company’s net assets (the “hurdle rate”). The Company will pay the Adviser an income-based incentive fee with respect to the Company’s pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of the Company’s realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company’s inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since the Company’s inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since the Company’s inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for the Company’s calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Company’s portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of the Company’s portfolio in all prior years. No capital gains-based incentive fee has been recorded for the Company from its inception through June 30, 2011, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, the Company did not accrue a capital gains-based incentive fee for the three months ended June 30, 2011. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP require the Company to record a capital gains-based incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded for the Company from its inception through June 30, 2011.

Administration Agreement

The Company has entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of the Adviser, whereby it pays separately for administrative services. The Administration Agreement provides for payments equal to the Company’s allocable portion of its Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and the salaries and benefits expenses of the Company’s chief financial officer, chief compliance officer, treasurer, internal counsel and their respective staffs. The Company’s allocable portion of administrative expenses is generally derived by multiplying the Administrator’s total allocable expenses by the percentage of the Company’s total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. On July 12, 2011, the Board of Directors approved the renewal of the Administration Agreement through August 31, 2012.

Related Party Fees Due

Amounts due to related parties on the accompanying Condensed Consolidated Statements of Assets and Liabilities were as follows:

	As of June 30, 2011	As of March 31, 2011
Base management fee due to Adviser	$116	$341
Loan servicing fee due to Adviser	173	157
Incentive fee due to Adviser	19	—
Other	—	1

Total Fees due to Adviser	308	499

Fee due to Administrator	151	171

Total related party fees due	$459	$670

NOTE 5.    BORROWINGS

Line of Credit

On April 14, 2009, the Company, through its wholly-owned subsidiary, Business Investment, entered into a second amended and restated credit agreement providing for a $50.0 million revolving line of credit (the “Credit Facility”) arranged by Branch Banking and Trust Company (“BB&T”) as administrative agent. Key Equipment Finance Inc. also joined the Credit Facility as a committed lender. In connection with entering into the Credit Facility, the Company borrowed $43.8 million under the Credit Facility to make a final payment in satisfaction of all unpaid principal and interest owed to Deutsche Bank AG under a prior line of credit. On April 13, 2010, the Company, through Business Investment, entered into a third amended and restated credit agreement providing for a $50.0 million, two year revolving line of credit, which extended the maturity date of the Credit Facility to April 13, 2012. If the Credit Facility is not renewed or extended by April 13, 2012, all unpaid principal and interest will be due and payable within one year of the maturity date. Advances under the Credit Facility generally bear interest at the 30-day London Interbank Offered Rate (“LIBOR”) (subject to a minimum rate of 2.0%), plus 4.5% per annum, with a commitment fee of 0.50% per annum on undrawn amounts when advances outstanding are above 50.0% of the commitment and 1.0% on undrawn amounts if the advances outstanding are below 50.0% of the commitment. As of June 30, 2011, the Company had no borrowings outstanding with approximately $40.5 million of availability under the Credit Facility. For the three months ended June 30, 2011 and 2010, the Company had weighted average borrowings outstanding under the Credit Facility of $0 and $11.0 million, respectively. The weighted average effective interest rate for the three months ended June 30, 2011, was not meaningful, as the Company had no borrowings outstanding under the Credit Facility during the period. For the three months ended June 30, 2010, the weighted average effective interest rate was 9.8%.

Interest is payable monthly during the term of the Credit Facility. Available borrowings are subject to various constraints imposed under the Credit Facility, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with The Bank of New York Mellon Trust Company, N.A as custodian. BB&T is also the trustee of the account and once a month remits the collected funds to the Company.

The Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to the Company’s credit and collection policies without the lenders’ consent. The Credit Facility also limits payments on distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2011 and 2012. The Company is also subject to certain limitations on the type of loan investments it can make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. The Credit Facility further requires the Company to comply with other financial and operational covenants, which obligate the Company to, among other things, maintain certain financial ratios, including asset and interest coverage, a minimum net worth and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, the Company is subject to a performance guaranty that requires the Company to maintain (i) a minimum net worth of $155.0 million plus 50.0% of all equity and subordinated debt raised after April 13, 2010, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) its status as a BDC under the 1940 Act and as a RIC under the Code. As of June 30, 2011, the Company was in compliance with all covenants.

Short-Term Loan

Similar to what has been done at the close of several of the prior quarters to maintain the Company’s status as a RIC, the Company purchased $40.0 million of short-term United States Treasury Bills (“T-Bills”) through Jefferies & Company, Inc. (“Jefferies”) on June 29, 2011. The T-Bills were purchased using $4.0 million from existing T-Bills for collateral and the proceeds from a $40.0 million short-term loan from Jefferies, with an effective annual interest rate of approximately 0.64%. On July 7, 2011, when the T-Bills matured, the Company repaid the $40.0 million loan from Jefferies.

Fair Value

The Company elected to apply ASC 825, “Financial Instruments,” specifically for the Credit Facility and short-term loan, which was consistent with its application of ASC 820 to its investments. The Company estimates the fair value of the Credit Facility using estimates of value provided by an independent third party and its own assumptions in the absence of observable market data, including estimated remaining life, credit party risk, current market yield and interest rate spreads of similar securities as of the measurement date. Due to the eight-day duration of the short-term loan, cost was deemed to approximate fair value. As of June 30, 2011, all of the Company’s borrowings were valued using Level 3 inputs. The following tables present the Credit Facility and short-term loan carried at fair value as of June 30 and March 31, 2011, by caption on the accompanying Condensed Consolidated Statements of Assets and Liabilities for level three of the hierarchy established by ASC 820 and a roll-forward in the changes in fair value during the three months ended June 30, 2011 and 2010:

	Level 3 - Borrowings
	Total Fair Value Reported in Condensed Consolidated Statements of Assets and Liabilities
	June 30, 2011	March 31, 2011
Short-Term Loan	$40,000	$40,000
Credit Facility	—	—

Total	$40,000	$40,000

	Short-Term Loan	Credit Facility	Total Fair Value Reported in Condensed Consolidated Statements of Assets and Liabilities
Three months ended June 30, 2011:
Fair value at March 31, 2011	$40,000	$—	$40,000
Borrowings	40,000	—	40,000
Repayments	(40,000)	—	(40,000)

Fair value at June 30, 2011	$40,000	$—	$40,000

Three months ended June 30, 2010:
Fair value at March 31, 2010	$75,000	$27,812	$102,812
Borrowings	75,000	16,000	91,000
Repayments	(75,000)	(27,300)	(102,300)
Net unrealized appreciation(A)	—	(12)	(12)

Fair value at June 30, 2010	$75,000	$16,500	$91,500

(A)	Included in net unrealized appreciation (depreciation) of other on the accompanying Condensed Consolidated Statements of Operations for the period ended June 30, 2010.

The fair value of the collateral under the Credit Facility was approximately $158.2 million and $146.3 million at June 30 and March 31, 2011, respectively. The fair value of the collateral under the short-term loan was approximately $44.0 million at both June 30 and March 31, 2011.

NOTE 6.    INTEREST RATE CAP AGREEMENTS

In May 2009, the Company cancelled its interest rate cap agreement with Deutsche Bank AG and entered into an interest rate cap agreement with BB&T that effectively limited the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. The interest rate cap had a notional amount of $45.0 million at a cost of approximately $39. The agreement provided that the Company’s interest rate or cost of funds on a portion of its borrowings was capped at 6.5% when LIBOR was in excess of 6.5%. The interest rate cap agreement expired in May 2011, and a realized loss of $39 was recorded during the three months ended June 30, 2011.

In April 2010, the Company entered into an interest rate cap agreement, effective May 2011 and expiring in May 2012, with BB&T for a notional amount of $45.0 million that effectively limits the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. In conjunction with this agreement, the Company incurred a premium fee of approximately $41. The agreement provides that the Company’s interest rate or cost of funds on a portion of its borrowings will be capped at 6.0% when the LIBOR is in excess of 6.0%. The Company records changes in the fair value of the interest rate cap agreement quarterly based on the current market valuation at quarter end as unrealized depreciation or appreciation of other on the accompanying Condensed Consolidated Statements of Operations. At June 30, 2011, the interest rate cap agreement had a fair value of $4.

The use of a cap agreement involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although the Company will not enter into any such agreements unless it believes that the other party to the transaction is creditworthy, the Company does bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

NOTE 7.    COMMON STOCK

Registration Statement

On July 21, 2009, the Company filed a registration statement on Form N-2 (Registration No. 333-160720) that was amended on October 2, 2009 and which the SEC declared effective on October 8, 2009. The Company filed a post-effective amendment to such registration statement on August 24, 2010, which the SEC declared effective on December 23, 2010. The Company filed a third post-effective amendment to such registration statement on June 17, 2011, which has not yet been declared effective. Once this post-effective amendment is declared effective, the registration statement will permit the Company to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, including through a combined offering of these securities.

NOTE 8.    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the three months ended June 30, 2011 and 2010:

	Three Months Ended June 30,
	2011	2010
Numerator for basic and diluted net increase in net assets resulting from operations per share	$4,187	$5,368
Denominator for basic and diluted weighted average shares	22,080,133	22,080,133

Basic and diluted net increase in net assets resulting from operations per share	$0.19	$0.24

NOTE 9.    DISTRIBUTIONS

The Board of Directors declared the following monthly distributions to stockholders for the three months ended June 30, 2011 and 2010:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Share

2012	April 12, 2011	April 22, 2011	April 29, 2011	$0.045
	April 12, 2011	May 20, 2011	May 31, 2011	0.045
	April 12, 2011	June 20, 2011	June 30, 2011	0.045

Three months ended June 30, 2011:				$0.135

2011	April 7, 2010	April 22, 2010	April 30, 2010	$0.040
	April 7, 2010	May 20, 2010	May 28, 2010	0.040
	April 7, 2010	June 22, 2010	June 30, 2010	0.040

Three months ended June 30, 2010:				$0.120

Aggregate distributions declared and paid for the three months ended June 30, 2011 and 2010 were approximately $3.0 million and $2.6 million, respectively, which were declared based on estimates of net investment income for the respective fiscal years. The characterization of the distributions declared and paid for the fiscal year ended March 31, 2012 will be determined at year end and cannot be determined at this time. For the fiscal year ended March 31, 2011, taxable income available for distributions exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, the Company elected to treat a portion of the first distribution paid in fiscal year 2012 as having been paid in the prior year.

NOTE 10.    COMMITMENTS AND CONTINGENCIES

At June 30, 2011, the Company was not party to any signed commitments for potential investments. However, the Company has certain lines of credit with its portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and the Company expects many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent future cash requirements. The Company estimated the fair value of these unused line of credit commitments as of June 30, 2011 and March 31, 2011 to be nominal.

In November 2008, the Company executed a guaranty of a vehicle finance facility agreement (the “Finance Facility”) between Ford Motor Credit Company and ASH. The Finance Facility provides ASH with a line of credit of up to $0.8 million for component Ford parts used by ASH to build truck bodies under a separate contract. Ford retains title and ownership of the parts. The guaranty of the Finance Facility will expire upon termination of the separate parts supply contract with Ford or upon replacement of the Company as guarantor. The Finance Facility is secured by all of the assets of Business Investment. As of June 30, 2011, the Company has not been required to make any payments on the guaranty of the Finance Facility, and the Company considers the credit risk to be remote and the fair value of the guaranty to be minimal.

In February 2010, the Company executed a guaranty of a wholesale financing facility agreement (the “Floor Plan Facility”) between Agricredit Acceptance, LLC (“Agricredit”) and Country Club Enterprises, LLC (“CCE”). The Floor Plan Facility provides CCE with financing of up to $2.0 million to bridge the time and cash flow gap between the order and delivery of golf carts to customers. The guaranty was renewed in February 2011 and expires in February 2012, unless it is renewed again by the Company, CCE and Agricredit. In connection with this guaranty and its subsequent renewal, the Company recorded aggregate premiums of $0.2 million from CCE. As of June 30, 2011, the Company has not been required to make any payments on the guaranty of the Floor Plan Facility, and the Company considers the credit risk to be remote and the fair value of the guaranty to be minimal.

In April 2010, the Company executed a guaranty of vendor recourse for up to $2.0 million in individual customer transactions (the “Recourse Facility”) between Wells Fargo Financial Leasing, Inc. and CCE. The Recourse Facility provides CCE with the ability to provide vendor recourse up to a limit of $2.0 million on transactions with long-time customers who lack the financial history to qualify for third party financing. In connection with this guaranty, the Company received a premium of $0.1 million from CCE. As of June 30, 2011, the Company has not been required to make any payments on the guaranty of the Recourse Facility, and the Company considers the credit risk to be remote and the fair value of the guaranty to be minimal.

NOTE 11.    FINANCIAL HIGHLIGHTS

	Three Months Ended June 30,
	2011	2010
Per Share Data(A)
Net asset value at beginning of period	$9.00	$8.74

Income from investment operations:
Net investment income(B)	0.16	0.19
Realized gain on sale of investments(B)	0.26	0.77
Net unrealized depreciation of investments(B)	(0.23)	(0.72)

Total from investment operations	0.19	0.24

Distributions from:
Net investment income	(0.13)	(0.12)

Total distributions(C)	(0.13)	(0.12)

Net asset value at end of period	$9.06	$8.86

	Three Months Ended June 30,
	2011		2010

Per share market value at beginning of period	$7.79		$6.01
Per share market value at end of period	7.14		5.83
Total return(D)	(6.67	) %	(0.99	) %
Shares outstanding at end of period	22,080,133		22,080,133

Statement of Assets and Liabilities Data:
Net assets at end of period	$200,035		$195,706
Average net assets(E)	198,324		193,094

Senior Securities Data:
Total borrowings	$40,000		$91,500
Asset coverage ratio(F)	537%		301%
Average coverage per unit(G)	$5,371		$3,006

Ratios/Supplemental Data:
Ratio of expenses to average net assets(H)(I)	3.99%		6.55%
Ratio of net expenses to average net assets(H)(J)	3.55		6.30
Ratio of net investment income to average net assets(H)	7.06		8.71

(A)	Based on actual shares outstanding at the end of the corresponding period.

(B)	Based on weighted average basic per share data.

(C)	Distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.

(D)

Total return equals the change in the market value of the Company’s common stock from the beginning of the period, taking into account dividends reinvested in accordance with the terms of the Company’s dividend reinvestment plan.

(E)	Calculated using the average of the balance of net assets at the end of each month of the reporting period.

(F)

As a BDC, the Company is generally required to maintain an asset coverage ratio of at least 200% of total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to total borrowings and guaranty commitments. Asset coverage ratio is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(G)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.

(H)	Amounts are annualized.

(I)	Ratio of expenses to average net assets is computed using expenses before credits from the Adviser.

(J)	Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.

NOTE 12.    SUBSEQUENT EVENTS

Portfolio Activity

In July 2011, the Company received full repayment of its senior syndicated loan to Survey Sampling, LLC. As of June 30, 2011, both fair value and cost approximated net proceeds received of $2.3 million.

Short-Term Loan

On June 29, 2011, the Company purchased $40.0 million of T-Bills through Jefferies. The T-Bills were purchased using $4.0 million from existing T-Bills for collateral and the proceeds from a $40.0 million short-term loan from Jefferies, with an effective annual interest rate of approximately 0.64%. On July 7, 2011, when the T-Bills matured, the Company repaid the $40.0 million loan from Jefferies.

Distributions

On July 12, 2011, the Board of Directors increased the monthly distributions to stockholders by 11.1% and declared the following monthly distributions:

Record Date	Payment Date	Distribution per Share
July 22, 2011	July 29, 2011	$0.05
August 19, 2011	August 31, 2011	0.05
September 22, 2011	September 30, 2011	0.05

1,000,000 Shares

Gladstone Investment Corporation

% Series A Cumulative Term Preferred Stock

(Liquidation Preference $25 Per Share)

PROSPECTUS SUPPLEMENT

Sole Book-Running Manager

Jefferies

Joint Lead Manager

Janney Montgomery Scott

Co-Managers

J.J.B. Hilliard, W.L. Lyons, LLC

Wunderlich Securities

, 2012